UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

B. RILEY PRINCIPAL MERGER CORP.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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On February 4, 2020, B. Riley Principal Merger Corp. (the “Company”) filed the following Current Report on Form 8-K with the U.S. Securities and Exchange Commission with respect to the Company’s proposed business combination with Alta Equipment Holdings, Inc.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

B. RILEY PRINCIPAL MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BRPM.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	BRPM	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock	BRPM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on December 12, 2019, B. Riley Principal Merger Corp., a Delaware corporation (the “Company” or “BRPM”), BR Canyon Merger Sub Corp., a wholly-owned subsidiary of the Company and a Michigan corporation (“Merger Sub”), Alta Equipment Holdings, Inc., a Michigan corporation (“Alta”), and Ryan Greenawalt entered into an agreement and plan of merger (as the same may be amended from time to time, the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Alta, the separate corporate existence of Merger Sub will thereupon cease, and Alta will become a wholly-owned subsidiary of BPRM. The transactions contemplated by the Merger Agreement are collectively referred to herein as the “business combination.”

The Merger Agreement contains a condition that the Company obtain debt financing in an amount equal to an aggregate of at least $310 million for the purpose of financing the repayment of Alta’s existing net debt, a portion of the consideration payable under the Merger Agreement, costs and expenses incurred by the parties in connection with the business combination and general corporate expenditures. With the entry into the Credit Agreements and Facilities (each as defined below) on February 3, 2020, which will become effective upon the closing of the business combination and the satisfaction of other customary conditions, the Company has satisfied such debt financing condition under the Merger Agreement.

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Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2020, the Company entered into:

(i)  a Fifth Amended and Restated ABL First Lien Credit Agreement among the Company, Alta, Alta Enterprises, LLC, a Michigan limited liability company (“Alta Enterprises”), Alta Construction Equipment Illinois, LLC, a Michigan limited liability company (“Alta Construction IL”), Alta Heavy Equipment Services, LLC, a Michigan limited liability company (“Alta Heavy Equipment”), Alta Industrial Equipment Michigan, LLC, a Michigan limited liability company (“Alta Industrial MI”), Alta Construction Equipment, L.L.C., a Michigan limited liability company (“Alta Construction”), Alta Industrial Equipment Company, L.L.C., a Michigan limited liability company (“Alta Industrial Equipment”), NITCO, LLC, a Michigan limited liability company (“NITCO”), Alta Construction Equipment Florida, LLC, a Michigan limited liability company (“Alta Construction FL”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “ABL Credit Agreement” and the facility thereunder, the “ABL Facility”);

(ii)  a Note Purchase Agreement, among the Company, Alta, Alta Enterprises, Alta Construction IL, Alta Heavy Equipment, Alta Industrial MI, Alta Construction, Alta Industrial Equipment, NITCO, Alta Construction FL, the purchasers party thereto, and U.S. Bank National Association, as Administrative Agent (the “Second Lien Note Purchase Agreement” and the loans thereunder, the “Second Lien Facility”); and

(iii)  a Fifth Amended and Restated Floor Plan First Lien Credit Agreement among the Company, Alta, Alta Enterprises, Alta Construction IL, Alta Heavy Equipment, Alta Industrial MI, Alta Construction, Alta Industrial Equipment, NITCO, Alta Construction FL, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Floor Plan Credit Agreement” and the facility thereunder, the “Floor Plan Facility”).

ABL Credit Agreement

The ABL Facility is an asset-based revolving loan facility that provides for borrowings of up to the lesser of $300 million or the borrowing base, in each case less outstanding loans and letters of credit. The ABL Credit Agreement will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “ABL Effective Date”). The ABL Facility has an expiration date of February 13, 2025.

Amounts outstanding, if any, under the ABL Facility bear interest at a rate per annum equal to, at the borrower’s option, either (i) (0.50)% from the ABL Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on March 31, 2020 and then thereafter, (0.25)% to (0.75)% subject to a pricing grid set forth in the ABL Credit Agreement (depending on the average quarterly availability) plus a CB Floating Rate (as defined in the ABL Credit Agreement) or (ii) 2.00% from the ABL Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on March 31, 2020 and then thereafter, 1.75% to 2.25% subject to a pricing grid set forth in the ABL Credit Agreement (depending on the average quarterly availability) plus the Adjusted LIBO Rate (as defined in the ABL Credit Agreement). Unused amounts under the ABL Facility incur an unused line fee of 0.25% per annum, payable in full on a quarterly basis.

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The ABL Credit Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the ABL Credit Agreement), the First Lien Leverage Ratio (as defined in the ABL Credit Agreement), Second Lien Note Coverage Ratio (as defined in the ABL Credit Agreement) and a minimum Consolidated EBITDA (as defined in the ABL Credit Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the ABL Credit Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever excess availability (as defined in the ABL Credit Agreement) falls below a certain level. The fixed charge coverage ratio (as defined in the ABL Credit Agreement) requires the borrower to maintain a minimum ratio of Consolidated EBITDA (as defined in the ABL Credit Agreement) to the amount of its fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Second Lien Note Purchase Agreement

The Second Lien Facility provides for borrowings in the amount of either $155 million or $165 million, as selected by the Company on the Second Lien Effective Date (as defined below). The Second Lien Facility will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “Second Lien Effective Date”). The Second Lien Facility has an expiration date of August 13, 2025.

Amounts outstanding under the Second Lien Facility bear interest at a rate per annum equal to, at the Company’s option, either (i) 7.00% plus the CB Floating Rate (as defined in the Second Lien Note Purchase Agreement) or (ii) 8.00% plus the Adjusted LIBO Rate (as defined in the Second Lien Note Purchase Agreement).

The Second Lien Note Purchase Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the Second Lien Note Purchase Agreement), the First Lien Leverage Ratio (as defined in the Second Lien Note Purchase Agreement), Book Value Ratio (as defined in the Second Lien Note Purchase Agreement) and a minimum Consolidated EBITDA (as defined in the Second Lien Note Purchase Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the Second Lien Note Purchase Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever “Availability” (as defined in the Second Lien Note Purchase Agreement) under the ABL Facility falls below a certain level. The fixed charge coverage ratio (as defined in the Second Lien Note Purchase Agreement) requires us to maintain a minimum ratio of Consolidated EBITDA (as defined in the Second Lien Note Purchase Agreement) to the amount of our fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Floor Plan First Lien Credit Agreement

The Floor Plan Facility is an asset-based revolving loan facility related to the floor plan equipment that provides for borrowings of up to the lesser of $40 million or the borrowing base, in each case, less outstanding loans and letters of credit. The Floor Plan Credit Agreement will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “Floor Plan Effective Date”). The Floor Plan Facility has an expiration date of February 13, 2025.

Amounts outstanding, if any, under the Floor Plan Facility bear interest at a rate per annum equal to, at the borrower’s option, either (i) 0.25% from the Floor Plan Effective Date until delivery of a financial certificate evidencing Total Leverage Ratio (as defined in the Floor Plan Credit Agreement) with respect to the fiscal quarter ending on June 30, 2020 and then thereafter, (0.50)% to 0.50% subject to a pricing grid set forth in the Floor Plan Credit Agreement (depending on the Total Leverage Ratio (as defined in the Floor Plan Credit Agreement) plus an CB Floating Rate (as defined in the Floor Plan Credit Agreement)) or (ii) 2.75% from Floor Plan Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on June 30, 2020 and then thereafter, 2.00% to 3.00% subject to a pricing grid set forth in the Floor Plan Credit Agreement (depending on the Total Leverage Ratio as defined in the Floor Plan Credit Agreement) plus the Adjusted LIBO Rate (as defined in the Floor Plan Credit Agreement). Unused amounts under the Floor Plan Facility incur an unused line fee of 0.20% to 0.40% per annum, payable in full on a quarterly basis subject to a pricing grid set forth in the Floor Plan Credit Agreement.

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The Floor Plan Credit Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the Floor Plan Credit Agreement), the First Lien Leverage Ratio (as defined in the Floor Plan Credit Agreement), Second Lien Note Coverage Ratio (as defined in the Floor Plan Credit Agreement) and a minimum Consolidated EBITDA (as defined in the Floor Plan Credit Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the Floor Plan Credit Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever excess availability, as defined in the Floor Plan Credit Agreement, falls below a certain level. The fixed charge coverage ratio (as defined in the Floor Plan Credit Agreement) requires us to maintain a minimum ratio of Consolidated EBITDA (as defined in the Floor Plan Credit Agreement) to the amount of our fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Credit Agreements

The ABL Credit Agreement, the Second Lien Note Purchase Agreement and the Floor Plan Credit Agreement (collectively, the “Credit Agreements”) contain various customary covenants that limit or prohibit the Company’s ability to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay certain dividends on its capital stock or redeem, repurchase, retire or make distributions in respect of its capital stock or subordinated indebtedness or make certain other restricted payments; (iii) make certain loans, acquisitions, capital expenditures or investments; (iv) sell certain assets, including stock of its subsidiaries; (v) enter into certain sale and leaseback transactions; (vi) create or incur certain liens; (vii) consolidate, merge, sell, transfer or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) engage in certain business activities.

A violation of the covenants under any of the Credit Agreements may result in default or an event of default under the ABL Facility, Second Lien Loan Facility, or the Floor Plan Facility, as applicable (together, the “Facilities”). Upon the occurrence of an event of default under one or both of the Credit Agreements, the requisite lenders could elect to declare all amounts of such indebtedness outstanding to be immediately due and payable and terminate any commitments to extend further credit.

If the Company is unable to repay those amounts, the lenders under the applicable Credit Agreement may proceed against the collateral granted to them to secure such indebtedness. Substantially all of the Company’s assets are pledged as collateral under the Credit Agreements. If the lenders accelerate the repayment of borrowings, such acceleration would have a material adverse effect on its business, financial condition, results of operations or cash flows. Furthermore, cross-default provisions in the Credit Agreements provide that any default under any Credit Agreement or other significant debt agreements could trigger a cross-default under the ABL Credit Agreement, Second Lien Note Purchase Agreement or the Floor Plan Credit Agreement, as applicable.

The foregoing descriptions of the Credit Agreements do not purport to be complete and are qualified in their entireties by the terms of the Credit Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated February 4, 2020, issued by Alta, announcing its entry into definitive agreements to acquire each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

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Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, BRPM has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of BRPM as of January 16, 2020, the record date established for voting on the proposed business combination and contain important information about the proposed business combination and related matters. BRPM stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with BRPM’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about BRPM, Alta and the proposed business combination. The definitive proxy statement has been mailed to BRPM stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BRPM, when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

BRPM and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of BRPM stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in BRPM, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Alta’s ability to effect the acquisitions of each of Liftech and Flagler; the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of BRPM following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and BRPM and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against BRPM or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of BRPM or satisfy other conditions to the closing of the proposed business combination ; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisition disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or the acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that BRPM, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by BRPM with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in BRPM’s prior and future filings with the SEC, available at www.sec.gov.

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No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amended and Restated ABL First Lien Credit Agreement, dated February 3, 2020, among the B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.2	Note Purchase Agreement, dated February 3, 2020, among B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the purchasers party thereto, and U.S. Bank National Association, as Administrative Agent.
10.3	Fifth Amended and Restated Floor Plan First Lien Credit Agreement, dated February 3, 2020, among B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Press Release Issued by Alta Equipment Holdings, Inc., dated February 4, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP.

Dated: February 4, 2020	By:	/s/ Daniel Shribman
Name: Daniel Shribman
Title: Chief Financial Officer

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Exhibit 10.1

Execution Copy

FIFTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

dated as of

February 3, 2020

B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC.,

ALTA EQUIPMENT HOLDINGS, INC.,

ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,

ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,

ALTA CONSTRUCTION EQUIPMENT, L.L.C.,

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,

NITCO, LLC

and

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC,

as Borrowers

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

COMERICA BANK

FIFTH THIRD BANK, NATIONAL ASSOCIATION

PNC BANK, NATIONAL ASSOCIATION

BMO HARRIS BANK N.A.

and

KEYBANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A.,

as Sole Bookrunner and Sole Lead Arranger

i

ii

iii

SCHEDULES:

Commitment Schedule

EXHIBITS:

iv

This Fifth Amended and Restated ABL First Lien Credit Agreement, dated as of February 3, 2020 (as it may be amended or modified from time to time, this “Agreement”), is among B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, Alta Enterprises, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

R E C I T A L S

A. The borrowers (including the Borrowers hereto, as successors or assigns thereof) party thereto, the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated First Lien Credit Agreement dated as of May 1, 2019, which amended and restated that certain Third Amended and Restated First Lien Credit Agreement dated as of December 27, 2017, which amended and restated that certain Second Amended and Restated Credit Agreement dated as of September 30, 2016, which amended and restated that certain Amended and Restated Credit Agreement dated as of December 28, 2012, and which amended and restated that certain Credit Agreement dated as of May 5, 2011 (as amended, the “Existing Credit Agreement”).

B. The Borrowers party hereto, the Lenders party hereto and the Administrative Agent wish to amend and restate the Existing Credit Agreement on the terms and conditions set forth below to reallocate the existing Commitments and make the other changes to the Existing Credit Agreement evidenced hereby.

C. The financial institutions party hereto which are not Lenders under the Existing Credit Agreement wish to become “Lenders” hereunder and accept and assume the obligations of “Lenders” hereunder with the Commitments and other obligations specified herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended and restated in its entirety (as specified in Section 9.19) as follows:

ARTICLE I Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account” has the meaning assigned to such term in the Security Agreements.

“Account Debtor” means any Person obligated on an Account.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Loan Party (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one (1)-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided further, that, if the LIBO Screen Rate at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to any Borrower, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Borrower or any Subsidiary or any Person of which such Borrower and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

“Agent Indemnitee” has the meaning assigned to it in Section 9.03(c).

“Alta Construction Equipment Florida” means Alta Construction Equipment Florida, LLC, a Michigan limited liability company.

“Alta Enterprises” means Alta Enterprises, LLC, a Michigan limited liability company.

“Alta Group” means B. Riley Principal Merger Corp., a Delaware corporation, to be re-named Alta Equipment Group Inc. on the Effective Date.

“Alta Holdings” means Alta Equipment Holdings, Inc., a Michigan corporation.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to a Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin” means, for any day, with respect to Revolving Credit Loans that are CBFR Loans, Revolving Credit Loans that are Eurodollar Loans, Letter of Credit Fees payable under Section 2.11(b)(i) and commitment fees payable under Section 2.11(a) hereunder, as the case may be, the applicable rate per annum set forth below under the applicable caption, as the case may be, based upon the Average Quarterly Availability during the most recently ended Fiscal Quarter of Alta Group:

Level	Average Quarterly Availability	Applicable Margin – CBFR Loans	Applicable Margin – Adjusted Eurodollar Loans and Letter of Credit Fees	Applicable Margin – Commitment Fees
I	< $25,000,000	- 25.0 bps	225.0 bps	25.0 bps
II	≥ $25,000,000 but < $100,0000,000	- 50.0 bps	200.0 bps	25.0 bps
III	≥ $100,000,000	- 75.0 bps	175.0 bps	25.0 bps

For purposes of the foregoing, each change in the Applicable Margin resulting from a change in Average Quarterly Availability shall be effective during the period commencing on and including the first day of each Fiscal Quarter of Alta Group and ending on the last day of such Fiscal Quarter, it being understood and agreed that, for purposes of determining the Applicable Margin on the first day of any Fiscal Quarter of Alta Group, the Average Quarterly Availability during the most recently ended Fiscal Quarter of Alta Group shall be used. Notwithstanding the foregoing, the Average Quarterly Availability shall be deemed to be in Level I at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver any Borrowing Base Certificate or related information required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until each such Borrowing Base Certificate and related information is so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level II as of the Effective Date and shall be adjusted for the first time thereafter based on the Average Quarterly Availability for the Fiscal Quarter ending March 31, 2020.

If at any time the Borrowers or the Administrative Agent determines that the Borrowing Base Certificate or related information upon which the Average Quarterly Availability was determined were incorrect (whether based on a restatement, fraud or otherwise), the Borrowers shall be required to immediately (or, in the case of a determination made by the Administrative Agent, immediately following the Administrative Agent’s demand therefor (provided, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any bankruptcy or similar law, automatically and without further action by the Administrative Agent)) and retroactively pay any additional amount that the Borrowers would have been required to pay if such financial statements had been accurate at the time they were delivered.

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure, Overadvances or Swingline Loans, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitment of all Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Revolving Exposures most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination); provided that in the case of Section 2.19 when a Defaulting Lender shall exist, “Applicable Percentage” under this clause (a) shall mean the percentage of the total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment, and (b) with respect to Protective Advances, a percentage equal to a fraction the numerator of which is such Lender’s aggregate Credit Exposure and unused Commitments and the denominator of which is the aggregate Credit Exposure and unused Commitments of all Lenders; provided that in the case of Section 2.19 when a Defaulting Lender shall exist, “Applicable Percentage” under this clause (b) shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitments.

“Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a).

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Augmenting Lender” has the meaning assigned to such term in Section 2.21(a).

“Available Revolving Commitment” means, at any time, the aggregate Revolving Commitment of all Lenders then in effect minus the aggregate Revolving Exposure of all Lenders at such time (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Availability” means, at any time, an amount equal to (a) the lesser of (i) the aggregate Revolving Commitment of all Lenders and (ii) the Revolving Borrowing Base, minus (b) the aggregate Revolving Exposure of all Lenders (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Average Quarterly Availability” means, for any Fiscal Quarter of Alta Group, an amount equal to the average daily Availability during such Fiscal Quarter (or, for the Fiscal Quarter ending March 31, 2020, for the period from and including the Effective Date through March 31, 2020), as determined by the Administrative Agent’s system of records; provided, that in order to determine Availability on any day for purposes of this definition, the Revolving Borrowing Base for such day shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01 as of such day.

“B. Riley Merger/Equity Transaction Agreements” means the agreements listed on Schedule 3.30 as the B. Riley Merger/Equity Transaction Agreements.

“B. Riley Merger/Equity Transactions” means the transactions described on Schedule 3.30.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of any Loan Party (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Reserves” means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower Representative giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Adjusted One Month LIBOR Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Screen Rate permanently or indefinitely ceases to provide the LIBO Screen Rate; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate announcing that such administrator has ceased or will cease to provide the LIBO Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Screen Rate, a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case which states that the administrator of the LIBO Screen Rate has ceased or will cease to provide the LIBO Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate announcing that the LIBO Screen Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower Representative, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.13.

“Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party mean an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means: (1) with respect to a corporation, the board of directors of the corporation or such directors or committee serving a similar function; (2) with respect to a limited liability company, the board of managers of the company or such managers or committee serving a similar function; (3) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (4) with respect to any other Person, the managers, directors, trustees, board or committee of such Person or its owners serving a similar function.

“Borrower Representative” means Alta Group in its capacity as representative of the Borrowers as set forth in Section 2.20.

“Borrowers” means Alta Group and its Subsidiaries.

“Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan, (c) a Protective Advance and (d) an Overadvance.

“Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrowers, in form and substance acceptable to the Administrative Agent in its sole discretion.

“Borrowing Request” means a request for a Borrowing under Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Detroit, Chicago or New York are generally authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset, including without limitation leasehold improvements, but excluding new, used or parts inventory, on a consolidated balance sheet of Alta Group and its Subsidiaries prepared in accordance with GAAP. For purposes of calculating the Fixed Charge Coverage Ratio, such expenditures will be reduced by the sum of (a) the net book value with respect to any sale of any fixed or capital assets (excluding new, used, and parts inventory) and (b) any piece of rental equipment financed via either Loans, Floor Plan Loans or any other floorplan line (up to the value advanced on such asset thereunder), in each case (both clauses (a) and (b)) as determined by the Administrative Agent in its Permitted Discretion.

“Capital Lease” means any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

“Capital Lease Obligations” means the aggregate principal component of capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

“Cash Common Equity” is defined in Section 3.30.

“Cash Dominion Period” means each period commencing on the day on which Availability, as calculated by the Administrative Agent (which calculation shall be deemed correct absent manifest error) is less than 10.0% of the aggregate Revolving Commitment of all Lenders, and ending on the day on which Availability, as calculated by the Administrative Agent (which calculation shall be deemed correct absent manifest error) is equal to or greater than 10.0% of the aggregate Revolving Commitment of all Lenders for thirty (30) consecutive days.

"CB Floating Rate" means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

“CBFR”, when used in reference to: (a) a rate of interest, refers to the CB Floating Rate, and (b) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CB Floating Rate.

“Change in Control” means any of the following:

(a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Permitted Investors, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Alta Group;

(b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of Alta Group by Persons who were not (i) directors of Alta Group on the date of this Agreement or nominated or appointed by the board of directors of Alta Group or (ii) appointed by directors so nominated or appointed;

(c) the acquisition of direct or indirect Control of Alta Group by any Person or group other than Permitted Investors;

(d) Alta Group shall fail to own and control, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Holdings;

(e) Alta Group and Alta Holdings shall fail to own, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Enterprises;

(f) Alta Enterprises shall fail to own, directly or indirectly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of each other Borrower (other than Alta Group and Alta Holdings); or

(g) any “change in control” (or any comparable term) under any Second Lien Notes Document or Floor Plan Loan Document or any other event that would require or permit the Second Lien Purchasers or Floor Plan Lenders or any of them to require an acceleration or prepayment of the Second Lien Obligations or the Floor Plan Obligations, as applicable.

"Change in Law" means the occurrence, after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III (i.e., the Third Basel Accord agreed upon by the members of the Basel Committee on Banking Supervision in 2010–11), shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.15.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Protective Advances, Overadvances or Swingline Loans.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all present or future personal property or material real property owned, leased or operated by a Person, which property is covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Administrative Agent, on behalf of itself and the Secured Parties, to secure the Secured Obligations.

“Collateral Documents” means, collectively, the Security Agreements, any Mortgages, the Loan Party Guaranties, the Subordination Agreements, the Intercreditor Agreements and all other agreements, instruments and documents executed in connection with this Agreement at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement) that are intended to create or evidence Liens to secure, Guarantees of, or subordinations to, all or any part of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, pledge and security agreements, pledges, powers of attorney, guaranties, subordination agreements, consents, assignments, contracts, leases, and financing statements, all as amended or otherwise modified from time to time.

“Collection Account” has the meaning assigned to such term in the Security Agreement.

“Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment and any other commitments, if any are established pursuant to any amendment hereto at any time. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 9.01(d)(ii).

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)	if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;

provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

"Consolidated EBITDA" means, with reference to any period, the Net Income for such period, and plus (a) to the extent reducing such Net Income, (i) Interest Expense, (ii) expense for income taxes, (iii) depreciation, (iv) amortization, (v) any non-cash charges for such period (but excluding (1) any non-cash charge that results from the write-down or write-off of accounts receivable or that is in respect of any other item that was included in Net Income in a prior period, (2) any non-cash charge that relates to the write-down or write-off of inventory or equipment, any additions to bad debt reserves or bad debt expense and (3) any non-cash charge to the extent it represents an accrual of or a reserve for cash expenditures in any future period), (vi) any reasonable non-recurring fees, cash charges and other cash expenses made or incurred in connection with (1) the Transactions (including one-time transaction bonuses) in an aggregate amount not to exceed $25,000,000.00 incurred prior to or within nine months after the Effective Date, or (2) any amendments, restatements, supplements, waivers or other modifications to the Loan Documents, Floor Plan Loan Documents, or the Second Lien Notes Documents, (vii) losses deducted during the specified period, but only to the extent proceeds of insurance (including, without limitation, business interruption insurance) or indemnity recovery are actually received during such period, (viii) reasonable transaction expenses and fees for such period with respect to with respect to Permitted Acquisitions consummated or sought but not consummated by any Loan Party, (ix) Pro Forma EBITDA attributable to any Permitted Acquisition, (x) reasonable expenses and fees incurred during the specified period in connection with the administration of the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents after the Effective Date (including in all cases expenses and fees paid to the Administrative Agent and/or the Lenders), (xi) fees and expenses during the specified period which are directly related to any proposed or actual issuance of debt or equity or asset dispositions, in each case permitted under this Agreement, (xii) (1) any extraordinary or non-recurring losses in the aggregate in any period of twelve consecutive months not to exceed the result of (1) 10% of Consolidated EBITDA, less (2) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable Loan Party sold the applicable asset, minus (y) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof), for such twelve consecutive months (prior to giving effect to this clause (xii)(1)) or (2) other non-recurring charges, costs and expenses incurred during such period approved by the Administrative Agent in its reasonable discretion (not to be unreasonably withheld, conditioned or delayed), and (xiii) one-time GAAP adjustments related to the B. Riley Merger/Equity Transactions in an aggregate amount not to exceed $35,000,000, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any non-cash items of income for such period, all calculated for Alta Group and its Subsidiaries on a consolidated basis.

“Consolidated First Lien Debt” means, as of any date, the Consolidated Total Debt of Alta Group and its Subsidiaries, excluding (a) the aggregate outstanding amount of the Second Lien Notes at such time and (b) the aggregate outstanding amount of Subordinated Debt at such time.

“Consolidated Second Lien Note Coverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Assets less Consolidated First Lien Debt as of such date to (b) the aggregate outstanding amount of the Second Lien Notes as of such date.

“Consolidated Total Assets” means, as of any date, (a) the sum of the Net Book Value of each of the following, without duplication, as of such date (i) accounts receivable, net of allowance for doubtful accounts, plus (ii) parts inventory, net of reserves, plus (iii) work in process, net of reserves, plus (iv) equipment inventories (i.e., equipment held for sale or rental under the new, used, and rental categories on the balance sheet of Alta Group and its Subsidiaries), net of depreciation, plus (v) fixed assets (i.e. property plant and equipment) net of depreciation, less (b) the sum of the following as of such date (i) the value of promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Administrative Agent, plus (ii) Showroom Ready Debt, all as set forth in the most recently delivered financial statements of Alta Group and its Subsidiaries.

“Consolidated Total Debt” means, as of any date, the Indebtedness of Alta Group and its Subsidiaries on a consolidated basis, excluding (a) promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Administrative Agent, and (b) Showroom Ready Debt which is not in curtailment.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Disbursement Account” means, collectively, the following the accounts or accounts identified by the Administrative Agent as the Controlled Disbursement Account, and any replacement or additional accounts of the Borrowers maintained with the Administrative Agent as a zero balance, cash management account pursuant to and under any agreement between a Borrower and the Administrative Agent, as modified and amended from time to time, and through which all disbursements of a Borrower, any other Loan Party and any designated Subsidiary of a Borrower are made and settled on a daily basis with no uninvested balance remaining overnight.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.

“Credit Exposure” means, as to any Lender at any time, such Lender’s Revolving Exposure at such time.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.23.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a (i) Bankruptcy Event or (ii) a Bail-In Action.

“Departing Lender” has the meaning assigned to such term in Section 2.18(b).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"Disqualified Equity" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“dollars” or “$” refers to lawful money of the U.S.

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.13 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower Representative and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date upon which all of the conditions set forth in Article IV are satisfied; provided, that such conditions are satisfied on or before February 14, 2020.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrowers and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Accounts” means, at any time, the Accounts of a Borrower which the Administrative Agent determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent’s discretion provided herein, Eligible Accounts shall not include any Account:

(a) which is not subject to a first priority perfected security interest in favor of the Administrative Agent;

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent or the Floor Plan Administrative Agent, (ii) a Lien in favor of Second Lien Notes Representative, subject to the Second Lien Intercreditor Agreement, and (iii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent; provided that Accounts relating to Floor Plan Priority Collateral shall not be Eligible Accounts;

(c) (i) with respect to which the scheduled due date is more than 90 days after the date of the original invoice therefor, (ii) which is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date therefor, or (iii) which has been written off the books of a Borrower or otherwise designated as uncollectible;

(d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible hereunder;

(e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to (i) such Borrower exceeds 25% of the aggregate amount of Eligible Accounts of such Borrower or (ii) all Borrowers exceeds 25% of the aggregate amount of Eligible Accounts of all Borrowers;

(f) with respect to which any covenant, representation, or warranty contained in this Agreement or in any Security Agreement has been breached or is not true;

(g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon any Borrower’s completion of any further performance or is billed in advance of the relevant shipment of inventory or performance of service, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest;

(h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Loan Parties or if such Account was invoiced more than once;

(i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;

(j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;

(k) which is owed by any Account Debtor which has sold all or a substantially all of its assets;

(l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S., Canada, or any province of Canada unless, in either case, such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the Administrative Agent;

(m) which is owed in any currency other than U.S. dollars;

(n) which is owed by (i) any government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Agent, or (ii) any government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;

(o) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;

(p) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;

(q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;

(r) which is evidenced by any promissory note, chattel paper, or instrument;

(s) which is owed by an Account Debtor (i) located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit such Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has filed such report or qualified to do business in such jurisdiction or (ii) which is a Sanctioned Person;

(t) with respect to which such Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account;

(u) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;

(v) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower has or has had (other than any ownership interest prior to such Eligible Accounts being purchased by such Borrower as part of an Acquisition) an ownership interest in such goods, or which indicates any party other than such Borrower as payee or remittance party;

(w) which has been acquired from a Sanctioned Person;

(x) which was created on cash on delivery terms; or

(y) which the Administrative Agent determines may not be paid by reason of the Account Debtor’s inability to pay or which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever.

In the event that an Account which was previously an Eligible Account ceases to be an Eligible Account hereunder, such Borrower shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Account, the face amount of an Account may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower to reduce the amount of such Account.

“Eligible Equipment Inventory” means, as of any date, the equipment owned by a Borrower and meeting each of the following requirements:

(a) such Borrower has the right to subject such equipment to a Lien in favor of the Administrative Agent; such equipment is subject to a first priority perfected Lien in favor of the Administrative Agent and is free and clear of all other Liens of any nature whatsoever (except for (i) a Lien in favor of the Floor Plan Administrative Agent, subject to the First Lien Intercreditor Agreement, (ii) a Lien in favor of Second Lien Notes Representative, subject to the Second Lien Intercreditor Agreement, and (iii) Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Agent);

(b) such equipment was not purchased with a Floor Plan Loan or, if it was purchased with a Floor Plan Loan, such Floor Plan Loan has been paid in full;

(c) such equipment is located on premises acceptable to the Administrative Agent;

(d) such equipment is in good working order and condition (ordinary wear and tear excepted) and is used or held for use by such Borrower in the ordinary course of business of such Borrower;

(e) such equipment is not subject to any agreement which restricts the ability of such Borrower to use, sell, transport or dispose of such equipment or which restricts the Administrative Agent's ability to take possession of, sell or otherwise dispose of such equipment;

(f) the manufacturer serial number on such equipment is visible after such equipment placed in service;

(g) with respect to such equipment constituting rental units, such equipment must have an executed rental contract not to exceed sixty (60) months and such contract must be in a form acceptable to the Administrative Agent;

(h) with respect to such equipment constituting demonstration units, any such unit shall not be considered Eligible Equipment Inventory for more than three (3) months;

(i) such equipment must be subject to an appraisal satisfactory to the Administrative Agent and not more than six (6) months old;

(j) such equipment is not otherwise unacceptable to the Administrative Agent; and

(k) such equipment shall be depreciated in a manner consistent with past practices by the Borrowers and be in accordance with GAAP.

In the event that inventory which was previously Eligible Equipment Inventory ceases to be Eligible Equipment Inventory hereunder (except in the event that such ineligibility is solely pursuant to clause (e) hereof), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory – New” means, as of any date, the Eligible Equipment Inventory of a Borrower that constitutes equipment held by such Borrower as new equipment that has not been rented (other than for demonstration), is undamaged, saleable, complete and has less than 100 hours of use since being manufactured. In the event that Inventory which was previously Eligible Equipment Inventory – New ceases to be Eligible Equipment Inventory – New hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory – Rental Fleet” means, as of any date, the Eligible Equipment Inventory of a Borrower leased or held for lease to a customer in the ordinary course of business. In the event that inventory which was previously Eligible Equipment Inventory – Rental Fleet ceases to be Eligible Equipment Inventory – Rental Fleet hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory - Unappraised” means, as of any date, the equipment owned by a Borrower that satisfies all the requirements in the definition of Eligible Equipment Inventory except clause (i) of such definition. In the event that inventory which was previously Eligible Equipment Inventory - Unappraised ceases to be Eligible Equipment Inventory - Unappraised hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. Notwithstanding anything herein to the contrary, any equipment qualifying as Eligible Equipment Inventory - Unappraised shall no longer be considered Eligible Equipment Inventory – Unappraised upon the earlier of (i) six months after the date it was first considered Eligible Equipment Inventory – Unappraised and (ii) the first date such equipment is subject to an appraisal satisfactory to the Administrative Agent.

“Eligible Equipment Inventory – Used Fleet” means, as of any date, the Eligible Equipment Inventory of a Borrower held for sale that has been used and does not constitute Eligible Equipment Inventory – Rental Fleet. In the event that inventory which was previously Eligible Equipment Inventory – Used Fleet ceases to be Eligible Equipment Inventory – Used Fleet hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Parts Inventory” means, at any time, the parts inventory of a Borrower which the Administrative Agent determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent’s discretion provided herein, Eligible Parts Inventory shall not include any Inventory:

(a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent;

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent, (ii) a Lien in favor of Second Lien Notes Representative, subject to the Second Lien Intercreditor Agreement, and (iii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent;

(c) which, in the Administrative Agent’s opinion, constitutes slow moving, obsolete, unmerchantable, defective, used, core returns, consumables, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;

(d) with respect to which any covenant, representation, or warranty contained in this Agreement or the Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority;

(e) in which any Person shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such parts Inventory as having or purporting to have an interest therein;

(f) which is not parts held for sale in the ordinary course of business;

(g) which is not located on premises owned or leased (with a landlord waiver and access agreement satisfactory to the Administrative Agent) by a Borrower;

(h) which is the subject of a consignment by such Borrower as consignor;

(i) which contains or bears any intellectual property rights licensed to such Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;

(j) for which reclamation rights have been asserted by the seller; or

(k) which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever.

In the event that parts inventory which was previously Eligible Parts Inventory ceases to be Eligible Parts Inventory hereunder (except in the event that such ineligibility is solely pursuant to clause (k) hereof), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, or the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the Security Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower (or Guarantor, if any), is treated as a single employer under Section 414(b) or (c) of the Code or, Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standards” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower (or Guarantor, if any) or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower (or Guarantor, if any) or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower (or Guarantor, if any) or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower (or Guarantor, if any) or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower (or Guarantor, if any) or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

"Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Event of Loss” means, with respect to any assets, any of the following: (a) any loss, destruction or damage of such assets; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such assets or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such assets, or confiscation of such assets or the requisition of the use of such assets.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

"Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Letters of Credit” means each of the currently outstanding letters of credit issued for the account of a Borrower and listed on Schedule 2.06 hereto.

“Extenuating Circumstance” means any period during which the Administrative Agent has determined in its sole discretion (i) that due to unforeseen and/or nonrecurring circumstances, it is impractical and/or not feasible to submit or receive a Borrowing Request or Interest Election Request by email or fax or through Electronic System, and (ii) to accept a Borrowing Request or Interest Election Request telephonically.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Financial Officer” means the chief executive officer, chief financial officer, vice president of finance, director of finance, principal accounting officer, treasurer or controller of such company.

“First Lien Intercreditor” means an intercreditor agreement dated on or before the Effective Date among the Borrowers, the Administrative Agent and the Floor Plan Administrative Agent, and in form and substance acceptable to the Borrowers, the Administrative Agent and the Floor Plan Administrative Agent, as amended or otherwise modified from time to time.

“First Lien Leverage Ratio” means, as of any date, the ratio of (a) Consolidated First Lien Debt as of such date, to (b) Consolidated EBITDA less (1) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (a) as the price at which the applicable Borrower sold the applicable asset, minus (b) the applicable Borrower’s initial purchase price of such asset (for the avoidance of doubt, without reducing clause (b) for any depreciation or amortization thereof); and (2) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

"Fiscal Quarter" means each of the quarterly accounting periods of Alta Group and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year.

"Fiscal Year" means each annual accounting period of Alta Group and its Subsidiaries ending on December 31. As an example, reference to the 2020 Fiscal Year shall mean the Fiscal Year ending December 31, 2020.

"Fixed Charge Coverage Ratio" means, as of any date, the ratio of (a) Consolidated EBITDA, minus, Capital Expenditures, to (b) Fixed Charges, all as calculated for the four consecutive Fiscal Quarters then ending on a consolidated basis for Alta Group and its Subsidiaries.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus prepayments (other than (x) prepayments of Loans and (y) prepayments constituting refinancings through the incurrence of additional Indebtedness expressly permitted by Section 6.01)) and scheduled principal and curtailment payments on Indebtedness made during such period (other than payments on intercompany Indebtedness between the Borrowers), plus expense for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, all calculated for the Borrowers and their respective Subsidiaries on a consolidated basis.

“Flagler” means Flagler Construction Equipment, LLC, a Delaware limited liability company.

“Flagler Acquisition” means the Acquisition of substantially all the assets of Flagler by Alta Construction Equipment Florida described in the Flagler Acquisition Agreement and the other Flagler Acquisition Documents.

“Flagler Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Flagler, Alta Enterprises and Flagler Holdings, LLC, a Delaware limited liability company, Alta Construction Equipment Florida, Alta Enterprises and Thomas R. Holmes in the form delivered to the Administrative Agent prior to the date of this Agreement.

“Flagler Acquisition Documents” means the Flagler Acquisition Agreement and each other material agreement effecting the Flagler Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

“Flagler Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which Alta Construction Equipment Florida collaterally assigns to the Administrative Agent its rights and benefits under the Flagler Acquisition Agreement.

“Flood Laws” has the meaning assigned to such term in Section 8.10.

“Floor Plan Administrative Agent” means JPMCB, in its capacity as administrative agent under any of the Floor Plan Credit Agreement, or any successor administrative agent under the Floor Plan Credit Agreement.

“Floor Plan Credit Agreement” means the Floor Plan Credit Agreement, dated as of the date hereof, among the Borrowers, the lenders party thereto from time to time, and the Floor Plan Administrative Agent, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Floor Plan Lenders” means the “Lenders” as defined in, and party to, the Floor Plan Credit Agreement.

“Floor Plan Loan Documents” means the “Loan Documents” as defined in the Floor Plan Credit Agreement.

“Floor Plan Loan Parties” means the “Loan Parties” as defined in the Floor Plan Credit Agreement.

“Floor Plan Loans” means “Loans” as defined in, and made under, the Floor Plan Credit Agreement.

“Floor Plan Obligations” means the “Secured Obligations” as defined in the Floor Plan Credit Agreement.

“Floor Plan Priority Collateral” means all Collateral consisting of the equipment purchased with Floor Plan Loans and all Proceeds of any of the foregoing (including without limitation, all insurance proceeds and rents and all accessions thereto).

“Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

“Forward Purchase Cash Common Equity” is defined in Section 3.30.

“Funding Account” has the meaning assigned to such term in Section 4.01(q).

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Greenawalt” means Ryan Greenawalt and any trust controlled by him, for his benefit, his spouse’s benefit or the benefit of any lineal descendants of Ryan Greenawalt.

“Guarantees” means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) Guaranteeing or intended to Guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase assets, securities or services primarily for the purpose of assuring the holder of such Indebtedness against loss in respect thereof, (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (v) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guarantee is made.

“Guarantors” means the Borrowers (as a Guarantor with respect to all Secured Obligations of each of the other Loan Parties) and each existing and future subsidiary of any of the foregoing.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

"Historical Financial Statements" has the meaning assigned to such term in Section 3.04(a).

“IBA” has the meaning assigned to such term in Section 1.05.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Increasing Lender” has the meaning assigned to such term in Section 2.21(a).

“Indebtedness” of any Person means, without duplication, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of assets or services purchased by such Person (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees of such Person with respect to Indebtedness of another Person, (h) Capital Lease Obligations of such Person, (i) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created or similar instruments for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), as reduced from time to time, (j) all Disqualified Equity, (k) the principal balance outstanding under any synthetic lease, tax retention operating lease, accounts receivable securitization program, off-balance sheet loan or similar off-balance sheet financing product, based on the amount that would be deemed outstanding thereunder if such transaction was structured as a secured financing on balance sheet, (l) the Indebtedness of any partnership in which such Person is a general partner, (m) obligations under any earn-out or similar obligations determined in accordance with GAAP and (n) the portion of indebtedness of any unincorporated joint venture in which such Person is a general partner or a joint venturer that is pro rata to such Person’s ownership interest in such joint venture and (o) buyback obligations to the extent such obligations exceed the associated asset value set forth in the financial statements of Alta Group and its Subsidiaries.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

"Ineligible Institution" has the meaning assigned to it in Section 9.04(b).

“Intercreditor Agreements” means, collectively, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and any other intercreditor agreement in form and substance acceptable to the Administrative Agent in its sole discretion.

“Interest Election Request” means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of Alta Group and its Subsidiaries for such period with respect to all outstanding Indebtedness of Alta Group and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for Alta Group and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any CBFR Loan and any Swingline Loan, the first Business Day of each month, and (b) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one (1) month duration, each successive date(s) each one (1) month after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six (6) months thereafter, as a Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“IPO Cash Common Equity” is defined in Section 3.30.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means each of JPMCB in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“JPMCB” means JPMorgan Chase Bank, N.A.

“JPMCB Parties” has the meaning assigned to such term in Section 9.20.

“LC Collateral Account" has the meaning assigned to such term in Section 2.05(j).

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or Section 2.21 or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and Issuing Bank.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement.

“Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any CBFR Borrowing, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent in its reasonable discretion (in each case, the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, (x) if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (y) if the LIBO Screen Rate shall not be available at such time for a period equal in length to such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.13 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided further, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a CBFR Borrowing, such rate shall be determined as modified by the definition of Adjusted One Month LIBOR Rate.

“LIBO Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of Equity Interests or securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or securities.

“Liftech” means Liftech Equipment Companies, Inc., a New York corporation.

“Liftech Acquisition” means the Acquisition of substantially all the assets of Liftech by NITCO described in the Liftech Acquisition Agreement and the other Liftech Acquisition Documents.

“Liftech Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Liftech, NITCO, and Joseph Verzino in the form delivered to the Administrative Agent prior to the date of this Agreement.

“Liftech Acquisition Documents” means the Liftech Acquisition Agreement and each other material agreement effecting the Liftech Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

“Liftech Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which NITCO collaterally assigns to the Administrative Agent its rights and benefits under the Liftech Acquisition Agreement.

“Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, each Letter of Credit Agreement, the Collateral Documents, the Subordination Agreements, the Flagler Assignment of Representations and Warranties, the Liftech Assignment of Representations and Warranties and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, intercreditors, landlord waivers and access agreements, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Parties” means the Borrowers and the Guarantors, if any.

“Loan Party Guaranty” means any guaranty agreements from any Guarantor delivered in connection with any Loan Document at any time (and for avoidance of doubt, excluding any and all such guaranty agreements of any Persons that are not Guarantors as defined herein delivered in connection with the Existing Credit Agreement) as are requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans, Overadvances and Protective Advances.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

"Material Adverse Effect" means a material adverse effect on (a) the business, assets, property or financial condition of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties to perform any of their Obligations, or (c) the rights of or benefits available to the Administrative Agent of the Lenders under the Loan Documents, including without limitation the Collateral and the priority of the Administrative Agent’s Liens thereon.

“Material Agreement” means any agreement listed on Schedule 3.21.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the “obligations” of any Loan Party in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Swap Agreement were terminated at such time.

“Maximum Rate” has the meaning assigned to such term in Section 9.15.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means any mortgage, deed of trust or other agreement from any Loan Party granting a Lien on any of its real property delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance reasonably satisfactory to the Administrative Agent, entered into by any Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Book Value” means the net book value of any asset, taking into account diminutions, depreciations and other accounting charges, determined in accordance with GAAP.

“Net Orderly Liquidation Value” means, with respect to Inventory or Equipment of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof.

"Net Cash Proceeds" means, without duplication (a) in connection with any sale or other disposition of any asset or any settlement by, or receipt of payment in respect of, any property insurance claim or condemnation award, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, settlement or payment, net of documented attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such sale, insurance claim or condemnation award (other than any Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders) and other fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof and of any other costs incurred in connection with such sale, disposition, settlement or receipt and (b) in connection with any issuance or sale of any equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of investment banking fees, documented attorneys' fees, accountants' fees, underwriting discounts and commissions and other fees and expenses actually incurred in connection therewith.

“Net Income” means, for any period, the consolidated net income (or loss) determined for Alta Group and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that the following shall be excluded from the calculation of Net Income: (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Alta Group or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Alta Group or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by Alta Group or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary (other than a Borrower), to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“NITCO” means NITCO, LLC, a Michigan limited liability company.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. eastern time on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” means all unpaid principal of and accrued and unpaid interest on (including without limitation interest accruing after the maturity of the Loans and reimbursement obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Lenders or to any Lender, the Administrative Agent, the Issuing Bank or to the Issuing Bank or any indemnified party arising under the Loan Documents, in all cases, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

"Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document), or sold or assigned an interest in any Loan, Letter of Credit or Loan Document.

"Other Taxes" means any present or future stamp, court, documentary intangible, recording, filing or similar other excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.18(b)).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a back-up standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 105% of the LC Exposure as of the date of such payment), (iii) the indefeasible payment in full in cash of all accrued and unpaid fees, (iv) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of all Commitments, and (vi) the termination of the Swap Agreement Obligations and the Banking Services Obligations.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Payment Condition” shall be deemed to be satisfied in connection with a Restricted Payment or Permitted Acquisition if:

(a)	no Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment or Permitted Acquisition;

(b)	immediately after giving effect to such Restricted Payment plus any prepayment of the Second Lien Notes that may be required pursuant to such Restricted Payment or Permitted Acquisition and at all times during the 60-day period immediately prior to such Restricted Payment (and prepayment of the Second Lien Notes that may be required pursuant to such Restricted Payment) or Permitted Acquisition, the Borrowers shall have Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the Revolving Commitment; and

(c)	the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (a) and (b) above and attaching calculations for item (b) in form and substance satisfactory to the Administrative Agent.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Acquisition by a Loan Party in a transaction that (i) is consented to in writing by Required Lenders in their sole discretion or (ii) otherwise satisfies each of the following requirements:

(a) such Acquisition is not a hostile or contested Acquisition;

(b) the business acquired in connection with such Acquisition (i) is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto and (ii) shall have generated a positive amount of earnings before income taxes, depreciation and amortization (calculated in substantially the same manner as Pro Forma EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable business sold the applicable asset, minus (y) such business’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof)), less unfinanced Capital Expenditures, during the twelve-month period most recently ended prior to the date of such Acquisition;

(c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made and other Indebtedness incurred in connection therewith on a pro forma basis acceptable to the Administrative Agent, (i) each of the representations and warranties in the Loan Documents is true and correct, (ii) the Total Leverage Ratio is at least (1) 0.30 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2020 and (2) 0.25 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2021 and each Fiscal Year thereafter, (iii) Borrowers and their Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.13 on a pro forma basis after giving effect to such Acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered to the Purchasers in accordance with Section 5.01(b)(i), and (iv) the Payment Condition is satisfied;

(d) as soon as available, but not less than fifteen (15) days (or such shorter period agreed to by the Administrative Agent) prior to such Acquisition, the Borrower Representative shall have provided the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent, including pro forma financial statements, statements of cash flow, availability projections, a quality of earnings analysis and a certificate, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with the requirements set forth in clause (c) above;

(e) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of a Borrower; and

(f) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected to have a Material Adverse Effect.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c) Liens (other than any Lien imposed by ERISA) consisting of pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits or pledges to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, licenses, title restrictions, rights-of-way and similar encumbrances on real property imposed by law or incurred or granted by any Loan Party in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party; and

(g) minor imperfections in title that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

"Permitted Investments" means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one (1) year from the date of acquisition thereof;

(b) investments in commercial paper maturing within two hundred seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Investors” means Greenawalt, Anthony J. Colucci, Robert T. Chiles, Craig F. Brubaker, Alan Hammersley, Richard A. Papalia, and Sponsor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIPE Cash Common Equity” is defined in Section 3.30.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

"Prepayment Events" means:

(a) any Sale (including pursuant to a sale and leaseback transaction) of any property or asset of any Borrower or any Subsidiary with a fair market value equal to or greater than $2,500,000, other than dispositions described in Section 6.03(a)(i);

(b) Event of Loss in respect of any property or asset of any Borrower or any Subsidiary with a fair value immediately prior to such event equal to or greater than $2,500,000; or

(c) the incurrence by any Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, whether cash or non-cash.

"Projections" has the meaning set forth in Section 3.04(b).

"Pro Forma EBITDA" means, with respect to any period, Consolidated EBITDA of the target business of a Permitted Acquisition calculated with respect to such period on a pro forma basis (including pro forma adjustments approved by the Administrative Agent in its Permitted Discretion) using the historical financial statements of any business acquired or to be acquired and the consolidated financial statements of Alta Group and its Subsidiaries, which shall be reformulated as if such Permitted Acquisition, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Indebtedness incurred during such period).

“Protective Advance” has the meaning assigned to such term in Section 2.04.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.23.

"Recipient" means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective direct and indirect directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“Replacement Lender” has the meaning assigned to such term in Section 2.18(b).

“Reports” has the meaning assigned to such term in Article VIII.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time; provided that (a) it shall require at least two Lenders (with any Lenders that are Affiliates constituting one Lender for purposes of this definition) to constitute Required Lenders if there are two or more Lenders party hereto, and (b) the Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws, certificate of organization and operating agreement, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, an availability reserve, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves for rent at locations leased by any Loan Party and for consignees, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation, reserves for taxes, fees, assessments, and other governmental charges and reserves for parts inventory attached to open work orders) with respect to the Collateral or any Loan Party.

"Restricted Payment" means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party or (iii) management fees, agency fees or other fees or similar amounts payable by any Loan Party to any of its Affiliates.

“Responsible Officer” means the president, Financial Officer or other executive officer of a Borrower.

“Revolving Availability Period” means the period from and including the Effective Date to but excluding the Revolving Termination Date.

“Revolving Borrowing Base” means, at any time, the sum of

(a) 85% of Eligible Accounts at such time, plus

(b) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 65%) in each case multiplied by Eligible Parts Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, plus

(c) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 100%) in each case multiplied by Eligible Equipment Inventory – Used Fleet, valued at the Net Book Value, plus

(d) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 80%), in each case multiplied by Eligible Equipment Inventory - New, valued at the lower of cost or market value, determined on a first-in-first-out basis, plus

(e) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by Eligible Equipment Inventory – Rental Fleet, valued at the Net Book Value, determined on a first-in-first-out basis, plus

(f) 80% of Net Book Value of Eligible Equipment Inventory - Unappraised at such time, minus

(g) Reserves.

The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Revolving Borrowing Base. Notwithstanding the foregoing and for greater certainty, any Floor Plan Priority Collateral will be excluded from the Revolving Borrowing Base.

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.04 or 2.21 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. As of the Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $300,000,000.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of Overadvances outstanding at such time.

“Revolving Lender” means each Lender that has a Revolving Commitment or, if the Revolving Commitments have been terminated, Revolving Exposure, in its capacity as holder thereof.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“Revolving Termination Date” means the earlier of (a) the date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof and (b) February 13, 2025.

"Sale” means the sale, lease, conveyance or other disposition of any assets, other than an Event of Loss.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

"SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to any or all of the functions of said Commission.

“Second Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit B hereto, dated as of the Effective Date, among the Borrowers, the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Notes Representative, as amended or otherwise modified from time to time.

“Second Lien Note Purchase Agreement” means the Note Purchase Agreement, dated as of the date hereof, among the Borrowers, the purchasers party thereto from time to time, and the Second Lien Notes Representative, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Second Lien Notes” means the notes in the aggregate principal amount of not less than $155,000,000 and not more than $165,000,000 issued by the Borrowers on the Effective Date under the Second Lien Note Purchase Agreement.

“Second Lien Notes Documents” means the “Notes Documents” as defined in the Second Lien Note Purchase Agreement.

“Second Lien Notes Representative” means U.S. Bank, National Association, in its capacity as administrative agent under any of the Second Lien Notes Documents, or any successor administrative agent under any of the Second Lien Notes Documents.

“Second Lien Purchasers” means the Persons referred to as “Purchasers” in the Second Lien Note Purchase Agreement.

“Second Lien Obligations” means the “Obligations” as defined in the Second Lien Note Purchase Agreement.

"Secured Obligations" means, collectively, (i) the Obligations, (ii) the Banking Services Obligations and (iii) Secured Swap Obligations; provided, however, that the definition of “Secured Obligations” shall not create any Guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender and the Issuing Bank in respect of its Loans and LC Exposure respectively, (ii) the Administrative Agent, the Issuing Bank and the Lenders in respect of all other present and future obligations and liabilities of the each Loan Party of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Swap Agreements entered into with such Person by any Loan Party, (iv) each Lender and Affiliate of such Lender in respect of Banking Services provided by such Person to any Loan Party, (v) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrowers to such Person hereunder and under the other Loan Documents, and (vi) their respective successors and (in the case of a Lender, permitted) transferees and assigns.

“Secured Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder to the extent the provider of such Swap Agreement is a Lender or was a Lender or an Affiliate of any such Lender at the time such Swap Agreement is entered into, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction described in the foregoing clause (a).

"Security Agreement" means each security agreement, pledge agreement, pledge and security agreement and similar agreement and any other agreement from any Loan Party granting a Lien on any of its personal property (including without limitation any Equity Interests owned by such Loan Party) delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance acceptable to the Administrative Agent, entered into by any Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“Settlement Date” has the meaning assigned to such term in Section 2.06(c).

"Showroom Ready Debt" means any Indebtedness (including, without limitation, any Floor Plan Obligations) or other obligations of any Loan Party related to the acquisition of equipment of a Loan Party which is either: (a) held by such Loan Party as new equipment that has not been rented, is undamaged, saleable, complete, has less than 100 hours of use and is less than one (1) year old from the date of delivery to such Loan Party; or (b) Volvo used (including certified refurbished) equipment that has not been rented, is undamaged, saleable, complete, and is less than nine (9) months from the date of delivery to such Loan Party.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Sponsor” means, collectively, B. Riley Financial, Inc., a Delaware corporation (“B. Riley Financial”) and any Affiliates of B. Riley Financial which are (a) directly or indirectly controlled by B. Riley Financial and (b) organized primarily for making debt and/or equity investments in one or more companies.

“Statements” has the meaning assigned to such term in Section 2.17(f).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means any Indebtedness or other obligations of any Loan Party satisfying each of the following conditions: (a) the payment and priority thereof is subordinated to the payment of the Secured Obligations, including customary payment blockage and other customary provisions, all in a manner, including a Subordination Agreement, reasonably satisfactory to the Administrative Agent and the Required Lenders, (b) any maturity thereof is reasonably acceptable to the Administrative Agent and the Required Lenders, and (c) the other terms and conditions thereof, including pricing, covenants and defaults, are otherwise reasonably satisfactory to the Administrative Agent and the Required Lenders.

“Subordinated Debt Documents” means any document, agreement or instrument evidencing any Subordinated Debt or entered into in connection with any Subordinated Debt.

"Subordination Agreements" means, collectively, all present and future subordination agreements between the Administrative Agent, the Loan Parties and the holders of any Subordinated Debt with respect to Subordinated Debt in form and substance satisfactory to the Administrative Agent and the Required Lenders and as amended or modified from time to time as permitted hereunder.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of any Loan Party.

“Supported QFC” has the meaning assigned to it in Section 9.23.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Guarantors, if any, shall be a Swap Agreement.

“Swap Obligations” of a Person means any and all obligations of such Person (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMCB, in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

"Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Total Leverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Debt as of such date, to (b) Consolidated EBITDA less (1) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (a) as the price at which the applicable Borrower sold the applicable asset, minus (b) the applicable Borrower’s initial purchase price of such asset (for the avoidance of doubt, without reducing clause (b) for any depreciation or amortization thereof); and (2) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

“Transactions” means the execution, delivery and performance by the Loan Parties of the Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the B. Riley Merger/Equity Transactions, the Liftech Acquisition, the Flagler Acquisition, the execution, delivery and performance by the Loan Parties of all Floor Plan Loan Documents and Second Lien Notes Documents and the issuance of the Second Lien Notes on the Effective Date and the transactions related thereto and the payment of fees and expenses in connection with the foregoing.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the CB Floating Rate.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.23.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(B)(3).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any Guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Volvo” means Volvo Construction Equipment, LLC.

“Warrant” means that certain Purchase Warrant for Common Units No. W-1 issued by Alta Enterprises to Goldman Sachs & Co. LLC on December 27, 2017, as amended, restated, supplemented or otherwise modified from time to time.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

"Withholding Agent" means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For purposes of calculating all financial covenants and all other covenants and, in each case, all defined terms used therein, any Acquisition or any sale or other disposition outside the ordinary course of business by any Loan Party of any asset or group of related assets in one or a series of related transactions, including the incurrence of any Indebtedness and any related financing or other transactions in connection with any of the foregoing, occurring during the period for which such matters are calculated shall be deemed to have occurred on the first day of the relevant period for which such matters were calculated on a pro forma basis acceptable to the Administrative Agent. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

SECTION 1.05. Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.13(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower Representative, pursuant to Section 2.13(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.13(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.13(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

SECTION 1.06. Status of Obligations. In the event that any Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Debt, such Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Debt and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Debt is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Debt in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt.

ARTICLE II The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Revolving Lender severally (and not jointly) agrees to make Revolving Loans to the Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or (b) the sum of the total Revolving Exposures exceeding the lesser of (i) the total Revolving Commitments or (ii) the Revolving Borrowing Base, subject to the Administrative Agent’s authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Section 2.04. Within the foregoing limits and subject to the terms and conditions set forth herein, the applicable Borrower(s) may borrow, prepay and reborrow Revolving Loans.

SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. Any Protective Advance, any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04. The Loans shall amortize as set forth in Section 2.09.

(b) Subject to Section 2.13, each Revolving Borrowing shall be comprised entirely of CBFR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Swingline Loan shall be a CBFR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.13, 2.14, 2.15 and 2.16 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each CBFR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $50,000 and not less than $100,000; provided that a CBFR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is not less than an amount required by the Swingline Lender from time to time. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five Eurodollar Borrowings outstanding with respect to all Revolving Loan.

(d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested would end after the Revolving Termination Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, a Borrower shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) not later than (a) in the case of a Eurodollar Borrowing, noon, Chicago time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of an CBFR Borrowing, noon, Chicago time, on the date of the proposed Borrowing; provided that any such notice of an CBFR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 11:00 a.m., Chicago time, on the date of such proposed Borrowing. Each such Borrowing Request shall be irrevocable and each such telephonic Borrowing Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, facsimile or a communication through Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative. Each such written (or if permitted, telephonic) Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a CBFR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Swingline Loans; Overadvances and Protective Advances. (a) The Administrative Agent, the Swingline Lender and the Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests an CBFR Borrowing, the Swingline Lender may elect, in its sole discretion and without any obligation, to have the terms of this Section 2.04(a) apply to such Borrowing Request by advancing, on behalf of the Revolving Lenders and in the amount requested, same day funds to the Borrowers, on the date of the applicable Borrowing to the Funding Account(s) (each such Loan made solely by the Swingline Lender pursuant to this Section 2.04(a) is referred to in this Agreement as a “Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.04(d). Each Swingline Loan shall be subject to all the terms and conditions applicable to other CBFR Loans funded by the Revolving Lenders, except that all payments thereon shall be payable to the Swingline Lender solely for its own account. In addition, the Borrowers hereby authorize the Swingline Lender to, and the Swingline Lender may, subject to the terms and conditions set forth herein (but without any further written notice required), not later than 1:00 p.m., Chicago time, on each Business Day, make available to the Borrowers by means of a credit to the Funding Account(s), the proceeds of a Swingline Loan to the extent necessary to pay items to be drawn on any Controlled Disbursement Account that Business Day; provided that, if on any Business Day there is insufficient borrowing capacity to permit the Swingline Lender to make available to the Borrowers a Swingline Loan in the amount necessary to pay all items to be so drawn on any such Controlled Disbursement Account on such Business Day, then the Borrowers shall be deemed to have requested a CBFR Borrowing pursuant to Section 2.03 in the amount of such deficiency to be made on such Business Day. The aggregate amount of Swingline Loans outstanding at any time shall not exceed $30,000,000. All Swingline Loans shall be CBFR Borrowings.

(b) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Administrative Agent may in its sole discretion (but with absolutely no obligation), on behalf of the Revolving Lenders, (x) make Revolving Loans to the Borrowers in amounts that exceed Availability (any such excess Revolving Loans are herein referred to collectively as “Overadvances”) or (y) deem the amount of Revolving Loans outstanding to the Borrowers that are in excess of Availability to be Overadvances; provided that, no Overadvance shall result in a Default due to Borrowers’ failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the condition precedent set forth in Section 4.02(c) has not been satisfied. All Overadvances shall constitute CBFR Borrowings. The making of an Overadvance on any one occasion shall not obligate the Administrative Agent to make any Overadvance on any other occasion. The authority of the Administrative Agent to make Overadvances is limited to an aggregate amount not to exceed $30,000,000 at any time, no Overadvance may remain outstanding for more than thirty days and no Overadvance shall cause any Revolving Lender's Revolving Exposure to exceed its Revolving Commitment; provided that, the Required Lenders may at any time revoke the Administrative Agent’s authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.

(c) Upon the making of a Swingline Loan or an Overadvance (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan or Overadvance), each Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender or the Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in such Swingline Loan or Overadvance in proportion to its Applicable Percentage of the Revolving Commitment. The Swingline Lender or the Administrative Agent may, at any time, require the Revolving Lenders to fund their participations. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Swingline Loan or Overadvance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Swingline Loan or Overadvance.

(d) The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a “Settlement”) with the Revolving Lenders on at least a weekly basis or on any date that the Administrative Agent elects, by notifying the Revolving Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 12:00 noon Chicago time on the date of such requested Settlement (the “Settlement Date”). Each Revolving Lender (other than the Swingline Lender, in the case of the Swingline Loans) shall transfer the amount of such Revolving Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 2:00 p.m., Chicago time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender’s Swingline Loans and, together with Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such Revolving Lenders, respectively. If any such amount is not transferred to the Administrative Agent by any Revolving Lender on such Settlement Date, the Swingline Lender shall be entitled to recover from such Lender on demand such amount, together with interest thereon, as specified in Section 2.06.

(e) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation to), to make Loans to the Borrowers, on behalf of all Lenders, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents (any of such Loans are herein referred to as “Protective Advances”); provided that, the aggregate amount of Protective Advances outstanding at any time shall not at any time exceed $30,000,000; provided further that, the aggregate Revolving Exposure of all Lenders after giving effect to the Protective Advances being made shall not exceed the aggregate Revolving Commitments of all Lenders. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be CBFR Borrowings. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may request the Revolving Lenders to make a Revolving Loan to repay a Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.04(f).

(f) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance.

(g) Notwithstanding anything in this Section 2.04 to the contrary, references in this Section 2.04 to a “Lender” or “Lenders” shall be to a “Revolving Lender” or “Revolving Lenders”, respectively.

SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative, on behalf of the Borrowers, may request the issuance of Letters of Credit as the applicant thereof for the support of the obligations of any Borrower or any Subsidiary thereof, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Upon the effectiveness of this Agreement, each Existing Letter of Credit shall, without any further action by any party, be deemed to have been issued as a Letter of Credit hereunder on the Effective Date and shall for all purposes hereof be treated as a Letter of Credit under this Agreement. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or facsimile (or transmit through Electronic System, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the applicable Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $1,000,000, and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit or such later date as may be agreed to by the Issuing Bank (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension, or such later date agreed to by the Issuing Bank) and (ii) the date that is five (5) Business Days prior to the Revolving Termination Date.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Notwithstanding the foregoing, a Lender shall not have any obligation to acquire a participation in a Letter of Credit pursuant to this paragraph if an Event of Default shall have occurred and be continuing at the time such Letter of Credit was issued and such Lender shall have notified the Issuing Bank in writing, at least one (1) Business Day prior to the time such Letter of Credit was issued, that such Event of Default has occurred and that such Lender will not acquire participations in Letters of Credit issued while such Event of Default is continuing.

(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 p.m., eastern time, on the date that such LC Disbursement is made, if the Borrower Representative shall have received notice of such LC Disbursement prior to 8:00 a.m., eastern time, on such date, or, if such notice has not been received by the Borrower Representative prior to such time on such date, then not later than 12:00 p.m., eastern time, on (i) the Business Day that the Borrower Representative receives such notice, if such notice is received prior to 8:00 a.m., eastern time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with a CBFR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting CBFR Revolving Borrowing or Swingline Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of CBFR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

(f) Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by facsimile or through Electronic Systems) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to CBFR Revolving Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i) Replacement of the Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Borrowers and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with this Section 2.05(i).

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in clause (h) or (i) of Article VII with respect to any Borrower. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account. Such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three (3) Business Days after all such Events of Default have been cured or waived.

(k) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

(l) Lender References. Notwithstanding anything in this Section 2.05 to the contrary, references in this Section 2.05 to a “Lender” or “Lenders” shall be to a “Revolving Lender” or “Revolving Lenders”, respectively.

(m) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of such Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m., eastern time, in the case of a Eurodollar Borrowing, and by 2:00 p.m., eastern time, in the case of a CBFR Borrowing, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account; provided that CBFR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing in the case of a Eurodollar Borrowing and prior to 2:00 p.m., eastern time, on the proposed date of any Borrowing in the case of a CBFR Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to CBFR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided, that any interest received from the Borrowers by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent.

SECTION 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and each such telephonic Interest Election Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative.

(c) Each written (or if permitted, telephonic) Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the Borrowing to be made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a CBFR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the applicable Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Termination Date.

(b) The Borrowers may at any time terminate the Revolving Commitments upon (i) the payment in full of all outstanding Revolving Loans, together with accrued and unpaid interest thereon and on any Letters of Credit and (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit (or at the Permitted Discretion of the Administrative Agent a back-up standby letter of credit satisfactory to the Administrative Agent) equal to the LC Exposure as of such date).

(c) The Borrowers may from time to time reduce the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and shall reduce all Commitments of any Class on a pro rata basis and (ii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance herewith, the aggregate Revolving Exposure would exceed the lesser of the aggregate Revolving Commitments and the Revolving Borrowing Base.

(d) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the applicable Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the applicable Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.09. Repayment and Amortization of Loans; Evidence of Debt. (a) The Borrowers hereby jointly and severally unconditionally promise to pay: (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Revolving Termination Date, (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earliest of (x) the Revolving Termination Date, (y) the date five (5) Business Days after demand by the Swingline Lender in its reasonable discretion if no Event of Default exists and (z) the demand by the Swingline Lender in its discretion if an Event of Default exists, (iii) to the Administrative Agent the then unpaid amount of each Protective Advance on the earlier of the Revolving Termination Date and demand by the Administrative Agent to the Administrative Agent, and (iv) the then unpaid principal amount of each Overadvance on the earlier of the Revolving Termination Date and demand by the Administrative Agent.

(b) At all times during any Cash Dominion Period, on each Business Day, the Administrative Agent shall apply all funds credited to the Collection Account on such Business Day or the immediately preceding Business Day (at the discretion of the Administrative Agent, whether or not immediately available) first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swingline Loans) and to cash collateralize outstanding LC Exposure. Notwithstanding the foregoing, to the extent any funds credited to the Collection Account constitute Net Cash Proceeds in respect of any Prepayment Event, the application of such Net Cash Proceeds shall be subject to Section 2.10(e).

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its permitted assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part without premium or penalty but subject to breakfunding payments required pursuant to Section 2.15 and subject to prior notice in accordance with paragraph (e) of this Section.

(b) Except for Overadvances permitted hereunder, in the event and on such occasion that the total Revolving Exposure exceeds the lesser of (A) the aggregate Revolving Commitments or (B) the Revolving Borrowing Base, the Borrowers shall jointly and severally unconditionally prepay the Revolving Exposure in an aggregate amount equal to such excess.

(c) In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of any Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrowers shall, promptly after such Net Cash Proceeds are received by any Loan Party or Subsidiary, jointly and severally unconditionally prepay the Credit Exposure in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term "Prepayment Events", if the Borrower Representative delivers to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Cash Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then either (i) so long as a Cash Dominion Period is not in effect, no prepayment shall be required pursuant to this paragraph in respect of the Net Cash Proceeds specified in such certificate or (ii) if a Cash Dominion Period is in effect, then, if the Net Cash Proceeds specified in such certificate are to be applied to acquire, replace or rebuild such assets by (A) the Borrowers, such Net Cash Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Revolving Commitment) and upon such application, the Administrative Agent shall establish a Reserve against the Revolving Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, such Net Cash Proceeds shall be deposited in a cash collateral account, and in the case of either (A) or (B), thereafter, such funds shall be made available to the applicable Loan Party as follows:

(1) the Borrower Representative shall request a Revolving Borrowing (specifying that the request is to use Net Cash Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed;

(2) so long as the conditions set forth in Section 4.02 have been met, the Revolving Lenders shall make such Revolving Borrowing; and

(3) the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Borrowing;

provided that to the extent of any such Net Cash Proceeds therefrom that have not been so used to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Loan Parties (or committed to be so used) by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Net Cash Proceeds that have not been so applied. Notwithstanding anything herein to the contrary, any prepayment as a result of a Prepayment Event under clause (c) of the definition of Prepayment Event shall reduce the Revolving Commitments by the amount of such prepayment.

(d) [intentionally reserved].

(e) The applicable Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by facsimile) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder (i) noon, Chicago time, (A) in the case of prepayment of a Eurodollar Borrowing, three (3) Business Days before the date of prepayment, or (B) in the case of prepayment of a CBFR Borrowing, one (1) Business Day before the date of prepayment or (ii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., eastern time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the related Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing, in each case any such prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.12 and (ii) any breakfunding payments required pursuant to Section 2.15.

(f) All prepayments under Sections 2.10(c), (d) or (e) shall be applied to the Revolving Exposure until paid in full (with no corresponding reduction in the Revolving Commitments, except any prepayment as a result of clause (d) of the definition of “Prepayment Events" will reduce the Revolving Commitments by a corresponding amount). Within the parameters of the applications set forth above, prepayments shall be applied first to CBFR Loans and then to Eurodollar Loans (in the case of Eurodollar Loans, in direct order of Interest Period maturities).

SECTION 2.11. Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a per annum rate equal to the Applicable Margin on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Lender’s Revolving Commitment terminate. Accrued commitment fees shall be payable in arrears on the first day of each month and on the date on which any of the Revolving Commitments terminate, as applicable, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) The Borrowers jointly and severally agree to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank (x) a fronting fee, which shall accrue at the rate of 0.25% (or such other percentage as is agreed upon by the Issuing Bank and the Borrowers) per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure and (y) the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued shall be payable in arrears on the first day of each month, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) The Borrowers jointly and severally agree to pay to the Administrative Agent for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrowers and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.12. Interest.

(a) Revolving Credit Loans that are (i) CBFR Borrowings shall bear interest at the CB Floating Rate plus the Applicable Margin and (ii) Eurodollar Borrowings shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin. Each Swingline Loan shall bear interest at the CBFR plus the Applicable Margin, other than Swingline Loans for which an alternate interest rate is agreed upon between the Borrowers and the Swingline Lender (which shall bear interest at such rate). Each Protective Advance and each Overadvance shall bear interest at the CBFR plus the Applicable Margin plus 2%.

(b) Notwithstanding the foregoing or anything else in this Agreement to the contrary, (x) for purposes of the interest rate on all Loans outstanding and the fees under Section 2.11(b)(i) on all Letters of Credit outstanding, the Applicable Margin (other than with respect to commitment fees) shall be increased by 3% and (y) interest shall accrue on all other amounts outstanding hereunder that are due hereunder at 3% plus the rate applicable to CBFR Loans as provided in paragraph (a) of this Section, in each case:

(i) automatically upon the occurrence of any Event of Default under clauses (h) or (i) of Article VII until such Event of Default is no longer continuing; and

(ii) in the event any other Event of Default is continuing, upon a declaration by the Required Lenders (at their option) by written notice to the Borrowers that they elect to have such interest and fees accrue until such Event of Default is no longer continuing or such notice is revoked by Required Lenders (which revocation shall be at the option of Required Lenders notwithstanding any provision of Section 9.02).

(c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the related Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Revolving Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the CB Floating Rate at times when the CB Floating Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day), and payable jointly and severally by the Borrowers. The applicable CB Floating Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.13. Alternate Rate of Interest; Illegality.

(a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a CBFR Borrowing.

(b) If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurodollar Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Eurodollar Loans or to convert CBFR Borrowings to Eurodollar Borrowings will be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower Representative will upon demand from such Lender (with a copy to the Administrative Agent), either prepay or convert all Eurodollar Borrowings of such Lender to CBFR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrowers will also pay accrued interest on the amount so prepaid or converted.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrowers may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrowers, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(e) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.13.

(f) Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a CBFR Borrowing.

SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

(ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement, the Commitments or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

(c) A certificate in reasonable detail of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than two hundred seventy (270) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the two hundred seventy (270)-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or any replacement of Revolving Loans due to a re-allocation under the last paragraph of Section 2.04), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to Section 2.18, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate in reasonable detail of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.16. Taxes. (a) Withholding Taxes; Gross-Up; Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 2.16, the Borrower Representative shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) Defined Terms. For purposes of this Section 2.16, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

SECTION 2.17. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 1:00 p.m., eastern time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such office designated by the Administrative Agent, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that any payment pursuant to Section 2.14, 2.15, 2.16 or 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Notwithstanding anything herein to the contrary, all payments and any proceeds of Collateral or payments on Loan Party Guaranties received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.10) or (C) amounts to be applied from the Collection Account during a Cash Dominion Period (which shall be applied in accordance with Section 2.09(d)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably in the following order (and applied at each level until the Secured Obligations at that level are paid in full before proceeding the next lower level) as follows:

first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Issuing Bank from the Borrowers (other than in connection with Secured Swap Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Secured Swap Obligations),

third, to pay interest and principal then due and payable on the Loans, unreimbursed LC Disbursements and to pay an amount to the Administrative Agent equal to the aggregate undrawn face amount of all outstanding Letters of Credit to be held as cash collateral for such Obligations, ratably (with amounts applied to the any Loans applied to any installments due on any Loans in inverse order of maturity), fourth, to payment of any amounts owing with respect to Secured Swap Obligations and Banking Services Obligations (all such amounts under this “fourth” item being applied ratably in accordance with all such amounts due), fifth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender or any of their Affiliates by any Borrower, and sixth, to the payment of the surplus, if any, to the Borrowers or whoever else may be lawfully entitled to receive such surplus.

Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is in existence, none of the Administrative Agent or any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding CBFR Loans of the same Class and, in any event, the Borrowers shall pay any break funding payment required pursuant to Section 2.15. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause fifth if the Administrative Agent has not received written notice thereof (other than with respect to Banking Services Obligations or Swap Agreement Obligations held by any JPMCB Party, of which the Administrative Agent shall be deemed to automatically have received notice thereof), together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to any Loan Party or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(c) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lender or the Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

(f) The Administrative Agent may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

(g) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or 2.04 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrowers maintained with the Administrative Agent. The Borrowers hereby irrevocably authorize (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03 or 2.04, as applicable, and (ii) the Administrative Agent to charge any deposit account of any Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

SECTION 2.18. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender (i) shall become affected by any of the changes or events described in Section 2.14 or 2.16 and a Borrower is required to pay additional amounts or make indemnity payments with respect to the Lender thereunder, (ii) is a Defaulting Lender or (iii) or, subject to the conditions set forth in Section 9.02, is a Non-Consenting Lender (any such Lender in subparts (i), (ii), or (iii) being hereinafter referred to as a “Departing Lender”), then in such case, the Borrowers may, upon at least five (5) Business Days’ notice to the Administrative Agent and such Departing Lender (or such shorter notice period specified by the Administrative Agent), designate a replacement lender who is not an Ineligible Institution and who is acceptable to the Administrative Agent (a “Replacement Lender”) to which such Departing Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrowers and the Departing Lender) of all amounts owed to such Departing Lender under Sections 2.14 or 2.16, assign all (but not less than all) of its interests, rights, obligations, Loans and Commitments hereunder; provided, that the Departing Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts). Upon any assignment by any Lender pursuant to this Section 2.18 becoming effective, the Replacement Lender shall thereupon be deemed to be a “Lender” for all purposes of this Agreement (unless such Replacement Lender was, itself, a Lender prior thereto) and such Departing Lender shall thereupon cease to be a “Lender” for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Section 2.14 or 2.16 and Section 9.03) while such Departing Lender was a Lender.

(c) Notwithstanding any Departing Lender’s failure or refusal to assign its rights, obligations, Loans and Commitments under this Section 2.18, the Departing Lender shall cease to be a “Lender” for all purposes of this Agreement and the Replacement Lender shall be substituted therefor upon payment to the Departing Lender by the Replacement Lender of all amounts set forth in this Section 2.18 without any further action of the Departing Lender. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.19. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.11(a);

(b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure is and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

(c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitments and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender directly affected thereby;

(d) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(b)(i) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.11(a) and Section 2.11(b)(i) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.11(b)(i) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(e) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.19(c), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to any Lender or a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrowers, the Swingline Lender and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage, and such Lender shall cease to be a Defaulting Lender hereunder. Notwithstanding the foregoing, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while a Lender was a Defaulting Lender; provided, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

SECTION 2.20. Appointment of Borrower Representative. Each Borrower hereby appoints the Borrower Representative as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Borrowers under this Agreement, (iii) the delivery of all documents, reports, certificates, financial statements and written materials required to be delivered by Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing. Each Borrower agrees that any action taken by the Borrower Representative as the agent, attorney-in-fact and representative of the Borrowers shall be binding upon each Borrower to the same extent as if directly taken by such Borrower and any notice to the Borrower Representative shall be deemed notice to all Borrowers.

SECTION 2.21. Expansion Option. (a) The Borrowers may from time to time (but not more than three times after the Effective Date) elect to increase the Revolving Commitments, in each case in minimum increments of $5,000,000 so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $30,000,000. The Borrowers may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in any of its the Revolving Commitments, as applicable, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities, excluding, in each case, any Ineligible Institution (each such new bank, financial institution or other entity, an “Augmenting Lender”), to extend such Revolving Commitments; provided that (i) each Increasing Lender and Augmenting Lender, shall be subject to the approval of the Borrowers and the Administrative Agent and (ii) (x) in the case of an Increasing Lender and an Augmenting Lender, the Borrowers, the Administrative Agent and each such Augmenting Lender and Increasing Lender execute a Lender Addition and Acknowledgement Agreement. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in the Revolving Commitments pursuant to this Section 2.21.

(b) Increases and new Revolving Commitments, as applicable, created pursuant to this Section 2.21 shall become effective on the date agreed by the Borrowers, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no such increase in the Revolving Commitments, as applicable, shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated as of such date and executed by a Financial Officer of the Borrowers and (B) the Borrowers shall be in compliance (on a pro forma basis) with the Section 6.13(a), and (ii) the Administrative Agent shall have approved such increase and shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase.

(c) On the effective date of any increase in the Revolving Commitments, as applicable, being made, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding applicable Loans of all the Lenders to equal its Applicable Percentage (as modified by such increase) of such outstanding Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Revolving Commitments, as applicable (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrowers, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.21 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment hereunder.

SECTION 2.22. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.22 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.22 shall survive the termination of this Agreement.

ARTICLE III Representations and Warranties

The Borrowers represent and warrant to the Lenders that:

SECTION 3.01. Organization; Powers. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s corporate, company or other organizational powers and have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Agreement has been duly executed as of the date of this Agreement and delivered by each Loan Party as of the Effective Date and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The performance by each Loan Party of its obligations under the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, operating agreement, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or its assets (as to any such violation or default to the extent it could result in a Material Adverse Effect), or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) other than pursuant to the Collateral Documents and, subject to the First Lien Intercreditor Agreement, the ABL Loan Documents, the Second Lien Intercreditor Agreement and the Second Lien Notes Documents, will not result in the creation or imposition of or other requirement to create, any Lien on any asset of any Loan Party.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrowers have heretofore furnished to the Lenders the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries (as described in such audit) as of and for the Fiscal Year ended December 31, 2018, audited by UHY LLP, independent public accountants, and the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries as of November 30, 2019 prepared by a Financial Officer (collectively, the "Historical Financial Statements"). Such financial statements for the Fiscal Year ended December 31, 2018 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such date and for such periods in accordance with GAAP, and such financial statements as of November 30, 2019 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b) The pro forma financial statements and projections delivered to the Administrative Agent prior to the Effective Date for the Fiscal Years ending December 31, 2020 through and including December 31, 2022 of Alta Group (the “Projections”) fairly present in all material respects the pro forma consolidated financial condition of Alta Group and its Subsidiaries after giving effect to the Transactions in accordance with GAAP, and contain reasonable assumptions and give appropriate effect to those assumptions, and are based on estimates and assumptions considered reasonable by Alta Group and the best information available to Alta Group at the time made, and use information consistent with the plans of Alta Group, it being recognized by the Administrative Agent and the Lenders, however, that projections as to future events are not to be viewed as facts, and that the actual results during the period or periods covered by said projections probably will differ from the projected results and that such differences may be material.

(c) Since December 31, 2018 there has been no Material Adverse Effect.

SECTION 3.05. Properties. (a) Each Loan Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted.

(b) Each Loan Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the date of this Agreement, each Loan Party, including its ownership, is described on Schedule 3.05 hereto. The Loan Parties listed on Schedule 3.05 include all Subsidiaries of each Loan Party. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has or expects to incur any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08. Investment Company Status. No Loan Party is required to register as an "investment company" under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each Loan Party has timely filed or caused to be filed all federal and all material state and local Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves.

SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Employee Benefit Plan complies with, and has been operated in accordance with, all applicable laws, including ERISA and the Code, and the terms of such Employee Benefit Plan, (ii) no Borrower or Guarantor has any liability for a fine, penalty, damage, or excise tax with respect to an Employee Benefit Plan, and no Borrower or Guarantor has received notice from a governmental authority, plan administrator, or participant (or any participant's agent) that any such fine, penalty, damage or excise tax may be owing by such Borrower or Guarantor and (iii) each Employee Benefit Plan intended by an Borrower or Guarantor to be qualified under Section 401 of the Code is so qualified.

SECTION 3.11. Disclosure. (a) The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No reports, financial statements, certificates or other information furnished by or on behalf of any Borrower (including without limitation any information memorandum provided to any of the Lenders) to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such forecasts or projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers, and that no Borrower makes no representation as to the attainability of such forecasts or projections or as to whether such forecasts or projections will be achieved or will materialize).

(b) As of the date of this Agreement, to the best knowledge of each Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the date of this Agreement to any Lender in connection with this Agreement is true and correct in all respects.

SECTION 3.12. Solvency. After giving effect to the Transactions, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the assets (including contingent assets) will be sufficient to pay the probable liability of such Loan Party’s debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date; (e) no Loan Party is “insolvent” within the meaning of Section 101(32) of the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute; and (f) no Loan Party has incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Loan Party or any of its Affiliates.

SECTION 3.13. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to real property, the Mortgages, or taking such other action as may be required for perfection under applicable law, such Liens will constitute, to the extent required by the Loan Documents, perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral other than with respect to Liens expressly permitted by Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law.

SECTION 3.14. Labor Disputes; Etc.. There are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrowers, threatened. There are no labor controversies pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or the Transactions. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary.

SECTION 3.15. No Default. No Default has occurred and is continuing.

SECTION 3.16. Margin Regulations. No part of the proceeds of any Loan have been used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U, and X. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.17. Subordinated Debt. All representations and warranties of any Loan Party contained in any Subordinated Debt Document are true and correct in all material respects when made. As of the Effective Date, all outstanding Subordinated Debt and Subordinated Debt Documents are described on Schedule 3.17. As of the Effective Date, there are no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise entered into in connection with the Subordinated Debt other than as described on Schedule 3.17 hereto and each Borrower represents and agrees that there will be no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise relating thereto without the prior written consent of the Administrative Agent. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.17 have been delivered to the Administrative Agent on or prior to the Effective Date. All Secured Obligations are senior debt as defined in the Subordinated Debt Documents and entitled to the benefits of the subordination and other provisions thereof. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Subordinated Debt Document and the Subordinated Debt Documents are in full force and effect.

SECTION 3.18. Anti-Corruption Laws and Sanctions. Each Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Borrower, its Affiliates and their respective officers and employees and to the knowledge of the Borrowers its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Loan Parties nor any of their respective directors, officers or employees, or, to the knowledge of any Borrower, any agent of any Loan Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 3.19. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

SECTION 3.20. Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

SECTION 3.21. Material Agreements. All material dealer or similar agreements to which any Loan Party is a party or is bound as of the date of this Agreement are listed on Schedule 3.21. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any material franchise or similar agreement to which it is a party or any other Material Agreement as of the Effective Date, (b) any material franchise or similar agreement to which it is a party or any other Material Agreement after the Effective Date that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (c) any agreement or instrument evidencing or governing Material Indebtedness.

SECTION 3.22. Capitalization and Subsidiaries. Schedule 3.22 sets forth (a) a correct and complete list of the name and relationship to Alta Group of each Subsidiary, (b) a true and complete listing of each class of each of Alta Group’s authorized Equity Interests, all of which issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.22, and (c) the type of entity of Alta Group and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

SECTION 3.23. Use of Proceeds. The proceeds of the Loans have been used, and will be used, as set forth in Section 5.08.

SECTION 3.24. Affiliate Transactions. Except for agreements in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm's-length basis from unrelated third parties, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons is directly or indirectly indebted to or has any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

SECTION 3.25. Second Lien Transactions. On the Effective Date the Borrowers have received the proceeds of the Second Lien Notes in an aggregate principal amount of not less than $155,000,000 and not more than $165,000,000 in accordance with Section 4.01(g). All representations and warranties of any Loan Party contained in any Second Lien Notes Document are true and correct in all material respects when made. As of the Effective Date, all Second Lien Notes Documents (including without limitation all additional Second Lien Notes Documents and all amendments and other modifications to be executed as of the Effective Date) are described on Schedule 3.25. As of the Effective Date, there are no other material documents, agreements or instruments evidencing the Second Lien Obligations or otherwise entered into in connection with the Second Lien Obligations other than as described on Schedule 3.25. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.25 have been delivered to the Administrative Agent on or prior to the Effective Date. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Second Lien Notes Document and the Second Lien Notes Documents are in full force and effect.

SECTION 3.26. Flagler Acquisition. The Flagler Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Flagler Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Flagler Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Flagler Acquisition or any transaction contemplated hereby. The Flagler Acquisition will be consummated on the Effective Date in accordance with the terms of the Flagler Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the Flagler Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the Flagler Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Flagler Acquisition Documents (including all amendments thereto) have been delivered to the Administrative Agent prior to the Effective Date. All Indebtedness of Flagler to be paid off, and all Liens on the assets of Flagler to be released, in connection with the Flagler Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Flagler Acquisition except to the extent agreed to by the Administrative Agent.

SECTION 3.27. Liftech Acquisition. The Liftech Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Liftech Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Liftech Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Liftech Acquisition or any transaction contemplated hereby. The Liftech Acquisition will be consummated on the Effective Date in accordance with the terms of the Liftech Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the Liftech Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the Liftech Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Liftech Acquisition Documents (including all amendments thereto) have been delivered to the Administrative Agent prior to the Effective Date. All Indebtedness of Liftech to be paid off, and all Liens on the assets of Liftech to be released, in connection with the Liftech Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Liftech Acquisition except to the extent agreed to by the Administrative Agent.

SECTION 3.28. Insurance. Schedule 3.28 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the date of this Agreement. As of the Effective Date, all premiums in respect of such insurance have been paid. Each Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 3.29. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest.

SECTION 3.30. B. Riley Merger/Equity Transactions. All B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the B. Riley Merger/Equity Transaction Agreements and as described on Schedule 3.30. All material agreements executed in connection with the B. Riley Merger/Equity Transaction Agreements are listed on Schedule 3.30 as the B. Riley Merger/Equity Transaction Agreements. Alta Group has raised the following amounts of cash common Equity Interests: (a) $143,750,000 from Alta Group’s initial public offering on April 12, 2019 (the “IPO Cash Common Equity”), (b) $25,000,000 that will be funded by B. Riley Principal Investments, LLC under a forward purchase agreement immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “Forward Purchase Cash Common Equity”) and (c) $35,000,000 under subscription agreements with institutional and accredited investors immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “PIPE Cash Common Equity”, and collectively with the IPO Cash Common Equity and the Forward Purchase Cash Common Equity, the “Cash Common Equity”). As of the Effective Date immediately prior to the closing of the B. Riley Merger/Equity Transactions, Alta Group will have received the Forward Purchase Cash Common Equity and the PIPE Cash Common Equity, and will have remaining cash from the IPO Cash Common Equity of at least $88,000,000 that is not subject to any redemption or any other restriction on its use by the Borrowers, for a total of Cash Common Equity of at least $148,000,000 that is not subject to any redemption or any other restriction on its use by the Borrowers. Such consummation of the B. Riley Merger/Equity Transactions complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the B. Riley Merger/Equity Transactions have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the B. Riley Merger/Equity Transactions have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the B. Riley Merger/Equity Transactions or any transaction contemplated hereby. The B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the terms of the B. Riley Merger/Equity Transaction Agreements, without waiver or amendment of any of the material conditions or provisions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the B. Riley Merger/Equity Transactions will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the B. Riley Merger/Equity Transaction Agreements are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all B. Riley Merger/Equity Transaction Agreements (including all amendments thereto) have been delivered to the Lenders prior to the Effective Date. All Indebtedness of the Loan Parties to be paid off, and all Liens on the assets of the Loan Parties to be released, in connection with the B. Riley Merger/Equity Transactions (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the B. Riley Merger/Equity Transactions except to the extent agreed to by the Administrative Agent.

ARTICLE IV Conditions

SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 or addressed in a post-closing letter agreement):

(a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic mail message transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other legal opinions, certificates, documents, instruments, lien searches, and agreements and documents as the Administrative Agent shall reasonably request and the completion of such other due diligence and other conditions and requirements as the Administrative Agent shall reasonably request in connection with the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b) Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer or other executive officer of each Borrower and in form and substance satisfactory to the Administrative Agent, on the initial Borrowing date stating and showing that, after giving pro forma effect to all Loans and Letters of Credit required to be made or issued on the date hereof and all other amounts to be paid on the Effective Date, the satisfaction of all closing conditions under this Section 4.01 and the completion of all other Transactions to be completed on the Effective Date, (i) no Default has occurred and is continuing, (ii) the representations and warranties contained in Article III are true and correct in all material respects as of such date, (iii) all conditions precedent to the closing of the Liftech Acquisition and the Flagler Acquisition (in each case, other than payment of the consideration) are satisfied and, upon the funding of the initial Loans and the payment of the consideration, the Flagler Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.26 are true and correct and the Liftech Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.27 are true and correct, (iv) all financial covenants in Section 6.13 are complied with on a pro forma basis acceptable to the Administrative Agent, and (v) the Borrowers have performed and complied with all agreements and conditions contained in this Agreement from the date of this Agreement until the Effective Date, assuming that Articles V and VI hereof are applicable from the date of this Agreement.

(c) Fees. The Lenders and the Administrative Agent shall have received, substantially concurrently with the effectiveness hereof, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Loan Parties to the Administrative Agent on or before the Effective Date.

(d) Existing Indebtedness; Warrant. The Loan Parties shall have paid, concurrently with the initial Loans hereunder, all Indebtedness that is not permitted hereunder (including any Indebtedness of Flagler, Liftech and their Subsidiaries) and shall have terminated all credit facilities and all Liens relating thereto, all in a manner satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall have received evidence that that Warrant has been paid in full and cancelled.

(e) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance satisfactory to the Administrative Agent, together with endorsements naming the Administrative Agent as an additional insured and first lenders’ loss payee, and otherwise in compliance with the terms of Section 5.05.

(f) Floor Plan Credit Agreement. Prior to or substantially simultaneously with the initial extensions of credit hereunder, the Administrative Agent shall have received copies of all final Floor Plan Loan Documents to be effective as of the Effective Date and an intercreditor agreement required by the Administrative Agent in connection therewith, all duly executed by all parties thereto. As of the Effective Date, the aggregate principal amount of the commitments with respect to the Floor Plan Loans under the Floor Plan Credit Agreement shall not be less than $40,000,000.

(g) Second Lien Notes. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Borrowers shall have received the proceeds of the Second Lien Notes in the principal amount of $165,000,000 provided that such amount may be reduced to $155,000,000 (but not less than $155,000,000) if the amount of IPO Cash Common Equity in excess of $88,000,000 as of the Effective Date immediately prior to the closing of the B. Riley Merger/Equity Transactions that is not subject to any redemption or any other restriction on its use by the Borrowers is at least $15,000,0000, and the Administrative Agent shall have received the Second Lien Intercreditor Agreement duly executed by all parties and copies of all final Second Lien Notes Documents to be effective as of the Effective Date.

(h) B. Riley Merger/Equity Transactions. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Borrowers shall have consummated all B. Riley Merger/Equity Transactions, all on terms, conditions and agreements satisfactory to the Administrative Agent, and shall have provided the Administrative Agent copies of all B. Riley Merger/Equity Transaction Agreements.

(i) Intercreditor Agreements. The Administrative Agent shall have received copies of all agreements evidencing any floor plan financing of Alta Group and its Subsidiaries and, to the extent requested by the Administrative Agent, copies of all agreements evidencing any other Indebtedness permitted hereunder, and shall have received intercreditor agreements or amendments to existing intercreditor agreements, to the extent requested by the Administrative Agent, with respect to all floor plan financing permitted hereunder executed by all applicable providers of such floor plan financing, the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Notes Representative, each in form and substance satisfactory to the Administrative Agent.

(j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation.

(k) Financial Statements; Projections. The Lenders shall have received from the Borrowers (i) the Historical Financial Statements, (ii) pro forma consolidated and consolidating balance sheets of Borrowers and their Subsidiaries as of the Effective Date, and reflecting the transactions contemplated by the Loan Documents, the Second Lien Notes Documents, the Flagler Acquisition and the Liftech Acquisition, in each to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to Administrative Agent, and (iii) the Projections.

(l) Availability. On the Effective Date and immediately after giving effect to the Transactions contemplated to occur on the Effective Date and the payment of all related costs and expenses, Borrowers and their Subsidiaries shall have Availability of at least $75,000,000.

(m) Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Borrowers and their Affiliates shall be acceptable to the Lenders in their sole discretion.

(n) USA PATRIOT Act, Etc. (i) The Administrative Agent shall have received, (x) at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (ii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least the (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(o) Flagler Acquisition. The Borrowers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Flagler Acquisition as requested by the Administrative Agent.

(p) Liftech Acquisition. The Borrowers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Liftech Acquisition as requested by the Administrative Agent.

(q) Funding Account. The Administrative Agent shall have received a notice setting forth the deposit account(s) of the Borrowers (the “Funding Account”) to which the Administrative Agent is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

(r) Opinions of Counsel. The Lenders, the Administrative Agent and their respective counsel shall have received executed copies of the written opinions of Howard & Howard Attorneys PLLC, counsel for the Borrowers, as to such matters as Lenders may reasonably request, dated as of the Effective Date and otherwise in form and substance reasonably satisfactory to Lenders (and each Borrower hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

(s) Rating. The Borrowers shall have received satisfactory evidence from Egan Jones Rating Company that, after taking into account the Transactions, the Rating on the Second Lien Notes is at least BBB-.

(t) Miscellaneous. The Administrative Agent shall have received such certificates, documents and other customary instruments, and evidence of the satisfaction of such other conditions as reasonably requested by the Administrative Agent, including without limitation satisfactory results of a completed collateral field audit examination, lien searches, appraisals, quality of earnings report, floor plan audit examination and supporting information. All corporate, limited liability and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Lenders and the Administrative Agent.

The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding; provided, that the Effective Date shall be deemed to have occurred upon the initial funding of Loans by the Lenders. Notwithstanding anything herein to the contrary, (i) the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., New York time, on February 14, 2020 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time), and it is acknowledged and agreed that the Lenders shall not have any obligation to make Loans hereunder and the Issuing Bank shall not have any obligation to issue Letters of Credit hereunder unless each of the foregoing conditions is satisfied, the conditions in Section 4.02 are satisfied and the Effective Date has occurred, and (ii) the Effective Date and the initial funding of Loans by the Lenders shall not be prior to February 12, 2020.

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction or waiver of the following conditions:

(a) The representations and warranties of each Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (i) no Default shall have occurred and be continuing and (ii) no Protective Advance shall be outstanding.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing, amending, renewing or extending, or causing the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders.

ARTICLE V Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article V of the Existing Credit Agreement shall be effective until the Effective Date):

SECTION 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

(a) by no later than ninety days (90) after the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2019, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by UHY LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and such report shall also include (x) a detailed summary of any audit adjustments; (y) a reconciliation of any audit adjustments or reclassifications to the previously provided monthly financials; and (z) restated monthly financials for any impacted periods;

(b) (i) by no later than forty five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2020, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) by no later than thirty (30) days after the end of each calendar month (including each month that is also the end of a Fiscal Quarter), commencing with the first month ending on a date after the Effective Date, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) simultaneous with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each Borrower (i) certifying as to whether an Event of Default has occurred and, if an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13 and calculating the Applicable Margin, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) within 30 days of the end of each calendar month and, in addition, during any Cash Dominion Period, by Wednesday of each week for the weekly period ending on the Friday of the week prior to the date such Borrowing Base Certificate is submitted (or, in each case the next Business Day if such day is not a Business Day) and at such other times as may be required by the Administrative Agent, a Borrowing Base Certificate as of the end of such period and a listing of Accounts, Eligible Equipment Inventory – New, Eligible Equipment Inventory – Rental Fleet, Eligible Equipment Inventory – Unappraised, Eligible Equipment Inventory – Used Fleet (and to include the orderly liquidation value (based on most recent appraisal) of Eligible Equipment Inventory where applicable), accounts payable and parts inventory of the Borrowers (and Guarantors, if any) as of the end of such period (provided that, for such weekly reporting, the required information shall be limited a Borrowing Base Certificate, updated solely for an Accounts rollforward, for ineligible Accounts relating to Floor Plan Priority Collateral and for the current Revolving Exposure) in form and detail satisfactory to the Administrative Agent and certified by each Borrower by one of its Financial Officers;

(e) within 30 days of the end of each calendar month and, in addition, during any Cash Dominion Period, by Wednesday of each week for the weekly period ending on the Friday of the week prior to the date such Borrowing Base Certificate is submitted (or, in each case the next Business Day if such day is not a Business Day) and at such other times as may be required by the Administrative Agent, as of the period then ended (provided that, the information required under this clause (e) for weekly reports shall be limited to the information under clause (e)(i) below and such other additional information required by the Administrative Agent), all delivered electronically in a file acceptable to the Administrative Agent:

(i) a detailed aging of the Borrowers’ Accounts, including all invoices aged by invoice date and due date (with an explanation of the terms offered), prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor;

(ii) a schedule detailing the Borrowers’ Inventory, in form satisfactory to the Administrative Agent, (1) by location (showing Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (used, rental, parts, etc.), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis unless otherwise agreed) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower Representative are deemed by the Administrative Agent to be appropriate, and (2) including a report of any variances or other results of Inventory counts performed by the Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Borrowers);

(iii) a worksheet of calculations prepared by the Borrowers to determine Eligible Accounts and Eligible Equipment Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Equipment Inventory and the reason for such exclusion;

(iv) a reconciliation of the Borrowers’ Accounts and Inventory, in a form and manner acceptable to the Administrative Agent, between (A) the amounts shown in the Borrowers’ general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above and (B) the amounts and dates shown in the reports delivered pursuant to clauses (i) and (ii) above and the Borrowing Base Certificate delivered pursuant to clause (d) above as of such date;

(v) a listing of all Equipment in a form and manner acceptable to the Administrative Agent, (1) included in the Revolving Borrowing Base with the Net Book Value of each item that has been appraised, (2) that has been acquired since the last appraisal with the Net Book Value, acquisition cost and date of acquisition of each such item, (3) a list of all equipment purchased with Floor Plan Loans and the net Book Value thereof, and (4) a reconciliation of the aggregate equipment associated with the Floor Plan Loans and Revolving Loans to the perpetual inventory; and

(vi) a reconciliation of the loan balance per the Borrowers’ general ledger to the loan balance under this Agreement;

(f) as soon as available but in any event within 30 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the month then ended, a schedule and aging of the Borrowers’ accounts payable, delivered electronically in a file acceptable to the Administrative Agent;

(g) promptly upon the Administrative Agent’s request during a Cash Dominion Period:

(i) copies of invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;

(ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party;

(iii) a listing of all Equipment that has been sold since the last Borrowing Base Certificate with the Net Book Value and date of sale of each such item;

(iv) an updated customer list for each Borrower and its Subsidiaries, which list shall state the customer’s name, mailing address and phone number, delivered electronically in a file acceptable to the Administrative Agent and certified as true and correct by a Financial Officer of the Borrower Representative;

(v) the Borrowers’ sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal for such period requested by the Administrative Agent;

(vi) a detailed listing of all advances of proceeds of Loans requested by the Borrower Representative for each Borrower for such period requested by the Administrative Agent and a detailed listing of all intercompany loans made by the Borrowers for such period requested by the Administrative Agent;

(vii) copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by any Borrower to its equity owners generally, as the case may be;

(viii) certificates of good standing or the substantive equivalent available in the jurisdiction of incorporation, formation or organization for each Loan Party from the appropriate governmental officer in such jurisdiction; and

(ix) a schedule detailing the balance of all intercompany accounts of the Loan Parties;

(h) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if a Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

(i) promptly following any request therefor, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of any Borrower by independent accountants in connection with the accounts or books of any Borrowers or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

(j) without limiting the other reporting obligations hereunder, contemporaneously with, or promptly after, delivery thereof to the applicable holder of Second Lien Notes Documents or any floor plan financing, copies of (i) notices of default under the Second Lien Notes Documents or any floor plan financing; (ii) upon the Administrative Agent’s request, availability and borrowing base reports thereunder; and (iii) upon the Administrative Agent’s request, all other financial or other reporting under the Second Lien Notes Documents or any floor plan financing that relate to the financial condition of Borrowers and their Subsidiaries or related to the Collateral, in each case, to the extent not already delivered to Administrative Agent or the Lenders under this Section 5.01, unless such reporting has been waived by the Second Lien Purchasers or holders of such floor plan financing;

(k) promptly and in any event within five (5) days of the filing thereof with the IRS, the federal tax returns of each Borrower;

(l) as soon as available but in any event no later than 31 days after the end of, and no earlier than 60 days prior to the end of, each fiscal year of Alta Group, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of Alta Group and its Subsidiaries for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent; and

(m) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Alta Group, and copies of all annual, regular, periodic and special reports and registration statements which the any Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent or the Lenders pursuant hereto;

(n) promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Borrower or any Subsidiary thereof;

(o) promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, a copy of any rating letter or notification with respect to the Second Lien Notes from Egan Jones Rating Company or other credit rating company; and

(p) promptly following any request therefor, (x) a listing of accounts receivable, accounts payable and inventory, (y) such other information regarding the operations, business affairs and financial condition of any Loan Party including a schedule of amortization required under any floor plan financing, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through Administrative Agent) may reasonably request and (z) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 5.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on a Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Representative shall notify the Administrative Agent and each Lender (by fax or through Electronic Systems) of the posting of any such documents and provide to the Administrative Agent through Electronic Systems electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents.

SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent and each Lender prompt (and in any event within two (2) Business Days) written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c) any material change in accounting or financial reporting practices by any Borrower or any Subsidiary, including without limitation the manner in which equipment is depreciated;

(d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $2,500,000;

(e) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;

(f) any loss, damage, or destruction to the Collateral in the amount of $2,500,000 or more, whether or not covered by insurance;

(g) within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral having an aggregate value in excess of $2,500,000 is located;

(h) within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement or amendment;

(i) any amendment, supplement or other modification of any Second Lien Notes Documents or any floor plan financing, together with a fully executed copy of such amendment, supplement or modification;

(j) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

(k) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrowers setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Borrowers will, and will cause each other Loan Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

SECTION 5.04. Payment of Obligations. The Borrowers will, and will cause each other Loan Party to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or give rise to the collection or enforcement of any Lien.

SECTION 5.05. Maintenance of Properties; Insurance. The Borrowers will, and will cause each other Loan Party to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, in each case as determined by the Administrative Agent. Without limiting the foregoing, the Borrowers will and will cause each other Loan Party to (i) at all times maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that is subject to a Mortgage, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 (as amended) or as otherwise required by the Administrative Agent, (ii) furnish to the Administrative Agent evidence of renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the Administrative Agent prompt written notice of any re-designation of any such improved real property into or out of a special flood hazard area. Each such policy of insurance shall (i) name the Administrative Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy, contain a lenders' loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent, on behalf of Lenders, as the lenders' loss payee thereunder and provides for at least thirty days' prior written notice to the Administrative Agent of any modification or cancellation of such policy.

SECTION 5.06. Books and Records; Inspection Rights. The Borrowers will, and will cause each other Loan Party to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrowers will, and will cause each other Loan Party to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Borrowers will, and will cause each other Loan Party to, permit independent agents or representatives acceptable to the Administrative Agent to conduct comprehensive field audits and floor plan audits and appraisals of the each Loan Party's books, records, properties and assets, including, without limitation, all collateral subject to the Security Documents, and the Borrowers (and the Guarantors, if any) shall pay for the reasonable costs of such audits and appraisals. The Borrowers agree that the Administrative Agent may require semi-annual appraisals of the equipment and inventory of the Loan Parties and may require periodic appraisals of the real property of the Loan Parties if determined to be required by the Administrative Agent, and may order additional appraisals upon and after the occurrence of any Event of Default. The Administrative Agent will use commercially reasonably efforts to conduct annual field audits and semi-annual appraisals of the equipment and inventory, provided that the Administrative Agent may conduct such audits and appraisals more frequently upon the occurrence and during the continuance of an Event of Default.

SECTION 5.07. Compliance with Laws. Each Borrower will, and will cause each other Loan Party to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Borrower will, nor will it permit any other Loan Party, to be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Borrower or Guarantor or from otherwise conducting business with a Borrower or Guarantor, or fail to provide documentary and other evidence of any Borrower's or Guarantor's identity as may be reasonably requested by any Lender at any time to enable such Lender to verify each Borrower's or Guarantor's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318. Each Borrower will maintain, and cause each Loan Party to maintain, in effect and enforce policies and procedures designed to ensure compliance by the Loan Parties and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.08. Use of Proceeds and Letters of Credit. The proceeds of the Revolving Loans will be used for refinancing certain Indebtedness in existence on the Effective Date, for working capital needs and for other general corporate purposes (including the Transactions) of the Loan Parties in the ordinary course of business. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09. Collateral Security; Further Assurances. (a) To guarantee or secure the payment when due of the Secured Obligations, each Borrower shall execute and deliver, or cause to be executed and delivered, to the Lenders and the Administrative Agent Collateral Documents granting or providing for the following:

(i) Loan Party Guaranties of all present and future Guarantors.

(ii) Security Agreements granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future accounts, chattel paper, commercial tort claims, deposit accounts, documents, farm products, fixtures, chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights (as terms are defined in the UCC) and all other personal property of each Loan Party.

(iii) Mortgages granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future material fee real property (including fixtures) of each Loan Party, together with such documents and the satisfaction of such other conditions customarily required in connection with Mortgages as reasonably determined by the Administrative Agent and at the Borrowers’ expense.

(iv) All other security and collateral described in the Collateral Documents.

(b) Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, notify the Administrative Agent of the formation or acquisition of any Subsidiary or the acquisition of any assets on which a Lien is required to be granted and that is not covered by existing Collateral Documents. Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, execute and deliver, and cause each Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such joinder agreements, Loan Party Guaranties and other Collateral Documents and other agreements, documents and instruments, each in form and substance reasonably satisfactory to the Administrative Agent, sufficient to join each Loan Party as a Borrower to this Agreement and to grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Loan Party Guaranties and Liens contemplated by this Agreement and the Collateral Documents. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. The Borrowers shall deliver, and cause each other Loan Party to deliver, to the Administrative Agent all original instruments payable to it with any endorsements thereto required by the Administrative Agent and all original certificated securities and other certificates with respect to any Equity Interests owned by any Loan Party and required to be pledged with any blank stock or other powers required by the Administrative Agent. Additionally, the Borrowers shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such certificates, legal opinions, insurance, lien searches, environmental reports, organizational and other charter documents, resolutions and other documents and agreements as the Administrative Agent may reasonably request in connection therewith. Each Borrower shall use commercially reasonable efforts to cause each lessor of real property to any Loan Party where any material Collateral is located to execute and deliver to the Administrative Agent an agreement in form and substance reasonably acceptable to the Administrative Agent. Each Borrower shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such agreements and instruments evidencing any intercompany loans or other advances among the Loan Parties, or any of them, and all such intercompany loans or other advances owing by any Borrower or owing by any Guarantor which are not owed to a Borrower shall be, and are hereby made, subordinate and junior to the Secured Obligations and no payments may be made on such intercompany loans or other advances upon and during the continuance of an Event of Default unless otherwise agreed to by the Administrative Agent.

(c) Notwithstanding anything to the contrary in this Agreement, the Borrowers acknowledge that all Subsidiaries of any of the Borrowers, whether now existing or hereafter arising, are required hereunder to become a Borrower, Guarantor and Loan Party, and failure to do so in accordance with the terms of this Agreement shall be an Event of Default hereunder.

SECTION 5.10. Depository Banks. Each Loan Party shall maintain the Administrative Agent as such Loan Party’s principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business and as its principal source of other Banking Services. In addition, (i) NITCO may maintain a deposit account with Citizens Bank, N.A. for up to 120 days after the date hereof, and may maintain such account (or an account with a different bank satisfactory to the Administrative Agent in place of such Citizens Bank account) thereafter so long as it is subject to a deposit account control agreement satisfactory to the Administrative Agent, (ii) Alta Construction Equipment Florida may maintain deposit accounts acquired pursuant to the Flagler Acquisition for up to 180 days after the date hereof, or such later date as consented to by the Administrative Agent in its sole discretion, (iii) NITCO may continue to maintain the deposit account with KeyBank National Association acquired pursuant to the Liftech Acquisition so long as any funds in such account exceeding $100,000 shall be immediately transferred to a deposit account with the Administrative Agent, and (iv) the Loan Parties may maintain such other deposit accounts as the Administrative Agent approves in its Permitted Discretion, and such deposit accounts shall be subject to the terms of the Security Agreement.

SECTION 5.11 Additional Covenants. If at any time any Loan Party enters into or becomes a party to any instrument or agreement relating to or amending or otherwise modifying any provisions applicable to the Second Lien Credit Agreement, which includes any material covenants or defaults not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Borrowers will promptly so advise the Administrative Agent and the Lenders. Thereupon, if the Administrative Agent or the Required Lenders shall request, upon notice to the Borrowers, the Administrative Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Administrative Agent may request), providing for substantially the same material covenants and defaults as those provided for in such instrument or agreement to the extent required and as may be selected by (i) the Administrative Agent or (ii) the Required Lenders.

ARTICLE VI Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article VI of the Existing Credit Agreement shall be effective until the Effective Date):

SECTION 6.01. Indebtedness. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a) Secured Obligations;

(b) Floor Plan Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;

(c) Second Lien Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;

(d) other Indebtedness existing on the Effective Date and set forth in Schedule 6.01 and not to exceed the amounts set forth on Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that any floor plan financings set forth on Schedule 6.01 may be increased subject to compliance with Section 6.01(j) and the other terms hereof, and the outstanding borrowed amounts under vendor floor plan financings described on Schedule 6.01 shall be subject to Section 6.01(j) below;

(e) Indebtedness among the Loan Parties, provided that any such Indebtedness owing by any Borrower shall qualify as Subordinated Debt if requested by the Administrative Agent;

(f) Indebtedness of any Loan Party incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than those Capital Lease Obligations permitted pursuant to Section 6.01(i) below) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $3,000,000 at any time outstanding;

(g) Swap Obligations permitted under Section 6.05;

(h) Subordinated Debt, including any refinancing thereof, in each case on terms reasonably satisfactory to the Administrative Agent;

(i) Indebtedness of Loan Parties reasonably acceptable to the Administrative Agent consisting of floor plan financings (including any Floor Plan Financings) and other vendor financing reasonably acceptable to the Administrative Agent and, if required by the Administrative Agent, subject to an intercreditor agreement reasonably acceptable to the Administrative Agent, provided that (x) the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all vendor floor plan financings described on Schedule 6.01 shall not exceed $225,000,000 at any time, provided, further, that any Indebtedness owing to any Person and its Affiliates listed on Schedule 6.01 that is not a party to an intercreditor agreement with, and reasonably acceptable to, the Administrative Agent shall not exceed the amount designated on Schedule 6.01 for such Person and its Affiliates, regardless of whether such Indebtedness is otherwise permitted under this clause (i) or any other clause of this Section 6.01 and notwithstanding any other term of this Agreement, and (y) no Default exists or would be caused thereby; and

(j) Indebtedness of the type described in clauses (d) or (m) of the definition of Indebtedness of any Loan Party in connection with a Permitted Acquisition, not to exceed $10,000,000 in the aggregate outstanding at any time.

SECTION 6.02. Liens. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

(b) Liens in favor of the Administrative Agent securing the Secured Obligations, Liens in favor of the Floor Plan Administrative Agent securing the Floor Plan Obligations subject to the First Lien Intercreditor Agreement and subordinate Liens securing the Second Lien Obligations subject to the Second Lien Intercreditor Agreement;

(c) any Lien on any property or asset of any Loan Party existing on the Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by any Loan Party; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of any Loan Party; and

(e) Liens solely on equipment of a Loan Party acceptable to the Administrative Agent purchased with Indebtedness permitted under Section 6.01(i) on terms reasonably approved in writing by the Administrative Agent.

Notwithstanding anything herein to the contrary, the Liens securing any Indebtedness and other obligations under any floor plan financing (other than the floor plan financing hereunder) shall be limited to a Lien on the inventory financed by the applicable floor plan financing and proceeds of such inventory, and any such Lien shall not attach to any other assets or any such inventory after the payment of the purchase price for such inventory.

SECTION 6.03. Fundamental Changes. (a) No Borrower will, nor will it permit any other Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise Dispose of (in one transaction or in a series of transactions) any of its assets, or liquidate or dissolve, except that, and provided that with respect to the matters in the following clauses (ii) through (v) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Borrower or Subsidiary may sell, transfer or lease inventory and scrap or otherwise dispose of obsolete material, inventory or equipment in the ordinary course of business upon terms substantially consistent with past practices, (ii) any Subsidiary of a Borrower may merge into a Borrower in a transaction in which a Borrower is the surviving entity, (iii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iv) any Borrower may merge into any other Borrower (other than Alta Group), (v) any Loan Party may sell, transfer, lease or otherwise dispose of its assets to any other Loan Party, and (vi) any Subsidiary may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders and all assets of such Subsidiary are transferred to a Loan Party; provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.09 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

(c) No Borrower will, nor will it permit any Guarantor to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and Guarantors on the date of execution of this Agreement and businesses reasonably related thereto.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Borrower will, nor will it permit any other Loan Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or make any Acquisition, except:

(a) Permitted Investments;

(b) existing investments and advances described on Schedule 6.04 hereto, but no increase in the amount thereof;

(c) loans or advances solely among Loan Parties;

(d) if no Default exists or would be caused thereby, Guarantees constituting Indebtedness permitted by Section 6.01, provided that no Default exists at the time of, or would be caused by, the incurrence of such Guarantees;

(e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(f) the Loan Parties may create one or more Subsidiaries to conduct the business of the Borrowers in accordance with Section 5.03 so long as such Subsidiaries promptly after their creation become Guarantors;

(g) Permitted Acquisitions; and

(h) in addition to investments, loans and advances permitted by paragraphs (a) through (g) above, other investments, loans and advances by the Borrowers and the Guarantors provided that (i) the aggregate amount invested, loaned or advanced pursuant to this paragraph (h) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $500,000 in the aggregate, (ii) no Default exists or would be caused thereby, and (iii) the aggregate unused amount of the Revolving Commitments on a pro forma basis after giving effect to such additional investment, loan or advance equals or exceeds $10,000,000.

SECTION 6.05. Swap Agreements. No Borrower will, nor will it not permit any other Loan Party to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Loan Party has actual exposure, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party and (c) in each case under clause (a) and (b), to the extent reasonably approved by Administrative Agent.

SECTION 6.06. Restricted Payments. The Borrowers will not, and will not permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a) the Loan Parties may declare and pay dividends with respect to their Equity Interests payable solely in additional common shares of their Equity Interests (other than Disqualified Equity),

(b) the Loan Parties may make Restricted Payments payable solely to a Loan Party, and

(c) Alta Group may make other Restricted Payments so long as (i) after giving effect to such Restricted Payment pursuant to this clause (c) the Total Leverage Ratio is less than 4.05 to 1.00 (determined as if such Restricted Payment had been made on the last day of the most recent Fiscal Quarter for which the Borrowers have provided financial statements to the Administrative Agent pursuant to Section 5.01) and the Borrowers have provided evidence of such compliance in form and substance satisfactory to the Administrative Agent, and (ii) the Payment Condition is satisfied.

Notwithstanding the foregoing, the Borrowers will not, and will not permit any Subsidiary to, issue any Disqualified Equity.

SECTION 6.07. Transactions with Affiliates. The Borrowers will not, and will not permit any other Loan Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions solely among Loan Parties, and in each case not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.06.

SECTION 6.08. Restrictive Agreements. No Borrower will, and will not permit any other Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to a Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the Floor Plan Credit Agreement or the Second Lien Note Purchase Agreement as of the Effective Date, subject to the Intercreditor Agreements, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) above shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) above shall not apply to customary provisions in leases restricting the assignment thereof.

SECTION 6.09. Change of Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Collateral Documents, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S. No Loan Party shall change its Fiscal Year or Fiscal Quarter end without the prior consent of the Administrative Agent.

SECTION 6.10. Amendments to Agreements. No Borrower will, nor will it permit any other Loan Party to, amend, supplement or otherwise modify (a) its articles of incorporation, charter, certificate of formation, operating agreement, by-laws or other organizational document in any manner adverse to the Lenders, (b) any Second Lien Notes Document except as permitted under the Second Lien Intercreditor Agreement, or (c) any instrument or agreement evidencing or relating to any Subordinated Debt except as permitted under the applicable Subordination Agreement.

SECTION 6.11. Prepayment of Indebtedness; Subordinated Debt. No Borrower will, nor will it permit any other Loan Party to, directly or indirectly (a) make any payment or other distribution with respect to any Subordinated Debt in contravention of the applicable Subordination Agreement or with respect to any Second Lien Obligations in contravention of the Second Lien Intercreditor Agreement or (b) voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness (including without limitation any Second Lien Obligations) prior to its scheduled maturity, other than:

(i) the Secured Obligations and the Floor Plan Obligations;

(ii) Indebtedness secured by a Lien permitted by Section 6.02(c) if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance herewith;

(iii) Indebtedness permitted hereunder upon any permitted refinancing thereof in accordance herewith (or with respect to any Second Lien Obligations in accordance with the Second Lien Intercreditor Agreement); and

(iv) voluntary prepayments of the Second Lien Obligations so long as (w) after giving effect to such prepayment pursuant to this clause (iv) the Fixed Charge Coverage Ratio is not less than 1.0 to 1.0 (as determined on a pro forma as if such prepayment had been made on the last day of the most recent Fiscal Quarter for which the Borrowers have provided financial statements to the Administrative Agent pursuant to Section 5.01), (x) no Default has occurred and is continuing or would result immediately after giving effect to such prepayment; (y) immediately after giving effect to such prepayment and at all times during the 60-day period immediately prior thereto, the Borrowers shall have Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the Revolving Commitment; and (z) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (w), (x) and (y) above and attaching calculations for item (w).

SECTION 6.12. Government Regulation. No Loan Party shall be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Loan Party or from otherwise conducting business with the Borrowers or Guarantors, or fail to provide documentary and other evidence of any Loan Party's identity as may be requested by any Lender at any time to enable such Lender to verify any Loan Party's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318.

SECTION 6.13. Financial Covenants. The Borrowers will not:

(a) Total Leverage Ratio. Permit or suffer the Total Leverage Ratio to exceed (i) 4.70 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020 but on or before December 31, 2020, (ii) 4.30 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2021 but on or before December 31, 2021, (iii) 4.20 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2022 but on or before December 31, 2022 or (iv) 4.00 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2023.

(b) First Lien Leverage Ratio. Permit or suffer the First Lien Leverage Ratio to exceed 2.50 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020.

(c) Second Lien Note Coverage Ratio. Permit or suffer the Consolidated Second Lien Note Ratio to be less than 1.10 to 1.00 at any time.

(d) Minimum EBITDA. Permit or suffer the result of (i) Consolidated EBITDA less (ii) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (A) at the price at which the applicable Loan Party sold the applicable asset, minus (B) such Loan Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (B) for any depreciation or amortization thereof) to be less than $79,000,000 for the Fiscal Year ended December 31, 2019.

(e) Fixed Charge Coverage Ratio. As of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2020 for which Borrowers’ financial statements have been (or should have been) delivered prior to the date on which the Borrowers’ Availability is less than 10% of the Revolving Commitment, the Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0.  Once such covenant is in effect, compliance with the covenant will be discontinued on the first day immediately succeeding the last day of the Fiscal Quarter which includes the 60th consecutive day on which the Borrowers’ Availability remains in excess of 10% of the Revolving Commitment, so long as (i) no Default shall have occurred and be continuing and (ii)  such covenant has not been in effect and discontinued (A) more than once in the immediately preceding twelve (12) consecutive months or (B) more than three times during the term of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the purposes of calculating the Fixed Charge Coverage Ratio, the Borrower’s historical EBITDA, Capital Expenditures and Fixed Charges generated and paid prior to the Effective Date shall be deemed equal to such amounts as set forth on Schedule 6.13(a) hereto for the applicable periods described on Schedule 6.13(a).

SECTION 6.14. Alta Group, Alta Holdings and Alta Enterprises as a Holding Company. Alta Enterprises shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents and unsecured guaranties of its Subsidiaries floor plan financing with Volvo Commercial Finance LLC The Americas in respect of Volvo financing; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Equity Interest of each other Borrower (other than Alta Group and Alta Holdings); and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises other than to Alta Group; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Group shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Holdings and Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises or Alta Holdings; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

ARTICLE VII Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03, 5.05, 5.08, 5.09, 5.10 or 5.11 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of fifteen (15) days after the earlier of (i) the Borrowers obtaining actual knowledge of such defaults and (ii) notice thereof from the Administrative Agent to the Borrowers (which notice will be given at the request of any Lender);

(f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and all applicable grace periods thereunder shall have expired;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party in an aggregate amount exceeding $2,500,000 for all periods;

(m) a Change in Control shall occur;

(n) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document if the failure continues beyond any period of grace provided for in the applicable Collateral Document, or any Collateral Document granting a Lien shall for any reason fail to create a valid and perfected first priority security interest in any material Collateral purported to be covered thereby or subordination to be created thereunder, except as permitted by the terms of this Agreement or any Collateral Document, and in each case except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Collateral Documents and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;

(o) any material provision of any other Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or

(p) the cancellation or termination of any franchise agreement of any Borrower with Hyster-Yale Group, Inc. or Volvo Construction Equipment, NA (collectively, the “Material OEMs”), unless such Borrower has entered into replacement franchise agreements within 90 days of such cancellation or termination (i) with another OEM of comparable business value to the Material OEMs, and (ii) upon similar terms and conditions to the agreements cancelled or terminated with the Material OEMs, including volume, exclusivity and other requirements, each of which shall be acceptable in form and substance to the Administrative Agent in its Permitted Discretion;

(q) (i) an Event of Default (as defined in the Floor Plan Credit Agreement on the Effective Date) shall occur and be continuing under the Floor Plan Credit Agreement, (ii) the Floor Plan Credit Agreement is terminated, (iii) for any reason the Floor Plan Credit Agreement ceases to be in full force and effect, or ceases to be binding on the Borrowers, (iv) for any reason, JPMCB is no longer a Lender under the Floor Plan Credit Agreement, or (v) for any reason, JPMCB is not the Floor Plan Administrative Agent; or

(r) any Subordination Agreement or Intercreditor Agreement shall fail to remain in full force or effect, or any event of default shall have occurred under any Subordination Agreement or Intercreditor Agreement, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any provision of any Subordination Agreement or Intercreditor Agreement;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and (iii) exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. In case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the Administrative Agent may exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE VIII The Administrative Agent

SECTION 8.01. Authorization and Action.

(a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.

(b) As to any matters not expressly provided for herein and in the other Loan Documents

(c) (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing:

(i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby;

(ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of country, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and

(iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;

(e) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

(f) None of any Syndication Agent, any Co-Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

(g) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.

(h) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.

(a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder.

(b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrowers, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral.

(c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

SECTION 8.03. Posting of Communications.

(a) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(a) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(b) Each of the Lenders, each of the Issuing Banks and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(c) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 8.04. The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 8.05. Successor Administrative Agent.

(a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

(b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower Representative, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.06. Acknowledgements of Lenders and Issuing Banks.

(a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their respective Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan document pursuant to which it shall have become a Lender hereunder.

(c) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

SECTION 8.07. Collateral Matters.

(a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

(c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate or release any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(d). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

SECTION 8.08. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.09. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, or any Arranger, any Syndication Agent, any Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(b) The Administrative Agent, and each Arranger, Syndication Agent and Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 8.10. Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

ARTICLE IX Miscellaneous

SECTION 9.01. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Borrowers, to it at 13211 Merriman Rd, Livonia, Michigan 48150-1826, Attention: President (Facsimile No. 248-449-6701).

(ii) if to the Administrative Agent, Issuing Bank or Swingline Lender:

JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor L2

Suite IL1-0480

Chicago, IL, 60603-2300

Attention: Omolola Eneh

Phone No: 1-312-954-1007

Email: omolola.eneh@chase.com

With copy(s) to:

JPMorgan Chase Bank, N.A.

Middle Market Servicing

10 South Dearborn, Floor L2

Suite IL1-0480

Chicago, IL, 60603-2300

Attention: Commercial Banking Group

Fax No: (844) 490-5663

Email: jpm.agency.cri@jpmorgan.com

jpm.agency.servicing.1@jpmorgan.com

(iii) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance certificates delivered pursuant to Section 5.01unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Event of Default at the time.

(b) Subject to Section 2.13(c), and Section 9.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or by the Administrative Agent on behalf of the Required Lenders with the consent of the Required Lenders) or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent (with the consent of the Required Lenders) and the Loan Party or Loan Parties that are parties thereto; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees or other amounts payable hereunder, without the written consent of each Lender directly affected thereby (other than as specified in Section 2.12(d)), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.10, in each case which shall only require the approval of the Required Lenders) or any date for the payment of any interest, fees or other Obligations payable hereunder, or otherwise reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender other than as permitted hereunder (provided that it being understood and agreed that (x) any increase in the total Commitments and related modifications approved by each Lender increasing any of its Commitments and by the Required Lenders shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments and (y) any “amend-and-extend” transaction that extends any applicable maturity or termination date only for those Lenders that agree to such an extension (which extension may include increased pricing and fees for such extending Lenders, and which extension shall not apply to those Lenders that do not approve such extension) shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments), (v) change any of the provisions of this Section or the definition of “Required Lenders”, or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release all or substantially all of the Guarantors from their obligation under the Loan Party Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, or (vii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, or subordinate the Lien of the Administrative Agent on any assets to be included in the Revolving Borrowing Base or on all or substantially all of the Collateral, in each case without the written consent of each Lender (other than a Defaulting Lender); provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (y) the foregoing shall not prevent any amendment contemplated by the terms of Section 2.21 and the Borrowers and the Administrative Agent may agree to any required changes to this Agreement not inconsistent with the terms of Section 2.21. The Administrative Agent may also amend the Commitment Schedule to reflect assignments and other transactions entered into pursuant to Section 9.04, Section 2.08 or Section 2.21. Notwithstanding the above, the Administrative Agent may (and each of the Lenders and each Secured Party by accepting the benefits of the Collateral hereby authorizes the Administrative Agent to) enter into the Second Lien Intercreditor Agreement and the Collateral Documents (including any additional Collateral Documents at any time) and any intercreditors with floor plan lenders and any amendments or other modifications thereof as determined by Administrative Agent, in each case that are not contrary to the terms of this Agreement.

(c) The Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby agrees with the Borrowers that it shall (so long as no Event of Default has occurred and is continuing), release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full (other than payment and satisfaction of Unliquidated Obligations), (ii) constituting property being sold or disposed of if the Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral and the Administrative Agent shall not be required to execute any such release on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty.

(d) Notwithstanding Section 9.02(b), (i) this Agreement and any other Loan Document may be amended with the written consent of the Required Lenders, Lenders providing one or more additional credit facilities, the Administrative Agent and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and other extensions of credit hereunder and the accrued interest and fees in respect thereof, (y) to reasonably and appropriately include the Lenders holding such credit facilities in any determination of the Required Lenders and (z) to make such other technical amendments as are reasonably deemed appropriate by the Administrative Agent and the Borrowers in connection with the foregoing, (ii) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not of any other Class of Lenders) may be effected by an agreement or agreements in writing entered into by the Administrative Agent, the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time and (iii) any waiver, amendment or modification of any commitment letter or fee letter may be effected by an agreement or agreements in writing entered into only by the parties thereto.

(e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which will provide such consent and which is reasonably satisfactory to the Borrowers, the Administrative Agent and the Issuing Bank shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.14 and 2.16, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.15 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

(f) Notwithstanding anything to the contrary in this Section, if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrowers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall jointly and severally pay (i) all reasonable out of pocket expenses incurred by each of the Administrative Agent and its Affiliates, including the reasonable fees, and documented disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks or Approved Electronica Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated, and including without limitation costs and expenses incurred in connection with appraisals (provided that the Borrowers shall be liable for the cost of such appraisals only if such appraisals are required by applicable law or regulation or required by the Administrative Agent after the occurrence and during the continuance of an Event of Default or otherwise required hereunder or any other Loan Document), insurance reviews, field examinations (internal and external fees and charges, provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the costs and expenses of more than four floor plan field examinations in any Fiscal Year or more than one such collateral field examination in any Fiscal Year), appraisals (provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the cost of more than two equipment and inventory appraisals in any Fiscal Year or more than such real property appraisals determined to be legally necessary by the Administrative Agent), filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens; sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and costs and expenses of preserving and protecting the Collateral), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, and documented disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) The Borrowers, jointly and severally, shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.16, or (v) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent the, Swingline Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations.

(d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrowers; provided that, the Borrowers shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided further that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

(B) the Administrative Agent, the Issuing Bank and the Swingline Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrowers and the Administrative Agent otherwise consent; provided that no such consent of the Borrowers shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement unless otherwise agreed to by the Administrative Agent;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their affiliates, the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

(E) the assignee may not be a Loan Party or any Affiliate of a Loan Party.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender, (c) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, with respect to clause (c), such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Loans or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(c) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities, other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under this Agreement (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees to comply with Section 2.16 as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations held by such Lender, the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(d) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the prior consent of the Borrowers or (h) to the extent such Information becomes (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from any Borrower or any Person on any Borrower’s behalf with respect to any Loan Party or any of its or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Borrower or such Person and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrowers or such Person after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry shall be excluded from this definition of “Information”.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

SECTION 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.16. Disclosure. Each Borrower and Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

SECTION 9.17. Dealer Access System. The Borrower Representative has requested access to the Administrative Agent’s internet web based “Dealer Access System” to permit borrower to access certain account information relating to the Loan and to facilitate the making of any payments on the Loan by authorizing the Administrative Agent to debit any one or more of the Borrower Representative’s deposit accounts with the Administrative Agent or with such other financial institutions as indicated by the Borrower Representative. In consideration for the Administrative Agent’s granting to access to the Administrative Agent’s Dealer Access System to view loan account information and make Loan payments, the Borrower Representative acknowledges its responsibility for the security of its passwords and other information necessary for access to the Administrative Agent’s Dealer Access System and fully, finally, and forever releases and discharges the Administrative Agent and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, the Borrower Representative may now or hereafter have, in any way relating to the Borrower Representative’s access to, or use of, or the Administrative Agent’s suspension or termination of certain systems features of the Administrative Agent’s Dealer Access System.

SECTION 9.18. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.19. Amendment and Restatement.

(a) On the Effective Date the Existing Credit Agreement shall be amended, restated and superseded in its entirety by this Agreement and the Floor Plan Credit Agreement collectively (the “ALTA Credit Agreements”).  The parties hereto acknowledge and agree that (i) this Agreement, any promissory notes delivered pursuant hereto and the other Loan Documents executed and delivered in connection herewith do not constitute a novation or termination of the “Obligations” (as defined in the Existing Credit Agreement) (the “Existing Obligations”) under the Existing Credit Agreement or any of the “Loan Documents” (as defined in the Existing Credit Agreement) as in effect prior to the Effective Date and (x) the Obligations hereunder pertaining to any Floor Plan Loans or the floor plan facility in general and (y) the Floor Plan Obligations under the Floor Plan Credit Agreement pertaining to any Revolving Loans (as such term is defined in the Floor Plan Credit Agreement) or the revolving loan facility in general are collectively issued in exchange and replacement for such Existing Obligations and (ii) such Existing Obligations are in all respects continuing and (x) to the extent relating to any Floor Plan Loans or the floor plan facility in general and (y) to the extent relating to any Revolving Loans or the revolving facility in general shall collectively constitute Obligations or Floor Plan Obligations, as applicable, under the ALTA Credit Agreements with only the terms thereof being modified as provided in the applicable ALTA Credit Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Liens securing the Existing Agreement or the obligations thereunder be deemed affected hereby or by the Floor Plan Credit Agreement, as applicable, it being the intent and agreement of the Loan Parties and the Floor Plan Loan Parties that, except as otherwise provided in the Loan Documents and the Floor Plan Loan Documents, as applicable, the Liens on the collateral granted to secure the obligations of the existing loan parties in connection with the Existing Agreement and the other “Loan Documents” (as defined in the Existing Agreement), shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Agreement as amended and restated hereby and as amended and restated by the Floor Plan Credit Agreement collectively, and each other Loan Document, Floor Plan Loan Document and agreement evidencing all of any part of any Secured Obligations or any Floor Plan Obligations, as applicable.

(b) Notwithstanding the modifications effected by the ALTA Credit Agreements of the representations, warranties and covenants of the Borrowers contained in the Existing Credit Agreement, the Borrowers acknowledge and agree that any causes of action or other rights created in favor of the Administrative Agent or any Lender or its successors arising out of the representations and warranties of the Borrowers contained in or delivered in connection with the Existing Credit Agreement shall survive the execution, delivery and effectiveness of this Agreement and/or the Floor Plan Credit Agreement.

(c) All indemnification obligations of the Borrowers arising under the Existing Credit Agreement (including any arising from a breach of the representations thereunder) shall survive this amendment and restatement of the Existing Credit Agreement.

(d) By its execution hereof, each Lender hereby (i) consents to the amendments and amendments and restatements to be executed in connection herewith with respect to any of the Collateral Documents delivered in connection with the Existing Credit Agreement and any additional Collateral Documents to be executed in connection herewith, all as in form and substance approved by the Administrative Agent, and (ii) authorizes and directs the Administrative Agent to enter into such amendments and amendments and restatements.

(e) For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) All parties hereto acknowledge and agree if the Effective Date does not occur at or prior to 2:00 p.m., New York time, on February 14, 2020, the Existing Credit Agreement shall continue in full force and effect without modification hereunder.

SECTION 9.20. Marketing Consent. The Borrowers hereby authorize JPMCB and its affiliates (collectively, the “JPMCB Parties”), at their respective sole expense, but without any prior approval by any Borrower, to include the Borrowers’ name and logo in advertising slicks posted on its internet site, in pitchbooks or sent in mailings to prospective customers and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. Notwithstanding the foregoing, the JPMCB Parties shall not publish the Borrowers’ name in a newspaper or magazine without obtaining the Borrowers’ prior written approval. The foregoing authorization shall remain in effect unless the Borrower Representative notifies JPMCB in writing that such authorization is revoked.

SECTION 9.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 9.22. No Fiduciary Duty, etc. Each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Loan Documents and the transaction contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.

Each Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies.

SECTION 9.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

B. RILEY PRINCIPAL MERGER CORP., to be known as
ALTA EQUIPMENT GROUP INC.

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	Chief Financial Officer

ALTA EQUIPMENT HOLDINGS, INC.

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	Chief Executive Officer

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	Manager of each of the above, on behalf of each of the above

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Michael Byrne
Name:	Michael Byrne
Title:	Authorized Officer

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

COMERICA BANK, as a Lender and a Co-Documentation Agent

By	/s/ Michael Cliff
Name:	Michael Cliff
Title:	Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By	/s/ John P. Hopkins
Name:	John P. Hopkins
Title:	Managing Director

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By	/s/ Josh Stehlin
Name:	Josh Stehlin
Title:	Senior Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

BMO HARRIS BANK N.A., as a Lender and a Co-Documentation Agent

By	/s/ Ran Li
Name:	Ran Li
Title:	Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

KEYBANK, NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By	/s/ Matthew McLuckey
Name:	Matthew McLuckey
Title:	Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

CHEMICAL BANK

By	/s/ Teresa L. Schuler
Name:	Teresa L. Schuler
Title:	Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

FLAGSTAR BANK

By	/s/ Leo Kujawa
Name:	Leo Kujawa
Title:	Senior Vice President

Signature Page to Fifth Amended and Restated ABL First Lien Credit Agreement

Commitment Schedule

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$85,000,000
Comerica Bank	$40,000,000
Fifth Third Bank, National Association	$40,000,000
PNC Bank, National Association	$35,000,000
BMO Harris Bank N.A.	$30,000,000
KeyBank, National Association	$30,000,000
Chemical Bank	$20,000,000
Flagstar Bank	$20,000,000
Total:	$300,000,000

SCHEDULES

to

FIFTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

dated as of

February 3, 2020

among

B. RILEY PRINCIPAL MERGER CORP. (to be renamed ALTA EQUIPMENT GROUP INC.),

ALTA EQUIPMENT HOLDINGS, INC.,

ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,

ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,

ALTA CONSTRUCTION EQUIPMENT, L.L.C.

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,

NITCO, LLC,

and

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC,

as Borrowers

The Lenders Party Thereto

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

___________________________

JPMORGAN CHASE BANK, N.A.,

as Sole Bookrunner and Sole Lead Arranger

Reference is made to the FIFTH AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT identified above (the “Agreement”). Unless otherwise defined, or the context otherwise clearly requires, terms defined in the Agreement shall have such meanings when used herein.

Schedule-i

SCHEDULE 3.05

PROPERTIES

Loan Party	Property Address	Owned or Leased
Alta Enterprises, LLC	6 Jonspin Road Wilmington, Massachusetts	Leased
	1400 McGregor Way, Unit 6, Traverse City, Michigan	Leased
Alta Construction Equipment Illinois, LLC	613 E. Stevenson Road, Ottawa, Illinois	Leased
	2500 Westward Dr. #2 and 2504 Westward Dr., Spring Grove, IL	Leased
	5000 Industrial HWY, Gary, IN 46406-1122	Leased
	1035 Wylie Drive, Bloomington, Illinois 61704	Leased
Alta Heavy Equipment Services, LLC	None.	N/A
Alta Industrial Equipment Michigan, LLC,	6337 Jomar Court, Lansing, Michigan	Leased
	13211 Merriman Rd., Livonia, Michigan	Leased
	2470 W. Columbia, Battle Creek, Michigan	Leased
	4716 Talon Ct. SE, Kentwood, Michigan	Leased
	5920 Grand Haven Road, Muskegon, Michigan	Leased
	28855 Smith Road, Romulus, Michigan	Leased
	1524 Champagne, Saginaw, MI	Leased
	7500 E. 15 Mile, Sterling Heights, Michigan	Leased
	9433 Riley St., Zeeland, Michigan	Leased
	3502 W. McGill St., South Bend, Indiana	Leased
	2308 Clay Street, Elkhart, Indiana	Leased
	517 Dale Avenue, Mancelona, Michigan	Leased
Alta Construction Equipment, L.L.C.	56195 Pontiac Trail, New Hudson, Michigan	Leased
	3283 S. Dort Hwy, Burton, Michigan	Leased
	5100-5160 Loraine Street, Detroit, Michigan	Leased
	8840 Byron Commerce DR SW, Byron Twp., Michigan	Leased
	1061 Stepke Court, Traverse City, Michigan	Leased
	3725 Old US Hwy 27 S., Gaylord, Michigan	Leased

Schedule-1

Alta Industrial Equipment Company, L.L.C.	1901 Albright, Montgomery, Illinois	Leased
	625 District Drive, Itasca, Illinois	Leased
	150 State Street, Calumet City, Illinois	Leased
	1049 Lily Cache Lane, Bolingbrook, Illinois	Leased
NITCO, LLC	114 Hall Street, Concord, New Hampshire	Leased
	230 Cherry Street, Shrewsbury, Massachusetts	Leased
	6 Jonspin Road Wilmington, Massachusetts	Leased
	150 N. Plains Industrial Road, Wallingford, Connecticut	Leased
	23 Foss Road, Lewiston, ME 04240	Leased
	3 Chalet Road (Route 44), Middleboro, Massachusetts	Leased
	2820 Curry Road, Schenectady, New York	Leased
	6847 Ellicott Drive, East Syracuse, New York	Leased
	241 Paul Road, Rochester, New York	Leased
	4381 Walden Avenue, Lancaster, New York	Leased
	33B Commerce Avenue, South Burlington, Vermont	Leased
	535 Vestal Parkway West, Vestal, New York	Leased
Alta Construction Equipment Florida, LLC	5151 Dr. Martin Luther King Blvd, Ft. Myers, Florida	Leased
	5210 Reese Road, Davie, Florida	Leased
	8418 Palm River Road, Tampa, Florida	Leased
	8750 Phillips Highway, Jacksonville, Florida	Leased
	Lot 4, Block 1 Nesbitt’s & Crawford’s Subdivision adjacent to 8750 Phillips Highway, Jacksonville, Florida	Leased.
	539 SW Arrowhead Terrace, Lake City, Florida	Leased
	9601 Boggy Creek Road, Orlando, Florida	Leased
	6100-6144 N.W. 74th Avenue, Miami, Florida	Leased
	9701 S. John Young Parkway, Orlando, Florida	Leased
	Suite 120-G & H, 595 Bay Isles Road, Longboat Key, Florida	Leased
Alta Equipment Group Inc.	None.	N/A
Alta Equipment Holdings, Inc.	None.	N/A

Schedule-2

SCHEDULE 3.06

DISCLOSED MATTERS

None.

Schedule-3

SCHEDULE 3.17

SUBORDINATED DEBT DOCUMENTS

1.	Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, Alta Enterprises, LLC, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

2.	Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, Alta Enterprises, LLC, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

3.	Darrin J. Greenawalt Separate Property Trust, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Darrin J. Greenawalt Separate Property Trust by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Darrin J. Greenawalt Separate Property Trust, Alta Enterprises, LLC, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

4.	Greenawalt QSST TRUST, which will be paid off and terminated on the Effective Date.
a.	Subordination Agreement dated as of December 27, 2017 by and among Greenawalt QSST TRUST, Alta Enterprises, LLC, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.
b.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Darrin J. Greenawalt by Alta Enterprises, LLC.
c.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Marysa L. Greenawalt by Alta Enterprises, LLC.
d.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Nathan G. Greenawalt by Alta Enterprises, LLC.

5.	Amended and Restated ABL First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by Loan Parties in favor of the Administrative Agent.

6.	Intercompany Subordination Agreement dated as of December 27, 2017 by and among Alta Enterprises, LLC, a Michigan limited liability company, Alta Construction Equipment Illinois, LLC, a Michigan limited liability company, Alta Heavy Equipment Services, LLC, a Michigan limited liability company, Alta Industrial Equipment Michigan, LLC, a Michigan limited liability company, Alta Construction Equipment, L.L.C., a Michigan limited liability company, Alta Industrial Equipment Company, L.L.C., a Michigan limited liability company in favor of Goldman Sachs Specialty Lending Group, L.P, which will be terminated on the Effective Date.

Schedule-4

7.	Intercompany Subordination Agreement entered into on or prior to the Effective Date by the Loan Parties in favor of the Second Lien Notes Representative.

8.	Amended and Restated Floor Plan First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by and between Floor Plan Administrative Agent and Loan Parties.

9.	Due to the Loan Parties’ shared banking relationship, each Loan Party generates intercompany due to or due from balances. Intercompany due to and due from balances at 11/30/19 were as follows:

Operating company	12/31/19 intercompany due to balance	12/31/19 intercompany due from balance
Alta Enterprises	$0	$24,543,687
Alta Equipment Company Michigan, LLC	$24,543,687	$101,085,388
Alta Construction Equipment, LLC	$39,411,395	$112,911
Alta Industrial Equipment Company, LLC	$1,203,224	$7,401
Alta Construction Equipment Illinois, LLC	$36,659,714	$6,445,820
Alta Heavy Equipment Services	$4,642,009	$4,642,009
Nitco, LLC.	$30,377,187	$0
Total	$136,837,216	$136,837,216

Schedule-5

SCHEDULE 3.21

MATERIAL AGREEMENTS

1.	The following contracts with Volvo Construction Equipment North America, Inc.:

a.	Dealer Agreement dated February 2, 2010, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment, L.L.C.;
b.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Illinois); and
c.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Indiana).

2.	Dealer Agreement dated April 29, 2019 by and between Hyster-Yale Group, Inc. and Alta Enterprises, LLC, Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, LLC, and NITCO, LLC.

3.	The following contracts with Takeuchi Manufacturing (U.S.), LTD.:

a.	Dealer Agreement dated March 2, 2018 between Alta Construction Equipment, LLC and Takeuchi Manufacturing (U.S.), LTD.;
b.	Sales Terms and Condition dated January 1, 2016 between Takeuchi Mfg. (U.S.) Ltd. And Alta Equipment;
c.	Dealer Agreement dated in 2018, by and between Alta Construction Equipment Illinois, LLC and Takeuchi Mfg. (U.S.) Ltd.; and
d.	Alta Equipment New Territory Proposal (Illinois) dated June 1, 2018, by Takeuchi Mfg. (U.S.) Ltd.

4.	The following Contracts with JCB, Inc.:

a.	JCB Access Agreement (CT) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
b.	Construction Agreement dated April 20, 2016 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
c.	JCB Access Agreement (MA) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
d.	Construction Agreement dated in 2013 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
e.	JCB Access Agreement (ME) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
f.	JCB Access Agreement (NH) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.); and
g.	JCB Access Agreement (RI) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.)

Schedule-6

5.	The following material dealer agreements were, are or will be assigned from Flagler Construction Equipment, LLC or FlaglerCE Holdings, LLC to Alta Construction Equipment Florida, LLC upon the consummation of the Flagler Acquisition, or new agreements will be entered into by Alta Construction Equipment Florida, LLC on or after the consummation of the Flagler Acquisition:
a.	The following Contracts with Cummins Inc.:
i.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8750 Philips Highway, Jacksonville, FL 32256, dated December 6, 2017;
ii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5151 Martin Luther King Jr. Boulevard, Fort Meyers, FL 33905, dated December 6, 2017;
iii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 9601 Boggy Creek Road, Orlando, FL 32824, dated December 6, 2017;
iv.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated December 6, 2017; and
v.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5210 Reese Road, Davie, FL 33314, dated December 6, 2017.

b.	Dealer Agreement between Kolberg-Pioneer, Inc., Johnson Crushers International, Inc., Astec Mobile Screens, Inc., and Flagler Construction Equipment, 8418 Palm River Road, Tampa, FL 33619, dated December 20, 2018 and Addendum.

c.	Dealer Sales and Service Agreement between Volvo Construction Equipment North America, Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated August 22, 2019
d.	The following Contracts with Takeuchi Mfg. (US), Ltd.:
i.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
ii.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and FlaglerCE Holdings, LLC, dated January 28, 2019;
iii.	Sales Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
iv.	Dealer Agreement, between Takeuchi Manufacturing (U.S.) Ltd and Flagler Construction Equipment, LLC, dated February 17, 2017; and
v.	Individual Guaranty, between Takeuchi Manufacturing (U.S.) Ltd. (as Secured Party) and Thomas Holmes (as Guarantor).

6.	The following dealer agreements were, are or will be assigned from Liftech Equipment Companies, Inc. to NITCO, LLC upon the consummation of the Liftech Acquisition, or new agreements will be entered into by NITCO, LLC on or after the consummation of the Liftech Acquisition:

a.	Sales & Service Distributor Agreement by and between Doosan Infracore Portable Power and Liftech Equipment Companies, Inc. dated as of April 1, 2019.
b.	Dealer Agreement by and between Hyster-Yale Group, Inc. and Liftech Equipment Companies, Inc. dated as of April 1, 2016.
c.	Authorized North American Distributor Agreement by and between Trackmobile LLC and Liftech Equipment Companies, Inc. dated as of April 16, 2018.
d.	Dealership Agreement (Massachusetts) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
e.	Dealership Agreement (New York) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
f.	Dealership Agreement (Vermont) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
g.	Dealer Agreement by and between Mariotti USA Inc. and Liftech Equipment Companies, Inc. dated as of April 19, 2016.
h.	Distributor Sales and Service Agreement dated June 6, 2005 by and between Liftech Equipment Companies, Inc. and JLG Industries, Inc.
i.	Authorized North American Distributor Agreement by and between Zephir SPA and Liftech Equipment Companies, Inc. dated as of December 15, 2017.

Schedule-7

SCHEDULE 3.22

CAPITALIZATION AND SUBSIDIARIES

Subsidiaries of Alta Group:

Subsidiary	Ownership	Type of Entity
Alta Equipment Holdings, Inc.	100% owned by Alta Group	C Corporation
Alta Enterprises, LLC	68.33% owned by Alta Group 31.67% owned by Alta Equipment Holdings, Inc.	Limited Liability Company
Alta Construction Equipment Illinois, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Heavy Equipment Services, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Michigan, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Company, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
NITCO, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment Florida, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company

Equity Interest of Alta Group:

Loan Party	Equity Interest	Type of Entity
Alta Group	33.9% to 47.04% by Public Stockholders 20.45% to 16.38% by Initial Stockholders and Affiliates 11.71% to 14.62% by Non-Affiliate PIPE Investors 24.87% to 31.04% by Alta Equityholders	C Corporation

Schedule-8

SCHEDULE 3.25

SECOND LIEN LOAN DOCUMENTS

MSD Documents:

I.	NOTE PURCHASE AGREEMENT DOCUMENTS
1.	Note Purchase Agreement

Schedules

Commitment Schedule

Schedule 1.01(A) Principal Office

Schedule 3.05 Notes Parties

Schedule 3.06 Disclosed Matters

Schedule 3.17 Subordinated Indebtedness Documents

Schedule 3.20 Material Dealer Agreements

Schedule 3.21 Capitalization and Subsidiaries

Schedule 3.24 First Lien Loan Documents and Floor Plan Loan Documents

Schedule 3.27 Insurance

Schedule 3.29 B. Riley Merger/ Equity Transactions

Schedule 6.01 Existing Indebtedness

Schedule 6.02 Existing Liens

Schedule 6.04 Existing Investments

Schedule 6.13(e) Historical EBITDA, Capital Expenditures and Fixed Charges

Exhibits

Exhibit A - Form of Assignment and Assumption

Exhibit B – Form of First Lien Intercreditor Agreement

Exhibit C - Form of Note

Exhibit D - Form of Funding Notice

2.	Notes to be issued to the Purchasers
3.	Pledge and Security Agreement

Schedules

Exhibit A – Notice Addresses; Information and Collateral Locations

Exhibit B – Deposit Accounts

Exhibit C – Letter of Credit Rights; Chattel Paper

Exhibit D – Intellectual Property Rights

Exhibit E – Titled Collateral

Exhibit F - Fixtures

Exhibit G – Pledged Collateral, Securities and Investment Property

Exhibit H – UCC filing locations

Exhibit I – Commercial Tort Claims

Exhibit J - Amendment

Annexes

Annex I - Assumption Agreement

4.	Notes Party Guaranty
5.	Intercompany Subordination Agreement
6.	Trademark and Patent Security Agreement
7.	Intercreditor Agreements with respect to vendor floor plan financings
(a)	HYG Financial Services, Inc., formerly known as NMHG Financial Services, Inc. d/b/a Hyster
(b)	Takeuchi Mfg. Ltd.
(c)	VFS US LLC
(d)	Terex Financial Services, Inc.
(e)	De Lage Landen Financial Services, Inc.
(f)	Wells Fargo Commercial Distribution Finance, LLC
(g)	PNC Equipment Finance LLC
8.	First Lien Intercreditor Agreement

Schedule-9

II.	OTHER COLLATERAL DOCUMENTS
1.	Delivery of Capital Stock of each Subsidiary of each Notes Party, together with instruments of transfer and undated stock powers endorsed in blank
2.	UCC (or equivalent), tax lien, judgment lien, bankruptcy, litigation and IP searches for each Notes Party
3.	UCC-1 financing statements
4.	Intercompany Subordination Agreement
5.	Deposit Account Control Agreement
6.	Collateral Access Agreements

III.	LEGAL OPINIONS
1.	Opinion of H&H, counsel to Notes Parties

IV.	CORPORATE DOCUMENTS
1.	Secretary’s Certificate for each Notes Party, attaching & certifying to:
(a)	Resolutions
(b)	Incumbency and signatures
(c)	Organization Documents
(d)	Good standing certificate
(e)	Foreign good standing certificates, if applicable

V.	MISCELLANEOUS CLOSING DOCUMENTS AND CERTIFICATES
1.	Funding Notice and Letter of Direction, together with Funds Flow
2.	Solvency Certificate
3.	Vendor Floor Plan Financing Agreements/amendments
(a)	HYG Financial Services, Inc., formerly known as NMHG Financial Services, Inc. d/b/a Hyster
(b)	VFS US LLC
(c)	Takeuchi Mfg. (US), Ltd.
(d)	Terex Financial Services, Inc.
(e)	De Lage Landen Financial Services, Inc.
(f)	Wells Fargo Commercial Distribution Finance, LLC
(g)	PNC
4.	Officer’s certificate from a Financial Officer of Alta Group attaching and certifying to:
(a)	Solvency
(b)	All conditions precedent to the closing of the Liftech Acquisition and the Flagler Acquisition (in each case, other than payment of the consideration) are satisfied upon the purchase of the Notes and the payment of the consideration
(c)	The Flagler Acquisition is consummated in accordance with the terms of the Credit Agreement and all representations in Section 3.25 of the Credit Agreement are true and correct
(d)	The Liftech Acquisition is consummated in accordance with the terms of the Credit Agreement and all representations in Section 3.26 of the Credit Agreement are true and correct
(e)	On the Effective Date and immediately after giving effect to the Transactions contemplated to the occur on the Effective Date and the payment of all related costs and expenses, the Issuers and their Subsidiaries have Availability of at least $75,000,0000
(f)	Copies of the Flagler Acquisition Documents
(g)	Copies of the Liftech Acquisition Documents
(h)	Copies of the B. Riley Merger/Equity Transaction Agreements
(i)	Copies of all First Lien Loan Documents
(j)	Copies of all Floor Plan Loan Documents
(k)	Copies of any other vendor floor plan loan documents

Schedule-10

5.	Financial Statements; Projections:
(a)	the Historical Financial Statements
(b)	pro forma consolidated and consolidating balance sheets of Issuers and their Subsidiaries as of the Effective Date, and reflecting the transactions contemplated by the Transactions in each to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to the Required Purchasers
(c)	the projections referred to in Section 3.04(b)
6.	The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Issuers and their Affiliates shall be acceptable to the Purchasers in their sole discretion
7.	Certificates of insurance together with the endorsements thereto, in each case, naming the Second Lien Notes Representative as additional insured and lenders’ loss payee thereunder, and otherwise in compliance with the terms of Section 5.05 of the Note Purchase Agreement.
8.	Evidence from Egan Jones Rating Company that, after taking into account the Transactions, the Rating on the Notes is at least BBB-
9.	Administrative Questionnaire
10.	Collateral Assignment of Business Interruption Insurance
11.	Assignment of Representations and Warranties Insurance (Flagler)
12.	Payment of all fees and expenses
13.	USA Patriot Act/KYC and W-8 or W-9 Forms, as applicable, for each Notes Party

VI.	PAYOFF DOCUMENTS
1.	Payoff Letters Regarding Subordinated Debt to Greenawalt Family
(a)	Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009
(b)	Nathan G. Greenwalt Separate Property Trust UAD 6/17/2009
(c)	Darrin J. Greenawalt Separate Property Trust
(d)	Greenawalt QSST Trust
2.	Return of Alta Equipment Company, Inc. Stock Certificates 15 and 16
3.	Payoff Letters/Release/Terminations – Goldman Sachs
(a)	Payoff Letter
(b)	DACA Termination
(c)	Termination of Trademark and Patent Security Agreement
(d)	UCC-3s
i.	20171227000660-2
ii.	20171227000658-7
iii.	20171227000662-0
iv.	20171227000659-6
v.	20171227000667-5
vi.	20171227000665-7
vii.	[NITCO Filing]
4.	Payoff Letters with respect to Flagler and Liftech Acquisitions:
(a)	VFS US LLC Payoff Letter
(b)	Red Iron Acceptance, LLC
5.	W-9 for Alta Equipment Group Inc.

Schedule-11

VII.	POST-CLOSING DELIVERABLES
1.	UCC-3s with respect to Flagler and Liftech Acquisitions

Goldman Sachs Documents:1

1.	Note Purchase Agreement (the “Goldman Note Purchase Agreement”), dated December 27, 2017, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., (collectively, as “Issuers”) the Purchasers (as defined in the Goldman Note Purchase Agreement) party thereto, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, as amended by that certain Joinder and Third Amendment to Note Purchase Agreement, dated May 1, 2019, adding NITCO, LLC as an Issuer, by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and as amended by that certain Joinder to Note Purchase Agreement, dated February ___, 2020, adding Alta Construction Equipment Florida, LLC as an Issuer, by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
2.	Consent and Joinder of Loan Agreement, dated May 1, 2019, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., and NITCO, LLC, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
3.	Promissory Note in the principal amount of $40,000,000.00 dated December 27, 2017 issued by the Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
4.	Secured Note in the principal amount of $3,500,000.00 dated April 13, 2018 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
5.	Secured Note in the principal amount of $5,000,000.00 dated July 31, 2018 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
6.	Delayed Draw Noted in the principal amount of $11,500,000 dated May 1, 2019 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
7.	Amended and Restated Second Lien Pledge and Security Agreement, dated May 1, 2019, by and among Issuers, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
8.	Guaranty dated December 27, 2017 by Issuers in favor of each of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative and the Purchasers;
9.	Patent and Trademark Security Agreement dated December 27, 2017 by Issuers in favor of each of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative and the Purchasers;
10.	Blocked Account Control Agreement dated December 27, 2017 by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and JPMorgan Chase Bank, N.A., as the Depositary, as amended;
11.	Collateral Access Agreements dated December 27, 2017 by and between Alta Industrial Real Estate Company, L.L.C. and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
12.	Collateral Access Agreements dated December 27, 2017 by and between Greenawalt, LLC and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
13.	Collateral Access Agreements dated December 27, 2017 by and between Wixom, L.L.C. and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;

[1]	The Indebtedness to Goldman Sachs Specialty Lending Group, L.P., as Notes Representative, will be paid off and terminated in connection with the Closing. The Liens filed by Goldman Sachs Specialty Lending Group, L.P., as Notes Representative, will be terminated on the Effective Date.

Schedule-12

14.	Collateral Assignment of Business Interruption Insurance Policy as Collateral Security dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
15.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, PICK IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
16.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, DIG IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
17.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, LIFT IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
18.	Collateral Access Agreements, dated May 1, 2019, by and between Polito Development Corporation, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
19.	Collateral Access Agreements, dated May 1, 2019, by and between Elmwood Industrial Park, LLC, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
20.	Collateral Access Agreements, dated May 1, 2019, by and between Norma A. Crowley and Paul Crowley, Trustees of Crowley Realty Nominee Trust Dated May 1, 1989, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
21.	Irrevocable Proxy by each Issuer;
22.	UCC financing statements in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
23.	Fee Letter dated December 27, 2017 by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
24.	Intercompany Subordination Agreement dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative for the Purchasers party to the Goldman Note Purchase Agreement;
25.	Subordination Agreement dated December 27, 2017 by and among Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
26.	Subordination Agreement dated December 27, 2017 by and among Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
27.	Subordination Agreement dated December 27, 2017 by and among Darrin J. Greenawalt Separate Property Trust, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
28.	Subordination Agreement dated December 27, 2017 by and among Greenawalt QSST TR, the Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
29.	Collateral Assignment of Business Interruption Insurance Policy as Collateral Security dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
30.	Purchase Warrant issued by Alta Enterprises to Goldman Sachs & Co. LLC;
31.	Intercreditor Agreement dated December 27, 2017 between the Administrate Agent and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, as amended;
32.	Intercreditor Agreement dated December 27, 2017 by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and HYG Financial Services, Inc., as amended;
33.	Amended and Restated Intercreditor Agreement dated December 20, 2017 by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and VFS US LLC, as amended;
34.	Intercreditor Agreement dated December 27, 2017 by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and Terex Financial Services, Inc., as amended;
35.	Intercreditor Agreement dated December 27, 2017 by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and De Lage Landen Financial Services, Inc.;
36.	Intercreditor Agreement dated October 9, 2019, by and among the Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and PNC Equipment Finance, LLC; and
37.	Any and all other agreements, instruments, documents and certificates delivered pursuant to the Goldman Note Purchase Agreement.

Schedule-13

SCHEDULE 3.28

INSURANCE

See attached.

Schedule-14

SCHEDULE 3.30

B. RILEY MERGER / EQUITY TRANSACTIONS

B. Riley Merger/Equity Transactions

On December 12, 2019, B. Riley Principal Merger Corp., a Delaware corporation (“BRPM”), and BRPM’s wholly-owned subsidiary BR Canyon Merger Sub Corp., a Michigan corporation (“Merger Sub”), Alta Holdings and Ryan Greenawalt (“Greenawalt”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Alta Holdings, the separate corporate existence of Merger Sub will thereupon cease, and Alta Holdings will become a wholly-owned subsidiary of BRPM (collectively, the “Acquisition”). Upon the closing of the Acquisition and on the Effective Date BRPM will change its name to “Alta Equipment Group Inc.”

Upon consummation of the Merger, the holder of each share of common stock of Alta Holdings will receive, in respect of such share, such holder’s pro rata the portion of (a) 7,300,000 shares of common stock of BRPM (with an assumed value of $10.00 / share), and (b) $10,050,000 in cash.

Subject to the terms and conditions set forth in the Merger Agreement and the other B. Riley Merger/Equity Transaction Agreements, on the Effective Date BRPM will pay off the existing Indebtedness of Alta Holdings and its Subsidiaries, which is anticipated to be approximately $295 million, and Alta Holdings’s equityholders, which include Greenawalt (the “Sellers”), will receive aggregate consideration with a value equal to $119 million, which will consist of: (a) $43 million in cash, and (b) $76 million of shares of BRPM’s common stock, or 7,600,000 shares valued at $10.00 per share. Sponsor will forfeit 1,470,855 shares of Class B common stock (the “Founder Shares”) to BRPM for cancellation upon the Effective Date.

BRPM will obtain the debt financing (as described below), (a) BRPM will have an aggregate of at least $143 million of cash available from the trust account (the “trust account”) established in connection with BRPM’s initial public offering (the “IPO”) and from equity financing sources, and (b) Alta Group’s Consolidated EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (i) at the price at which the applicable Loan Party sold the applicable asset, minus (ii) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (ii) for any depreciation or amortization thereof) will be at least $79 million as measured for the Fiscal Year ended December 31, 2019.

Pursuant to a forward purchase agreement, immediately prior to the Effective Date, Sponsor or its Affiliate will purchase $25,000,000 of BRPM’s units at a price of $10.00 per unit, or an aggregate of 2,500,000 units, each comprised of one share of Class A common stock (the “forward purchase shares”) and one-half of one warrant (the “forward purchase warrants”). The forward purchases will be made regardless of whether any shares of Class A common stock are redeemed in connection with Transactions (collectively, the “Equity Financing”).

In addition to the Equity Financing, BRPM has entered into subscription agreements with institutional and accredited investors (the “PIPE investors”), which include Affiliates of Sponsor, on December 12, 2019, pursuant to which such investors will purchase, immediately prior to the Effective Date, an aggregate of $35,000,000 of BRPM’s shares of Class A common stock at a price of $10.00 per share, or an aggregate of 3,500,000 shares of Class A common stock (the “PIPE Financing”), subject to certain conditions, including the approval of the transactions contemplated herein. As an inducement to enter into the subscription agreements, the PIPE investors that are not affiliated with Sponsor will receive an aggregate of 142,895 additional shares of BRPM’s Class A common stock and an aggregate of 1,018,125 of BRPM’s warrants, and, upon the Effective Date, the Sponsor will forfeit an equal number of Founder Shares to BRPM for cancellation and Sponsor or its Affiliates will transfer an equal number of forward purchase warrants to BRPM.

Schedule-15

On the Effective Date, BRPM will acquire the Warrant to purchase membership interest in Alta Enterprises from Goldman Sachs Lending Group L.P. for $29,620,110.

On the Effective Date, BRPM will contribute the remaining IPO proceeds (which the amount of such proceeds will be known after the redemption period closes) to Alta Enterprises in exchange for limited liability company interests of Alta Enterprises.

On the Effective Date, BRPM will transfer cash in the aggregate amount of $2,950,000 to certain key employees of the Borrowers in connection with the Acquisition and termination of the Alta Enterprises’s Equity Linked Incentive Plan.

 On the Effective Date, BRPM will obtain credit facilities equal to an aggregate of $310 million (the “Debt Financing”) for the purpose of financing the repayment of existing Indebtedness of Alta Holdings and its Subsidiaries, a portion of the consideration payable under the Merger Agreement, costs and expenses incurred by the parties in connection with the Transactions and general corporate expenditures. Such credit facilities will be comprised of a term loan facility from the Second Lien Purchasers in an aggregate principal amount of either $155 million or $165 million and an asset-based loan revolving credit facility from the Lenders in an aggregate principal amount of up to $300 million, of which no more than $148 million will be drawn on the Effective Date.

Concurrently with and contingent upon the Effective Date, NITCO will consummate the Liftech Acquisition and Alta Construction Equipment Florida will consummate the Flagler Acquisition. Each of the Liftech Acquisition and Flagler Acquisition are currently under non-binding letters of intent, for an aggregate purchase price of $95 million, to be funded by the equity and Indebtedness proceeds raised in connection with the Transactions.

The Transactions will be financed and consummated in a manner consistent with the sources and uses set forth below (the “Sources and Uses”).

Sources and Uses ($ in millions)
Sources	No Redemption	Max Redemption
Proceeds from Trust Account	$145	$84
Forward Purchase	25	25
Seller Rollover Equity	76	76
PIPE	35	35
Draw on New Term Loan	155	165
Draw on New ABL	140	148
Total Sources	$576	$533

Uses	No Redemption	Max Redemption
Payoff Existing Alta Holdings and Subsidiaries’ Indebtedness	$295	$295
Cash Proceeds to Seller	43	43
Seller Rollover Equity	76	76
Additional Acquisitions	95	95
Estimated Fees and Expenses	20	20
Excess Cash	62	—
Total Uses	$591	$529

Schedule-16

B. Riley Merger/Equity Transaction Agreements:

1.	Merger Agreement
2.	Ancillary agreements entered into in connection with the Merger Agreement, including the following to be filed or entered into at closing of the Merger Agreement:
a.	Third Amended and Restated Certificate of Incorporation of BRPM
b.	Certificate of Merger to be filed with the Delaware Secretary of State
c.	Letter of Transmittal from the Greenawalt Trust
d.	Company Bringdown Certificate from Alta Holdings
e.	Minimum EBITDA and Maximum Indebtedness Certificate from Alta Holdings
f.	FIRPTA Certificate from Alta Holdings
g.	Participant Release Agreements between Alta Holdings and each key employee receiving a cash payment in connection with the transactions contemplated by the Merger Agreement and the termination of Alta Enterprises’s Equity Linked Incentive Plan
h.	Registration Rights Agreements between Alta Holdings and the Greenawalt Trust
i.	Parent Bringdown Certificate from BRPM
j.	Warrant Purchase Agreement between Alta Enterprises and Goldman Sachs & Co. LLC
k.	Subscription Agreements between BRPM and certain investors
l.	Forward Purchase Agreement between BRPM and certain of its affiliates.

Schedule-17

SCHEDULE 6.01

EXISTING INDEBTEDNESS

Lender	Credit Limit	Description of the Indebtedness/ Underlying Debt Documents
HYG Financial Services, Inc.	Current: $40 Million Limit: $44 Million

Floor Flan Financing Facility

Dealer Financing and Security Agreement dated December 22, 2017 by and among HYG Financial Services, Inc., Alta Industrial Equipment Michigan, LLC, and Alta Industrial Equipment Company, L.L.C.

Volvo Commercial Finance LLC The Americas	Current: $82.5 Million Limit: $86.6 Million

Floor Flan Financing Facility

-      Floor Plan Financing and Security Agreement dated December 20, 2017 by and between Volvo Financial Services, a Division of VFS US LLC and Alta Construction Equipment Illinois, LLC

-      Floor Plan Financing and Security Agreement dated December 15, 2009 by and between Alta Construction Equipment, LLC and Volvo Financial Services, a Division of VFS US LLC, as amended on December 20, 2017.

VFS US LLC		Equipment Lease, financed inventory
Terex Financial Services, Inc.	Current: $1 Million Limit: $1.5 Million

Floor Flan Financing Facility

Master Note and Security Agreement dated May 9, 2014 by and between Terex Financial Services, Inc. and Alta Construction Equipment, L.L.C.

Master Note and Security Agreement dated August 10, 2018 by and between Terex Financial Services, Inc. and Alta Construction Equipment Illinois, LLC

De Lage Landen Financial Services, Inc.	Current: $10 Million Limit: $11 Million

Floor Flan Financing Facility

Agreement for Inventory Financing dated December 7, 2017 by and between Alta Construction Equipment, L.L.C., Alta Construction Equipment Illinois, LLC, and De Lage Landen Financial Services, Inc.

Schedule-18

Wells Fargo Commercial Distribution Finance, LLC	N/A after liquidation to PNC	Floor Flan Financing Facility for JCB equipment (Liquidating to PNC Equipment Finance, LLC)
PNC Equipment Finance, LLC	Current: $19.5 Million Limit: $20.5 Million	Floor Flan Financing Facility for JCB equipment
Link-Belt Construction Equipment Company, L.P.	Current: $4 Million	Extended payable terms from vendor for purchase of parts and equipment Equipment Financing, consigned goods
MB Equipment Finance, LLC, MB Financial Bank, N.A., and all assignors and successors of the foregoing	Current: Collectively, $2,500,000	Equipment on operating lease under a Master Lease Agreement
Landoll Corporation	Current: $1,000,000	Extended payable terms from vendor for purchase of parts and equipment
Exxon Mobile	Current: $100,000	Extended payable terms from vendor for purchase of fuels
JLG Industries, Inc.	Current: $200,000	Extended payable terms from vendor for purchase of parts and equipment
Takeuchi Mfg. (U.S.), Ltd.	Current: $10 Million	Extended payable terms from vendor for purchase of parts and equipment
Manitou America, Inc.	Current: $700,000	Extended payable terms from vendor for purchase of parts and equipment
Terex Financial Services, Inc.	Current: $5 Million	Equipment Lease
LaSalle Systems Leasing, Inc. MB Financial Bank, N.A First Bank of Highland Park	Current: $1 Million	Equipment Lease
HYG Financial Services, Inc.	Current: $6 Million	Equipment Lease
Hyster-Yale Group, Inc.	Current: $1 Million	Financed Inventory
Volvo Construction Equipment North America, LLC	Current: $1 Million	Financed Inventory
JCB, Inc.	Current: $0.5Million	Financed Inventory

Schedule-19

Goldman Sachs Specialty Lending Group, L.P.	Current: $71.2 Million

Note Purchase Agreement, dated December 27, 2017, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C.,  Alta Industrial Equipment Company, L.L.C., the Purchasers (as defined in the Note Purchase Agreement) party thereto, and Goldman Sachs Specialty Lending Group, L.P., as amended by that certain Joinder and Third Amendment to Note Purchase Agreement, dated May 1, 2019, adding NITCO, LLC as an Issuer, and as amended by that certain Joinder to Note Purchase Agreement, to be entered into on or prior to the Effective Date, adding Alta Construction Equipment Florida, LLC as an Issuer.

To be terminated on the Effective Date.

C&B Manufacturing Inc. dba Hitchdoc	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment
Fair Manufacturing Inc.	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment

Schedule-20

SCHEDULE 6.02

EXISTING LIENS

Debtor	Secured Party(ies)	Jurisdiction	Filing Date and File Number
ALTA ENTERPRISES, LLC	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000660-2
	Fair Manufacturing Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/3/2019 Filing No.: #20191003000509-2
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC	Takeuchi MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/11/2017 Filing No: #20171011000862-9
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000658-7
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 7/30/2018 Filing No.: #20180730001010-1
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC, AND ALL ITS SUBSIDIARIES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 9/27/2018 Filing No.: #20180927000747-5
	ALTA HEAVY EQUIPMENT SERVICES, LLC Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000662-0

Schedule-21

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC	LASALLE SOLUTIONS, A DIVISION OF MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/15/2016 Filing No.: #20161115000241-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000470-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000356-8
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000667-5
	Hyster-Yale Group, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000654-2
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/13/2018 Filing No.: #20180313000064-2
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/29/2018 Filing No.: #20181229000018-2
	Wells Fargo Commercial Distribution Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000961-1

Schedule-22

ALTA CONSTRUCTION EQUIPMENT, L.L.C.	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/12/2009 Filing No. #2009145134-7
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/15/2009 Filing No.: #2009175268-6
	Link-Belt Construction Equipment Company, L.P., LLLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133701-9
	Link-Belt Construction Equipment Company, L.P., LLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133713-4
	TAKEUCHI MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2012 Filing No.: #2012179033-0
	VFS US LLC; ET AL	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/27/2013 Filing No.: #2013134405-6
	JLG INDUSTRIES, INC. for itself and as a representative of certain of its affiliates	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/28/2014 Filing No.: #2014029498-7
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/13/2014 Filing No.: #2014068495-8
	Volvo Construction Equipment North America, LLC, and all its subsidiaries	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/17/2015 Filing No.: #2015174384-4
	C&B Manufacturing Inc., dba Hitchdoc	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/16/2016 Filing No.: #2016068080-3

Schedule-23

MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/17/2017 Filing No.:#20171017000719-2
Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.:#20171227000659-6
MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.:#2018629000875-8
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000455-9
HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000357-7
GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000665-7
HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000650-6
MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000971-8

Schedule-24

NITCO, LLC	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing Number: #20190328000781-3
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing No.: #20190328000785-9
	JCB, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/25/2019 Filing No.: #20190425000585-3
	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/01/2019 Filing No.: #20190501000548-1
	LANDOLL CORPORATION	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/20/2019 Filing No.: #20190520000053-3
	JLG INDUSTRIES, INC. FOR ITSELF AND AS A REPRESENTATIVE OF CERTAIN OF ITS AFFILIATES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/31/2019 Filing No.: #20190531000764-8
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/14/2019 Filing No.: #20190614000507-7
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/11/2019 Filing No.: #20190711000355-8
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/20/2019 Filing No.: #20190820000465-1

Schedule-25

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC (including liens filed on Flagler assets)	Axis Capital, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 03/10/2016 Filing No.: #20161458676 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 02/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Everbank Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 01/16/2018 Filing No.: #20180352332
	PNC Equipment Finance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/10/2019 Filing No.: #20192485477 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	VFS US LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/13/2004 Filing No.: #20041043811 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	GE Commercial Distribution Finance Corporation	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/27/2005 Filing No.: #20051975417 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Red Iron Acceptance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/29/2013 Filing No.: #20131210252 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 12/24/2013 Filing No.: #20135101978 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-26

Susquehanna Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/28/2014 Filing No.: #20140787077 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Takeuchi Mfg. (U.S.), Ltd.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/16/2014 Filing No.: #20142822021 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Volvo Construction Equipment North America, LLC and all its subsidiaries	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/11/2016 Filing No.: #20160849537 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/20/2016 Filing No.: #20163696109 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
M2 Lease Funds LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/02/2017 Filing No.: #20170748563 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Summit Funding Group, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/21/2017 Filing No.: #20171160834 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-27

TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/28/2017 Filing No.: #20174265234
International Equipment Solutions, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 8/09/2017 Filing No.: #20175281503 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 1/31/2018 Filing No.: #20180723961
VFS Leasing Co.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/09/2018 Filing No.: #20181640396 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/11/2019 Filing No.: #20194797358 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 10/03/2019 Filing No.: #20196908391 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

** The Liens filed by Goldman Sachs Specialty Lending Group, L.P., as Notes Representative will be terminated on the Effective Date.

Schedule-28

SCHEDULE 6.04

EXISTING INVESTMENTS

None.

Schedule-29

SCHEDULE 6.13(a)

FIXED CHARGE COVERAGE RATIO

See attached.

Schedule-30

EXHIBIT A

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees [and swingline loans] included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	______________________________

2.	Assignee:	______________________________
[and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrowers:	B. Riley Principal Merger Corp.
(to be renamed Alta Equipment Group Inc.)
Alta Equipment Holdings, Inc.
Alta Enterprises, LLC
Alta Construction Equipment Illinois, LLC
Alta Heavy Equipment Services, LLC
Alta Industrial Equipment Michigan, LLC
Alta Construction Equipment, L.L.C.
Alta Industrial Equipment Company, L.L.C.
NITCO, LLC
Alta Construction Equipment Florida, LLC

Exhibit A-1

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020 among the Borrowers listed above, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$		%
	$	$		%
	$	$		%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Exhibit A-2

Consented to and Accepted:

JPMorgan Chase Bank, N.A., as
Administrative Agent[, Swingline Lender] and Issuing Bank

By:
Name:
Title:

Consented to:

[ISSUING BANK]

By:
Name:
Title:

[SWINGLINE LENDER]

By:
Name:
Title:

B. RILEY PRINCIPAL MERGER CORP., to be known as
ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

ALTA EQUIPMENT HOLDINGS, INC.

By:
Name:
Title:

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:
Title:
of each of the above, on behalf of each of the above

Exhibit A-3

ANNEX 1 to ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Lender or their respective Related Parties, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Michigan.

Exhibit A-4

EXHIBIT B

FORM OF

SECOND LIEN INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”), is dated as of February 3, 2020, and is between JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “ABL First Lien Agent”) for the ABL First Lien Secured Parties (as defined below), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Floor Plan First Lien Agent”) for the Floor Plan First Lien Secured Parties (as defined below) and U.S. BANK NATIONAL ASSOCIATION, as Notes Representative (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Lien Agent”) for the Second Lien Secured Parties (as defined below), and acknowledged by B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, and ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company (all of the foregoing limited liability companies and corporations, collectively, the “Borrowers”, each individually, a “Borrower”), and all other Loan Parties (as defined below).

WHEREAS, the Borrowers, the ABL First Lien Agent and certain financial institutions are parties to that certain Fifth Amended and Restated ABL First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing ABL First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Floor Plan First Lien Agent and certain financial institutions are parties to that certain Floor Plan First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Floor Plan First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Second Lien Agent and certain purchasers are parties to that certain Note Purchase Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Second Lien Credit Agreement”), pursuant to which the Second Lien Agent and such purchasers have agreed to purchase notes issued by the Borrowers; and

WHEREAS, the Borrowers have granted to the ABL First Lien Agent for the benefit of the ABL First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the ABL First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Floor Plan First Lien Agent for the benefit of the Floor Plan First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Floor Plan First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Second Lien Agent for the benefit of the Second Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Second Lien Obligations;

Exhibit B-1

WHEREAS, parties hereto desire to set forth in this Agreement their rights and remedies with respect to the Common Collateral and other agreements among the parties hereto.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. The following terms, as used herein, have the following meanings:

“ABL First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL First Lien Agreement, the ABL First Lien Agent shall be the Person identified as such in such Agreement.

“ABL First Lien Credit Agreement” means the collective reference to (a) the Existing ABL First Lien Credit Agreement, and (b) any revolving credit agreement subject to a borrowing base or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement ABL First Lien Credit Agreement”). Any reference to the ABL First Lien Credit Agreement hereunder shall be deemed a reference to any ABL First Lien Credit Agreement then extant.

“ABL First Lien Guarantee” means any guarantee by any Loan Party of any or all of the ABL First Lien Obligations.

“ABL First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the ABL First Lien Credit Agreement or any DIP Financing by the ABL First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the ABL First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the ABL First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“ABL First Lien Secured Parties” means the ABL First Lien Agent, the "Lenders" party from time to time to the ABL First Lien Credit Agreement, and any other holders of the ABL First Lien Obligations.

“ABL First Lien Security Documents” means the “Collateral Documents” as defined in the ABL First Lien Credit Agreement, and any other documents that are designated under the ABL First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

Exhibit B-2

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any First Lien Secured Party (or any of its Affiliates): (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means, with respect to any Loan Party, any and all obligations of any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” and “Borrowers” have the meanings set forth in the introductory paragraph hereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Collateral Agents” means the ABL First Lien Agent, the Floor Plan First Lien Agent and the Second Lien Agent.

“Common Collateral” means all assets that are both First Lien Collateral and Second Lien Collateral.

“DIP Conditions” means (a) the maximum aggregate principal amount of the applicable DIP Financing extended by First Lien Secured Parties, or consented or not objected to by the requisite First Lien Secured Parties, when taken together with the aggregate principal amount of outstanding pre-petition First Lien Obligations that will not be repaid by such DIP Financing (but excluding the amount of any "carve-out" for professional fees and expenses) does not exceed the Maximum First Lien Principal Amount, (b) the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, (c) the Second Lien Secured Parties retain a Lien on the Common Collateral (including proceeds thereof arising after the commencement of such Insolvency Proceeding) with the same priority as existed prior to the commencement of such Insolvency Proceeding, except to the extent of any requisite subordination in accordance with Section 6.3(c), (d) such DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the documentation relating to such DIP Financing, (e) such DIP Financing does not expressly require the sale, liquidation or disposition of all or any substantial part of the Common Collateral prior to a default under the DIP Financing, (f) the terms of such DIP Financing (including interest rate, fees and other terms) are commercially reasonable under the circumstances, and (g) such DIP Financing is otherwise subject to the terms of this Agreement.

“DIP Financing” has the meaning set forth in Section 6.3.

Exhibit B-3

“Enforcement Action” means, with respect to the First Lien Obligations or the Second Lien Obligations, as applicable, any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed, assignment, bill of sale or other conveyance in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Common Collateral, or (b) exercise of any right or remedy available under the First Lien Documents or the Second Lien Documents, as applicable, at law, in equity or otherwise to enforce, foreclose upon, take possession of or sell any Common Collateral.

“Excess ABL First Lien Obligations” means the aggregate principal amount of the ABL First Lien Obligations outstanding under the ABL First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum ABL First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess First Lien Obligations” means the aggregate principal amount of the Excess ABL First Lien Obligations plus the aggregate principal amount of the Excess Floor Plan First Lien Obligations

“Excess Floor Plan First Lien Obligations” means the aggregate principal amount of the Floor Plan First Lien Obligations outstanding under the Floor Plan First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum Floor Plan First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess Second Lien Obligations” means the aggregate principal amount of the Second Lien Obligations outstanding under the Second Lien Documents that is in excess of the Maximum Second Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Existing ABL First Lien Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Floor Plan First Lien Credit Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Existing Second Lien Credit Agreement” has the meaning set forth in the third WHEREAS clause of this Agreement.

“First Lien Agents” means the ABL First Lien Agent and the Floor Plan First Lien Agent.

“First Lien Credit Agreements” means the ABL First Lien Credit Agreement and the Floor Plan First Lien Credit Agreement.

"First Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted at any time to any First Lien Secured Party as security for any First Lien Obligation.

“First Lien Default” means any "Default" under and as defined in any First Lien Credit Agreement.

“First Lien Documents” means each First Lien Credit Agreement, each First Lien Security Document, each First Lien Guarantee, this Agreement, each other “Loan Document” as defined in each First Lien Credit Agreement as in effect on the date hereof, respectively, and the First Lien Intercreditor Agreement, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

Exhibit B-4

“First Lien Guarantees” means the ABL First Lien Guarantees and the Floor Plan First Lien Guarantees.

“First Lien Intercreditor Agreement” is defined in Section 10.3.

“First Lien Obligations” means the ABL First Lien Obligations and the Floor Plan First Lien Obligations.

“First Lien Obligations Payment Date” means the first date on which (a) the First Lien Obligations (other than those that constitute Unasserted Contingent Obligations, and other than Excess First Lien Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the respective terms of the First Lien Documents), (b) all commitments to extend credit under the First Lien Documents have been terminated, and (c) there are no outstanding letters of credit or similar instruments issued under the First Lien Documents (other than such as have been cash collateralized or defeased in accordance with the respective terms of the First Lien Documents); provided, however, that for purposes of this definition, the amount to have been paid pursuant to clause (a) above and the amount required to be cash collateralized or defeased pursuant to clause (c) above shall not include such amounts to the extent constituting Excess First Lien Obligations.

“First Lien Representative” means, at any time, the First Lien Agent designated under the First Lien Intercreditor Agreement as the “First Lien Representative” at such time. On the date hereof, the First Lien Representative is the ABL First Lien Agent, and for purposes of this Agreement shall remain the ABL First Lien Agent until the Second Lien Agent receives a written notification signed by both First Lien Agents designating a different First Lien Representative.

“First Lien Secured Parties” means the First Lien Agents, the First Lien Representative, the "Lenders" party from time to time to any of the First Lien Credit Agreements, respectively, and any other holders of any of the First Lien Obligations.

“First Lien Security Documents” means the ABL First Lien Security Documents and the Floor Plan First Lien Security Documents.

“Floor Plan First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Floor Plan First Lien Agreement, the Floor Plan First Lien Agent shall be the Person identified as such in such Agreement.

“Floor Plan First Lien Credit Agreement” means the collective reference to (a) the Existing Floor Plan First Lien Credit Agreement, and (b) any floor plan or asset based (or combination thereof) credit agreement or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Floor Plan First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement Floor Plan First Lien Credit Agreement”). Any reference to the Floor Plan First Lien Credit Agreement hereunder shall be deemed a reference to any Floor Plan First Lien Credit Agreement then extant.

“Floor Plan First Lien Guarantee” means any guarantee by any Loan Party of any or all of the Floor Plan First Lien Obligations.

Exhibit B-5

“Floor Plan First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the Floor Plan First Lien Credit Agreement or any DIP Financing by the Floor Plan First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the Floor Plan First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Floor Plan First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Floor Plan First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Floor Plan First Lien Secured Parties, the ABL First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“Floor Plan First Lien Secured Parties” means the Floor Plan First Lien Agent, the "Lenders" party from time to time to the Floor Plan First Lien Credit Agreement, and any other holders of the Floor Plan First Lien Obligations.

“Floor Plan First Lien Security Documents” means the “Collateral Documents” as defined in the Floor Plan First Lien Credit Agreement, and any other documents that are designated under the Floor Plan First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Letter of Credit Cash Collateral” has the meaning set forth in Section 4.6(c).

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, collateral assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Party” means each Borrower and each subsidiary or other affiliate of any Borrower that hereafter becomes a party to any First Lien Document or Second Lien Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Maximum ABL First Lien Principal Amount” means the amount equal to the sum of (a) 120% of the maximum amount (which maximum amount is $300,000,000) of the credit facilities under the Existing ABL First Lien Credit Agreement on the Effective Date (plus increases in principal after the Effective Date resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, plus (b) 120% of the principal amount of any committed increase of the credit facilities under the ABL First Lien Credit Agreement after the date hereof in an aggregate principal amount not to exceed $30,000,000 pursuant to Section 2.21 of the ABL First Lien Credit Agreement (as in effect on the Effective Date), including the satisfaction of the conditions to such increase as set forth therein as of Effective Date, which conditions shall not be amended or waived, and in accordance with the terms and conditions of the ABL First Lien Credit Agreement (as in effect on the Effective Date), less (c) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the ABL First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the ABL First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in ABL First Lien Obligations shall not be subject to a limitation.

Exhibit B-6

“Maximum First Lien Principal Amount” means the Maximum ABL First Lien Principal Amount plus the Maximum Floor Plan First Lien Principal Amount.

“Maximum Floor Plan First Lien Principal Amount” means the amount equal to (a) $50,000,000, less (b) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the Floor Plan First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the Floor Plan First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in Floor Plan First Lien Obligations shall not be subject to a limitation.

“Maximum Second Lien Principal Amount” means the amount equal to (a) 120% of the principal amount of Second Lien Obligations funded and outstanding on the date hereof (plus increases in principal after the date hereof resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, less (b) the aggregate amount of all payments and prepayments of principal of any Loans (as defined in the Second Lien Credit Agreement as of the date hereof).

“Permitted Actions” means: (a) file a proof of claim or statement of interest, vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement composition, or extension), and make other filings, arguments, and motions, with respect to the Second Lien Obligations and the Common Collateral in any Insolvency Proceeding commenced by or against any Loan Party; (b) take action to create, perfect, preserve, or protect (but not enforce) any Lien on the Common Collateral securing the Second Lien Obligations, so long as such actions are (i) not adverse to the priority status in accordance with this Agreement of Liens on the Common Collateral securing any of the First Lien Obligations or the First Lien Secured Parties' rights to exercise remedies and (ii) otherwise not in violation of this Agreement; (c) file necessary pleadings in opposition to a claim objecting to or otherwise seeking the disallowance of a Second Lien Obligation or a Lien securing the Second Lien Obligations; (d) join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Common Collateral initiated by either First Lien Agent, to the extent that such action could not reasonably be expected to interfere materially with such Enforcement Action, but no Second Lien Secured Party may receive any proceeds thereof unless expressly permitted herein; (e) bid for or purchase Common Collateral at any public, private, or judicial foreclosure upon such Common Collateral, or any sale of Common Collateral during an Insolvency Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the net cash proceeds of such bid are otherwise sufficient to cause the First Lien Obligations Payment Date and are applied to cause the First Lien Obligations Payment Date, in each case, at the closing of such bid; (f) accelerate any Second Lien Obligations in accordance with the provisions of the Second Lien Documents; (g) seek adequate protection during an Insolvency Proceeding to the extent expressly permitted by Section 6; (h) inspect or appraise the Common Collateral (and to engage or retain investment bankers or appraisers for the sole purposes of appraising or valuing the Common Collateral), or to receive information or reports concerning the Common Collateral, in each case pursuant to the terms of the Second Lien Documents and applicable law; (i) take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory crossclaim or counterclaim against any Loan Party; (j) object to the proposed retention of Common Collateral by any First Lien Secured Party pursuant to Section 9-620 of the Uniform Commercial Code; (k) take any action to seek and obtain specific performance or injunctive relief to compel a Loan Party to comply with (or not violate or breach) an obligation under the Second Lien Documents, other than an obligation to pay money; (l) enforce the terms of any subordination agreement with respect to any indebtedness subordinated to the Second Lien Obligations so long as any proceeds are applied in accordance with Section 5.1; and (m) exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law; in each case (i.e.; with respect to any of the actions described in this paragraph) to the extent not expressly prohibited by, or contrary to, the terms of this Agreement. Except as expressly provided for herein, no provision hereof shall be construed to prohibit the payment by the Borrowers of regularly scheduled principal, interest, fees and other amounts, including but not limited to prepayments and repayments of any loans and any premiums or make-whole amounts owed in respect of the Second Lien Obligations so long as the receipt thereof is not in violation of Section 5.1.

Exhibit B-7

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Amounts” means any interest, fees, costs, expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase” has the meaning set forth in Section 4.6(b).

“Purchase Notice” has the meaning set forth in Section 4.6(a).

“Purchase Option Event” means (a) an acceleration of the First Lien Obligations in accordance with the applicable First Lien Credit Agreement, (b) the occurrence and continuation of any First Lien Default under the applicable First Lien Credit Agreement, that remains uncured or unwaived for at least thirty (30) consecutive days after the applicable First Lien Secured Party has knowledge thereof and the requisite First Lien Secured Parties have not agreed to forbear from the exercise of remedies, (c) following the occurrence of an Event of Default under the applicable First Lien Credit Agreement, an election by the applicable First Lien Secured Parties to cease making additional loans or advances under such First Lien Credit Agreement (in the full amount requested by the Loan Parties to the extent such amount would be otherwise permitted and available under the applicable First Lien Credit Agreements) when such loans or advances under such First Lien Credit Agreement would not cause the principal amount of the applicable First Lien Obligations to exceed the applicable Maximum First Lien Principal Amount and such election continues for ten (10) consecutive days, (d) the initiation of any secured creditor remedies by the applicable First Lien Agent upon all or a material portion of the Common Collateral, including putting account debtors on notice to make payment to, or at the direction of, such First Lien Agent, (e) the commencement of an Insolvency Proceeding, (f) a Second Lien Payment Default, or (g) the occurrence and continuation of any other Second Lien Default that remains uncured or unwaived for at least sixty (60) consecutive days.

“Purchase Price” has the meaning set forth in Section 4.6(c).

“Purchasing Parties” has the meaning set forth in Section 4.6(b).

“Recovery” has the meaning set forth in Section 6.6.

“Replacement ABL First Lien Agreement” has the meaning set forth in the definition of “ABL First Lien Credit Agreement”.

“Replacement Floor Plan First Lien Agreement” has the meaning set forth in the definition of “Floor Plan First Lien Credit Agreement”.

Exhibit B-8

“Replacement Second Lien Agreement” has the meaning set forth in the definition of “Second Lien Credit Agreement.”

"Retained Interest" has the meaning set forth in Section 4.6(g).

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

“Second Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Second Lien Credit Agreement, the Second Lien Agent shall be the Person identified as such in such Agreement.

“Second Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Lien Secured Party as security for any Second Lien Obligation.

“Second Lien Credit Agreement” means the collective reference to (a) the Existing Second Lien Credit Agreement, and (b) any credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Lien Agreement or any other agreement or instrument referred to in this clause (b) (a “Replacement Second Lien Credit Agreement”). Any reference to the Second Lien Credit Agreement hereunder shall be deemed a reference to any Second Lien Credit Agreement then extant.

“Second Lien Default” means any “Default” under and as defined in the Second Lien Documents.

“Second Lien Documents” means the Second Lien Credit Agreement, each Second Lien Security Document, each Second Lien Guarantee and each other “Loan Document” as defined in the Second Lien Credit Agreement as in effect on the date hereof, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

“Second Lien Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Obligations.

“Second Lien Obligations” means all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all indebtedness under the Second Lien Credit Agreement and (b) all guarantee obligations, indemnities, fees, premiums, make-whole amounts, expenses and other amounts payable from time to time pursuant to the Second Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

"Second Lien Payment Default" means a Second Lien Default under Section 8.01(a) of the Second Lien Credit Agreement as in effect on the date hereof.

“Second Lien Secured Parties” means the Second Lien Agent, the “Purchasers” from time to time party to the Second Lien Credit Agreement, and all other holders of Second Lien Obligations.

Exhibit B-9

“Second Lien Security Documents” means the “Collateral Documents” as defined in the Second Lien Credit Agreement and any documents that are designated under the Second Lien Credit Agreement as “Second Lien Security Documents” for purposes of this Agreement.

“Second Lien Default Notice” means written notice of a Second Lien Default from the Second Lien Agent to each First Lien Agent.

“Standstill Period” means the period commencing on the date of a Second Lien Default and ending upon the date which is the earlier of (a) 180 days after each First Lien Agent has received a Second Lien Default Notice with respect to such Second Lien Default, or (b) the date on which the First Lien Obligations Payment Date has occurred.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates or pricing risk or any similar transaction or any combination of the foregoing transactions, which includes agreements to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party.

“Swap Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any First Lien Secured Party (or any of its Affiliates) whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Unasserted Contingent Obligations” means, at any time, First Lien Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2. Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated, refinanced or otherwise modified from time to time to the extent permitted hereby.

1.3. Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, refinanced or otherwise modified (subject to any restrictions on such amendments, supplements, refinancings or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Exhibit B-10

SECTION 2. [Reserved].

SECTION 3. Lien Priorities.

3.1. Subordination of Liens.

(a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties securing any of the First Lien Obligations (other than Excess First Lien Obligations), notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Lien Document or Second Lien Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party securing any such First Lien Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Obligations pursuant to a final-non appealable order of a court of competent jurisdiction or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Lien Secured Party or Second Lien Secured Party shall (i) object to or contest, or support any other Person in contesting or objecting to, at any hearing or in any proceeding (including without limitation, any Insolvency Proceeding) the validity, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other or (ii) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Common Collateral or the Liens on such Common Collateral, except to the extent that such rights are expressly granted in this Agreement. Notwithstanding any failure by any First Lien Secured Party or Second Lien Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Secured Parties or the Second Lien Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Common Collateral shall be as set forth herein.

(c) All Liens securing Excess First Lien Obligations will be senior in all respects and prior to any Lien on the Collateral securing any Excess Second Lien Obligations and all Liens securing any Excess Second Lien Obligations will be junior and subordinate in all respects to any Lien securing Excess First Lien Obligations.

3.2. [Reserved]

3.3. Legend.

(a) Until the termination of this Agreement, the Second Lien Secured Parties will cause to be clearly, conspicuously and prominently inserted on the face of any Second Lien Security Agreement the following legend (or a substantially similar legend):

“The liens and security interests on the property described herein are junior and subordinate in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of February [__], 2020 among JPMorgan Chase Bank, N.A., as ABL First Lien Agent, JPMorgan Chase Bank, N.A., as Floor Plan First Lien Agent and U.S. Bank National Association, as Second Lien Agent, and acknowledged by the Loan Parties referred to therein, as amended from time to time.”

Exhibit B-11

(b) Each Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to its applicable Security Documents, such possession or control is also for the benefit of each other Collateral Agent and the other Secured Parties solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any Collateral Agent (or any third party acting on its behalf) with respect to such Common Collateral or provide any Collateral Agent or any other Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the applicable Security Documents; provided that (i) prior to the occurrence of the First Lien Obligations Payment Date, the Second Lien Agent shall deliver to the ABL First Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the First Lien Documents and (ii) subsequent to the occurrence of the First Lien Obligations Payment Date, the First Lien Agents shall (x) deliver to the Second Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

3.4. No New Liens. So long as the First Lien Obligations Payment Date has not occurred, the parties hereto agree that there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Lien Obligation or First Lien Obligation, as applicable, if these same assets are not subject to, and do not become subject to, Liens securing the First Lien Obligations or a Lien securing the Second Lien Obligations, as applicable (unless each First Lien Agent, or Second Lien Agent, as applicable, shall have declined in writing to receive a Lien on such asset). To the extent that the foregoing provisions are not complied with for any reason (without limiting any other rights and remedies available to the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, against the Loan Parties) and to the extent as a result thereof such assets are not included in First Lien Collateral or Second Lien Collateral, as the case may be, each of the First Lien Secured Parties and the Second Lien Secured Parties agrees that any amounts received by or distributed to any such party pursuant to or as a result of Liens granted on such assets in contravention of this Section 3.4 shall be subject to Section 5.1 (and solely for such purpose, each of the First Lien Secured Parties and the Second Lien Secured Parties shall be deemed to have a valid and perfected Lien on any such assets, and as such, such assets shall constitute Common Collateral for such purpose).

SECTION 4. Enforcement Rights.

4.1. Exclusive Enforcement Regarding Common Collateral. Until the First Lien Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Representative on behalf of the First Lien Secured Parties, after giving the Second Lien Agent at least 10 Business Days' prior written notice of their intent to take an Enforcement Action (except to the extent, and only to the extent, that the First Lien Representative reasonably believes that such Enforcement Action is immediately required in order to prevent any material loss or material decrease in value of any Common Collateral, in which event, the First Lien Representative shall provide the Second Lien Agent with notice of the occurrence of such Enforcement Action as soon as reasonably practicable), shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Common Collateral, without any consultation with, consent or involvement of or interference by any Second Lien Secured Party, but subject to the provisos set forth in Sections 4.2 and 6.2. Upon the occurrence and during the continuance of a First Lien Default, the First Lien Representative, the First Lien Agents and the other First Lien Secured Parties may take and continue any Enforcement Action with respect to the First Lien Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the First Lien Documents and applicable law.

Exhibit B-12

4.2. Standstill. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that, until the First Lien Obligations Payment Date has occurred, but subject to the provisos at the end of this Section 4.2 and Section 6.2, without the prior written consent of the First Lien Agents:

(a) they will not take or cause to be taken any Enforcement Action;

(b) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations (other than Excess First Lien Obligations) or the First Lien Secured Parties with respect to any of the Common Collateral;

(c) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Secured Party, in each case in accordance with this Agreement and applicable law;

(d) they have no right to (i) direct either First Lien Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Security Documents (or, to the extent they may have any such right described in this clause (d)(i), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right) or (ii) except as expressly permitted in this Agreement, consent or object to the exercise by either First Lien Agent or any First Lien Secured Party of any right, remedy or power with respect to the Common Collateral pursuant to the First Lien Security Documents or to the timing or manner in which any such right is exercised or not exercised;

(e) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Secured Party with respect to, the Common Collateral or pursuant to the applicable First Lien Documents in compliance with the terms and conditions of this Agreement; and

Exhibit B-13

(f) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral;

provided that, notwithstanding the foregoing and so long as no Standstill Period is in effect, any Second Lien Secured Party may exercise and continue to pursue any Enforcement Actions under the Second Lien Documents or applicable law following the occurrence of and during the continuation of a Second Lien Default; provided, further, however, that, notwithstanding the foregoing, in no event shall any Second Lien Secured Party exercise any Enforcement Actions if, notwithstanding the expiration of the Standstill Period, any First Lien Secured Party shall have commenced (prior to the expiration of the Standstill Period) and be diligently pursuing any Enforcement Action with respect to all or any material portion of the Common Collateral; and provided, further, that (i) in any Insolvency Proceeding commenced by or against any Loan Party, the Second Lien Agent and the Second Lien Secured Parties may take any action expressly permitted by Section 6, (ii) nothing herein shall (x) limit Second Lien Secured Parties from initiating or maintaining Permitted Actions, or (y) restrict or otherwise limit Second Lien Secured Parties from commencing or joining any other person in commencing, or filing a petition for, any Insolvency Proceeding against any Loan Party; provided that the Second Lien Secured Parties shall not exercise any such right referred to in this clause (y) during the Standstill Period and shall not, without giving each First Lien Agent 10 Business Days' prior written notice (which notice may, for the avoidance of doubt, be given during the Standstill Period), exercise any rights or remedies described in clause (m) of the definition of Permitted Actions during the Standstill Period.

4.3. Cooperation. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that each of them shall take such actions as either First Lien Agent shall reasonably request in connection with the exercise by the First Lien Secured Parties of their rights set forth herein in respect of the Common Collateral. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties, agrees that each of them shall take such actions as the Second Lien Agent shall reasonably request in connection with the exercise by the Second Lien Secured Parties of their rights set forth herein in respect of the Common Collateral.

4.4. Unsecured Creditor Remedies; Judgment Creditors. Except as expressly set forth in Sections 3.1(b), 4.1, the final proviso to 4.2, 6, 9.1 and 10.1, Second Lien Agent and Second Lien Secured Parties may exercise rights and remedies available to unsecured creditors generally, but solely to the extent such actions are not prohibited by the terms of this Agreement. In the event that any Second Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Lien Obligations are subject to the terms of this Agreement.

4.5. Actions Upon Breach. Should either any First Lien Secured Party or any Second Lien Secured Party, as applicable, contrary to this Agreement, in any way take, attempt to or threaten to take, any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the other party may obtain relief against the First Lien Secured Party or the Second Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, that (i) the damages suffered by the Secured Parties seeking relief from the actions of the other Secured Parties against whom such relief is sought may at that time be difficult to ascertain and may be irreparable, and (ii) the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, waive any defense that the Loan Parties and/or any Secured Party seeking relief cannot demonstrate damage and/or be made whole by the awarding of damages.

4.6. Option to Purchase.

(a) Upon the occurrence and during the continuance of a Purchase Option Event, all or a portion of the Second Lien Secured Parties, shall have the option at any time upon written irrevocable notice provided by Second Lien Agent (on behalf of such Second Lien Secured Parties) to the First Lien Representative (the “Purchase Notice”) to purchase from the First Lien Secured Parties all of the First Lien Obligations (other than the Excess First Lien Obligations). The Second Lien Secured Parties may not purchase less than all of the First Lien Obligations (other than the Excess First Lien Obligations). If the Second Lien Agent so delivers the Purchase Notice, the First Lien Representative and each First Lien Agent shall terminate or suspend any existing Enforcement Actions and shall not take any further Enforcement Actions, provided, that the Purchase (as defined below) shall have been consummated on the date specified in the Purchase Notice in accordance with this Section 4.6.

Exhibit B-14

(b) On the date specified by the Second Lien Agent in the Purchase Notice (which shall be a Business Day not less than five (5) Business Days, nor more than twenty (20) Business Days, after receipt by the First Lien Representative of the Purchase Notice, the First Lien Secured Parties shall sell to the Second Lien Secured Parties electing to purchase pursuant to Section 4.6(a) (the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Lien Secured Parties, all of the First Lien Obligations (other than the Excess First Lien Obligations).

(c) Without limiting the obligations of the Loan Parties under the First Lien Documents to the First Lien Secured Parties with respect to the Retained Interest (as defined below) (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall pay to the First Lien Representative (for the benefit of the applicable First Lien Secured Parties) as the purchase price (the “Purchase Price”) therefor (i) the principal of all First Lien Obligations (other than the Excess First Lien Obligations and First Lien Obligations cash collateralized in accordance with clauses (ii) and (iii) below) then outstanding, (ii) in the case of any Swap Obligations, the amount that would be payable by the relevant Loan Party thereunder if it were to terminate such Swap Obligations on the date of the Purchase or, if not terminated, an amount determined by the relevant First Lien Secured Party to be reasonably necessary to collateralize its credit risk arising out of such Swap Obligations, (iii) with respect to letters of credit, furnish cash collateral (the “Letter of Credit Cash Collateral”) to the First Lien Representative in such amounts as the relevant First Lien Secured Parties determine is reasonably necessary to secure such First Lien Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit), and (iv) accrued and unpaid interest, fees (other than any prepayment premium, if any), breakage costs, attorneys’ fees and expenses to the extent not allocable to Excess First Lien Obligations; provided that for the avoidance of doubt, in no event shall the Purchase Price calculated based on the foregoing (excluding clause (iv) exceed the Maximum First Lien Principal Amount with respect to the First Lien Obligations.

(d) The Purchase Price and Letter of Credit Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Lien Representative as it shall designate to the Purchasing Parties. The First Lien Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the applicable First Lien Secured Parties in accordance with the applicable First Lien Documents and the First Lien Intercreditor Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to each account designated by the First Lien Agents, respectively, are received in such account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to any account designated by the First Lien Agents are received in such account later than 12:00 Noon, New York City time.

(e) The Purchase shall be made without representation or warranty of any kind by the First Lien Secured Parties as to the First Lien Obligations, the Common Collateral or otherwise and without recourse to the First Lien Secured Parties, except that the First Lien Secured Parties shall represent and warrant: (i) the amount of their respective First Lien Obligations, (ii) that the First Lien Secured Parties own their respective First Lien Obligations free and clear of any liens or encumbrances and (iii) that the First Lien Secured Parties have the right to assign all of their respective First Lien Obligations and their respective assignment is duly authorized.

Exhibit B-15

(f) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the Purchasing Parties shall have the right, but not the obligation, to require the First Lien Agents to immediately resign under the First Lien Credit Agreements, and (ii) notwithstanding anything contained in the First Lien Documents to the contrary, each First Lien Agent shall have the right, but not the obligation, to immediately resign as agent under the applicable First Lien Credit Agreement. In either such event, the First Lien Agents shall execute and deliver such documents and instruments reasonably requested by the Second Lien Agent and/or Purchasing Parties to assign and transfer any Common Collateral, together with any and all rights under deposit account control agreements and lien waivers related to the Common Collateral, to the applicable successor agent under the First Lien Documents.

(g) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the First Lien Secured Parties shall retain their indemnification rights under the First Lien Documents for actions or other matters arising on or prior to the date of such purchase and (ii) and in the event that, at the time of such Purchase, there exists Excess First Lien Obligations, the consummation of such purchase option shall not include (nor shall the Purchase Price be calculated with respect to) such Excess First Lien Obligations (clauses (i) and (ii), the “Retained Interest”).

(h) In the event that a Retained Interest exists, each First Lien Secured Party shall, at the request of the Purchasing Parties, execute an amendment to the applicable First Lien Credit Agreement acknowledging that such Retained Interest consisting of Excess First Lien Obligations is a last out tranche (other than with respect to Excess Second Lien Obligations), payable after the payment in full, in cash, of the Second Lien Obligations (other than Excess Second Lien Obligations). Each First Lien Secured Party shall continue to have all rights and remedies of a lender under the applicable First Lien Credit Agreement and the other First Lien Loan Documents; provided, that no First Lien Secured Party shall have any right to vote on or otherwise consent to any amendment, waiver, departure from or other modification of any provision of any First Lien Document; provided, however, that no such amendment, waiver, departure from or other modification shall modify the priority of the Liens with respect to such Excess First Lien Obligations and the Excess Second Lien Obligations as provided in Sections 3.1(c) and 5.1.

SECTION 5. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

5.1. Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral received by the First Lien Secured Parties or the Second Lien Secured Parties in connection with an Insolvency Proceeding or an Enforcement Action, shall be distributed as follows: first to the First Lien Representative for application to the First Lien Obligations (other than any Excess First Lien Obligations) in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement until the First Lien Obligations Payment Date has occurred, and thereafter, to the Second Lien Agent for application to the Second Lien Obligations (other than any Excess Second Lien Obligations) in accordance with the Second Lien Documents until the Second Lien Obligations (other than any Excess Second Lien Obligations) are paid in full, in cash. In the event any Excess First Lien Obligations remain unpaid after full payment of the Second Lien Obligations (other than any Excess Second Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the First Lien Representative for application to such Excess First Lien Obligations in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement. In the event any Excess Second Lien Obligations remain unpaid after full payment of the First Lien Obligations (including all Excess First Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the Second Lien Agent for application to such Excess Second Lien Obligations in accordance with the terms of the Second Lien Documents. Until the occurrence of the First Lien Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Lien Representative, for the benefit of the First Lien Secured Parties, for application pursuant to this Section 5.1 (and subject to the First Lien Intercreditor Agreement as to the allocation thereof among the First Lien Secured Parties), in the same form as received, with any necessary endorsements, and each Second Lien Secured Party hereby authorizes each of the First Lien Representative and the First Lien Agents to make any such endorsements as agent for the Second Lien Agent (which authorization, being coupled with an interest, is irrevocable).

Exhibit B-16

5.2. Releases of Collateral.

(a) Until the First Lien Obligations Payment Date, if the First Lien Agents release a Lien on all or any portion of the Common Collateral in connection with: (a) an Enforcement Action, (b) a sale pursuant to Section 363 of the Bankruptcy Code, or (c) a disposition of any Collateral that is permitted pursuant to the First Lien Documents and the Second Lien Documents, then any Lien of the Second Lien Agent on such Common Collateral will be, except as otherwise provided below, automatically and simultaneously released to the same extent (it being understood that the Second Lien Agent shall still, subject to the terms of this Agreement, have a security interest with respect to the proceeds of such Common Collateral except to the extent applied to First Lien Obligations in accordance with Section 5.1); provided, that in each case of the releases by First Lien Agents in subclauses (a), (b) and (c), (1) the net cash proceeds of such Enforcement Action or disposition are applied to permanently repay the First Lien Obligations (or any DIP Financing, as applicable) in accordance with Section 5.1 (it being acknowledged that any credit bid by either First Lien Agent in any foreclosure or other disposition of any Common Collateral pursuant to any Enforcement Action is deemed to be a permanent repayment of the First Lien Obligations (or any DIP Financing, as applicable) for purposes hereof), (2) such sale is conducted in accordance with applicable law, and (3) such Enforcement Action, sale or disposition does not result in a sale or transfer of Common Collateral to any Borrower, or any of their affiliates.

(b) If the Lien of Second Lien Agent in the Common Collateral is to be released pursuant to the foregoing clause (a), the Second Lien Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Representative shall reasonably request to evidence any release of such Lien described in paragraph (a). Until the First Lien Obligations Payment Date, the Second Lien Agent hereby appoints the First Lien Representative and any officer or duly authorized person of the First Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the First Lien Representative’s own name, from time to time, in the First Lien Representative’s sole discretion, for the purposes of carrying out the terms of this Section 5.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be reasonably necessary or desirable to accomplish the purposes of this Section 5.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

5.3. [Reserved].

5.4. Insurance. Until the First Lien Obligations Payment Date has occurred, the First Lien Agents will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that the Second Lien Agent shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the First Lien Agents); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. All insurance proceeds not released to and utilized by any Loan Party pursuant to the First Lien Documents and the Second Lien Documents for restoration, replacement or reinvestment in accordance with the applicable terms of the First Lien Documents will be applied in the order provided herein.

SECTION 6. Insolvency Proceedings.

6.1. [Reserved]

Exhibit B-17

6.2. Filing of Motions. Until the First Lien Obligations Payment Date has occurred, the Second Lien Agent agrees on behalf of itself and the other Second Lien Secured Parties that no Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 6 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of the Second Lien Agent or Second Lien Secured Parties, in whole or in part, as a result of their Lien or interest in the Common Collateral to the extent in contravention of the terms of this Agreement, or (c) challenges the amount, validity, priority, enforceability or voidability of any Liens or claims held by either First Lien Agent or any other First Lien Secured Party, or the extent to which the First Lien Obligations (other than the Excess First Lien Obligations) constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Agent may take and maintain any Permitted Actions.

6.3. Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Lien Agents desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Second Lien Agent agrees, subject to the DIP Conditions, on behalf of itself and the other Second Lien Secured Parties, that each Second Lien Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing, except as set forth in paragraph 6.5 below, (c) will subordinate (and will be deemed hereunder to have subordinated) their Liens (i) to such DIP Financing on the same terms as the Liens securing the First Lien Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Secured Parties in connection therewith and (iii) to any reasonable and customary “carve-out” agreed to by the First Lien Agents, and (d) agrees that notice received three (3) business days prior to the filing of the motion seeking entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice. If any Loan Party becomes subject to any Insolvency Proceeding and the First Lien Secured Parties provide a DIP Financing that satisfies the DIP Conditions and this Section 6.3, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of the Second Lien Secured Parties shall provide DIP Financing to any Loan Party secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations (other than the Excess First Lien Obligations) or the Liens securing such DIP Financing provided by the First Lien Secured Parties or that affords the lenders under any DIP Financing provided to any Loan Party by any Second Lien Secured Party a claim that is equal or senior to any adequate protection claims of the First Lien Secured Parties in respect of their interests in the Common Collateral, without the prior written consent of the First Lien Agents. Notwithstanding anything herein to the contrary, the Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, solely in their capacity as unsecured creditors and not as secured creditors of any Loan Party, may raise any objections to any use, sale, or lease of “cash collateral”, or DIP Financing that could be raised by any unsecured creditor of the Loan Parties.

6.4. Relief From the Automatic Stay. Until the First Lien Obligations Payment Date, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of them will, without the prior written consent of the First Lien Agents, (a) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, or (b) oppose any request by either First Lien Agent or the other First Lien Secured Parties to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Common Collateral; provided that the Second Lien Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Common Collateral if and to the extent the First Lien Agents have obtained relief from or modification of such stay in respect of the Common Collateral, but may not thereafter take or pursue any Enforcement Action with respect to any applicable Common Collateral to which such relief or modification is applicable, except in accordance with the other applicable terms of this Agreement.

Exhibit B-18

6.5. Adequate Protection. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by either First Lien Agent or the other First Lien Secured Parties for adequate protection or any adequate protection provided to either First Lien Agent or the other First Lien Secured Parties or (b) any objection by either First Lien Agent or any other First Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to either First Lien Agent or any other First Lien Secured Party on account of the First Lien Obligations (other than Excess First Lien Obligations) under Section 506(b) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 6.3(b), Second Lien Secured Parties may seek or accept adequate protection consisting of (x) a replacement Lien on the Common Collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties and (z) subject to the right of the First Lien Secured Parties to object thereto, the payment of post-petition interest at the pre-default rate, fees and expenses (provided, in the case of this clause (z), that the First Lien Secured Parties have been granted adequate protection in the form of post-petition interest at a rate no lower than the pre-default rate and the payment of their fees and expenses). In the event the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, seeks or accepts adequate protection in accordance with the above provisions of this Section 6.5 and such adequate protection is granted in the form of additional collateral, then the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, agrees that each First Lien Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing and any other Liens granted to the First Lien Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Obligations are subordinated to the Liens securing the First Lien Obligations under this Agreement. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that except as expressly set forth in this Section, none of them shall seek or accept adequate protection without the prior written consent of the First Lien Agents.

6.6. Avoidance Issues. If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay or relinquish to a trustee, a receiver, or the estate of any Loan Party, because such amount was avoided or ordered to be paid, disgorged or relinquished for any reason, including, without limitation because it was found to be a fraudulent or preferential transfer or because the Liens securing the First Lien Obligations are unperfected or otherwise voided, avoided, invalidated or lapsed, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then, subject to the proviso below, the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from the date of reinstatement. The Second Lien Secured Parties agree that none of them shall be entitled to benefit from any Recovery, solely to the extent arising in respect of or on account of each First Lien Secured Party's interest in the Second Lien Collateral or on account of such First Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy Code, to any extent beyond what they would have been entitled to had such Recovery not occurred (solely to the extent arising in respect of or on account of such Second Lien Secured Party's interest in the Second Lien Collateral or an account of such Second Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy)(in each case, a "Secured Claim Recovery"), it being understood and agreed that the benefit of such Secured Claim Recovery otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement; provided, that notwithstanding anything to the contrary contained herein, (i) any amount received by the Second Lien Secured Parties in respect of a Secured Claim Recovery to be so turned over shall be limited to the amount in excess of the amount they would have received on account of its interest in the Second Lien Collateral or pursuant to its secured claim under section 506 of the Bankruptcy Code had such Secured Claim Recovery not occurred and (ii) except for the amounts specified in the foregoing clause (i) in respect of a Secured Claim Recovery, the Second Lien Secured Parties shall otherwise be entitled to receive and retain any amounts allocable to them in respect of any other Recovery.

Exhibit B-19

6.7. Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, neither the Second Lien Agent nor any other Second Lien Secured Party, in its capacity as a secured creditor only, shall oppose any sale or disposition of any assets of any Loan Party that is consented to by the First Lien Secured Parties, and will be deemed to have consented under Section 363(f) of the Bankruptcy Code (and otherwise) to any sale consented to by the First Lien Secured Parties and to have released their Liens on such assets so long as the First Lien Secured Parties have released their Liens on such assets and the net cash proceeds from the sale or disposition are applied in accordance with Section 5.1; provided, further, that notwithstanding the foregoing or any other provision herein to the contrary, the Second Lien Agent and each other Second Lien Secured Party, solely in its capacity as an unsecured creditor and not as a secured creditor of any Loan Party, shall be entitled to oppose any sale or disposition of any assets of any Loan Party under Section 363 of the Bankruptcy Code without the consent or approval of the First Lien Agents.

6.8. Plans of Reorganization; Reorganization Securities. Prior to the First Lien Obligations Payment Date, no Second Lien Secured Party shall, without the consent of the First Lien Representative, directly or indirectly propose, support or vote in favor of any a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding that is in contravention of the provisions of this Agreement; provided that nothing in this Section 6.8 shall restrict any Second Lien Secured Party from voting any unsecured claim held by such Second Lien Secured Party in favor of any plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding. Nothing in this Agreement prohibits or limits the right of the Second Lien Secured Parties to receive and retain (a) any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, provided that if any debt securities are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding both on account of First Lien Obligations and on account of Second Lien Obligations and both (i) such debt obligations are secured by Liens and (ii) such Liens are upon the same property, then, as between the First Lien Secured Parties and the Second Lien Secured Parties, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations or (b) any distribution received by such Second Lien Secured Party pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding in respect of any claim classified under such plan as an unsecured claim in accordance with section 506(a)(1) of the Bankruptcy Code.

6.9. Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Obligations and the Second Lien Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and Second Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Amounts before any distribution is made in respect of the claims held by the Second Lien Secured Parties. The Second Lien Secured Parties hereby acknowledge and agree to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

Exhibit B-20

6.10. No Waivers of Rights of First Lien Secured Parties. Subject to Section 3.1(b), nothing contained herein shall prohibit or in any way limit either First Lien Agent or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party not expressly permitted hereunder, including the seeking by any Second Lien Secured Party of adequate protection (except as provided in Section 6.5).

6.11. Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

6.12. Rights as Unsecured Creditors. In any Insolvency Proceeding, the Second Lien Secured Parties may exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law, in each case to the extent not prohibited by the terms of this Agreement.

SECTION 7. Modifications to First Lien Documents or Second Lien Documents.

7.1. Restrictions on First Lien Document Modifications. The First Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the Second Lien Agent (which consent will not be unreasonably withheld), so as to:

(a) (i) increase the aggregate amount of the principal portion of the ABL First Lien Obligations to exceed the Maximum ABL First Lien Principal Amount or (ii) increase the aggregate amount of the principal portion of the Floor Plan First Lien Obligations to exceed the Maximum Floor Plan First Lien Principal Amount;

(b) increase the applicable margin or similar component of interest rate (including by adding or increasing any interest rate floor) or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the First Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums in a manner that would cause the total yield on all Loans (as defined in either First Lien Credit Agreement on the date hereof, respectively) to exceed by more than 2.00% of the total yield on such Loans as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00%, fluctuations in LIBOR or any other similar rate index, any replacement of LIBOR due to any cessation thereof, and application of the pricing grid set forth in the Existing ABL First Lien Credit Agreement or the Existing Floor Plan First Lien Credit Agreement, as applicable, on the date hereof) or increase the default rate by any margin;

(c) extend the final scheduled maturity of the First Lien Obligations by more than 180 days from the final scheduled maturity as in effect on the date hereof;

(d) alter the amortization schedule for the First Lien Obligations, such that the average life to maturity of the First Lien Obligations is shorter than in effect as of the date hereof;

Exhibit B-21

(e) add or change any, covenant, default or event of default under the First Lien Documents in a manner adverse to the Loan Parties, unless the Loan Parties concurrently offer to enter into a corresponding amendment or modification to the applicable provisions of the Second Lien Documents;

(f) add (or make more restrictive) any prohibition or restriction on payment of the Second Lien Obligations;

(g) subordinate the First Lien Obligations or the Liens of the First Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under either First Lien Credit Agreement (as in effect on the date hereof);

(h) change or amend any term of the First Lien Documents relating to the assignment of or participation in all or any portion of the First Lien Obligations to any Loan Party or any of their respective Affiliates (including any amendment or modification of definition of Ineligible Institution (as defined in the First Lien Credit Agreement as in effect on the date hereof) to remove any Loan Party or any of their respective Affiliates from such definition) as set forth in each First Lien Credit Agreement (as in effect on the date hereof), respectively;

(i) change or amend the definition of Ineligible Institution (as defined in each First Lien Credit Agreement, respectively, as in effect on the date hereof) to remove or modify the final proviso of the definition thereof in any way; or

(j) impose any limitation on amendments or modifications of the Second Lien Documents that is more restrictive that the limitations contained herein.

7.2. Restrictions on Second Lien Document Modifications. The Second Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the First Lien Agents (which consent will not be unreasonably withheld), so as to:

(a) increase the aggregate amount of the principal portion of the Second Lien Obligations to exceed the Maximum Second Lien Principal Amount;

(b) increase the rate of interest on any of the Second Lien Obligations or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the Second Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums that would cause the total yield on the Second Lien Obligations to exceed by more than 4.00% of the total yield on the Second Lien Obligations as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00% or fluctuations in LIBOR or any other similar rate index) or increase the default rate by any margin (other than prepayment premiums, yield maintenance, make whole or similar fees and premiums, and exit fees, in each case that are payable in connection with any repayment (other than regularly scheduled principal payments) of the Second Lien Obligations, which shall not be restricted under this Section 7.2(b));

(c) [reserved];

(d) shorten the maturity of all or any portion of the Second Lien Obligations in effect as of the date hereof;

(e) require any scheduled payments or mandatory prepayments of any principal portion of the Second Lien Obligations which are not required under the terms of the Second Lien Documents in effect as of the date hereof;

Exhibit B-22

(f) add or change any, covenant, default or event of default under the Second Lien Documents in a manner adverse to the Loan Parties; provided, that Second Lien Secured Parties shall be permitted to amend, modify or supplement the Second Lien Documents to modify or add covenants, defaults or other provisions to the extent the corresponding provisions of the First Lien Documents have been amended or modified;

(g) add (or make more restrictive) any prohibition or restriction on payment of any of the First Lien Obligations;

(h) subordinate the Second Lien Obligations or the Liens of the Second Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under the Second Lien Credit Agreement (as in effect on the date hereof);

(i) change or amend any term of the Second Lien Documents relating to the assignment of or participation in all or any portion of the Second Lien Obligations to any Loan Party or any of their respective Affiliates or to the voting rights of any Loan Party or any of their respective Affiliates with respect to any portion of the Second Lien Obligations held by any such Person as set forth in the Second Lien Credit Agreement (as in effect on the date hereof); or

(j) impose any limitation on amendments or modifications of the First Lien Documents that is more restrictive that the limitations contained herein.

SECTION 8. Reliance; Waivers; etc.

8.1. Reliance. The First Lien Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Agent, on behalf of it itself and the other Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties. The Second Lien Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties for which it is First Lien Agent, expressly waives all notices of the acceptance of and reliance on this Agreement by the Second Lien Agent and the other Second Lien Secured Parties.

8.2. No Warranties or Liability. The Second Lien Agent and the First Lien Agents acknowledge and agree that none of them has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other First Lien Document or any Second Lien Document. Except as otherwise provided in this Agreement, the Second Lien Agent and the First Lien Agents will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3. No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Documents or the Second Lien Documents.

Exhibit B-23

SECTION 9. Obligations Unconditional.

9.1. First Lien Obligations Unconditional. All rights and interests of the First Lien Secured Parties hereunder, and all agreements and obligations of the Second Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Document and regardless of whether any of the Liens of the First Lien Agents and First Lien Secured Parties are not perfected or are voidable for any reason; or

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any First Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of any of the First Lien Agents and First Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder;

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Obligations, or of any of the First Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

9.2. Second Lien Obligations Unconditional. All rights and interests of the Second Lien Secured Parties hereunder, and all agreements and obligations of the First Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Document and regardless of whether the Liens of the Second Lien Agent and Second Lien Secured Parties are not perfected or are voidable for any reason;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any Second Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of the Second Lien Agent and Second Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Second Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder; or

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any of the Second Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

Exhibit B-24

SECTION 10. Miscellaneous.

10.1. Rights of Subrogation. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that no payment to either First Lien Agent or any First Lien Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the First Lien Obligations Payment Date. Following the First Lien Obligations Payment Date, the Second Lien Secured Parties shall be subrogated to the rights of the First Lien Secured Parties to the extent that payments and distributions otherwise payable to the Second Lien Secured Parties have been applied to the First Lien Obligations in accordance with the provisions of this Agreement, and each First Lien Agent agrees to execute such documents, agreements, and instruments as the Second Lien Agent or any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to either First Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by each First Lien Agent are paid by such Person upon request for payment thereof.

10.2. Further Assurances. Each of the Second Lien Agent and the First Lien Agents will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the First Lien Agents or the Second Lien Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern; provided, however, in the event of any conflict between the provisions of this Agreement and the intercreditor agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time. the “First Lien Intercreditor Agreement”), among the First Lien Secured Parties, the terms and conditions of the First Lien Intercreditor Agreement shall control among the First Lien Secured Parties as to the relative rights of the First Lien Secured Parties in respect of the Common Collateral.

10.4. Continuing Nature of Provisions. Subject to Section 6.6, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations Payment Date shall have occurred; provided, that Section 4.6(h) and Section 5.1 shall continue in effect with respect to the rights and obligations of the parties with respect to Excess First Lien Obligations. This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Borrower or any other Loan Party on the faith hereof.

10.5. Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Agents and the Second Lien Agent.

10.6. Information Concerning Financial Condition of the Borrowers and the other Loan Parties. Each of the Second Lien Secured Parties and the First Lien Secured Parties hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The Second Lien Secured Parties and the First Lien Secured Parties hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Agent or either First Lien Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Exhibit B-25

10.7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.8. Submission to Jurisdiction.

(a) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Secured Party or Second Lien Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.9. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties and Second Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

10.11. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Exhibit B-26

10.13. Agents. The ABL First Lien Agent has executed this Agreement as directed under and in accordance with the Existing ABL First Lien Credit Agreement and will perform this Agreement solely in its capacity as ABL First Lien Agent and not individually. In performing under this Agreement, the ABL First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing ABL First Lien Credit Agreement. Subject to the terms of the Existing ABL First Lien Credit Agreement, the ABL First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Floor Plan First Lien Agent has executed this Agreement as directed under and in accordance with the Existing Floor Plan First Lien Credit Agreement and will perform this Agreement solely in its capacity as Floor Plan First Lien Agent and not individually. In performing under this Agreement, the Floor Plan First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Floor Plan First Lien Credit Agreement. Subject to the terms of the Existing Floor Plan First Lien Credit Agreement, the Floor Plan First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Second Lien Agent has executed this Agreement as directed under and in accordance with the Existing Second Lien Credit Agreement and will perform this Agreement solely in its capacity as Second Lien Agent and not individually. In performing under this Agreement, the Second Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Second Lien Credit Agreement. Subject to the terms of the Existing Second Lien Credit Agreement, the Second Lien Agent shall have no obligation to perform or exercise any discretionary act.

10.14. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.16. Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall be deemed to have acknowledged this Agreement in the manner set forth on Annex I attached hereto upon execution and delivery by such Person of a Joinder Agreement in accordance with the requirements of each First Lien Credit Agreement and the Second Lien Credit Agreement.

10.17. No Third Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of the First Lien Secured Parties, the Second Lien Secured Parties and their respective successors and permitted assigns, and this Agreement shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Loan Party, and there are no other parties or Persons whatsoever including, without limitation, the Loan Parties, who are intended to be benefited in any manner whatsoever by this Agreement.

[Remainder of page left intentionally blank]

Exhibit B-27

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL First Lien Agent for and on behalf of the ABL First Lien Secured Parties

By:
Name:	Michael Byrne
Title:	Authorized Officer

Address for Notices:
JPMorgan Chase Bank, N.A.
Loan and Agency Services
10 South Dearborn, 7th Floor
Chicago, Illinois 60603, Mail Code IL1-0010
Attention: Alta Equipment Group
Facsimile No: (312) 385-7096

Signature Page to Intercreditor Agreement

Exhibit B-28

JPMORGAN CHASE BANK, N.A., as Floor Plan First Lien Agent for and on behalf of the Floor Plan First Lien Secured Parties

By:
Name:
Title:

Address for Notices:

JPMorgan Chase Bank, N.A.

Attention: Alta Equipment Group
Facsimile No:

Signature Page to Intercreditor Agreement

Exhibit B-29

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Agent for and on behalf of the Second Lien Secured Parties

By:
Name:
Title:

Address for Notices:

U.S. BANK NATIONAL ASSOCIATION

Attention:
Facsimile No:

Signature Page to Intercreditor Agreement

Exhibit B-30

ACKNOWLEDGEMENT

The undersigned hereby acknowledge and consent to the foregoing Intercreditor Agreement, dated as of February 3, 2020 (the “Intercreditor Agreement”) among JPMORGAN CHASE BANK, N.A., as the ABL First Lien Agent, JPMORGAN CHASE BANK, N.A., as the Floor Plan First Lien Agent, and U.S. BANK NATIONAL ASSOCIATION, as the Second Lien Agent. Unless otherwise defined in this Acknowledgement, terms defined in the Intercreditor Agreement have the same meanings when used in this Acknowledgement.

Each Loan Party hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each Loan Party agrees that the Intercreditor Agreement may be amended by the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, without notice to, or the consent of any such Loan Party or any other Person; provided, however, that each Loan Party agrees to be bound by the Intercreditor Agreement only as in effect on the date hereof and, to the extent that such Loan Party has been notified of the terms of any amendment, as so amended.

[Remainder of page left intentionally blank]

Acknowledgment to Intercreditor Agreement

Exhibit B-31

B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

ALTA EQUIPMENT HOLDINGS, INC.

By:
Name:
Title:

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:
Title:
of each of the above, on behalf of each of the above

Address for Notices:

13211 Merriman Rd
Livonia, MI 48150-1826
Attention: President
Facsimile No. 248-449-6701

Acknowledgment to Intercreditor Agreement

Exhibit B-32

EXHIBIT C-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[    ]

Exhibit C-1-1

EXHIBIT C-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[    ]

Exhibit C-2-1

EXHIBIT C-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[    ]

Exhibit C-3-1

EXHIBIT C-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[    ]

Exhibit C-4-1

Exhibit 10.2

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

dated as of

February 3, 2020

among

B. RILEY PRINCIPAL MERGER CORP.,

(to be renamed Alta Equipment Group Inc.)

ALTA ENTERPRISES, LLC,

ALTA EQUIPMENT HOLDINGS, INC.,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,

ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA CONSTRUCTION EQUIPMENT, L.L.C.

NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

and

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,

as Issuers

The Purchasers Party Hereto

and

U.S. BANK NATIONAL ASSOCIATION,

as Administrative Agent

-i-

-ii-

-iii-

-iv-

-v-

SCHEDULES

Commitment Schedule

EXHIBITS

Exhibit A	Form of Assignment and Assumption
Exhibit B	Form of First Lien Intercreditor Agreement
Exhibit C	Form of Note
Exhibit D	Form of Funding Notice

-vi-

This Note Purchase Agreement, dated as of February 3, 2020 (as it may be amended or modified from time to time, this “Agreement”), is among B. RILEY PRINCIPAL MERGER CORP. (to be renamed Alta Equipment Group, Inc.), a Delaware corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, the Purchasers party hereto, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent.

R E C I T A L S

A. Purchasers have agreed to purchase the Notes from the Issuers in an initial aggregate stated principal amount as set forth in the Funding Notice delivered pursuant to Section 4.20 of either $155,000,000 or $165,000,000 on the Effective Date, the proceeds of which will be used to repay certain existing indebtedness of the Issuers and their Subsidiaries, to finance the Flagler Acquisition and the Liftech Acquisition, to pay costs, fees and expenses in connection with the transactions contemplated hereunder, and to provide liquidity to the Issuers and their Subsidiaries.

B. Issuers have agreed to secure all of their Obligations by granting to the Administrative Agent, for the benefit of Secured Parties, a second priority Lien on substantially all of their assets, including a pledge of all of the Equity Interests of each of their Subsidiaries.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Notes Party (a) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person.

“Adjusted LIBO Rate” means, for any applicable Interest Period or at any time any Note bears interest at the CB Floating Rate, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided, that, at no time shall the Adjusted LIBO Rate be less than the greater of (i) 1.80% per annum and (ii) the Adjusted LIBO Rate in effect on the Effective Date. For the avoidance of doubt, if the LIBO Rate is replaced with a Benchmark Replacement pursuant to Section 2.13, for purposes of determining the Adjusted LIBO Rate, such Benchmark Replacement shall replace the reference to LIBO Rate in this definition.

“Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (a) 2.50% plus (b) the Adjusted LIBO Rate for a one (1)-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided further, that, if the LIBO Screen Rate at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Administrative Agent” means U.S. Bank National Association, in its capacity as Administrative Agent for the Purchasers hereunder, as such capacity is established in, and subject to the provisions of, Article IX, and the successors and assigns of U.S. Bank National Association in such capacity.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to any Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Issuer or any Subsidiary or any Person of which such Issuer and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

“Agreement” has the meaning assigned in the introductory paragraph.

“Alta Construction Equipment Florida” means Alta Construction Equipment Florida, LLC, a Michigan limited liability company.

“Alta Enterprises” means Alta Enterprises, LLC, a Michigan limited liability company.

“Alta Group” means B. Riley Principal Merger Corp., a Delaware corporation, to be renamed Alta Equipment Group Inc. on the Effective Date.

“Alta Holdings” means Alta Equipment Holdings, Inc., a Michigan corporation.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Issuer or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anti-Terrorism Laws” means any requirement of law related to money laundering or financing terrorism, including the USA PATRIOT Act, The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§5311-5330 and 12 U.S.C. §§1818(s), 1820(b) and 1951-1959), Trading With the Enemy Act (50 U.S.C. §1 et seq., as amended), Executive Order 13224 (effective September 24, 2001) and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended), in each case, as now and hereafter in effect, or any successor statutes.

“Applicable Margin” means (a) 8.00% per annum for any Note bearing interest by reference to the Adjusted LIBO Rate and (b) 7.00% per annum for any Note bearing interest by reference to the CB Floating Rate.

“Approved Fund” has the meaning assigned to such term in Section 10.04.

“Assignment and Assumption” means an assignment and assumption entered into by a Purchaser and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability” means “Availability” as defined in the First Lien Credit Agreement.

“B. Riley Merger/Equity Transaction Agreements” means the agreements listed on Schedule 3.29 as the B. Riley Merger/Equity Transaction Agreements.

“B. Riley Merger/Equity Transactions” means the transactions described on Schedule 3.29.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Required Purchasers and the Issuer Representative giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Required Purchasers.

“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Required Purchasers and the Issuer Representative giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Adjusted One Month LIBOR Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Required Purchasers decide may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Required Purchasers decide that adoption of any portion of such market practice is not administratively feasible or if the Required Purchasers determine that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Required Purchasers decide is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBO Screen Rate permanently or indefinitely ceases to provide the LIBO Screen Rate; or

(b)  in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(a) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate announcing that such administrator has ceased or will cease to provide the LIBO Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate;

(b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Screen Rate, a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case which states that the administrator of the LIBO Screen Rate has ceased or will cease to provide the LIBO Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate announcing that the LIBO Screen Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Required Purchasers by notice to the Administrative Agent, the Issuer Representative and the other Purchasers.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.13 and (b) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.13.

“Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates.

“Blocked Person” means any Person, entity, organization or government (a) whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC (an “OFAC Listed Person”) or is otherwise a Sanctioned Person, (b) that is an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (i) any OFAC Listed Person or (ii) any other Sanctioned Person or Sanctioned Country, or (c) is otherwise blocked, the subject or target of Sanctions or engaged in any activity in violation of Sanctions or Anti-Terrorism Laws.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means, (a) with respect to a corporation, the board of directors of the corporation or such directors or committee serving a similar function, (b) with respect to a limited liability company, the board of managers of the company or such managers or committee serving a similar function, (c) with respect to a partnership, the Board of Directors of the general partner of the partnership, and (d) with respect to any other Person, the managers, directors, trustees, board or committee of such Person or its owners serving a similar function.

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close; provided that, when used in connection with a Note accruing interest at the Adjusted LIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset, including without limitation leasehold improvements, but excluding new, used or parts inventory, on a consolidated balance sheet of Alta Group and its Subsidiaries prepared in accordance with GAAP. For purposes of calculating the Fixed Charge Coverage Ratio, such expenditures will be reduced by the sum of (a) the net book value with respect to any sale of any fixed or capital assets (excluding new, used, and parts inventory) and (b) any piece of rental equipment financed via either First Lien Revolving Loans, Floor Plan Loans or any other floorplan line (up to the value advanced on such asset thereunder), in each case (both clauses (a) and (b)) as determined by the First Lien Administrative Agent.

“Capital Lease” means any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

“Capital Lease Obligations” means the aggregate principal component of capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

“Cash Common Equity” has the meaning assigned to such term in Section 3.29.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

“Change in Control” means any of the following:

(a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date of this Agreement) other than Permitted Investors, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Alta Group;

(b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of Alta Group by Persons who were not (i) directors of Alta Group on the date of this Agreement or nominated or appointed by the board of directors of Alta Group or (ii) appointed by directors so nominated or appointed;

(c) the acquisition of direct or indirect Control of Alta Group by any Person or group other than Permitted Investors;

(d) Alta Group shall fail to own and control, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Holdings;

(e) Alta Group and Alta Holdings shall fail to own, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Enterprises;

(f) Alta Enterprises shall fail to own, directly or indirectly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of each other Issuer (other than Alta Group and Alta Holdings); or

(g) any “change in control” (or any comparable term) under any First Lien Loan Document or Floor Plan Loan Document or any other event that would require or permit the First Lien Lenders or Floor Plan Lenders or any of them to require an acceleration or prepayment of the First Lien Obligations or the Floor Plan Obligations, as applicable.

“Change in Law” means the occurrence, after the date of this Agreement (or with respect to any Purchaser, if later, the date on which such Purchaser becomes a Purchaser), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III (i.e., the Third Basel Accord agreed upon by the members of the Basel Committee on Banking Supervision in 2010–11), shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all present or future personal property or material real property owned, leased or operated by a Person, which property is covered by the Collateral Documents and any and all other property of any Notes Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the other Secured Parties, to secure the Secured Obligations.

“Collateral Documents” means, collectively, the Security Agreements, any Mortgages, the Notes Party Guaranties, the Flagler Assignment of Representations and Warranties, the Liftech Assignment of Representations and Warranties, and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure all or any part of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether theretofore, now or hereafter executed by any Notes Party, all as amended or otherwise modified from time to time.

“Commitment” means, with respect to each Purchaser, the amount of such Purchaser’s Commitment as of the date of this Agreement as set forth on the Commitment Schedule.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Required Purchasers in accordance with:

(a) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(b) if, and to the extent that, the Required Purchasers determine that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that the Required Purchasers determine are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for dollar-denominated syndicated credit facilities at such time;

provided, further, that if the Required Purchasers decide that any such rate, methodology or convention determined in accordance with clause (a) or clause (b) is not administratively feasible for the Required Purchasers (in consultation with the Administrative Agent), then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, with reference to any period, the Net Income for such period, and plus (a) to the extent reducing such Net Income, (i) Interest Expense, (ii) expense for income taxes, (iii) depreciation, (iv) amortization, (v) any non-cash charges for such period (but excluding (A) any non-cash charge that results from the write-down or write-off of accounts receivable or that is in respect of any other item that was included in Net Income in a prior period, (B) any non-cash charge that relates to the write-down or write-off of inventory, any additions to bad debt reserves or bad debt expense and (C) any non-cash charge to the extent it represents an accrual of or a reserve for cash expenditures in any future period), (vi) any reasonable non-recurring fees, cash charges and other cash expenses made or incurred in connection with (A) the Transactions (including one-time transaction bonuses) in an aggregate amount not to exceed $25,000,000 incurred prior to or within nine months after the Effective Date, or (B) any amendments, restatements, supplements, waivers or other modifications to the Notes Documents, the First Lien Loan Documents or the Floor Plan Loan Documents, (vii) losses deducted during the specified period, but only to the extent proceeds of insurance (including, without limitation, business interruption insurance) or indemnity recovery are actually received during such period, (viii) reasonable transaction expenses and fees for such period with respect to with respect to Permitted Acquisitions consummated or sought but not consummated by any Notes Party, (ix) Pro Forma EBITDA attributable to any Permitted Acquisition, (x) reasonable expenses and fees incurred during the specified period in connection with the administration of the Notes Documents, the First Lien Loan Documents and the Floor Plan Loan Documents after the Effective Date (including in all cases expenses and fees paid to the Administrative Agent and/or Purchasers), (xi) fees and expenses during the specified period which are directly related to any proposed or actual issuance of debt or equity or asset dispositions, in each case permitted under this Agreement, (xii) [reserved], (xiii) (A) any extraordinary or non-recurring losses in the aggregate in any period of twelve consecutive months not to exceed the result of (1) 10% of Consolidated EBITDA, less (2) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable Notes Party sold the applicable asset, minus (y) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof), for such twelve consecutive months (prior to giving effect to this clause (xiii)(A)) or (B) other non-recurring charges, costs and expenses incurred during such period approved by the Required Purchasers in their reasonable discretion (not to be unreasonably withheld, conditioned or delayed), and (xiv) one-time GAAP adjustments related to the B. Riley Merger/Equity Transactions in an aggregate amount not to exceed $35,000,000, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any non-cash items of income for such period, all calculated for Alta Group and its Subsidiaries on a consolidated basis.

“Consolidated First Lien Debt” means, as of any date, the Consolidated Total Debt of Alta Group and its Subsidiaries, excluding (a) the aggregate outstanding amount of the Notes at such time and (b) the aggregate outstanding amount of Subordinated Debt at such time.

“Consolidated Note Coverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Assets less Consolidated First Lien Debt as of such date to (b) the aggregate outstanding amount of the Notes as of such date.

“Consolidated Total Assets” means, as of any date, (a) the sum of the Net Book Value of each of the following, without duplication, as of such date (i) accounts receivable, net of allowance for doubtful accounts, plus (ii) parts inventory, net of reserves, plus (iii) work in process, net of reserves, plus (iv) equipment inventories (i.e., equipment held for sale or rental under the new, used, and rental categories on the balance sheet of Alta Group and its Subsidiaries), net of depreciation, plus (v) fixed assets (i.e. property plan and equipment) net of depreciation, less (b) the sum of the following as of such date (i) the value of promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Required Purchasers, plus (ii) Showroom Ready Debt, all as set forth in the most recently delivered financial statements of Alta Group and its Subsidiaries.

“Consolidated Total Debt” means, as of any date, the Indebtedness of Alta Group and its Subsidiaries on a consolidated basis, excluding (a) promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Required Purchasers, and (b) Showroom Ready Debt which is not in curtailment.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.

“Credit Party” means the Administrative Agent or any other Purchaser.

“Declined Offer” has the meaning assigned to such term in Section 2.09(d).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning assigned to such term in Section 2.12(b).

“Departing Purchaser” has the meaning assigned to such term in Section 2.18(b).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disqualified Equity” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“dollars” or “$” refers to lawful money of the U.S.

“Early Opt-in Election” means the occurrence of:

(a) a notification by the Required Purchasers to the Administrative Agent (with a copy to the Issuers) that the Required Purchasers have determined that dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.13 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

(b) the election by the Required Purchasers to declare that an Early Opt-in Election has occurred and the provision by the Administrative Agent of written notice of such election to the Issuer Representative and the other Purchasers.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date upon which all of the conditions set forth in Article IV are satisfied; provided, that such conditions are satisfied on or before February 14, 2020.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Employee Benefit Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA which any Issuer or Guarantor establishes for the benefit of its employees or for which any Issuer or Guarantor has liability to make a contribution, including by reason of being an ERISA Affiliate, other than a Multiemployer Plan.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, or the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Notes Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Issuer (or Guarantor, if any), is treated as a single employer under Section 414(b) or (c) of the Code or, Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standards” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Issuer (or Guarantor, if any) or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Issuer (or Guarantor, if any) or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Issuer (or Guarantor, if any) or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Issuer (or Guarantor, if any) or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Issuer (or Guarantor, if any) or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in critical status, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Event of Loss” means, with respect to any assets, any of the following: (a) any loss, destruction or damage of such assets; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such assets or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such assets, or confiscation of such assets or the requisition of the use of such assets.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Purchaser, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Purchaser, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in a Note pursuant to the applicable law in effect on the date on which (i) such Purchaser acquires such interest in the Note or (ii) such Purchaser changes its lending office, except in each case to the extent that, pursuant to Section 2.18, amounts with respect to such Taxes were payable either to such Purchaser’s assignor immediately before such Purchaser acquired the applicable interest in a Note or to such Purchaser immediately before it changed its lending office, (c) U.S. Taxes attributable to such Recipient’s failure to comply with Section 2.16(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Financial Officer” means the chief executive officer, chief financial officer, vice president of finance, director of finance, principal accounting officer, treasurer or controller of such company.

“First Lien Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent under any of the First Lien Loan Documents, or any successor administrative agent under any of the First Lien Loan Documents.

“First Lien Available Revolving Commitment” means the “Available Revolving Commitment” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement” means the Fifth Amended and Restated Credit Agreement, dated as of the date of this Agreement, among the Issuers, the First Lien Lenders party thereto from time to time, and the First Lien Administrative Agent, as amended, refinanced, replaced, supplemented or otherwise modified from time to time in accordance with the First Lien Intercreditor Agreement.

“First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit B hereto, dated as of the date of this Agreement, among the Issuers, the Administrative Agent, the First Lien Administrative Agent and the Floor Plan Administrative Agent, as amended or otherwise modified from time to time.

“First Lien Lenders” means the Persons referred to as “Lenders” in the First Lien Credit Agreement.

“First Lien Leverage Ratio” means, as of any date, the ratio of (a) Consolidated First Lien Debt as of such date, to (b) Consolidated EBITDA less (i) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (A) at the price at which the applicable Notes Party sold the applicable asset, minus (B) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (B) for any depreciation or amortization thereof); and (ii) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

“First Lien Loan Documents” means the “Loan Documents” as defined in the First Lien Credit Agreement.

“First Lien Obligations” means, collectively, the “Obligations” as defined in the First Lien Credit Agreement and the Floor Plan Obligations.

“First Lien Revolving Loans” means the “Revolving Loans” as defined in the First Lien Credit Agreement.

“Fiscal Quarter” means each of the quarterly accounting periods of Alta Group and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year.

“Fiscal Year” means each annual accounting period of Alta Group and its Subsidiaries ending on December 31. As an example, reference to the 2020 Fiscal Year shall mean the Fiscal Year ending December 31, 2020.

“Fixed Charge Coverage Ratio” means, as of any date, the ratio of (a) Consolidated EBITDA, minus, Capital Expenditures, to (b) Fixed Charges, all as calculated for the four consecutive Fiscal Quarters then ending on a consolidated basis for Alta Group and its Subsidiaries.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus prepayments (other than (x) prepayments of First Lien Revolving Loans and (y) prepayments constituting refinancings through the incurrence of additional Indebtedness expressly permitted by Section 6.01) and scheduled principal and curtailment payments on Indebtedness made during such period (other than payments on intercompany Indebtedness between the Issuers), plus expense for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, all calculated for the Issuers and their respective Subsidiaries on a consolidated basis.

“Flagler” means Flagler Construction Equipment, LLC, a Delaware limited liability company.

“Flagler Acquisition” means the Acquisition of substantially all the assets of Flagler by Alta Construction Equipment Florida described in the Flagler Acquisition Agreement and the other Flagler Acquisition Documents.

“Flagler Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Flagler, Flagler Holdings, LLC, a Delaware limited liability company, Alta Construction Equipment Florida, Alta Enterprises and Thomas R. Holmes in the form delivered to the Purchasers prior to the date of this Agreement.

“Flagler Acquisition Documents” means the Flagler Acquisition Agreement and each other material agreement effecting the Flagler Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

“Flagler Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which Alta Construction Equipment Florida collaterally assigns to the Administrative Agent its rights and benefits under the Flagler Acquisition Agreement.

“Floor Plan Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent under any of the Floor Plan Loan Documents, or any successor administrative agent under any of the Floor Plan Loan Documents.

“Floor Plan Credit Agreement” means the Floor Plan Credit Agreement, dated as of the date of this Agreement, among the Issuers, the lenders party thereto from time to time, and the Floor Plan Administrative Agent, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Floor Plan Lenders” means the “Lenders” as defined in, and party to, the Floor Plan Credit Agreement.

“Floor Plan Loan Documents” means the “Loan Documents” as defined in the Floor Plan Credit Agreement.

“Floor Plan Loans” means “Loans” as defined in, and made under, the Floor Plan Credit Agreement.

“Floor Plan Obligations” means the “Secured Obligations” as defined in the Floor Plan Credit Agreement as in effect on the date of this Agreement and as may be increased pursuant to Section 6.01(c).

“Foreign Purchaser” means (a) if an Issuer is a U.S. Person, a Purchaser that is not a U.S. Person, and (b) if an Issuer is not a U.S. Person, a Purchaser that is resident or organized under the laws of a jurisdiction other than that in which such Issuer is resident for tax purposes.

“Forward Purchase Cash Common Equity” has the meaning assigned to such term in Section 3.29.

“Funding Notice” means a funding notice substantially in the form of Exhibit D hereto.

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Greenawalt” means Ryan Greenawalt and any trust controlled by him for his benefit, his spouse’s benefit or the benefit of any lineal descendants of Ryan Greenawalt.

“Guarantees” means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase assets, securities or services primarily for the purpose of assuring the holder of such Indebtedness against loss in respect thereof, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guarantee is made.

“Guarantors” means the Issuers (as a Guarantor with respect to all Secured Obligations of each of the other Notes Parties) and each existing and future subsidiary of any of the foregoing.

“Hazardous Materials” means (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Purchaser which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Historical Financial Statements” has the meaning assigned to such term in Section 3.04(a).

“IBA” has the meaning assigned to such term in Section 1.05.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Indebtedness” of any Person means, without duplication, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of assets or services purchased by such Person (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees of such Person with respect to Indebtedness of another Person, (h) Capital Lease Obligations of such Person, (i) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created or similar instruments for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), as reduced from time to time, (j) all Disqualified Equity, (k) the principal balance outstanding under any synthetic lease, tax retention operating lease, accounts receivable securitization program, off-balance sheet loan or similar off-balance sheet financing product, based on the amount that would be deemed outstanding thereunder if such transaction was structured as a secured financing on balance sheet, (l) the Indebtedness of any partnership in which such Person is a general partner, (m) obligations under any earn-out or similar obligations determined in accordance with GAAP, (n) the portion of indebtedness of any unincorporated joint venture in which such Person is a general partner or a joint venturer that is pro rata to such Person’s ownership interest in such joint venture and (o) buyback obligations to the extent such obligations exceed the associated asset value set forth in the financial statements of Alta Group and its Subsidiaries.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Notes Party under any Notes Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 10.03(b).

“Ineligible Institution” has the meaning assigned to it in Section 10.04(b).

“Intercreditor Agreements” means, collectively, the First Lien Intercreditor Agreement and any other intercreditor agreement in form and substance acceptable to the Required Purchasers in their sole discretion

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of Alta Group and its Subsidiaries for such period with respect to all outstanding Indebtedness of Alta Group and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for Alta Group and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any Note accruing interest at the CB Floating Rate, the first Business Day of each month, and (b) with respect to any Note accruing interest at the Adjusted LIBO Rate, the last day of each Interest Period applicable to such Notes.

“Interest Period” means with respect to any Note, the period commencing on the Effective Date and ending on the numerically corresponding day in the calendar month that is three months thereafter; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“IPO Cash Common Equity” has the meaning assigned to such term in Section 3.29.

“IRS” means the United States Internal Revenue Service.

“Issuer” and “Issuers” means, individually or collectively as required by the context, Alta Group and its Subsidiaries.

“Issuer Materials” has the meaning assigned to such term in Section 10.12(b).

“Issuer Representative” means Alta Group in its capacity as representative of the Issuers as set forth in Section 2.20.

“LIBO Rate” means, with respect any Note bearing interest by reference to the Adjusted LIBO Rate for any applicable Interest Period or at any time any Note bears interest by reference to the CB Floating Rate, the London interbank offered rate as administered by IBA (or any other Person that takes over the administration of such rate for dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent in its reasonable discretion (in each case, the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, (x) if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (y) if the LIBO Screen Rate shall not be available at such time for a period equal in length to such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.13 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided further, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a Note accruing interest by reference to the CB Floating Rate, such rate shall be determined as modified by the definition of Adjusted One Month LIBOR Rate.

“LIBO Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of Equity Interests or securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or securities.

“Liftech” means Liftech Equipment Companies, Inc., a New York corporation.

“Liftech Acquisition” means the Acquisition of substantially all the assets of Liftech by NITCO described in the Liftech Acquisition Agreement and the other Liftech Acquisition Documents.

“Liftech Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Liftech, NITCO and Joseph Verzino in the form delivered to the Purchasers prior to the date of this Agreement.

“Liftech Acquisition Documents” means the Liftech Acquisition Agreement and each other material agreement effecting the Liftech Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

“Liftech Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which NITCO collaterally assigns to the Administrative Agent its rights and benefits under the Liftech Acquisition Agreement.

“Make-Whole Amount” means at the time of computation, and to the extent required under Section 2.10(b), the sum at such time of (a) the amount of interest that would have been payable on the aggregate principal amount of the Notes being prepaid, repaid, or accelerated if such principal amount had been outstanding from the date of prepayment, repayment, or acceleration through and including the first anniversary of the Effective Date, calculated using an interest rate equal to (i) the Adjusted LIBO Rate for the applicable Interest Period then in effect on the third Business Day prior to such prepayment, repayment, or acceleration plus (ii) 8.00% per annum, discounted to the date of prepayment, repayment, or acceleration at a rate equal to the Treasury Rate plus 0.5%, plus (b) the amount of any premium that would be payable pursuant to Subsection 2.10(c) on the aggregate principal amount of the Notes being repaid, prepaid, or accelerated if such prepayment, repayment, or acceleration were to be made or to occur on the day after the first anniversary of the Effective Date but prior to the second anniversary of the Effective Date, in each case.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property or financial condition of the Notes Parties, taken as a whole, (b) the ability of the Notes Parties to perform any of their Obligations or (c) the rights of or benefits available to the Purchasers under the Notes Documents, including, without limitation, the Collateral and the priority of the Administrative Lien’s thereon.

“Material Agreement” means any agreement listed on Schedule 3.20.

“Material Indebtedness” means Indebtedness (other than the Notes), or obligations in respect of one or more Swap Agreements, of any one or more of the Notes Parties in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the “obligations” of any Notes Party in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Notes Party would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means the earlier of (a) the date that all Notes shall become due and payable in full hereunder, whether by acceleration or otherwise, and (b) August 13, 2025.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means any mortgage, deed of trust or other agreement from any Notes Party granting a Lien on any of its real property delivered in connection with any Notes Document at any time, after the Effective Date, each in form and substance reasonably satisfactory to the Required Purchasers, entered into by any Notes Party at any time for the benefit of the Secured Parties pursuant to this Agreement, as amended or otherwise modified from time to time.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Book Value” means the net book value of any asset, taking into account diminutions, depreciations and other accounting charges, determined in accordance with GAAP.

“Net Cash Proceeds” means, without duplication (a) in connection with any sale or other disposition of any asset or any settlement by, or receipt of payment in respect of, any property insurance claim or condemnation award, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, settlement or payment, net of documented attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such sale, insurance claim or condemnation award (other than any Lien in favor of the Administrative Agent for the benefit of the Secured Parties) and other fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof and of any other costs incurred in connection with such sale, disposition, settlement or receipt and (b) in connection with any issuance or sale of any equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of investment banking fees, documented attorneys’ fees, accountants’ fees, underwriting discounts and commissions and other fees and expenses actually incurred in connection therewith.

“Net Income” means, for any period, the consolidated net income (or loss) determined for Alta Group and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that the following shall be excluded from the calculation of Net Income: (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Alta Group or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Alta Group or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by Alta Group or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary (other than an Issuer), to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Notes Document) or Requirement of Law applicable to such Subsidiary.

“NITCO” means NITCO, LLC, a Michigan limited liability company.

“Notes” has the meaning assigned to such term in Section 2.01(a)(i).

“Notes Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, the Collateral Documents, the Intercreditor Agreements, the Subordination Agreements, and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Purchaser and including all other pledges, powers of attorney, intercreditor agreements, landlord waivers and access agreements, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Notes Party, or any employee of any Notes Party, and delivered to the Administrative Agent or any Purchaser in connection with this Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Notes Document to a Notes Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Notes Document as the same may be in effect at any and all times such reference becomes operative.

“Notes Parties” means the Issuers and the Guarantors, if any.

“Notes Party Guaranty” means any guaranty agreements from any Guarantor delivered in connection with any Notes Document at any time as are requested by the Administrative Agent and its counsel (such request made at the direction of the Required Purchasers), in each case as amended, restated, supplemented or otherwise modified from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“Obligations” means all unpaid principal of and accrued and unpaid interest on (including without limitation interest accruing after the maturity of the Notes and reimbursement obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Notes Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes, any break funding payments due pursuant to Section 2.15, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c), all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Notes Parties to the Purchasers or to any Purchaser, the Administrative Agent or any indemnified party arising under the Notes Documents, in all cases, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Notes Documents or in respect of any of the Notes purchased or reimbursement or other obligations incurred or instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Notes Document), or sold or assigned an interest in any Note or Notes Document.

“Other Taxes” means any present or future stamp, court, documentary intangible, recording, filing or similar other excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Notes Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment by a Purchaser after the date of this Agreement (other than an assignment under Section 2.18(b) or made at the request of any Notes Party).

“Paid in Full” or “Payment in Full” means, (a) the indefeasible payment in full in cash of all outstanding Notes, together with accrued and unpaid interest thereon, any break funding payments due pursuant to Section 2.15, any Make-Whole Amount as required by Section 2.10(b) and any premium as required by Section 2.10(c), (b) the indefeasible payment in full in cash of all accrued and unpaid fees, and (c) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon.

“Payment Condition” shall be deemed to be satisfied in connection with a Restricted Payment or Permitted Acquisition if:

(a) no Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment or Permitted Acquisition;

(b) immediately after giving effect to such Restricted Payment plus any prepayment of the Obligations that may be required pursuant to such Restricted Payment or Permitted Acquisition and at all times during the 60-day period immediately prior to such Restricted Payment (and any prepayment of the Obligations that may be required pursuant to such Restricted Payment) or Permitted Acquisition, the Issuers shall have Availability calculated on a on a pro forma basis acceptable to the Required Purchasers of not less than 17.5% of the Revolving Commitment; and

(c) the Issuer Representative shall have delivered to the Purchasers a certificate in form and substance reasonably satisfactory to the Purchasers certifying as to the items described in (a) and (b) above and attaching calculations for item (b) in form and substance satisfactory to the Required Purchasers.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Acquisition by a Notes Party in a transaction that (a) is consented to in writing by Administrative Agent at the direction of Required Purchasers in their sole discretion or (b) otherwise satisfies each of the following requirements:

(i) such Acquisition is not a hostile or contested Acquisition;

(ii) the business acquired in connection with such Acquisition (A) is not engaged, directly or indirectly, in any line of business other than the businesses in which the Notes Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto and (B) shall have generated a positive amount of earnings before income taxes, depreciation and amortization (calculated in substantially the same manner as Pro Forma EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable business sold the applicable asset, minus (y) such business’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof)), less unfinanced Capital Expenditures, during the twelve-month period most recently ended prior to the date of such Acquisition;

(iii) both before and after giving effect to such Acquisition and other Indebtedness incurred in connection therewith on a pro forma basis acceptable to the Required Purchasers, (A) each of the representations and warranties in the Notes Documents is true and correct, (B) the Total Leverage Ratio is at least (1) 0.30 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2020 and (2) 0.25 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2021 and each Fiscal Year thereafter, (C) Issuers and their Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.13 on a pro forma basis after giving effect to such Acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered to the Purchasers in accordance with Section 5.01(b)(i), and (D) the Payment Condition is satisfied;

(iv) as soon as available, but not less than fifteen (15) days (or such shorter period agreed to by the Administrative Agent (at the direction of Required Purchasers)) prior to such Acquisition, the Issuer Representative shall have provided the Purchasers (A) notice of such Acquisition and (B) a copy of all business and financial information reasonably requested by the Administrative Agent (at the direction of Required Purchasers), including pro forma financial statements, statements of cash flow, availability projections, a quality of earnings analysis and a certificate, in form and detail satisfactory to the Required Purchasers, demonstrating compliance with the requirements set forth in clause (iii) above;

(v) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of an Issuer and a Guarantor pursuant to and accordance with the terms of this Agreement; and

(vi) no Notes Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected to have a Material Adverse Effect.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable business judgment.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c) Liens (other than any Lien imposed by ERISA) consisting of pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits or pledges to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, licenses, title restrictions, rights-of-way and similar encumbrances on real property imposed by law or incurred or granted by any Notes Party in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Notes Party; and

(g) minor imperfections in title that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Notes Party;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one (1) year from the date of acquisition thereof;

(b) investments in commercial paper maturing within two hundred seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Investors” means Greenawalt, Anthony J. Colucci, Robert T. Chiles, Craig F. Brubaker, Alan Hammersley, Richard A. Papalia, and Sponsor.

“Permitted Restricted Payment Amount” means, as of any date in any fiscal year, an amount equal to 2% of the aggregate outstanding principal amount of the Notes as of such date in such Fiscal Year.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIPE Cash Common Equity” has the meaning assigned to such term in Section 3.29.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Notes Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Events” means:

(a) any Sale (including pursuant to a sale and leaseback transaction) of any property or asset of any Notes Party or any Subsidiary with a fair market value equal to or greater than $2,500,000, other than dispositions described in Section 6.03(a)(i); or

(b) Event of Loss in respect of any property or asset of any Notes Party or any Subsidiary with a fair value immediately prior to such event equal to or greater than $2,500,000; or

(c) the incurrence by any Notes Party or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Prepayment Offer Period” has the meaning assigned to such term in Section 2.09(c)(i).

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Required Purchasers) or any similar release by the Federal Reserve Board (as determined by the Required Purchasers). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Principal Office” means the Administrative Agent’s office located at 214 N. Tryon Street, 27th Floor, Charlotte NC 28202-1078, or such other office as the Administrative Agent may from time to time designate in writing to Issuer Representative and each Purchaser; provided, however, that for the purpose of making any payment on the Obligations or any other amount due hereunder or any other Notes Document, the Principal Office of Administrative Agent shall be Charlotte, NC (or such other location as Administrative Agent may from time to time designate in writing to Issuer and each Purchaser).

“Pro Forma EBITDA” means, with respect to any period, Consolidated EBITDA of the target business of any Permitted Acquisition calculated with respect to such period on a pro forma basis (including pro forma adjustments approved by Required Purchasers in their Permitted Discretion) using the historical financial statements of any business acquired or to be acquired and the consolidated financial statements of Alta Group and its Subsidiaries, which shall be reformulated as if such Permitted Acquisition, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Indebtedness incurred during such period).

“Public Purchaser” has the meaning assigned to such term in Section 10.12(b).

“Purchasers” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Quarterly Prepayment Offer” has the meaning assigned to such term in Section 2.09(a).

“Rating” means the debt rating of the Notes as determined from time to time by Egan Jones Rating Company.

“Recipient” means, as applicable, (a) the Administrative Agent and (b) any Purchaser.

“Register” has the meaning assigned to such term in Section 2.08(b).

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Rejection Notice” has the meaning assigned to such term in Section 2.09(d).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective direct and indirect owners, directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“Replacement Purchaser” has the meaning assigned to such term in Section 2.18(b).

“Reports” has the meaning assigned to such term in Article VIII.

“Required Purchasers” means, (a) prior to the Effective Date, the Purchasers party to this Agreement, and (b) at any time on or after the Effective Date, the holders of more than 66⅔% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Issuer or any of its Affiliates).

“Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws, certificate of organization and operating agreement, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Notes Party, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the any Notes Party or any option, warrant or other right to acquire any such Equity Interests in any Notes Party or (c) management fees, agency fees or other fees or similar amounts payable by any Notes Party to any of its Affiliates.

“Restricted Payment Prepayment Amount” means the amount that the aggregate amount of all Restricted Payments made or to be made by Alta Group in any Fiscal Year pursuant to Section 6.06(c) exceeds 2% of the aggregate outstanding principal amount of the Notes as of such date in such Fiscal Year.

“Restricted Payment Prepayment Date” has the meaning assigned to such term in Section 2.09(b).

“Restricted Payment Prepayment Offer” has the meaning assigned to such term in Section 2.09(b).

“Revolving Commitment” means the “Revolving Commitment” as defined in the First Lien Credit Agreement as in effect on the date of this Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

“Sale” means the sale, lease, conveyance or other disposition of any assets, other than an Event of Loss.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by OFAC, the U.S. Department of the Treasury, or the U.S. Department of State), or by the United Nations Security Council, the European Union or any EU member state, Her Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority, (b) any Person located, operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled, directly or indirectly, by any such Person described in clause (a) or (b) of this definition, or (d) any other Person subject to any Sanctions.

“Sanctions” means sanctions or trade embargoes enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), U.S. Department of State, or U.S. Department of Commerce, (b) the United Nations Security Council, the European Union or any of its member states, Her Majesty’s Treasury of the United Kingdom, (c) Canada (or any provincial government) or (d) any other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any or all of the functions of said Commission.

“Secured Obligations” means the Obligations.

“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (a) each Purchaser in respect of its Notes, (b) the Administrative Agent and the Purchasers in respect of all other present and future obligations and liabilities of the each Notes Party of every type and description arising under or in connection with this Agreement or any other Notes Document, (c) each indemnified party under Section 10.03 in respect of the obligations and liabilities of the Issuers to such Person hereunder and under the other Notes Documents, and (d) their respective successors and (in the case of a Purchaser, permitted) transferees and assigns.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” means each security agreement, pledge agreement, pledge and security agreement and similar agreement and any other agreement from any Notes Party granting a Lien on any of its personal property (including without limitation any Equity Interests owned by such Notes Party) delivered in connection with any Notes Document at any time (either before, concurrently or after the Effective Date), each in form and substance acceptable to the Required Purchasers, entered into by any Notes Party at any time for the benefit of the Administrative Agent and the Purchasers pursuant to this Agreement, as amended or otherwise modified from time to time.

“Showroom Ready Debt” means any Indebtedness (including, without limitation, any Floor Plan Obligations) or other obligations of any Notes Party related to the acquisition of equipment of a Note Party which is either: (a) held by such Notes Party as new equipment that has not been rented, is undamaged, saleable, complete, has less than 100 hours of use and is less than one (1) year old from the date of delivery to such Notes Party; or (b) Volvo used (including certified refurbished) equipment that has not been rented, is undamaged, saleable, complete, and is less than nine (9) months from the date of delivery to such Notes Party.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Sponsor” means, collectively, B. Riley Financial, Inc., a Delaware corporation (“B. Riley Financial”) and any Affiliates of B. Riley Financial which are (a) directly or indirectly controlled by B. Riley Financial and (b) organized primarily for making debt and/or equity investments in one or more companies.

“Statements” has the meaning assigned to such term in Section 2.17(f).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Notes accruing interest at the Adjusted LIBO Rate shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Purchaser under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means any Indebtedness or other obligations of any Notes Party satisfying each of the following conditions: (a) the payment and priority thereof is subordinated to the payment of the Secured Obligations, including customary payment blockage and other customary provisions, all in a manner, including a Subordination Agreement, reasonably satisfactory to the Required Purchasers, (b) any maturity thereof is reasonably acceptable to the Required Purchasers, and (c) the other terms and conditions thereof, including pricing, covenants and defaults, are otherwise reasonably satisfactory to the Required Purchasers.

“Subordinated Debt Documents” means any document, agreement or instrument evidencing any Subordinated Debt or entered into in connection with any Subordinated Debt.

“Subordination Agreements” means, collectively, all subordination agreements among the Administrative Agent, the Notes Parties and the holders of any Subordinated Debt with respect to Subordinated Debt in form and substance satisfactory to the Required Purchasers and as amended or modified from time to time as permitted hereunder.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of any Notes Party.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Issuers or the Guarantors, if any, shall be a Swap Agreement.

“Swap Obligations” of a Person means any and all obligations of such Person (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Total Leverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Debt as of such date, to (b) Consolidated EBITDA less (i) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (A) at the price at which the applicable Notes Party sold the applicable asset, minus (B) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (B) for any depreciation or amortization thereof) less (ii) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

“Transactions” means the execution, delivery and performance by the Notes Parties of the Notes Documents, the purchasing of the Notes and other credit extensions, the use of the proceeds thereof, the B. Riley Merger/Equity Transactions, the Liftech Acquisition, the Flagler Acquisition, the execution, delivery and performance by the Notes Parties of the First Lien Loan Documents and Floor Plan Loan Documents, the borrowing of the First Lien Revolving Loans and Floor Plan Loans on the Effective Date and the transactions related thereto and the payment of fees and expenses in connection with the foregoing.

“Treasury Rate” means as of the date of any repayment, prepayment, or acceleration of the Notes, the yield to maturity as of such date of the United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date to the first anniversary of the Effective Date; provided, however, that if the period from such date to the first anniversary of the Effective Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(B)(3).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any Guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Volvo” means Volvo Construction Equipment North America, LLC.

“Warrant” means that certain Purchase Warrant for Common Units No. W-1 issued by Alta Enterprises to Goldman Sachs & Co. LLC on December 27, 2017, as amended, restated, supplemented or otherwise modified from time to time.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Notes Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 [Reserved].

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Issuers notify the Administrative Agent that the Issuers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date of this Agreement in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Issuers that the Required Purchasers request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For purposes of calculating all financial covenants, all other covenants and, in each case, all defined terms used therein, any Acquisition or any sale or other disposition outside the ordinary course of business by any Notes Party of any asset or group of related assets in one or a series of related transactions, including the incurrence of any Indebtedness and any related financing or other transactions in connection with any of the foregoing, occurring during the period for which such matters are calculated shall be deemed to have occurred on the first day of the relevant period for which such matters were calculated on a pro forma basis acceptable to the Required Purchasers. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (a) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Notes Party at “fair value”, as defined therein and (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05 Interest Rates; LIBOR Notification. The interest rate on the Notes is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administration, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on the Notes. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, such Section 2.13(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent (as directed by the Required Purchasers) will promptly notify the Issuer Representative, pursuant to Section 2.13(e), of any change to the reference rate upon which the interest rate on the Notes is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.13(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.13(d)) including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

Section 1.06 Status of Obligations. In the event that any Issuer or any other Note Party shall at any time issue or have outstanding any Subordinated Debt, such Issuer shall take or cause such other Note Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Debt and to enable the Administrative Agent and the Purchasers to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Debt is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Debt in order that the Purchasers may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt.

ARTICLE II

The Credits

Section 2.01 Commitments.

(a) Notes. Subject to the terms and conditions hereof, the Issuers agree that they will issue and sell to the Purchasers, and the Purchasers agree that they will acquire from the Issuers on the Effective Date, Notes in the respective aggregate original principal amounts set forth on the Commitment Schedule hereto (collectively, the “Notes”), each in substantially the form attached hereto as Exhibit C, appropriately completed in conformity herewith, the purchase price for which shall be such original principal amount; provided that the purchase price of such Notes shall be funded net of additional interest in an amount equal to 3.50% of the aggregate principal amount of the Notes, which additional interest shall be non-refundable and deemed to be fully earned on the Effective Date. Each Purchaser’s commitment to purchase the Notes shall terminate immediately and without further action on the Effective Date after giving effect to the purchase of the Notes on the Effective Date.

(b) Issuance of Notes. The Notes will be delivered to each Purchaser in fully registered form and shall be issued in its name or the name of its nominee. Subject to Sections 2.09 and 2.10, all amounts owed hereunder with respect to the Notes shall be paid in full no later than the Maturity Date.

Section 2.02 [Reserved].

Section 2.03 [Reserved].

Section 2.04 [Reserved].

Section 2.05 [Reserved].

Section 2.06 [Reserved].

Section 2.07 [Reserved].

Section 2.08 Repayment of Notes; Register.

(a) Maturity. The Issuers hereby jointly and severally and unconditionally promise to pay to the Administrative Agent for the account of each Purchaser the outstanding principal amount of the Notes on the Maturity Date together with all accrued but unpaid interest as of such date.

(b) Register. Administrative Agent, as a non-fiduciary agent of the Issuers, shall maintain at its Principal Office a register for the recordation of the names and addresses of Purchasers of the Notes (and principal and stated interest owing on such Note) held by each Purchaser from time to time (the “Register”). The Register shall be available for inspection by the Issuers or any Purchaser at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Notes and each repayment or prepayment in respect of the principal amount of the Notes, and any such recordation shall be conclusive and binding on the Issuers and each Purchaser, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Issuer’s Obligations in respect of the Notes. The Issuers hereby designate the Administrative Agent to serve as Issuers’ agent solely for purposes of maintaining the Register as provided in this Section 2.08, and each Issuer hereby agrees that, to the extent such entity serves in such capacity, the Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute “Indemnitees.” No assignment or transfer of a Note shall be effective unless recorded in the Register. The parties intend that the Register be maintained such that the Notes are in “registered form” for the purposes of the Code.

Section 2.09 Mandatory Offers of Prepayment.

(a) Quarterly Offers Of Prepayment. No more than fifteen (15) Business Days and not less than ten (10) Business Days prior to each Interest Payment Date, the Issuers shall make an irrevocable written offer (each, a “Quarterly Prepayment Offer”) to the Purchasers to prepay the Notes on such Interest Payment Date in an amount equal to 1.25% of the aggregate principal amount of the Notes outstanding as of the Effective Date. All such amounts offered to be prepaid pursuant to this Section 2.09(a) shall be applied pro rata to the Notes. Such prepayments shall be at par together with accrued interest.

(b) Restricted Payment Offers of Prepayment. No more than fifteen (15) Business Days and not less than ten (10) Business Days prior to the making of any Restricted Payment under Section 6.06(c) in excess of the Permitted Restricted Payment Amount in any Fiscal Year (the amount of all Restricted Payments made pursuant to Section 6.06(c) in any Fiscal Year and such proposed Restricted Payment to be determined on a cumulative basis after giving effect to all Restricted Payments previously made and proposed to be made during such Fiscal Year), the Issuers shall make an irrevocable written offer (each, a “Restricted Payment Prepayment Offer”) to the Purchasers to prepay the Notes on or prior to the date such Restricted Payment is made (each, a “Restricted Payment Prepayment Date”) in an aggregate amount equal to the Restricted Payment Prepayment Amount. All such amounts offered to be prepaid pursuant to this Section 2.09(b) shall be applied pro rata to the Notes. Such prepayments shall be at par together with accrued interest on the amounts prepaid and any break funding payments due pursuant to Section 2.15.

(c) Offer of Prepayment Notice; Acceptance.

(i) Each Quarterly Prepayment Offer and each Restricted Payment Prepayment Offer shall remain open for a period of at least seven (7) Business Days following receipt by the Purchasers of the written offer referred to in Section 2.09(a) and Section 2.09(b), as applicable (the “Prepayment Offer Period”). Each such written offer shall be irrevocable and shall:

(A) with respect to each Quarterly Prepayment Offer, (1) refer to Section 2.09(a) and the rights of the Purchasers thereunder, (2) specify the applicable Interest Payment Date, and (3) state the principal amount of each Note or portion thereof being offered to be prepaid together with accrued interest; and

(B) with respect to each Restricted Payment Prepayment Offer, (1) describe the facts and circumstances giving rise to such prepayment, (2) refer to Section 2.09(b) and the rights of the Purchasers thereunder, (3) specify the Restricted Payment Prepayment Date, (4) state the aggregate principal amount of the Notes being offered to be prepaid, and (5) state the principal amount of each Note or portion thereof being offered to be prepaid together with accrued interest.

(ii) To accept a Quarterly Prepayment Offer or Restricted Payment Prepayment Offer, the applicable Purchaser shall cause a notice of such acceptance to be delivered to the Issuers and Administrative Agent no later than 5:00 p.m. New York time on last day of the Prepayment Offer Period, provided, that failure to accept such offer in writing by such date shall be deemed to constitute a rejection of such Quarterly Prepayment Offer or Restricted Payment Prepayment Offer, as applicable. If accepted, the prepayment amount together with accrued interest and, with respect to any prepayment made pursuant to Section 2.09(b), any break funding payments due pursuant to Section 2.15, shall be due and payable on the applicable Interest Payment Date or Restricted Payment Prepayment Date.

(d) Declined Offers. Each Purchaser may reject all or a portion of its pro rata share of any Quarterly Prepayment Offer or Restricted Payment Prepayment Offer (each such declined offer, the “Declined Offer”) by providing written notice (each, a “Rejection Notice”) to the Issuers and the Administrative Agent no later than 5:00 p.m. New York time on the last day of the Prepayment Offer Period. Each Rejection Notice from a Purchaser shall specify the principal amount of the prepayment of Notes to be rejected by such Purchaser. The principal amount of any Declined Offer shall first be offered to each Purchaser that initially accepted such Quarterly Prepayment Offer or Restricted Payment Prepayment Offer, as applicable, on a pro rata basis and in accordance with the terms of this Section 2.09 with respect to such Quarterly Prepayment Offer or Restricted Payment Prepayment Offer, and thereafter shall be retained by the Issuers.

Section 2.10 Voluntary and Mandatory Prepayment of Notes.

(a) Voluntary Prepayments. No Issuer shall prepay the Notes pursuant to this Section 2.10 at any time on or prior to the first anniversary of the Effective Date. Thereafter, each Issuer shall have the right at any time and from time to time to prepay the Notes in whole. Prepayments shall be accompanied by accrued interest on the amounts prepaid, any break funding payments due pursuant to Section 2.15, plus, to the extent applicable, any Make-Whole Amount as required by Section 2.10(b) and any premium as required by Section 2.10(c). Any such voluntary prepayment shall be applied as specified in Section 2.10(h).

(b) Make-Whole Amount. Notwithstanding anything contained in Subsection 2.10(a) to the contrary, if at any time on or prior to the first anniversary of the Effective Date (i) any Issuer prepays all or any part of the Notes pursuant to this Section 2.10 or (ii) the Notes are accelerated for any reason pursuant to Article VII (with such acceleration being deemed to be a prepayment of the Notes accelerated or otherwise becoming due for purposes of this Section 2.10), the Issuers shall, in addition to paying all accrued and unpaid interest on the amount being prepaid, pay a premium on such amount on the date of such prepayment equal to the Make-Whole Amount determined for the date of such prepayment with respect to the principal amount of the Notes that is to be prepaid or repaid. Two Business Days prior to such prepayment (or such shorter period of time as the Required Purchasers may agree in their discretion), the Issuers shall deliver to the Purchasers a certificate of a Financial Officer of Alta Group specifying the calculation of such Make-Whole Amount as of the specified date of prepayment. The Issuers acknowledge, and the parties hereto agree, that the Purchasers have the right to maintain their respective investments in the Notes free from repayment by the Issuers (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuers in the event that the Notes are prepaid, are repaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

(c) Other Premiums. All prepayments of the Notes made after the first anniversary of the Effective Date either (i) pursuant to Sections 2.10(a) and 2.10(d) or (ii) as a result of the Notes being accelerated for any reason pursuant to Article VII (with such acceleration being deemed to be a prepayment of the Notes accelerated or otherwise becoming due for purposes of this Section 2.10) shall be subject to a premium (to be paid to Administrative Agent for the benefit of the Purchasers as liquidated damages and compensation for the costs of being prepared to make funds available hereunder with respect to the Notes) equal to the amount of such prepayment multiplied by (i) four percent (4.0%), with respect to prepayments made after the first anniversary of the Effective Date but on or prior to the second anniversary of the Effective Date, (ii) three percent (3.0%), with respect to prepayments made after the second anniversary of the Effective Date but on or prior to the third anniversary of the Effective Date and (iii) zero percent (0.0%), with respect to prepayments made after the third anniversary of the Effective Date.

(d) Prepayment Event. In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of any Notes Party or any Subsidiary in respect of any Prepayment Event, the Issuers shall, promptly after such Net Cash Proceeds are received by any Notes Party or Subsidiary, jointly and severally unconditionally prepay the Notes in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Events”, if the Issuer Representative delivers to the Administrative Agent a certificate of a Financial Officer of Alta Group to the effect that the Notes Parties intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Cash Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Notes Parties, and certifying that no Default has occurred and is continuing, no prepayment shall be required pursuant to this clause (d) in respect of the Net Cash Proceeds specified in such certificate; provided, further, that to the extent of any such Net Cash Proceeds that have not been so used to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Notes Parties (or committed to be so used) by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Net Cash Proceeds that have not been so applied. Prepayments shall be accompanied by accrued interest on the amounts prepaid, any break funding payments due pursuant to Section 2.15, plus, to the extent applicable, any Make-Whole Amount as required by Section 2.10(b) and any premium as required by Section 2.10(c). Any such mandatory prepayment shall be applied as specified in Section 2.10(h).

(e) [Intentionally Reserved].

(f) Prepayment Notice. The applicable Issuer shall notify the Administrative Agent by telephone (confirmed by facsimile) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment pursuant to this Section 2.10 by 11:00 a.m., New York time, (i) in the case of a prepayment of any Note accruing interest at the Adjusted LIBO Rate, three (3) Business Days before the date of prepayment, or (ii) in the case of a prepayment of any Note accruing interest at the CB Floating Rate, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Note or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Note, the Administrative Agent shall advise the Purchasers of the contents thereof. Each prepayment of a Note shall be applied ratably to the Notes proposed to be prepaid and, in each case any such prepayments shall be accompanied by (A) accrued interest, (B) any break funding payments required pursuant to Section 2.15, (C) any Make-Whole Amount as required by Section 2.10(b) and (D) any premium as required by Section 2.10(c).

(g) Prepayment Certificate. Concurrently with any prepayment of the Notes pursuant to Section 2.10(d), Issuer Representative shall deliver to Administrative Agent (for delivery to the Purchasers) a certificate of a Financial Officer of Alta Group demonstrating the calculation of the amount of the applicable Net Cash Proceeds. In the event that Issuer Representative shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, the Issuers shall promptly make an additional prepayment of the Notes in an amount equal to such excess, and the Issuers shall concurrently therewith deliver to Administrative Agent (for delivery to the Purchasers) a certificate of a Financial Officer of Alta Group demonstrating the derivation of such excess.

(h) Application of Prepayments; Payments Under First Lien Loan Documents.

(i) All prepayments of the Notes made pursuant to this Section 2.10 shall be applied pro rata to the outstanding principal amount of the Notes.

(ii) Each mandatory prepayment required to be made pursuant to this Section 2.10 as a result of any event or circumstance shall be reduced by the amount of any prepayment made in respect of such event or circumstance that is required to be made under the First Lien Loan Documents or Floor Plan Loan Documents, as applicable and is applied to prepay the outstanding principal amount of the First Lien Obligations under the First Lien Loan Documents or Floor Plan Loan Documents, as applicable, as follows: first, 50% to repay the First Lien Revolving Loans until the outstanding principal balance thereof has been reduced to $0 (without a corresponding permanent reduction in the related commitment, unless such prepayment results from a Prepayment Event under clause (c) of the definition thereof (in which case such prepayment would be made with a corresponding permanent reduction in the related commitment)) and 50% to repay the Floor Plan Loans until the outstanding principal balance thereof has been reduced to $0 (without a corresponding permanent reduction in the related commitment, unless such prepayment results from a Prepayment Event under clause (c) of the definition thereof (in which case such prepayment would be made with a corresponding permanent reduction in the related commitment)).

Section 2.11 Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, as applicable, to the Purchasers. Fees paid shall not be refundable under any circumstances.

Section 2.12 Interest.

(a) Each Note shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Note plus the Applicable Margin.

(b) Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Notes outstanding and, to the extent permitted by applicable law, any interest payments on the Notes or any fees or other amounts owed hereunder (including, without limitation, any break funding payments, any Make-Whole Amount or other premium), shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is the per annum interest rate otherwise payable hereunder with respect to the applicable Notes (or, in the case of any such fees and other amounts, at a rate which is the per annum interest rate otherwise payable hereunder) plus the greater of (i) 4.00% and (ii) the interest rate on daily 10-year treasury rate securities with the stated maturity of ten years (the “Default Rate”). Payment or acceptance of the increased rates of interest provided for in this Section 2.12(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Purchaser.

(c) Accrued interest on each Note shall be payable in arrears on each Interest Payment Date and on the Maturity Date for such Note; provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, and (ii) in the event of any repayment or prepayment of any Note, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(d) All interest hereunder shall accrue daily and shall be computed on the basis of a year of 360 days (which will result in more interest being paid than if computed on the basis of a 365-day year), except that interest computed by reference to the CB Floating Rate at times when the CB Floating Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day), and payable jointly and severally by the Issuers. The applicable CB Floating Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent or the Required Purchasers, and such determination shall be conclusive absent manifest error.

Section 2.13 Alternate Rate of Interest; Illegality.

(a) If prior to the commencement of any Interest Period:

(i) the Required Purchasers determine (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii) the Required Purchasers determine that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Purchasers (or Purchaser) of maintaining the Notes for such Interest Period;

then the Required Purchasers shall direct the Administrative Agent to give notice thereof to the Issuer Representative and the Purchasers through Electronic System as provided in Section 10.12 as promptly as practicable thereafter and, until the Administrative Agent notifies the Issuer Representative and the Purchasers that the circumstances giving rise to such notice no longer exist, the Notes shall be accrue interest at the CB Floating Rate plus the Applicable Margin, commencing on the last day of the then current Interest Period applicable thereto.

(b) If any Purchaser determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Purchaser or its applicable lending office to maintain the Notes accruing interest at the Adjusted LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Purchaser to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Purchaser to the Issuer Representative through the Administrative Agent, any obligations of such Purchaser to maintain the Notes accruing interest at the Adjusted LIBO Rate will be suspended until such Purchaser notifies the Administrative Agent and the Issuers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Issuer Representative agrees that the Notes shall accrue interest at the CB Floating Rate plus the Applicable Margin, commencing on the last day of the Interest Period therefor, if such Purchaser may lawfully continue to maintain the Notes accruing interest at the Adjusted LIBO Rate to such day, or immediately, if such Purchaser may not lawfully continue to maintain such Notes accruing interest at the Adjusted LIBO Rate. Upon any such conversion, the Issuers will also pay accrued interest on the amount so converted.

(c) Notwithstanding anything to the contrary herein or in any other Notes Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent (at the direction of the Required Purchasers) and the Issuers may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Purchasers and the Issuers. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Purchasers comprising the Required Purchasers have delivered to the Administrative Agent written notice that such Required Purchasers accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent (at the direction of the Required Purchasers) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Notes Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(e) The Required Purchasers will promptly notify the Issuer Representative, and the Administrative Agent (which shall notify the other Purchasers) of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Required Purchasers pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.13.

(f) Upon the Issuer Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, any continuation of any Note bearing interest by reference to the LIBO Rate shall be ineffective, and any such Note shall be converted into a Note bearing reference to the CB Floating Rate plus the Applicable Margin on the last day of the then current Interest Period applicable thereto. In the event that the LIBO Rate is not available on any determination date, then unless the Administrative Agent is notified of a replacement benchmark in accordance with the provisions herein within two Business Days’ notice, the Administrative Agent shall use the interest rate equal to the CB Floating Rate plus the Applicable Margin on the last day of the then current Interest Period applicable thereto.

Section 2.14 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Purchaser; or

(ii) impose on any Purchaser any other condition, cost or expense (other than Taxes) affecting this Agreement or Notes held by such Purchaser; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Purchaser or such other Recipient of making, continuing, converting into or maintaining any Note (or of maintaining its obligation to purchase any such Note) or to reduce the amount of any sum received or receivable by such Purchaser or such other Recipient hereunder (whether of principal, interest or otherwise), then the Issuers will pay to such Purchaser or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Purchaser or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Purchaser determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Purchaser’s capital or on the capital of such Purchaser’s holding company, if any, as a consequence of this Agreement or the Notes purchased by, such Purchaser to a level below that which such Purchaser or such Purchaser’s holding company could have achieved but for such Change in Law (taking into consideration such Purchaser’s policies and the policies of such Purchaser’s holding company with respect to capital adequacy and liquidity), then from time to time the Issuers will pay to such Purchaser such additional amount or amounts as will compensate such Purchaser or such Purchaser’s holding company for any such reduction suffered.

(c) A certificate in reasonable detail of a Purchaser setting forth the amount or amounts necessary to compensate such Purchaser or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Issuers and shall be conclusive absent manifest error. The Issuers shall pay such Purchaser the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Purchaser to demand compensation pursuant to this Section shall not constitute a waiver of such Purchaser’s right to demand such compensation; provided that the Issuers shall not be required to compensate a Purchaser pursuant to this Section for any increased costs or reductions incurred more than two hundred seventy (270) days prior to the date that such Purchaser notifies the Issuers of the Change in Law giving rise to such increased costs or reductions and of such Purchaser’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the two hundred seventy (270)-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.15 Break Funding Payment. In the event of (a) the payment of any principal of any Note other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the failure to continue or prepay any Note on the date specified in any notice delivered pursuant hereto, or (c) the assignment of any Note other than on the last day of the Interest Period applicable thereto as a result of a request by an Issuer pursuant to Section 2.18, then, in any such event, the applicable Issuer shall compensate each Purchaser for the loss, cost and expense attributable to such event. In the case of a Note, such loss, cost or expense to any Purchaser shall be deemed to include an amount determined by such Purchaser to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Note had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Note, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to continue, for the period that would have been the Interest Period for such Note), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Purchaser would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate in reasonable detail of any Purchaser setting forth any amount or amounts that such Purchaser is entitled to receive pursuant to this Section shall be delivered to the Issuers and shall be conclusive absent manifest error. The Issuers shall pay such Purchaser the amount shown as due on any such certificate within ten (10) days after receipt thereof.

Section 2.16 Taxes.

(a) Withholding Taxes; Gross-Up; Payments Free of Taxes. Any and all payments by or on account of any obligation of any Issuer under any Notes Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Issuer shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Issuers. The Issuers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by the Issuers to a Governmental Authority pursuant to this Section 2.16, the Issuer Representative shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Required Purchasers.

(d) Indemnification by the Issuers. The Issuers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient (or its Affiliates) or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto (including without limitation reasonable attorneys and tax advisors’ fees and expenses), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Issuer Representative by a Purchaser (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Purchaser, shall be conclusive absent manifest error.

(e) Indemnification by the Purchasers. Each Purchaser shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Purchaser (but only to the extent that the Issuers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Issuers to do so), and (ii) any Excluded Taxes attributable to such Purchaser, in each case, that are payable or paid by the Administrative Agent in connection with any Notes Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Purchaser by the Administrative Agent shall be conclusive absent manifest error. Each Purchaser hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Purchaser under any Notes Document or otherwise payable by the Administrative Agent to such Purchaser from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Purchasers.

(i) Any Purchaser that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Notes Document shall deliver to the Issuer Representative and the Administrative Agent, at the time or times reasonably requested by the Issuer Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Issuer Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Purchaser, if reasonably requested by the Issuer Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Issuer Representative or the Administrative Agent as will enable the Issuer Representative or the Administrative Agent to determine whether or not such Purchaser is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Purchaser’s reasonable judgment such completion, execution or submission would subject such Purchaser to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Purchaser or its Affiliates.

(ii) Without limiting the generality of the foregoing, in the event that any Issuer is a U.S. Person,

(A) any Purchaser that is a U.S. Person shall deliver to the Issuer Representative and the Administrative Agent on or prior to the date on which such Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer Representative or the Administrative Agent), an executed IRS Form W-9 certifying that such Purchaser is exempt from U.S. federal backup withholding tax;

(B) any Foreign Purchaser shall, to the extent it is legally entitled to do so, deliver to the Issuer Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Purchaser claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Notes Document, an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Notes Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Purchaser claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI;

(3) in the case of a Foreign Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Purchaser is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of an Issuer within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Purchaser is not the Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Purchaser is a partnership and one or more direct or indirect partners of such Foreign Purchaser are claiming the portfolio interest exemption, such Foreign Purchaser may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Foreign Purchaser shall, to the extent it is legally entitled to do so, deliver to the Issuer Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Purchaser becomes a Purchaser under this Agreement (and from time to time thereafter upon the reasonable request of the Issuer Representative or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Issuer Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Purchaser under any Notes Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to the Issuer Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Issuer Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Issuer Representative or the Administrative Agent as may be necessary for the Issuer Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Issuer Representative and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Purchaser and the repayment, satisfaction or discharge of all obligations under any Notes Document.

(i) Defined Terms. For purposes of this Section 2.16, the term “applicable law” includes FATCA.

Section 2.17 Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a) The Issuers shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.14 or 2.16, or otherwise) prior to 1:00 p.m., eastern time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such office designated by the Administrative Agent. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Notwithstanding anything herein to the contrary, any proceeds of Collateral or payments on Notes Party Guaranties received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, break funding payment, premium, Make-Whole Amount, fees or other sum payable under the Notes Documents (which shall be applied as specified by the Issuers) or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.10) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Purchasers so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent from the Issuers, second, to pay any fees or expense reimbursements then due to the Purchasers from the Issuers, third, to pay Default Rate then due and payable on the Notes, ratably, fourth, to pay interest (other than Default Rate) then due and payable on the Notes ratably, fifth, to the payment of any Make-Whole Amount required pursuant to Section 2.10(b), any premium required pursuant to Section 2.10(c) and break funding payments required pursuant to Section 2.15, on a pro rata basis, sixth, to prepay principal on the Notes ratably (with amounts applied to the any Notes applied to any installments due on any Notes in inverse order of maturity), seventh, to the payment of any other Secured Obligation due to the Administrative Agent or any Purchaser or any of their Affiliates by any Issuer, and eighth, to the payment of the surplus, if any, to the Issuers or whoever else may be lawfully entitled to receive such surplus. The Administrative Agent and the Purchasers shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

(c) If any Purchaser shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Notes resulting in such Purchaser receiving payment of a greater proportion of the aggregate amount of its Notes and accrued interest thereon than the proportion received by any other Purchaser, then the Purchaser receiving such greater proportion shall purchase (for cash at face value) participations in the Notes of other Purchasers to the extent necessary so that the benefit of all such payments shall be shared by the Purchasers ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Notes; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Issuers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Purchaser as consideration for the assignment of or sale of a participation in any of its Notes to any assignee or participant, other than to any Notes Party or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Issuer consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Purchaser acquiring a participation pursuant to the foregoing arrangements may exercise against any Issuer rights of set-off and counterclaim with respect to such participation as fully as if such Purchaser were a direct creditor of such Issuer in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Issuers prior to the date on which any payment is due to the Administrative Agent for the account of the Purchasers hereunder that the Issuers will not make such payment, the Administrative Agent may assume that the Issuers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Purchasers the amount due. In such event, if the Issuers have not in fact made such payment, then each of the Purchasers severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Purchaser with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Purchaser shall fail to make any payment required to be made by it pursuant to Section 2.17(c) or 10.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Purchaser for the benefit of the Administrative Agent to satisfy such Purchaser’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Purchaser under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

(f) The Administrative Agent may from time to time provide the Issuers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Issuers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Issuers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Issuers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Purchasers, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Purchasers’ right to receive payment in full at another time.

(g) At the election of the Administrative Agent (at the direction of Required Purchasers), all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 10.03), and other sums payable under the Notes Documents, may be paid from the proceeds of Notes made hereunder, whether made following a request by the Issuer Representative or a deemed request as provided in this Section or may be deducted from any deposit account of the Issuers maintained with the Administrative Agent.

Section 2.18 Mitigation Obligations; Replacement of Purchasers.

(a) If any Purchaser requests compensation under Section 2.14, or if any Issuer is required to pay any Indemnified Taxes or additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to Section 2.16, then such Purchaser shall use reasonable efforts to designate a different lending office for funding or booking its Notes purchased hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Purchaser, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser. The Issuers hereby agree to pay all reasonable costs and expenses incurred by any Purchaser in connection with any such designation or assignment.

(b) If any Purchaser shall become affected by any of the changes or events described in Section 2.14 or 2.16 and the Issuers are required to pay additional amounts or make indemnity payments with respect to such Purchaser thereunder (any such Purchaser being hereinafter referred to as a “Departing Purchaser”), then in such case, the Issuers may, upon at least five (5) Business Days’ notice to the Administrative Agent and such Departing Purchaser (or such shorter notice period specified by the Administrative Agent), designate a replacement purchaser who is not an Ineligible Institution and who is acceptable to the Required Purchasers (a “Replacement Purchaser”) to which such Departing Purchaser shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Issuers and the Departing Purchaser) of all amounts owed to such Departing Purchaser under Sections 2.14 or 2.16, assign all (but not less than all) of its interests, rights, obligations and Notes hereunder; provided, that the Departing Purchaser shall have received payment of an amount equal to the outstanding principal of its Notes, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Replacement Purchaser (to the extent of such outstanding principal and accrued interest and fees) or the Issuers (in the case of all other amounts). Upon any assignment by any Purchaser pursuant to this Section 2.18(b) becoming effective, the Replacement Purchaser shall thereupon be deemed to be a “Purchaser” for all purposes of this Agreement (unless such Replacement Purchaser was, itself, a Purchaser prior thereto) and such Departing Purchaser shall thereupon cease to be a “Purchaser” for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Section 2.14 or 2.16 and Section 10.03) while such Departing Purchaser was a Purchaser.

(c) Notwithstanding any Departing Purchaser’s failure or refusal to assign its rights, obligations and Notes under this Section 2.18, the Departing Purchaser shall cease to be a “Purchaser” for all purposes of this Agreement and the Replacement Purchaser shall be substituted therefor upon payment to the Departing Purchaser by the Replacement Purchaser of all amounts set forth in this Section 2.18 without any further action of the Departing Purchaser.

Section 2.19 Tax Treatment of Notes. The Notes are intended by the parties hereto to be treated as indebtedness of the Issuers for all federal, state, local, and foreign tax purposes. Further, the parties agree and acknowledge that the Notes have been issued with original issue discount (“OID”) for the purposes of the Code, and that information as to the issue price, the amount of OID, the issue date, and the yield to maturity may be obtained by contacting the President of the Issuer Representative at 13211 Merriman Rd, Livonia, Michigan 48150-1826, Attention: President (Facsimile No. 248-449-6701). The parties agree not to take a position for federal, state, or local income tax purposes inconsistent with this Section 2.19, including the filing of any information Tax return, unless there is a “determination” within the meaning of Section 1313 of the Code (or similar state law) to the contrary.

Section 2.20 Appointment of Issuer Representative. Each Issuer hereby appoints the Issuer Representative as its agent, attorney-in-fact and representative for the purpose of (a) making any borrowing requests or other requests required under this Agreement, (b) the giving and receipt of notices by and to Issuers under this Agreement, (c) the delivery of all documents, reports, certificates, financial statements and written materials required to be delivered by Issuers under this Agreement, and (d) all other purposes incidental to any of the foregoing. Each Issuer agrees that any action taken by the Issuer Representative as the agent, attorney-in-fact and representative of the Issuers shall be binding upon each Issuer to the same extent as if directly taken by such Issuer and any notice to the Issuer Representative shall be deemed notice to all Issuers.

Section 2.21 [Reserved].

Section 2.22 Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Purchaser is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Purchaser in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Purchaser. The provisions of this Section 2.22 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Purchaser in reliance upon such payment or application of proceeds. The provisions of this Section 2.22 shall survive the termination of this Agreement.

ARTICLE III

Representations and Warranties

The Issuers represent and warrant to the Purchasers that:

Section 3.01 Organization; Powers. Each Notes Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. All of the issued and outstanding Equity Interests owned by any Notes Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

Section 3.02 Authorization; Enforceability. The Transactions are within each Note Party’s corporate, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, limited liability company or other organizational actions and, if required, actions by equity holders. This Agreement has been duly executed as of the date hereof and delivered by each Notes Party as of the Effective Date and constitutes a legal, valid and binding obligation of each such Notes Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03 Governmental Approvals; No Conflicts. The performance by each Notes Party of its obligations under the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, operating agreement, by-laws or other organizational documents of any Notes Party or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Notes Party or its assets (as to any such violation or default to the extent it could result in a Material Adverse Effect), or give rise to a right thereunder to require any payment to be made by any Notes Party, and (d) other than pursuant to the Collateral Documents and, subject to the First Lien Intercreditor Agreement, the First Lien Loan Documents and the Floor Plan Loan Documents, will not result in the creation or imposition of any Lien on any asset of any Notes Party.

Section 3.04 Financial Condition; No Material Adverse Change.

(a) The Issuers have heretofore furnished to the Purchasers the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries (as described in such audit) as of and for the Fiscal Year ended December 31, 2018, audited by UHY LLP, independent public accountants, and the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries as of November 30, 2019 prepared by a Financial Officer (collectively, the “Historical Financial Statements”). Such financial statements for the Fiscal Year ended December 31, 2018 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such date and for such periods in accordance with GAAP, and such financial statements as of November 30, 2019 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b) The pro forma financial statements and projections delivered to the Purchasers prior to the Effective Date for the Fiscal Years ending December 31, 2020 through and including December 31, 2022 of Alta Group (the “Projections”) fairly present in all material respects the pro forma consolidated financial condition of Alta Group and its Subsidiaries after giving effect to the Transactions in accordance with GAAP, and contain reasonable assumptions and give appropriate effect to those assumptions, and are based on estimates and assumptions considered reasonable by Alta Group and the best information available to Alta Group at the time made, and use information consistent with the plans of Alta Group, it being recognized by the Administrative Agent and the Purchasers, however, that projections as to future events are not to be viewed as facts, and that the actual results during the period or periods covered by said projections probably will differ from the projected results and that such differences may be material.

(c) Since December 31, 2018 there has been no Material Adverse Effect.

Section 3.05 Properties.

(a) Each Notes Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted.

(b) Each Notes Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Notes Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the Effective Date, each Notes Party, including its ownership, is described on Schedule 3.05 hereto. The Notes Parties listed on Schedule 3.05 include all Subsidiaries of each Notes Party. Each Notes Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

Section 3.06 Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Issuer, threatened against or affecting any Notes Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Notes Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has or expects to incur any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since this date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 3.07 Compliance with Laws and Agreements. Each Notes Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.08 Investment Company Status. No Notes Party is required to register as an “investment company” under, the Investment Company Act of 1940.

Section 3.09 Taxes. Each Notes Party has timely filed or caused to be filed all federal and all material state and local Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Notes Party has set aside on its books adequate reserves.

Section 3.10 ERISA.

(a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Employee Benefit Plan complies with, and has been operated in accordance with, all applicable laws, including ERISA and the Code, and the terms of such Employee Benefit Plan, (ii) no Issuer or Guarantor has any liability for a fine, penalty, damage, or excise tax with respect to an Employee Benefit Plan, and no Issuer or Guarantor has received notice from a governmental authority, plan administrator, or participant (or any participant’s agent) that any such fine, penalty, damage or excise tax may be owing by such Issuer or Guarantor and (iii) each Employee Benefit Plan intended by an Issuer or Guarantor to be qualified under Section 401 of the Code is so qualified.

(b) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Issuers to each Purchaser in the first sentence of this Section 3.10(b) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 8.08 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 3.11 Disclosure. The Issuers have disclosed to the Purchasers all agreements, instruments and corporate or other restrictions to which it or any Notes Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No reports, financial statements, certificates or other information furnished by or on behalf of any Issuer (including without limitation any information memorandum provided to any of the Purchasers) to the Administrative Agent or any Purchaser in connection with the negotiation of this Agreement or delivered hereunder contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Issuers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such forecasts or projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Issuers, and that no Issuer makes no representation as to the attainability of such forecasts or projections or as to whether such forecasts or projections will be achieved or will materialize).

Section 3.12 Solvency. After giving effect to the Transactions, (a) the fair value of the assets of each Notes Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the assets (including contingent assets) will be sufficient to pay the probable liability of such Notes Party’s debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Notes Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) each Notes Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date; (e) no Notes Party is “insolvent” within the meaning of Section 101(32) of the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute; and (f) no Notes Party has incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Notes Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Notes Party or any of its Affiliates.

Section 3.13 Security Interest in Collateral. The provisions of this Agreement and the other Notes Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to real property, the Mortgages, or taking such other action as may be required for perfection under applicable law, such Liens will constitute, to the extent required by the Notes Documents, perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Notes Party and all third parties, and having priority over all other Liens on the Collateral other than with respect to Liens expressly permitted by Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law.

Section 3.14 Labor Disputes. There are no strikes, lockouts or slowdowns against any Notes Party pending or, to the knowledge of the Issuers, threatened. There are no labor controversies pending against or, to the knowledge of any Issuer, threatened against or affecting any Notes Party (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or the Transactions. The hours worked by and payments made to employees of the Notes Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Notes Party or any Subsidiary, or for which any claim may be made against any Notes Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Notes Party or such Subsidiary.

Section 3.15 No Default. No Default has occurred and is continuing.

Section 3.16 Federal Reserve Regulations. No part of the proceeds of any Note have been used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U, and X. No Notes Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Note hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of the Notes, not more than 25% of the value of the assets (either of any Notes Party only or of the Notes Parties and their Subsidiaries on a consolidated basis) will be Margin Stock.

Section 3.17 Subordinated Debt. All representations and warranties of any Notes Party contained in any Subordinated Debt Document are true and correct in all material respects when made. As of the Effective Date, all outstanding Subordinated Debt and Subordinated Debt Documents are described on Schedule 3.17. As of the Effective Date, there are no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise entered into in connection with the Subordinated Debt other than as described on Schedule 3.17 hereto and each Issuer represents and agrees that there will be no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise relating thereto without the prior written consent of the Administrative Agent (at the direction of Required Purchasers). Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.17 have been delivered to the Administrative Agent and the Purchasers (or their counsel) on or prior to the Effective Date. All Secured Obligations are senior debt as defined in the Subordinated Debt Documents and entitled to the benefits of the subordination and other provisions thereof. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Subordinated Debt Document and the Subordinated Debt Documents are in full force and effect.

Section 3.18 Anti-Corruption Laws and Sanctions. Each Notes Party has implemented and maintains in effect policies and procedures designed to ensure compliance by each Notes Party, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Notes Party, its Affiliates and their respective officers and employees and to the knowledge of any Notes Party its directors and agents, are in compliance with Anti-Corruption Laws in all material respects and applicable Sanctions. None of the Notes Parties nor any of their respective directors, officers or employees, or, to the knowledge of any Notes Party, any agent of any Notes Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Notes, use of proceeds or other transaction contemplated by this Agreement or the other Notes Documents will violate Anti-Corruption Laws, Anti-Terrorism Laws or applicable Sanctions. No Notes Party shall (i) violate any Anti-Terrorism Laws or (ii) engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

Section 3.19 EEA Financial Institutions. No Notes Party is an EEA Financial Institution.

Section 3.20 Material Agreements. All material dealer or similar agreements to which any Notes Party is a party or is bound as of the date of this Agreement are listed on Schedule 3.20. No Notes Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any material franchise or similar agreement to which it is a party or any other Material Agreement, or (b) any agreement or instrument evidencing or governing Material Indebtedness.

Section 3.21 Capitalization and Subsidiaries. Schedule 3.21 sets forth (a) a correct and complete list of the name and relationship to Alta Group of each Subsidiary, (b) a true and complete listing of each class of each of Alta Group’s authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.21, and (c) the type of entity of Alta Group and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Notes Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Each Note Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

Section 3.22 Use of Proceeds. The proceeds of the Notes have been used, and will be used, as set forth in Section 5.08.

Section 3.23 Affiliate Transactions. Except for agreements in the ordinary course of business at prices and on terms and conditions not less favorable to such Notes Party than could be obtained on an arm’s-length basis from unrelated third parties, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings or transactions between any Notes Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Notes Party or any members of their respective immediate families, and none of the foregoing Persons is directly or indirectly indebted to or has any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Notes Party or any Person with which any Notes Party has a business relationship or which competes with any Notes Party.

Section 3.24 First Lien and Floor Plan Transactions. All representations and warranties of any Notes Party contained in any First Lien Loan Document or Floor Plan Loan Document are true and correct in all material respects when made. As of the Effective Date, all First Lien Loan Documents and Floor Plan Loan Documents are described on Schedule 3.24. As of the Effective Date, there are no other material documents, agreements or instruments evidencing the First Lien Obligations or otherwise entered into in connection with the First Lien Obligations other than as described on Schedule 3.24 hereto. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.24 have been delivered to the Purchasers (or their counsel) on or prior to the Effective Date. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any First Lien Loan Document or any Floor Plan Loan Document and the First Lien Loan Documents and the Floor Plan Loan Documents are in full force and effect.

Section 3.25 Flagler Acquisition. The Flagler Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Flagler Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Flagler Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Flagler Acquisition or any transaction contemplated hereby. The Flagler Acquisition will be consummated on the Effective Date in accordance with the terms of the Flagler Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Purchasers. The consummation by the Issuers of the Flagler Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Notes Party. The representations and warranties of the Notes Parties and, to the knowledge of the Issuers, the other parties thereto in the Flagler Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Flagler Acquisition Documents (including all amendments thereto) have been delivered to the Purchasers prior to the Effective Date. All Indebtedness of Flagler to be paid off, and all Liens on the assets of Flagler to be released, in connection with the Flagler Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Flagler Acquisition except to the extent agreed to by the Purchasers.

Section 3.26 Liftech Acquisition. The Liftech Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Liftech Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Liftech Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Liftech Acquisition or any transaction contemplated hereby. The Liftech Acquisition will be consummated on the Effective Date in accordance with the terms of the Liftech Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Purchasers. The consummation by the Issuers of the Liftech Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Notes Party. The representations and warranties of the Notes Parties and, to the knowledge of the Issuers, the other parties thereto in the Liftech Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Liftech Acquisition Documents (including all amendments thereto) have been delivered to the Purchasers prior to the Effective Date. All Indebtedness of Liftech to be paid off, and all Liens on the assets of Liftech to be released, in connection with the Liftech Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Liftech Acquisition except to the extent agreed to by the Purchasers.

Section 3.27 Insurance. Schedule 3.27 sets forth a description of all insurance maintained by or on behalf of the Notes Parties and their Subsidiaries as of the date of this Agreement. As of the Effective Date, all premiums in respect of such insurance have been paid. Each Issuer maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 3.28 Common Enterprise. The successful operation and condition of each of the Notes Parties is dependent on the continued successful performance of the functions of the group of the Notes Parties as a whole and the successful operation of each of the Notes Parties is dependent on the successful performance and operation of each other Notes Party. Each Notes Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Notes Parties and (ii) the credit extended by the Purchasers to the Issuers hereunder, both in their separate capacities and as members of the group of companies. Each Notes Party has determined that execution, delivery, and performance of this Agreement and any other Notes Documents to be executed by such Notes Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Notes Party, and is in its best interest.

Section 3.29 B. Riley Merger/Equity Transactions. All B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the B. Riley Merger/Equity Transaction Agreements and as described on Schedule 3.29. All material agreements executed in connection with the B. Riley Merger/Equity Transaction Agreements are listed on Schedule 3.29 as the B. Riley Merger/Equity Transaction Agreements. Alta Group has raised the following amounts of cash common Equity Interests: (a) $143,750,000 from Alta Group’s initial public offering on April 12, 2019 (the “IPO Cash Common Equity”), (b) $25,000,000 that will be funded by B. Riley Principal Investments, LLC under a forward purchase agreement immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “Forward Purchase Cash Common Equity”) and (c) $35,000,000 under subscription agreements with institutional and accredited investors immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “PIPE Cash Common Equity”, and collectively with the IPO Cash Common Equity and the Forward Purchase Cash Common Equity, the “Cash Common Equity”). As of the Effective Date immediately prior to the closing of the B. Riley Merger/Equity Transactions, Alta Group will have received the Forward Purchase Cash Common Equity and the PIPE Cash Common Equity, and will have remaining cash from the IPO Cash Common Equity of at least $88,000,000 that is not subject to any redemption or any other restriction on its use by the Issuers, for a total of Cash Common Equity of at least $148,000,000 that is not subject to any redemption or any other restriction on its use by the Issuers. Such consummation of the B. Riley Merger/Equity Transactions complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the B. Riley Merger/Equity Transactions have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the B. Riley Merger/Equity Transactions have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the B. Riley Merger/Equity Transactions or any transaction contemplated hereby. The B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the terms of the B. Riley Merger/Equity Transaction Agreements, without waiver or amendment of any of the material conditions or provisions thereof except to the extent agreed to by the Purchasers. The consummation by the Issuers of the B. Riley Merger/Equity Transactions will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Notes Party. The representations and warranties of the Notes Parties and, to the knowledge of the Issuers, the other parties thereto in the B. Riley Merger/Equity Transaction Agreements are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all B. Riley Merger/Equity Transaction Agreements (including all amendments thereto) have been delivered to the Purchasers prior to the Effective Date. All Indebtedness of the Notes Parties to be paid off, and all Liens on the assets of the Notes Parties to be released, in connection with the B. Riley Merger/Equity Transactions (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the B. Riley Merger/Equity Transactions except to the extent agreed to by the Purchasers.

ARTICLE IV

Conditions to effective date

The obligations of the Purchasers to purchase the Notes hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 or addressed in a post-closing letter agreement); provided that each of such conditions must be satisfied or waived on or before the Effective Date:

Section 4.01 Notes Documents. The Purchasers (or their counsel) shall have received (a) from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Purchasers (which may include telecopy or electronic mail message transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (b) duly executed copies of the Notes Documents and such other legal opinions, certificates, documents, instruments, lien searches, and agreements and documents as the Purchasers or the Administrative Agent shall request and the completion of such other due diligence and other conditions and requirements as the Purchasers shall request in connection with the Transactions, all in form and substance satisfactory to the Purchasers and its counsel.

Section 4.02 Certificate. The Purchasers and the Administrative Agent shall have received a certificate, signed by a Financial Officer of Alta Group and in form and substance satisfactory to the Purchasers, on the Effective Date stating and showing that, after giving pro forma effect to all Notes required to be made or issued on the Effective Date and all other amounts to be paid on the Effective Date, the satisfaction of all closing conditions under this Article IV and the completion of all other Transactions to be completed on the Effective Date, (a) no Default has occurred and is continuing, (b) the representations and warranties contained in Article III are true and correct in all respects as of the date of this Agreement and as of the Effective Date, (c) all conditions precedent to the closing of the Liftech Acquisition and the Flagler Acquisition (in each case, other than payment of the consideration) are satisfied and, upon the purchase of the Notes and the payment of the consideration, the Flagler Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.25 are true and correct and the Liftech Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.26 are true and correct, (d) all financial covenants in Section 6.13 are complied with on a pro forma basis acceptable to the Purchasers, and (e) the Issuers have performed and complied with all agreements and conditions contained in this Agreement from the date of this Agreement until the Effective Date, assuming that Articles V and VI hereof are applicable from the date of this Agreement.

Section 4.03 Fees. The Purchasers and the Administrative Agent shall have received, substantially concurrently with the satisfaction or waiver of the conditions in this Article IV, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent and the Purchasers), on or before the Effective Date. All such amounts will be paid with proceeds of Notes purchased on the Effective Date and will be reflected in the funding instructions given by the Notes Parties to the Purchasers and the Administrative Agent two (2) Business Days prior to the Effective Date.

Section 4.04 Existing Indebtedness; Warrants. The Notes Parties shall have paid, concurrently with the issuance of Notes hereunder, all Indebtedness that is not permitted hereunder (including any Indebtedness of Flagler, Liftech and their Subsidiaries) and shall have terminated all credit facilities and all Liens relating thereto, all in a manner satisfactory to the Purchasers and their counsel. The Purchasers shall have received evidence that that Warrant has been paid in full and cancelled.

Section 4.05 Insurance. The Purchasers and the Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance satisfactory to the Purchasers, together with endorsements naming the Administrative Agent as additional insured and lenders’ loss payee thereunder, and otherwise in compliance with the terms of Section 5.05.

Section 4.06 First Lien Loans and Floor Plan Loans. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Issuers shall have received proceeds of (a) the First Lien Revolving Loans in an aggregate amount not to exceed $148,000,000 and (b) a Floor Plan Loan in an aggregate amount not to exceed $40,000,000 in accordance with the closing funds flow and the Purchasers and the Administrative Agent shall have received the First Lien Intercreditor Agreement duly executed by the First Lien Administrative Agent, the Floor Plan Administrative Agent and each of the Notes Parties and copies of all final First Lien Loan Documents and Floor Plan Loan Documents.

Section 4.07 B. Riley Merger/Equity Transactions. Prior to or substantially simultaneously with the purchase of the Notes hereunder, Issuers shall have consummated all B. Riley Merger/Equity Transactions, all on terms, conditions and agreements satisfactory to the Purchasers, and shall have provided the Purchasers with copies of all B. Riley Merger/Equity Transaction Agreements.

Section 4.08 Intercreditor Agreements. The Purchasers and the Administrative Agent shall have received copies of all agreements evidencing any other floor plan financing of Alta Group and its Subsidiaries and, to the extent requested by the Purchasers, copies of all agreements evidencing any other Indebtedness permitted hereunder, and shall have received intercreditor agreements, to the extent requested by the Purchasers, with respect to all floor plan financing permitted hereunder executed by all applicable providers of such floor plan financing, the Administrative Agent, the First Lien Administrative Agent and the Floor Plan Administrative Agent, each in form and substance satisfactory to the Purchasers.

Section 4.09 Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Purchasers to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation.

Section 4.10 Financial Statements; Projections. Purchasers shall have received from the Issuers (a) the Historical Financial Statements, (b) pro forma consolidated and consolidating balance sheets of Issuers and their Subsidiaries as of the Effective Date, and reflecting the Transactions to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to Purchasers, and (c) the projections referred to in Section 3.04(b).

Section 4.11 Availability. On the Effective Date and immediately after giving effect to the Transactions contemplated to occur on the Effective Date and the payment of all related costs and expenses, Issuers and their Subsidiaries shall have Availability of at least $75,000,000.

Section 4.12 Opinions of Counsel. The Purchasers, the Administrative Agent and their respective counsel shall have received originally executed copies of the written opinions of Howard & Howard Attorneys PLLC, counsel for Notes Parties, as to such matters as Purchasers may reasonably request, dated as of the Effective Date and otherwise in form and substance reasonably satisfactory to Purchasers (and each Notes Party hereby instructs such counsel to deliver such opinions to the Purchasers and the Administrative Agent).

Section 4.13 Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Issuers and their Affiliates shall be acceptable to the Purchasers in their sole discretion.

Section 4.14 USA PATRIOT Act, Etc. The Purchasers and the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including USA PATRIOT Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Notes Party.

Section 4.15 Flagler Acquisition. The Issuers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Flagler Acquisition as requested by the Purchasers.

Section 4.16 Liftech Acquisition. The Issuers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Liftech Acquisition as requested by the Purchasers.

Section 4.17 Private Placement Number. A Private Placement Number or a CUSIP Corporate Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

Section 4.18 Commitment Fee. On or prior to the Effective Date, the Issuers shall have paid to each Purchaser the fees set forth in such Purchaser’s commitment letter or other fee letter. Such fee shall be fully earned when paid and shall not be refundable for any reason.

Section 4.19 Rating. The Purchasers shall have received satisfactory evidence from Egan Jones Rating Company that, after taking into account the Transactions, the Rating on the Notes is at least BBB-

Section 4.20 Funding Notice. The Purchasers shall have received fully executed Funding Notice from the Issuers with respect to the Notes at least two Business Days prior to the Effective Date.

Section 4.21 Proceedings and Documents. The Purchasers and the Administrative Agent shall have received such certificates, documents and other customary instruments, and evidence of the satisfaction of such other conditions as requested by the Purchasers or the Administrative Agent, including satisfactory results of a completed collateral field audit examination and floor plan audit examination and supporting information. All corporate, limited liability and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Purchasers and the Administrative Agent.

ARTICLE V

Affirmative Covenants

From the date of this Agreement until the Effective Date and thereafter, until all of the Secured Obligations shall have been Paid in Full, each Issuer executing this Agreement covenants and agrees, jointly and severally with all of the other Issuers, with the Purchasers that:

Section 5.01 Financial Statements and Other Information. The Issuers will furnish to the each Purchaser:

(a) by no later than ninety (90) days after the end of each Fiscal Year, the audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by UHY LLP or other independent public accountants reasonably acceptable to the Required Purchasers (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and such report shall also include (x) a detailed summary of any audit adjustments; (y) a reconciliation of any audit adjustments or reclassifications to the previously provided quarterly financials; and (z) restated quarterly financials for any impacted periods;

(b) by no later than (i) thirty (30) days after the end of each calendar month (including each month that is also the end of a Fiscal Quarter), the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer of Alta Group as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and (ii) forty-five (45) days after the end of each Fiscal Quarter, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer of Alta Group as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) simultaneous with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each Issuer (i) certifying as to whether an Event of Default has occurred and, if an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) without limiting the other reporting obligations hereunder, contemporaneously with, or promptly after, delivery thereof to the First Lien Administrative Agent, the Floor Plan Administrative Agent or any other floor plan financing, copies of (i) notices of default under the First Lien Loan Documents, the Floor Plan Loan Documents or any other floor plan financing; (ii) availability and borrowing base reports; and (iii) all other financial or other reporting under the First Lien Loan Documents, the Floor Plan Loan Documents or any floor plan financing that relate to the financial condition of Issuers and their Subsidiaries or related to the Collateral, in each case, to the extent not already delivered to Administrative Agent or the Purchasers under this Section 5.01, unless such reporting has been waived by the First Lien Administrative Agent, the Floor Plan Administrative Agent or holders of such floor plan financing;

(e) promptly and in any event within five (5) days of the filing thereof with the IRS, the federal tax returns of each Notes Party; and

(f) promptly after any request therefor by the Administrative Agent or any Purchaser, copies of (i) any documents described in Section 101(k)(1) of ERISA that any Issuer or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that any Issuer or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if an Issuer or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable Issuer or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

(g) promptly following any request therefor, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of any Issuer by independent accountants in connection with the accounts or books of any Issuer or any Subsidiary, or any audit of any of them as the Administrative Agent or any Purchaser (through the Administrative Agent) may reasonably request;

(h) as soon as available but in any event no later than 31 days after the end of, and no earlier than 60 days prior to the end of, each Fiscal Year of Alta Group, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of Alta Group and its Subsidiaries for each month of the upcoming fiscal year in form reasonably satisfactory to the Required Purchasers;

(i) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Alta Group, and copies of all annual, regular, periodic and special reports and registration statements which the any Notes Party may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent or the Purchasers pursuant hereto;

(j) promptly, and in any event within five Business Days after receipt thereof by any Notes Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Notes Party or any Subsidiary thereof; and

(k) promptly following any request therefor, (i) a listing of accounts receivable, accounts payable and inventory, (ii) such other information regarding the operations, business affairs and financial condition of any Notes Party including a schedule of amortization required under any floor plan financing, or compliance with the terms of this Agreement, as the Administrative Agent or any Purchaser may reasonably request and (iii) information and documentation reasonably requested by the Administrative Agent or any Purchaser for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 5.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”); or (ii) on which such documents are posted on an Issuer’s behalf on an Internet or intranet website, if any, to which each Purchaser and the Administrative Agent have free access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Purchaser through the Administrative Agent) to the Issuer Representative, the Issuer Representative shall deliver paper copies of such documents to the Administrative Agent or such Purchaser until a written request to cease delivering paper copies is given by the Administrative Agent or such Purchaser and (B) the Issuer Representative shall notify the Administrative Agent and each Purchaser (by fax or through Electronic Systems) of the posting of any such documents and provide to the Administrative Agent through Electronic Systems electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Issuer with any such request by a Purchaser for delivery, and each Purchaser shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents.

Section 5.02 Notices of Material Events. The Issuers will furnish to the Administrative Agent and each Purchaser prompt (and in any event within two (2) Business Days) written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Notes Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Notes Parties in an aggregate amount exceeding $2,500,000;

(d) any material change in accounting or financial reporting practices by any Issuer or any Subsidiary, including without limitation the manner in which equipment is depreciated;

(e) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;

(f) any loss, damage, or destruction to the Collateral in the amount of $2,500,000 or more, whether or not covered by insurance;

(g) within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral having an aggregate value in excess of $2,500,000 is located;

(h) within two (2) Business Days after the occurrence thereof, any Notes Party entering into a Swap Agreement or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement or amendment;

(i) any amendment, supplement or other modification of any First Lien Loan Document, any Floor Plan Loan Document or any other floor plan financing, together with a fully executed copy of such amendment, supplement or modification; and

(j) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Issuers setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03 Existence; Conduct of Business. The Issuers will, and will cause each other Notes Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

Section 5.04 Payment of Obligations. The Issuers will, and will cause each other Notes Party to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Notes Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or give rise to the collection or enforcement of any Lien.

Section 5.05  Maintenance of Properties; Insurance. The Issuers will, and will cause each other Notes Party to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, in each case as determined by the Required Purchasers. Without limiting the foregoing, the Issuers will and will cause each other Notes Party to (i) at all times maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that is subject to a Mortgage, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 (as amended) or as otherwise required by any Purchaser, (ii) furnish to the Administrative Agent evidence of renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the Administrative Agent prompt written notice of any re-designation of any such improved real property into or out of a special flood hazard area. Each such policy of insurance shall (i) name Administrative Agent, on behalf of Purchasers as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy, contain a lenders’ loss payable clause or endorsement, satisfactory in form and substance to the Required Purchasers, that names Administrative Agent, on behalf of Purchasers, as the lenders’ loss payee thereunder and provides for at least thirty days’ prior written notice to Administrative Agent of any modification or cancellation of such policy.

Section 5.06 Books and Records; Inspection Rights; Purchaser Meetings. The Issuers will, and will cause each other Notes Party to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Issuers will, and will cause each other Notes Party to, permit any representatives designated by the Administrative Agent or any Purchaser, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Issuers will, and will cause each other Notes Party to, permit independent agents or representatives acceptable to the Administrative Agent and the Required Purchasers to conduct comprehensive field audits and floor plan audits of the each Notes Party’s books, records, properties and assets, including, without limitation, all collateral subject to the Security Documents, and the Issuers (and the Guarantors, if any) shall pay for the reasonable costs of such audits. The Issuers agree that the Administrative Agent and/or the Required Purchasers may require semi-annual appraisals of the equipment of the Notes Parties and may, require periodic appraisals of the real property of the Notes Parties if determined to be required by the Administrative Agent and/or the Required Purchasers, and may order additional appraisals upon and after the occurrence of any Event of Default. Absent an Event of Default, the Administrative Agent may conduct annual field audits and semi-annual appraisals of the equipment and inventory, subject to Section 10.03(a). Issuers will, upon the request of the Required Purchasers, participate in a meeting with the Purchasers (provided, so long as no Event of Default then exists, each Purchaser shall bear their own respective costs and expenses associated with their attendance at and/or participation in such meeting) once during each Fiscal Year to be held at Alta Group’s corporate offices (or such other location as may be agreed to by the Issuers and the Required Purchasers) at such time as may be agreed to by the Issuers and the Required Purchasers.

Section 5.07 Compliance with Laws. The Issuers will, and will cause each other Notes Party to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Issuer will, nor will it permit any other Notes Party, to be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Purchaser from making any advance or extension of credit to any Issuer or Guarantor or from otherwise conducting business with an Issuer or Guarantor, or fail to provide documentary and other evidence of any Issuer’s or Guarantor’s identity as may be reasonably requested by any Purchaser at any time to enable such Purchaser to verify each Issuer’s or Guarantor’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318. Each Issuer will maintain, and cause each Notes Party to maintain, in effect and enforce policies and procedures designed to ensure compliance by the Notes Parties and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.08 Use of Proceeds. The proceeds of the Notes will be used to repay certain existing indebtedness of the Issuers and their Subsidiaries, to finance the B. Riley Merger/Equity Transactions, the Flagler Acquisition and Liftech Acquisition, to pay costs, fees and expenses in connection with the transactions contemplated hereunder, for working capital needs and for other general corporate purposes of the Notes Parties in the ordinary course of business. No part of the proceeds of any Note will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Issuer will request any Note purchase, and no Issuer shall use, and each Issuer shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Note (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country to the extent that such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the U.S. or the European Union, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 5.09 Collateral Security; Further Assurances.

(a) To guarantee or secure the payment when due of the Secured Obligations, the Issuers will execute and deliver, or cause to be executed and delivered, to the Purchasers and the Administrative Agent, Collateral Documents granting or providing for the following:

(i) Notes Party Guaranties of all present and future Guarantors.

(ii) Security Agreements granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future accounts, chattel paper, commercial tort claims, deposit accounts, documents, farm products, fixtures, chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights (as terms are defined in the UCC) and all other personal property of each Notes Party.

(iii) Mortgages granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future material fee real property (including fixtures) of each Notes Party, together with such documents and the satisfaction of such other conditions customarily required in connection with Mortgages as reasonably determined by the Required Purchasers and at the Issuers’ expense.

(iv) All other security and collateral described in the Collateral Documents.

(b) The Issuers agree that they will promptly (and in any event within 5 Business Days) notify the Administrative Agent of the formation or acquisition of any Subsidiary or the acquisition of any assets on which a Lien is required to be granted and that is not covered by existing Collateral Documents. Each Issuer agrees that it will promptly (and in any event within 5 Business Days) execute and deliver, and cause each Notes Party to execute and deliver, promptly (and in any event within 5 Business Days) upon the request of the Administrative Agent (at the direction of Required Purchasers), such joinder agreements, Notes Party Guaranties and other Collateral Documents and other agreements, documents and instruments, each in form and substance reasonably satisfactory to the Required Purchasers, sufficient to join each Notes Party as an Issuer to this Agreement, as a Guarantor under any Notes Party Guaranty and to grant to the Administrative Agent, for the benefit of the Secured Parties, the Liens contemplated by this Agreement and the Collateral Documents. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. The Issuers will deliver, and cause each other Notes Party to deliver, to the Administrative Agent all original instruments payable to it with any endorsements thereto required by the Administrative Agent and all original certificated securities and other certificates with respect to any Equity Interests owned by any Notes Party and required to be pledged with any blank stock or other powers required by the Administrative Agent (at the direction of the Required Purchasers). Additionally, the Issuers will execute and deliver, and cause each other Notes Party to execute and deliver, promptly (and in any event within 5 Business Days) upon the request of the Administrative Agent (at the direction of Required Purchasers), such certificates, legal opinions, insurance, lien searches, environmental reports, organizational and other charter documents, resolutions and other documents and agreements as the Administrative Agent (at the direction of Required Purchasers) may reasonably request in connection therewith. The Issuers will use commercially reasonable efforts to cause each lessor of real property to any Notes Party where any material Collateral is located to execute and deliver to the Administrative Agent an agreement in form and substance reasonably acceptable to the Required Purchasers. The Issuers will execute and deliver, and cause each other Notes Party to execute and deliver, promptly (and in any event within 5 Business Days) upon the request of the Administrative Agent (at the direction of Required Purchasers), such agreements and instruments evidencing any intercompany loans or other advances among the Notes Parties, or any of them, and all such intercompany loans or other advances owing by any Issuer or owing by any Guarantor which are not owed to an Issuer shall be, and are hereby made, subordinate and junior to the Secured Obligations and no payments may be made on such intercompany loans or other advances upon and during the continuance of an Event of Default unless otherwise agreed to by the Administrative Agent (at the direction of Required Purchasers).

(c) Notwithstanding anything to the contrary in this Agreement, the Issuers acknowledge that all Subsidiaries of any of the Issuers, whether now existing or hereafter arising, are required hereunder to become an Issuer, Guarantor and Note Party, and failure to do so in accordance with the terms of this Agreement shall be an Event of Default hereunder.

Section 5.10 Additional Covenants. If at any time any Notes Party enters into or becomes a party to any instrument or agreement, relating to or amending or otherwise modifying any provisions applicable to the First Lien Credit Agreement, which includes any material covenants or defaults not substantially provided for in this Agreement or more favorable to the purchaser or purchasers thereunder than those provided for in this Agreement, then the Issuers will promptly so advise the Administrative Agent and the Purchasers. Thereupon, if the Administrative Agent or the Required Purchasers shall request, upon notice to the Issuers, the Administrative Agent and the Purchasers shall enter into an amendment to this Agreement or an additional agreement (as the Administrative Agent (at the direction of Required Purchasers) may request), providing for substantially the same material covenants and defaults as those provided for in such instrument or agreement to the extent required and as may be selected by the Administrative Agent (at the direction of Required Purchasers).

Section 5.11 Depository Banks. The Notes Parties will maintain the First Lien Administrative Agent (or such other financial institution reasonably acceptable to Required Purchasers) as such Notes Party’s principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business and as its principal source of other banking and cash management services. In addition, (a) NITCO may maintain a deposit account with Citizens Bank, N.A. for up to 120 days after the date of this Agreement, and may maintain such account (or an account with a different bank satisfactory to the Required Purchasers in place of such Citizens Bank, N.A. account) thereafter so long as such account is subject to a deposit account control agreement satisfactory to the Required Purchasers, (b) Alta Construction Equipment Florida may maintain deposit accounts required pursuant to the Flagler Acquisition Documents for up to 180 days after the date of this Agreement, or such later date as consented to by the Required Purchasers in their sole discretion, (c) NITCO may continue to maintain the deposit account with KeyBank National Association acquired pursuant to the Liftech Acquisition, so long as any funds in such account exceeding $100,000 in the aggregate shall be immediately transferred to a deposit account with the First Lien Administrative Agent, and (d) the Notes Parties may maintain such other deposit accounts as the Required Purchasers approve in their Permitted Discretion, and such deposit accounts shall be subject to the terms of the Security Agreement.

Section 5.12 Rating. The Issuers will maintain a Rating on the Notes from Egan Jones Rating Company at all times, and the Issuers will cause such rating to be updated on each anniversary of the Effective Date. The Issuers will provide each Purchaser with a copy of any rating letter or notification from Egan Jones Rating Company within five Business Days following receipt by the Issuers, in a form each Purchaser may share with their regulators, including the Securities Valuation Office of the National Association of Insurance Commissioners. Such form of rating letter or notification will identify the Notes to which such rating is applicable including the aggregate principal amount, initial interest rate, maturity date and private placement number or a CUSIP Corporate Number assigned to the Notes.

Although it will not be a Default if the Issuers fail to comply with any provision of Article V on or after the date of this Agreement and prior to the Effective Date, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the Effective Date.

ARTICLE VI

Negative Covenants

From the date of this Agreement until the Effective Date and thereafter, until all of the Secured Obligations shall have been Paid in Full, each Issuer executing this Agreement covenants and agrees, jointly and severally with all of the other Issuers, with the Purchasers that:

Section 6.01 Indebtedness. No Issuer will, nor will it permit any other Notes Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a) Secured Obligations;

(b) [reserved];

(c) First Lien Obligations, provided that any increases in the amount thereof are subject to the First Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the First Lien Intercreditor Agreement;

(d) other Indebtedness existing on the Effective Date and set forth in Schedule 6.01 and not to exceed the amounts set forth on Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that any floor plan financings set forth on Schedule 6.01 may be increased subject to compliance with Section 6.01(i) and the other terms hereof, and the outstanding borrowed amounts under floor plan financings described on Schedule 6.01 shall be subject to Section 6.01(i) below;

(e) Indebtedness among the Notes Parties, provided that any such Indebtedness owing by any Issuer shall qualify as Subordinated Debt if requested by the Administrative Agent (at the direction of Required Purchasers);

(f) Indebtedness of any Notes Party incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than those Capital Lease Obligations permitted pursuant to Section 6.01(i) below) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $3,000,000 at any time outstanding;

(g) Swap Obligations permitted under Section 6.05;

(h) Subordinated Debt, including any refinancing thereof, in each case on terms reasonably satisfactory to the Required Purchasers;

(i) Indebtedness of Notes Parties reasonably acceptable to the Required Purchasers consisting of floor plan financings (including any Floor Plan Obligations) and other vendor financing reasonably acceptable to the Required Purchasers and, if required by the Required Purchasers, subject to an intercreditor agreement reasonably acceptable to the Required Purchasers, provided that (i) the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all floor plan financings described on Schedule 6.01 shall not exceed $225,000,000 at any time, provided, further, that any Indebtedness owing to any Person and its Affiliates listed on Schedule 6.01 that is not a party to an intercreditor agreement with the Administrative Agent and reasonably acceptable to, the Required Purchasers, shall not exceed the amount designated on Schedule 6.01 for such Person and its Affiliates, regardless of whether such Indebtedness is otherwise permitted under this clause (i) or any other clause of this Section 6.01 and notwithstanding any other term of this Agreement, and (y) no Default exists or would be caused thereby; and

(j) Indebtedness of the type described in clauses (d) or (m) of the definition of Indebtedness of any Notes Party in connection with a Permitted Acquisition, not to exceed $10,000,000 in the aggregate outstanding at any time.

Notwithstanding the foregoing, the Indebtedness contemplated by Sections 6.01(a), (c), (d), (f), (i) and (j) will not be provided by any Purchaser unless each Purchaser either (x) provides its pro rata share of such Indebtedness or (y) declines to provide its pro rata share of such Indebtedness (or fails to respond within five (5) Business Days of written notice thereof), in each case on the same terms as all other Purchasers.

Section 6.02 Liens. At all times on and after the Effective Date, no Issuer will, nor will it permit any other Notes Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

(b) Liens in favor of the Administrative Agent securing the Secured Obligations and first priority Liens securing the First Lien Obligations subject to the First Lien Intercreditor Agreement;

(c) any Lien on any property or asset of any Notes Party existing on the Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of any Notes Party and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by any Notes Party; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of any Notes Party; and

(e) Liens solely on equipment of a Notes Party acceptable to the Required Purchasers purchased with Indebtedness permitted under Section 6.01(i) on terms reasonably approved in writing by the Administrative Agent (at the direction of Required Purchasers).

Notwithstanding anything herein to the contrary, the Liens securing any Indebtedness and other obligations under any floor plan financing (other than the Floor Plan Loans) shall be limited to a Lien on the inventory financed by the applicable floor plan financing and proceeds of such inventory, and any such Lien shall not attach to any other assets or any such inventory after the payment of the purchase price for such inventory.

Section 6.03 Fundamental Changes.

(a) No Issuer will, nor will it permit any other Notes Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets, or liquidate or dissolve, except that, and provided that with respect to the matters in the following clauses (ii) through (vi) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Issuer or Subsidiary may sell, transfer or lease inventory and scrap or otherwise dispose of obsolete material, inventory or equipment in the ordinary course of business upon terms substantially consistent with past practices, (ii) any Subsidiary of an Issuer may merge into an Issuer in a transaction in which an Issuer is the surviving entity, (iii) any Notes Party (other than an Issuer) may merge into any other Notes Party in a transaction in which the surviving entity is a Notes Party, (iv) any Issuer may merge into any other Issuer (other than Alta Group), (v) any Notes Party may sell, transfer, lease or otherwise dispose of its assets to any other Notes Party, and (vi) any Subsidiary may liquidate or dissolve if the Issuers determine in good faith that such liquidation or dissolution is in the best interests of the Issuers and is not materially disadvantageous to the Purchasers and all assets of such Subsidiary are transferred to a Notes Party; provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b) No Note Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of the Required Purchasers. Without limiting the foregoing, if any Note Party that is a limited liability company consummates a Division (with or without the prior consent of the Required Purchasers as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.09 and the other further assurances obligations set forth in the Notes Documents and become a Note Party under this Agreement and the other Notes Documents.

(c) No Issuer will, nor will it permit any other Notes Party to, engage to any material extent in any business other than businesses of the type conducted by the Issuers and Guarantors on the date of execution of this Agreement and businesses reasonably related thereto.

Section 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. At all times on and after the Effective Date, no Issuer will, nor will it permit any other Notes Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or make any Acquisition, except

(a) Permitted Investments;

(b) existing investments and advances described on Schedule 6.04 hereto, but no increase in the amount thereof;

(c) loans or advances solely among Notes Parties;

(d) if no Default exists or would be caused thereby, Guarantees constituting Indebtedness permitted by Section 6.01, provided that no Default exists at the time of, or would be caused by, the incurrence of such Guarantees;

(e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(f) the Notes Parties may create one or more Subsidiaries to conduct the business of the Issuers in accordance with Section 5.03 so long as such Subsidiaries promptly after their creation become Guarantors;

(g) Permitted Acquisitions; and

(h) in addition to investments, loans and advances permitted by paragraphs (a) through (g) above, other investments, loans and advances by the Issuers and the Guarantors provided that (i) the aggregate amount invested, loaned or advanced pursuant to this paragraph (h) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $500,000 in the aggregate, (ii) no Default exists or would be caused thereby, and (iii) the First Lien Available Revolving Commitments on a pro forma basis after giving effect to such additional investment, loan or advance equals or exceeds $5,000,000.

Section 6.05 Swap Agreements. No Issuer will, nor will it not permit any other Notes Party to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Notes Party has actual exposure, (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Notes Party and (c) in each case under clause (a) and (b), to the extent reasonably approved by Required Purchasers.

Section 6.06 Restricted Payments. At all times on and after the Effective Date, no Issuer will, nor will it permit any other Notes Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a) the Notes Parties may declare and pay dividends with respect to its Equity Interests payable solely in additional common shares of its Equity Interests (other than Disqualified Equity);

(b) the Notes Parties may make Restricted Payments payable solely to a Notes Party;

(c) Alta Group may make other Restricted Payments so long as (i) after giving effect to such Restricted Payment pursuant to this clause (c) the Total Leverage Ratio is less than 4.05 to 1.00 (determined as if such Restricted Payment had been made on the last day of the most recent Fiscal Quarter for which the Issuers have provided financial statements to the Purchasers pursuant to Section 5.01) and the Issuers have provided evidence of such compliance in form and substance satisfactory to the Purchasers, (ii) the Payment Condition is satisfied, and (iii) on or prior to making such Restricted Payment, the Issuers shall have prepaid the Notes if and to the extent required by this Agreement.

Notwithstanding the foregoing, the Issuers will not, and will not permit any Subsidiary to, issue any Disqualified Equity.

Section 6.07 Transactions with Affiliates. No Issuer will, nor will it permit any other Notes Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Notes Party than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions solely among Notes Parties, and in each case not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.06.

Section 6.08 Restrictive Agreements. No Issuer will, nor will it permit any other Notes Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Notes Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to an Issuer or any other Subsidiary or to Guarantee Indebtedness of the Issuers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the First Lien Credit Agreement or the Floor Plan Credit Agreement as of the Effective Date, subject to the First Lien Intercreditor Agreement, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) above shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) above shall not apply to customary provisions in leases restricting the assignment thereof.

Section 6.09 Change of Name or Location; Change of Fiscal Year. No Issuer will, nor will it permit any other Notes Party to (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Collateral Documents, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing (such acknowledgement made at the direction of the Required Purchasers) that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Required Purchasers in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Purchasers, in any Collateral), provided that, any new location shall be in the continental U.S. No Notes Party will change its Fiscal Year or Fiscal Quarter end without the prior consent of the Required Purchasers.

Section 6.10 Amendments to Agreements. No Issuer will, nor will it permit any other Notes Party to, amend, supplement or otherwise modify (a) its articles of incorporation, charter, certificate of formation, operating agreement, by-laws or other organizational document in any manner adverse to the Purchasers, (b) any First Lien Loan Document or Floor Plan Loan Document, except as permitted under the First Lien Intercreditor Agreement, or (c) any instrument or agreement evidencing or relating to any Subordinated Debt except as permitted under the applicable Subordination Agreement.

Section 6.11 Prepayment of Indebtedness; Subordinated Debt. At all times on and after the Effective Date, no Issuer will, nor will it permit any other Notes Party to, directly or indirectly (a) voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the First Lien Obligations, (ii) the Secured Obligations; (iii) Indebtedness secured by a Lien permitted by Section 6.02(c) if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance herewith; and (iv) Indebtedness permitted hereunder upon any permitted refinancing thereof in accordance herewith, or (b) make any payment or other distribution with respect to any Subordinated Debt in contravention of the applicable Subordination Agreement or with respect to any First Lien Obligations in contravention of the First Lien Intercreditor Agreement.

Section 6.12 Government Regulation. No Issuer will, nor will it permit any Notes Party to, become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Purchaser from making any advance or extension of credit to any Notes Party or from otherwise conducting business with the Issuers or Guarantors, or fail to provide documentary and other evidence of any Notes Party’s identity as may be requested by any Purchaser at any time to enable such Purchaser to verify any Notes Party’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318.

Section 6.13 Financial Covenants. The Issuers will not:

(a) Total Leverage Ratio. Permit or suffer the Total Leverage Ratio to exceed (i) 4.70 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020 but on or before December 31, 2020, (ii) 4.30 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2021 but on or before December 31, 2021, (iii) 4.20 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2022 but on or before December 31, 2022 or (iv) 4.00 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2023.

(b) First Lien Leverage Ratio. Permit or suffer the First Lien Leverage Ratio to exceed 2.50 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020.

(c) Book Value Ratio. Permit or suffer the Consolidated Note Coverage Ratio to be less than 1.10 to 1.00 at any time.

(d) Minimum EBITDA. Permit of suffer the result of (i) Consolidated EBITDA less (ii) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (A) at the price at which the applicable Notes Party sold the applicable asset, minus (B) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (B) for any depreciation or amortization thereof) to be less than $79,000,000 for the Fiscal Year ended December 31, 2019.

(e) Fixed Charge Coverage Ratio. As of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2020 for which Issuers’ financial statements have been (or should have been) delivered prior to the date on which the Issuers’ Availability is less than 10% of the Revolving Commitment, the Issuers will not permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0. Once such covenant is in effect, compliance with the covenant will be discontinued on the first day immediately succeeding the last day of the Fiscal Quarter which includes the 60th consecutive day on which the Issuers’ Availability remains in excess of 10% of the Revolving Commitment, so long as (i) no Default shall have occurred and be continuing and (ii) such covenant has not been in effect and discontinued (A) more than once in the immediately preceding twelve (12) consecutive months or (B) more than three times during the term of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the purposes of calculating the Fixed Charge Coverage Ratio, the Issuer’s historical EBITDA, Capital Expenditures and Fixed Charges generated and paid prior to the Effective Date shall be deemed equal to such amounts as set forth on Schedule 6.13(e) hereto for the applicable periods described on Schedule 6.13(e).

Section 6.14 Alta Group, Alta Holdings, and Alta Enterprises as a Holding Company. Alta Enterprises shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents and unsecured guaranties of its Subsidiaries floor plan financing with Volvo Commercial Finance LLC The Americas in respect of Volvo financing; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the First Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the First Lien Administrative Agent; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Equity Interest of each other Issuer (other than Alta Group and Alta Holdings); and (ii) performing its obligations and activities incidental thereto under the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the First Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the First Lien Administrative Agent; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises other than to Alta Group; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Group shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the First Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the First Lien Administrative Agent; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Holdings and Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Notes Documents, the Floor Plan Loan Documents and the First Lien Loan Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises or Alta Holdings; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

Section 6.15 Compliance with Anti-Terrorism and Anti-Corruption Laws and Sanctions. No Issuer will, nor will it permit any Notes Party to:

(a) (i) violate any Anti-Terrorism Laws or Anti-Corruption Laws, (ii) engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering, (iii) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any other Sanctioned Person or (iv) knowingly permit any of their respective Affiliates to violate such laws or engage in such actions; or

(b) (i) deal in, or otherwise engage in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or Sanctions, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempt to violate, any of the prohibitions set forth in any Anti-Terrorism Law or Sanctions or (iii) knowingly permit any of their respective Affiliates to do any of the foregoing.

Although it will not be a Default if the Issuers fail to comply with any provision of Article VI before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the Effective Date.

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) any Issuer shall fail to pay any principal of any Note, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c), in each case, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any Issuer shall fail to pay any interest on any Note, any break funding payment as required by Section 2.15 or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Notes Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Notes Party in or in connection with this Agreement or any other Notes Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) any Notes Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03, 5.05, 5.08, 5.09, 5.10, or 5.11 or in Article VI;

(e) any Notes Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Notes Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of fifteen (15) days after the earlier of (i) the Issuers obtaining actual knowledge of such default and (ii) notice thereof from the Administrative Agent to the Issuers (which notice will be given at the request of any Purchaser);

(f) (i) any Notes Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and all applicable grace periods thereunder shall have expired, or (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(g) [reserved];

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Notes Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Notes Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Notes Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Notes Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) any Notes Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 shall be rendered against any Notes Party or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Notes Party to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Purchasers, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Notes Party in an aggregate amount exceeding $2,500,000 for all periods;

(m) a Change in Control shall occur;

(n) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Notes Party shall fail to comply with any of the terms or provisions of any Collateral Document if the failure continues beyond any period of grace provided for in the applicable Collateral Document, or any Collateral Document granting a Lien shall for any reason fail to create a valid and perfected second priority (subject to the first priority Lien in favor of First Lien Administrative Agent and Floor Plan Administrative Agent) security interest in any material Collateral purported to be covered thereby or subordination to be created thereunder, except as permitted by the terms of this Agreement or any Collateral Document, and in each case except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Collateral Documents and except to the extent that such loss is covered by a purchaser’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;

(o) any material provision of any other Notes Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Notes Party shall challenge the enforceability of any Notes Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Notes Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(p) the cancellation or termination of any franchise agreement of any Issuer with Hyster-Yale Group, Inc. or Volvo Construction Equipment, NA (collectively, the “Material OEMs”), unless such Issuer has entered into replacement franchise agreements within 90 days of such cancellation or termination (i) with another OEM of comparable business value to the Material OEMs, and (ii) upon similar terms and conditions to the agreements cancelled or terminated with the Material OEMs, including volume, exclusivity and other requirements, each of which shall be acceptable in form and substance to the Required Purchasers in their Permitted Discretion; or

(q) any Subordination Agreement or Intercreditor Agreement shall fail to remain in full force or effect, or any event of default shall have occurred under any Subordination Agreement or Intercreditor Agreement, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any provision of any Subordination Agreement or Intercreditor Agreement; then, and in every such event (other than an event with respect to any Issuer described in clause (a), (b), (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Purchasers, shall, by notice to the Issuers, take any or all of the following actions, at the same or different times: (i) declare the Notes then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Notes so declared to be due and payable, together with accrued interest thereon, any break funding payments due pursuant to Section 2.15, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c) and all fees and other obligations of the Issuers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuers; and (ii) exercise any rights and remedies provided to the Administrative Agent under the Notes Documents or at law or equity, including all remedies provided under the UCC. In case of any event with respect to the Issuers described in clause (a) or (b) of this Article, the Administrative Agent, at the request of any Purchaser affected by such event, shall, by notice to the Issuers, take any or all of the following actions, at the same or different times: (i) declare the Notes held by such Purchaser then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Notes so declared to be due and payable, together with accrued interest thereon, any break funding payments due pursuant to Section 2.15, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c) and all fees and other obligations of the Issuers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuers; and (ii) exercise any rights and remedies provided to the Administrative Agent under the Notes Documents or at law or equity, including all remedies provided under the UCC. In case of any event with respect to the Issuers described in clause (h) or (i) of this Article, the principal of the Notes then outstanding, together with accrued interest thereon, any break funding payments due pursuant to Section 2.15, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c) and all fees and other obligations of the Issuers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuers and the Administrative Agent may exercise any rights and remedies provided to the Administrative Agent under the Notes Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE VIII

Representations and Warranties of Purchasers

Each Purchaser hereby represents and warrants to Issuers as follows:

Section 8.01 Existence. It is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization.

Section 8.02 Authority. It has the right and power and authority to enter into, to execute, to deliver and to perform its obligations under this Agreement, and its partners, officers, or agents executing and delivering this Agreement are duly authorized to do so. This Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

Section 8.03 [Reserved].

Section 8.04 Investment for Own Account. Such Purchaser is purchasing the Notes for investment for its own account and not with a view towards the sale or distribution thereof in violation of applicable securities laws of the United States or any state thereof. Such Purchaser acknowledges there are restrictions on its ability to resell the Notes under applicable securities laws and under each Issuer’s organizational documents.

Section 8.05 Transfer Restrictions. Such Purchaser understands that the offering and sale of the Notes by the Issuers is intended to be exempt from registration under the Securities Act pursuant to section 4(2) thereof; the Issuers are not registering the Notes under the Securities Act or any state securities laws; and there is no existing public or other market for the Notes. Such Purchaser understands that any certificate representing the Notes that are issued to such Purchaser may bear, in the Issuers’ discretion, the following restrictive legend and will be restricted from transfer in accordance with such legend:

“This Note has not been and will not be registered under the United States Securities Act of 1933 (the “Securities Act”) or with any securities regulatory authority of any state or other jurisdiction of the United States. The holder hereof, by purchasing or otherwise acquiring this security, acknowledges that this security has not been registered under the Securities Act. The holder agrees for the benefit of the Issuer, any distributors or dealers and any such persons’ affiliates that this security may be offered, resold, pledged or otherwise transferred only in compliance with the Securities Act and any applicable state securities laws and only (1) pursuant to Rule 144 under the Securities Act or (2) pursuant to an exemption from registration under the Securities Act, and in each case in accordance with any applicable securities laws of the states of the United States and other jurisdictions. The holder acknowledges that the purpose of the foregoing limitation is, in part, to ensure that the issuer is not required to register under the Securities Act.”

Section 8.06 Sophistication. Such Purchaser (i) is a sophisticated purchaser with respect to the purchase of the Notes, (ii) is an “accredited investor” as such term is defined pursuant to Regulation D promulgated under the Securities Act, (iii) is able to bear the economic risk associated with the purchase of the Notes, (iv) has had an opportunity to ask questions of the principal officers and representatives of the Issuers and to obtain any additional information necessary to permit an evaluation of the benefits and risks associated with the investment made hereby, (v) has adequate information concerning the business and financial condition of Issuer to make an informed decision regarding the purchase of the Notes, (vi) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of rights and assumption of liabilities of the type contemplated in this Agreement and (vii) has independently and without reliance upon any Issuer, and based on such information as such Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Purchaser has relied upon Issuers’ express representations and warranties in this Agreement and other Notes Documents. Such Purchaser acknowledges that no Issuer has given such Purchaser any investment advice, credit information or opinion as to whether the purchase of the Notes is prudent.

Section 8.07 Brokers. There are no, nor is there any basis for any, claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon such Purchaser.

Section 8.08 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuers in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the any Issuer that would cause the QPAM and such Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuers in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in any Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuers in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuers in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 8.08, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA

ARTICLE IX

The Administrative Agent

Each of the Purchasers, on behalf of itself and any of its Affiliates that are Secured Parties, hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Notes Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Notes Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the U.S., each of the Purchasers hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Purchaser’s behalf. The provisions of this Article are solely for the benefit of the Administrative Agent and the Purchasers, and the Notes Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Notes Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Notes Party or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Notes Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, and (c) except as expressly set forth in the Notes Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Notes Party or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Purchasers (or such other number or percentage of the Purchasers as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Issuer Representative or a Purchaser, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Notes Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Notes Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Notes Document, (iv) the validity, enforceability, effectiveness or genuineness of any Notes Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Notes Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. As to any matters not expressly provided for by this Agreement (including collection of any amounts due on the Notes) or any matter that would require the Administrative Agent to exercise any discretion hereunder or under any other Notes Document, including without limitation, in connection with the enforcement of any right or remedy under the Notes Documents whether before or after a default, in connection with a bankruptcy proceeding (or similar relief) or otherwise, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) solely upon the instructions of the Required Purchasers, and such instructions shall be binding; provided however, that the Administrative Agent shall not be required to take any action at the direction of the Required Purchasers or otherwise which exposes the Administrative Agent to liability or which is contrary to this Agreement or the other Notes Documents or applicable law unless the Administrative Agent is furnished with an indemnification satisfactory to Administrative Agent with respect thereto. The Administrative Agent may at any time request instructions from the Purchasers with respect to any actions or approvals which by the terms of this Agreement or of any of the other Notes Documents the Administrative Agent is permitted or required to take or to grant. Whether or not the Administrative Agent makes such a request, at all times except with respect to an express obligation set forth herein, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Purchasers, and the Administrative Agent shall not incur liability to any person by reason of so refraining. If, in performing its duties under this Agreement, the Administrative Agent is required to decide between alternative courses of action or has received conflicting directions or any other directions from Purchasers who do not satisfy the definition of Required Purchasers, the Administrative Agent may refrain from taking any action until it receives instructions from the Required Purchasers.

Each party to this Agreement acknowledges and agrees that the Administrative Agent may from time to time use one or more outside service providers for the tracking of all UCC financing statements (and/or other collateral related filings and registrations from time to time) required to be filed or recorded pursuant to the Notes Documents and the notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that each of such service providers will be deemed to be acting at the request and on behalf of Issuers. The Administrative Agent shall not be liable for any action taken or not taken by any such service provider. The Administrative Agent shall not be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action (including without limitation for refusing to exercise discretion or for withholding its consent in the absence of its receipt of, or resulting from a failure, delay or refusal on the part of any Purchaser to provide, written instruction to exercise such discretion or grant such consent from any such Purchaser, as applicable). The Administrative Agent shall not shall be liable for any error of judgment made in good faith unless it shall be proven that the Administrative Agent was grossly negligent in ascertaining the relevant facts. Nothing herein or in any other Notes Document or related documents shall obligate any the Administrative Agent to advance, expend or risk its own funds, or to take any action which in its reasonable judgment may cause it to incur any expense or financial or other liability for which it is not adequately indemnified. The Administrative Agent shall not be liable for any indirect, special or consequential damages (included but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action. Any permissive grant of power to the Administrative Agent hereunder shall not be construed to be a duty to act. Before acting hereunder, the Administrative Agent shall be entitled to request, receive and rely upon such certificates and opinions as it may reasonably determine appropriate with respect to the satisfaction of any specified circumstances or conditions precedent to such action. The Administrative Agent shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. The Administrative Agent will provide copies of notices, certificates and reports that it receives from the Issuer to the Purchasers to the extent they are not required to be delivered to Purchasers by the Issuer or any other party to this Agreement, and shall have no obligation to review such notices, certificates or reports except as expressly provided herein. The Administrative Agent shall not be under a duty to examine or independently evaluate, and shall not be charged with knowledge or notice of, the contents of any financial statements or reports delivered to it pursuant to the provisions of this Agreement or the Notes Documents, it being acknowledged that such deliveries are for the purpose of making such materials available to the Purchasers.

For purposes of clarity, phrases such as “satisfactory to the Administrative Agent,” “approved by the Administrative Agent,” “acceptable to the Administrative Agent,” “as determined by the Administrative Agent,” “in the Administrative Agent’s discretion,” “selected by the Administrative Agent,” “elected by the Administrative Agent,” “requested by the Administrative Agent,” and phrases of similar import that authorize and permit the Administrative Agent to approve, disapprove, determine, act or decline to act in its discretion shall be subject to the Administrative Agent receiving written direction from the Required Purchasers, as applicable, to take such action or to exercise such rights (it being understood that nothing contained in this Agreement or any other Notes Document shall impose a duty on the Administrative Agent to make any such determination or take any action independent of such written direction from the Required Purchasers or exercise any discretionary acts).

Each Purchaser agrees that in any instance in which this Agreement or any other Notes Document provides that the Administrative Agent’s consent may not be unreasonably withheld, provide for the exercise of the Administrative Agent’s reasonable discretion, or provide to a similar effect, it shall not in its instructions (or, by refusing to provide instruction) to the Administrative Agent withhold its consent or exercise its discretion in an unreasonable manner. It is expressly agreed and acknowledged that the Administrative Agent is not guaranteeing performance of or assuming any liability for the obligations of the Issuers or other parties hereto or any parties to the Collateral. The Administrative Agent shall not have liability for any failure, inability or unwillingness on the part of the Issuers to provide accurate and complete information on a timely basis to the Administrative Agent, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Administrative Agent’s part of any of its duties hereunder or under the other Notes Documents that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Purchasers and the Issuer Representative. The Administrative Agent may also be removed at the direction of the Required Purchasers. Upon any such resignation or removal, the Required Purchasers shall have the right, in consultation with the Issuers, to appoint a successor; provided, however, that no such consultation with the Issuers shall be required while an Event of Default exists. If no successor shall have been so appointed by the Required Purchasers and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Purchasers, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by its successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Notes Documents. The fees payable by the Issuers to a successor Administrative Agent shall be the same as those payable to its predecessor, unless otherwise agreed by the Issuers and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Purchasers and the Issuers, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Notes Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duly or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Purchasers shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Notes Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Purchaser. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.16(d) and Section 10.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Notes Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Each Purchaser acknowledges and agrees that the extensions of credit made hereunder are commercial loans and not investments in a business enterprise or securities. Each Purchaser further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Purchaser, and to make, acquire or hold Notes hereunder. Each Purchaser shall, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information (which may contain material, non-public information within the meaning of the U.S. securities laws concerning the Issuers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Notes Document, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Purchaser or assign or otherwise transfer its rights, interests and obligations hereunder.

Subject to the Administrative Agent’s rights provided in this Article IX, the Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Purchasers, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (acting at the direction of the Required Purchasers) (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Purchasers on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Purchasers or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Purchasers contained in Section 10.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Each Purchaser hereby agrees that, except as otherwise provided in any Notes Documents or with the written consent of the Administrative Agent and the Required Purchasers, it will not take any enforcement action, accelerate obligations under any Notes Documents, or exercise any right that it might otherwise have under any applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

The Purchasers are not partners or co-venturers, and no Purchaser shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Purchaser. The Administrative Agent shall have the exclusive right on behalf of the Purchasers to enforce the payment of the principal of and interest on any Notes after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.

In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. Each Purchaser authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Purchaser agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Notes Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. The Purchasers hereby authorize the Administrative Agent to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) as described in Section 10.02(c) when directed by the Required Purchasers; (ii) as permitted by, but only in accordance with, the terms of the applicable Notes Document when directed by the Required Purchasers; or (iii) if approved, authorized or ratified in writing by the Required Purchasers, unless such release is required to be approved by all of the Purchasers hereunder. Upon request by the Administrative Agent at any time, the Purchasers will confirm and direct in writing the Administrative Agent to execute any release of Collateral pursuant hereto.

The Administrative Agent shall have no obligation whatsoever to any of the Purchasers to assure that the Collateral exists or is owned by the Notes Parties or is cared for, protected, or insured or has been encumbered, or that the Liens granted to the Administrative Agent therein have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Administrative Agent pursuant to any of the Notes Documents.

Each Purchaser hereby appoints each other Purchaser as its agent for the purpose of perfecting Liens, for the benefit of the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Purchaser (other than the Administrative Agent) obtain possession of any such Collateral, such Purchaser shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

The Administrative Agent hereby disclaims any representation or warranty to the Purchasers concerning and shall have no responsibility to Purchasers for the existence, priority or perfection of the Liens and security interests granted hereunder or under any Notes Document or in the value of any of the Collateral and shall not be responsible or liable to the Purchasers for any failure to monitor or maintain any portion of the Collateral. The Administrative Agent makes no representation as to the value, sufficiency or condition of the Collateral or any part thereof, as to the title of the Issuer to the Collateral, as to the security afforded by this Agreement or any other Notes Document. The Administrative Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Administrative Agent shall not have any duty to the Purchasers as to any Collateral in its possession or in the possession of someone under its control or in the possession or control of any agent or nominee of the Administrative Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Administrative Agent shall not be under an obligation independently to request or examine insurance coverage with respect to any Collateral. The Administrative Agent shall not be liable for the acts or omissions of any bank, depositary bank, custodian, independent counsel of the Issuers or any other party selected by the Administrative Agent with reasonable care or selected by any other party hereto that may hold or possess Collateral or documents related to Collateral and the Administrative Agent shall not be required to monitor the performance of any such Persons holding Collateral. For the avoidance of doubt, the Administrative Agent shall not be responsible to the Purchasers for the perfection of any Lien or for the filing, form, content or renewal of any UCC financing statements, fixture filings, mortgages, deeds of trust and such other documents or instruments.

In connection with the exercise of any rights or remedies in respect of, or foreclosure or realization upon, any real estate-related collateral pursuant to this Agreement or any Notes Document, the Administrative Agent shall not be obligated to take title to or possession of real estate in its own name, or otherwise in a form or manner that may, in its reasonable judgment, expose it to liability. In the event that the Administrative Agent deems that it may be considered an “owner or operator” under any environmental laws or otherwise cause the Administrative Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Administrative Agent reserves the right, instead of taking such action, either to resign as Administrative Agent subject to the terms and conditions herein or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Administrative Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Administrative Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Each Purchaser hereby agrees as follows: (a) such Purchaser is deemed to have requested that the Administrative Agent furnish such Purchaser, promptly after it becomes available, a copy of each report (the “Reports”) prepared by or on behalf of the Administrative Agent; (b) such Purchaser expressly agrees and acknowledges that neither the Administrative Agent nor any Related Party (i) makes any representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein, or (ii) shall be liable for any information contained in any Report; (c) such Purchaser expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent, any of its Related Parties or any other party performing any audit or examination will inspect only specific information regarding the Notes Parties and will rely significantly upon the Notes Parties’ books and records, as well as on representations of the Notes Parties’ personnel and that the Administrative Agent and its Related Parties undertake no obligation to update, correct or supplement the Reports; (d) such Purchaser agrees to keep all Reports confidential and strictly for its internal use, not share the Report with any Notes Party and not to distribute any Report to any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, such Purchaser agrees (i) that neither the Administrative Agent nor any of its Related Parties shall be liable to such Purchaser or any other Person receiving a copy of the Report for any inaccuracy or omission contained in or relating to a Report, (ii) to conduct its own due diligence investigation and make credit decisions with respect to the Notes Parties based on such documents as such Purchaser deems appropriate without any reliance on the Reports or on the Administrative Agent or any of its Related Parties, (iii) to hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Purchaser may take or conclusion the indemnifying Purchaser may reach or draw from any Report in connection with any credit extensions that the indemnifying Purchaser has made or may make to the Notes Parties, or the indemnifying Purchaser’s participation in, or the indemnifying Purchaser’s purchase of, any Obligations and (iv) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by the Administrative Agent and any such other Person preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Purchaser.

The Purchasers hereby empower and authorize the Administrative Agent to execute and deliver to the Notes Parties on their behalf the First Lien Intercreditor Agreement and the Collateral Documents and all related agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the First Lien Intercreditor Agreement and the Collateral Documents. Each of the Purchasers (by acceptance of the benefits of the Notes Documents) hereby acknowledges that it has received a copy of the First Lien Intercreditor Agreement and the Collateral Documents, agrees that it will be bound by and will take no actions contrary to the provisions of the First Lien Intercreditor Agreement and the Collateral Documents to the extent then in effect.

The Purchasers hereby empower and authorize the Administrative Agent to execute and deliver to the Notes Parties on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases or subordinations of Collateral which shall be permitted by the terms hereof or of any other Notes Document or which shall otherwise have been approved by the Required Purchasers or all the Purchasers, as the case may be, in writing.

The Administrative Agent shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable rate), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any Benchmark Replacement Adjustment or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. The Administrative Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable rate) and absence of a designated replacement benchmark rate, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Required Purchasers in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

ARTICLE X

Miscellaneous

Section 10.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Issuers, to it at 13211 Merriman Rd, Livonia, Michigan 48150-1826, Attention: President (Facsimile No. 248-449-6701);

(ii) if to the Administrative Agent, as follows:

U.S. Bank National Association

214 N. Tryon Street, 27th Floor

Charlotte, NC 28202-1078

Attention: CDO Trust Services/James Hanley

Telephone: (312) 576-3714

Email: : james.hanley1@usbank.com; prital.patel@usbank.com;

agency.services@usbank.com

With copies to:

Nixon Peabody LLP

Exchange Place

53 State Street

Boston, MA 02109-2835

Attention: Catherine Ng

Telecopier: 866.885.0545

Email: cng@nixonpeabody.com

and:

Morgan, Lewis & Bockius LLP

One State Street, Floor 22

Hartford, CT 06103

Attention: Dan Papermaster

Telecopier: 860.240.2701

Email: daniel.papermaster@morganlewis.com

(iii) if to any other Purchaser, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b) Notices and other communications to the Purchasers hereunder may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance certificates delivered pursuant to Section 5.01 unless otherwise agreed by the Administrative Agent and the applicable Purchaser. Each of the Administrative Agent and the Issuer Representative (on behalf of the Notes Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

Section 10.02 Waivers; Amendments.

(a) No failure or delay by the Administrative Agent or any Purchaser in exercising any right or power hereunder or under any other Notes Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Purchasers hereunder and under any other Notes Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Notes Document or consent to any departure by any Notes therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the purchasing of a Note shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent or any Purchaser may have had notice or knowledge of such Event of Default at the time.

(b)       Except as set forth in this Section 10.02, neither this Agreement nor any other Notes Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Issuers and the Required Purchasers (or by the Administrative Agent on behalf of the Required Purchasers with the consent of the Required Purchasers) or, (ii) in the case of any other Notes Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent (with the consent of the Required Purchasers) and the Notes Party or Notes Parties that are parties thereto; provided that no such agreement shall (A) reduce or forgive the principal amount of any Note or reduce the rate of interest thereon, or reduce or forgive any interest, any break funding payments, any Make-Whole Amount as required by Section 2.10(b), any premium as required by Section 2.10(c) or fees or other amounts payable hereunder, without the written consent of each Purchaser directly affected thereby, (B) postpone any scheduled date of payment of the principal amount of any Note (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.10, in each case which shall only require the approval of the Required Purchasers) or any date for the payment of any interest, fees or other Obligations payable hereunder, or otherwise reduce the amount of, waive or excuse any such payment, without the written consent of each Purchaser directly affected thereby, (C) change Section 2.17(b) or (c) in a manner that would alter the manner in which payments are shared, without the written consent of each Purchaser other than as permitted hereunder (provided that it being understood and agreed that any “amend-and-extend” transaction that extends any applicable maturity or termination date only for those Purchasers that agree to such an extension (which extension may include increased pricing and fees for such extending Purchasers, and which extension shall not apply to those Purchasers that do not approve such extension) shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments), (D) change any of the provisions of this Section or the definition of “Required Purchasers”, or any other provision of any Notes Document specifying the number or percentage of Purchasers required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Purchaser, or the principal amount of the Notes that the Purchasers are to purchase pursuant to the Commitment Schedule upon the satisfaction of the conditions to effectiveness that appear in Article IV, (E) release all or substantially all of the Guarantors from their obligation under the Notes Party Guaranty (except as otherwise permitted herein or in the other Notes Documents), without the written consent of each Purchaser, (F) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, or (G) extend, postpone or change the Commitment of any Purchaser, without the written consent of each Purchaser; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. The Administrative Agent may also amend the Commitment Schedule to reflect assignments and other transactions entered into pursuant to Section 10.04. Notwithstanding the above, the Administrative Agent may (and each other Secured Party by accepting the benefits of the Collateral hereby authorizes the Administrative Agent to) enter into the First Lien Intercreditor Agreement and the Collateral Documents (including any additional Collateral Documents at any time).

(c) The Purchasers hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby agrees with the Issuers that it shall (so long as no Event of Default has occurred and is continuing), release any Liens granted to the Administrative Agent by the Notes Parties on any Collateral (i) upon the Payment in Full (other than payment and satisfaction of Unliquidated Obligations), (ii) constituting property being sold or disposed of if the Issuers certify to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to any Notes Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Purchasers pursuant to Article VII. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Notes Parties in respect of) all interests retained by the Notes Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral and the Administrative Agent shall not be required to execute any such release on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty.

(d) Notwithstanding Section 10.02(b), (i) this Agreement and any other Notes Document may be amended with the written consent of the Required Purchasers, Purchasers providing one or more additional credit facilities, the Administrative Agent and the Issuers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Notes Documents with the Notes and other extensions of credit hereunder and the accrued interest and fees in respect thereof, (y) to reasonably and appropriately include the Purchasers holding such credit facilities in any determination of the Required Purchasers and (z) to make such other technical amendments as are reasonably deemed appropriate by the Administrative Agent and the Issuers in connection with the foregoing, and (ii) any waiver, amendment or modification of any commitment letter or fee letter, if any, may be effected by an agreement or agreements in writing entered into only by the parties thereto.

(e) The Administrative Agent shall not be bound to follow or agree to any amendment or supplement to this Agreement (including, without limitation, any Benchmark Replacement Conforming Changes) that would increase or materially change or affect the duties, obligations or liabilities of the Administrative Agent (including without limitation the imposition or expansion of discretionary authority), or reduce, eliminate, limit or otherwise change any right, privilege or protection of the Administrative Agent, or would otherwise materially and adversely affect the Administrative Agent, in each case in its reasonable judgment, without such party’s express written consent.

(f) Notwithstanding anything to the contrary in this Section, if the Required Purchasers and the Issuers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Notes Documents, then the Administrative Agent and the Issuers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Notes Document.

(g) The Issuers will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser as consideration for or as an inducement to the entering into by such Purchaser of any waiver or amendment of any of the terms and provisions hereof or of any other Notes Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser even if such Purchaser did not consent to such waiver or amendment.

(h) Any consent given pursuant to this Section 10.02 or other Notes Document by a Purchaser that has transferred or has agreed to transfer its Note to (i) any Issuer, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with an Issuer and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such Purchaser, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Purchasers that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 10.03 Expenses; Indemnity; Damage Waiver.

(a) The Issuers shall jointly and severally pay (i) all reasonable out of pocket expenses incurred by each of the Administrative Agent and the Purchasers, including the reasonable fees, and documented disbursements of one counsel for the Administrative Agent and one counsel for the Purchasers, in connection with the distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Notes Documents or any amendments, modifications or waivers of the provisions of the Notes Documents (whether or not the transactions contemplated hereby or thereby shall be consummated, and including without limitation costs and expenses incurred in connection with appraisals (provided that the Issuers shall be liable for the cost of such appraisals only if such appraisals are required by applicable law or regulation or required by the Administrative Agent or the Required Purchasers after the occurrence and during the continuance of an Event of Default), insurance reviews, field examinations (internal and external fees and charges, provided that, if no Event of Default has occurred and is continuing, the (A) Issuers shall not be liable for the costs and expenses of more than four floor plan field examinations in any Fiscal Year or more than one such collateral field examination in any Fiscal Year, and (B) Administrative Agent shall not perform any independent field examinations so long as a copy of each field examination prepared by or for the First Lien Administrative Agent has been provided to Administrative Agent to satisfy the foregoing requirements), appraisals (provided that, if no Event of Default has occurred and is continuing, (A) the Issuers shall not be liable for the cost of more than one equipment appraisal in any Fiscal Year or more than such real property appraisals determined to be legally necessary by the Required Purchasers, and (B) Administrative Agent shall not perform any independent appraisals so long as a copy of each field appraisal prepared by or for the First Lien Administrative Agent has been provided to Administrative Agent to satisfy the foregoing requirements), filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens; sums paid or incurred to take any action required of any Notes Party under the Notes Documents that such Notes Party fails to pay or take; and costs and expenses of preserving and protecting the Collateral), and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Purchaser, including the fees, and documented disbursements of any counsel for the Administrative Agent or any Purchaser, in connection with the enforcement, collection or protection of its rights in connection with the Notes Documents, including its rights under this Section, or in connection with the Notes purchased issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Notes.

(b) The Issuers, jointly and severally, shall indemnify the Administrative Agent and each Purchaser, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims (whether brought by the Issuers or any other party), damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, enforcement or delivery of the Notes Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Note or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Notes Party or a Subsidiary, or any Environmental Liability related in any way to a Notes Party or a Subsidiary, (iv) the failure of a Notes Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Notes Party for Taxes pursuant to Section 2.16, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Notes Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 10.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) To the extent that any Notes Party fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent or Related Party thereof) under paragraph (a) or (b) of this Section, each Purchaser severally agrees to pay to the Administrative Agent (or any Related Party thereof), as the case may be, such Purchaser’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Issuers’ failure to pay any such amount shall not relieve the Issuers of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d) To the extent permitted by applicable law, no Notes Party shall assert, and each Notes Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Notes Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Note or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Notes Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

Section 10.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Issuer may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Purchaser (and any attempted assignment or transfer by any Issuer without such consent shall be null and void) and (ii) no Purchaser may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Purchasers) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Purchaser may assign to one or more assignees (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes at the time owing to it).

(ii) Assignments shall be subject to the following additional conditions:

(A) [reserved];

(B) [reserved];

(C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Electronic System as to which the Administrative Agent and the parties to the Assignment and Assumption are participants;

(D) the assignee, if it shall not be a Purchaser, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all purchaser-level information (which may contain material non-public information about the Notes Parties and their affiliates, the Notes Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

(E) the assignee may not be a Notes Party or any Affiliate of a Notes Party or a holder of Subordinated Debt.

For the purposes of this Section 10.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Purchaser, (b) an Affiliate of a Purchaser or (c) an entity or an Affiliate of an entity that administers or manages a Purchaser.

“Ineligible Institution” means a (a) natural person, (b) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Notes, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (c) a Notes Party or a Subsidiary or other Affiliate of a Notes Party.

(iii) From and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Purchaser under this Agreement, and the assigning Purchaser thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Purchaser’s rights and obligations under this Agreement, such Purchaser shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16 and 10.03).

(iv) [reserved].

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Purchaser and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Electronic System as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Purchaser hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Purchaser or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.17(c) or 10.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) [reserved].

(d) Any Purchaser may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Purchaser, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Purchaser as a party hereto.

Section 10.05 Survival. All covenants, agreements, representations and warranties made by the Notes Parties in the Notes Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Notes Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Notes Documents and the purchasing of any Notes, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Purchaser may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.14, 2.16 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Notes or the termination of this Agreement or any other Notes Document or any provision hereof or thereof.

Section 10.06 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Notes Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

Section 10.07 Severability. Any provision of any Notes Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Purchaser and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Purchaser or Affiliate to or for the credit or the account of any Notes Party against any of and all the Secured Obligations held by such Purchaser, irrespective of whether or not such Purchaser shall have made any demand under the Notes Documents and although such obligations may be unmatured. The applicable Purchaser shall notify the Issuers and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Purchaser under this Section are in addition to other rights and remedies (including other rights of setoff) which such Purchaser may have.

Section 10.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND THE OTHER NOTES DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(b) Each of the Purchasers and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Notes Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Notes Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof.

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court of the State of New York and of the United States District Court of the State, County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Notes Document and the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Notes Document shall affect any right that the Administrative Agent or any Purchaser may otherwise have to bring any action or proceeding relating to this Agreement or any other Notes Document against the Issuers or their properties in the courts of any jurisdiction.

(d) Each Issuer hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Notes Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Notes Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER NOTES DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12 Confidentiality.

(a) Each of the Administrative Agent and the Purchasers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees, actual and prospective investors, and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Notes Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Notes Party and its obligations, (g) with the prior consent of the Issuers, (h) to any bona fide or potential assignee or transferee in connection with the contemplated assignment or transfer by such Purchaser of any Notes, provided such potential assignees or transferees are advised of and agree to be bound by the provisions of this Section 10.12, or (i) to the extent such Information becomes (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Purchaser on a non-confidential basis from a source other than the Issuers. For the purposes of this Section, “Information” means all information received from any Issuer or any Person on any Issuer’s behalf with respect to any Notes Party or any of its or their business, other than any such information that is available to the Administrative Agent or any Purchaser on a non-confidential basis prior to disclosure by any Issuer or such Person and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Issuers or such Person after the date of this Agreement, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry shall be excluded from this definition of “Information”.

(b) The Issuers hereby acknowledge that (i) the Administrative Agent will make available to the Purchasers materials and/or information provided by or on behalf of the Issuers hereunder (collectively, “Issuer Materials”) by posting the Issuer Materials on an Electronic System, and (ii) certain of the Purchasers may be “public-side” Purchasers (i.e., Purchasers that do not wish to receive material non-public information with respect to the Issuers or their securities) (each, a “Public Purchaser”). The Issuers hereby agree that it will use commercially reasonable efforts to identify that portion of the Issuer Materials that may be distributed to the Public Purchasers and that (A) all such Issuer Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof, (B) by marking Issuer Materials “PUBLIC,” the Issuers shall be deemed to have authorized the Administrative Agent and the Purchasers to treat such Issuer Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Issuers or their securities for purposes of United States federal and state securities laws, (C) all Issuer Materials marked “PUBLIC” are permitted to be made available through a portion of the Electronic System designated “Public Investor” and (D) the Administrative Agent shall be entitled to treat any Issuer Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Electronic System not designated “Public Investor.” Notwithstanding the foregoing, all Notes Documents, all financial statements and information delivered pursuant to Section 5.01(a) and (b), shall be deemed to be marked “PUBLIC,” unless the Issuers notify the Administrative Agent promptly that any such document contains material non-public information. It is understood and agreed that the Issuers will provide Public Purchasers with a compliance certificate (as required by Section 5.01(c)) that are not populated with the actual ratio calculations and that merely provide a certification of compliance or non-compliance.

(c) THE ELECTRONIC SYSTEM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE ELECTRONIC SYSTEM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE ELECTRONIC SYSTEM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY PURCHASER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 10.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Purchasers hereunder are several and not joint and the failure of any Purchaser to make any Note or perform any of its obligations hereunder shall not relieve any other Purchaser from any of its obligations hereunder. Each Purchaser hereby represents that it is not relying on or looking to any margin stock for the repayment of the Notes provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Purchaser shall be obligated to extend credit to the Issuers in violation of any Requirement of Law.

Section 10.14 USA PATRIOT Act. Each Purchaser that is subject to the requirements of the USA PATRIOT Act hereby notifies each Notes Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Notes Party, which information includes the name and address of such Notes Party and other information that will allow such Purchaser to identify such Notes Party in accordance with the USA PATRIOT Act.

Section 10.15 Interest Rate Limitation. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Notes made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Notes made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Issuers shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Purchasers and Issuers to conform strictly to any applicable usury laws. Accordingly, if any Purchaser contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Purchaser’s option be applied to the outstanding amount of the Notes made hereunder or be refunded to Issuer. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Purchaser exceeds the Highest Lawful Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder.

Section 10.16 [Reserved].

Section 10.17 [Reserved].

Section 10.18 Appointment for Perfection. Each Purchaser hereby appoints each other Purchaser as its agent for the purpose of perfecting Liens, for the benefit of the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Purchaser (other than the Administrative Agent) obtain possession of any such Collateral, such Purchaser shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 10.19 [Reserved].

Section 10.20 Marketing Consent.

(a) The Issuers hereby authorize the Purchasers and their Affiliates, at their respective sole expense, but without any prior approval by any Issuer, to include the Issuers’ name and logo in advertising slicks posted on its internet site, in pitchbooks or sent in mailings to prospective customers, to issue news releases and publish “tombstone” advertisements and other announcements relating to this transaction in newspapers, trade journals and other appropriate media (which may include use of the logos of one or more of the Notes Parties) (collectively, “Trade Announcements”), and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless the Issuer Representative notifies the Purchasers in writing that such authorization is revoked.

(b) No Notes Party shall issue any Trade Announcement, except (i) disclosures required by applicable law, regulation, legal process or the rules of the Securities and Exchange Commission and then, in any event, such Notes Party will consult with such Purchaser before issuing such Trade Announcement or (ii) with the prior written consent of the Purchasers.

Section 10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Notes Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Notes Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Notes Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 10.22 No Fiduciary Duty, etc. Each Issuer acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Notes Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Issuers with respect to the Notes Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, any Issuer or any other person. Each Issuer agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Issuer acknowledges and agrees that no Credit Party is advising any Issuer as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Issuers shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to any Issuer with respect thereto.

Each Issuer further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Issuers and other companies with which the Issuers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, each Issuer acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Issuers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Issuer by virtue of the transactions contemplated by the Notes Documents or its other relationships with the Issuers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Issuer also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Notes Documents, or to furnish to any Issuer, confidential information obtained from other companies.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
NITCO, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	Manager of each of the above, on behalf of each of the above

ALTA EQUIPMENT HOLDINGS, INC.

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	President

[Signature Page to Note Purchase Agreement – Alta]

B. RILEY PRINCIPAL MERGER CORP.

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	Chief Financial Officer

Signature Page to Note Purchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Alexandra Rhyne
Name:	Alexandra Rhyne
Title:	Assistant Vice President

Signature Page to Note Purchase Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC, as Investment Adviser

By:	/s/ George Stone
Name:	George Stone
Title:	Managing Director

[Signature Page to Note Purchase Agreement – Alta]

SOF INVESTMENTS II, L.P.

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

[Signature Page to Note Purchase Agreement – Alta]

CONTINENTAL GENERAL INSURANCE COMPANY
By:	Continental Insurance Group Ltd.,
on behalf of Continental General Insurance Company as Manager under the Investment Management Agreement dated January 1, 2017

	By:	/s/ David Watters
	Name:	David Watters
	Title:	Authorized Signatory

[Signature Page to Note Purchase Agreement – Alta]

HAWKEYE CAPITAL MANAGEMENT

By:	/s/ Richard Rubin
Name:	Richard Rubin
Title:	Managing Member of Hawkeye Capital Management, LLC the Investment Manager of Hawkeye Capital Master

[Signature Page to Note Purchase Agreement – Alta]

CM FINANCE SPV LTD.

By:	/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Title:	Authorized Signatory

[Signature Page to Note Purchase Agreement – Alta]

Monroe Capital Corporation

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

MC Income Plus Financing SPV LLC

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

Monroe Capital Private Credit Fund III LP

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

Monroe Capital Private Credit Fund III Financing SPV LLC

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

Monroe Capital Private Credit Fund III (Unleveraged) LP

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

[Signature Page to Note Purchase Agreement – Alta]

MC Financing SPV I, LLC

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

Monroe Capital Opportunistic Private Credit Master Fund SCSp

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	Managing Director

[Signature Page to Note Purchase Agreement – Alta]

SCHEDULES

to

NOTE PURCHASE AGREEMENT

dated as of

February 3, 2020

among

B. RILEY PRINCIPAL MERGER CORP. (to be renamed ALTA EQUIPMENT GROUP INC.),

ALTA EQUIPMENT HOLDINGS, INC.,

ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,

ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,

ALTA CONSTRUCTION EQUIPMENT, L.L.C.

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,

NITCO, LLC,

and

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC,

as Issuers

The Purchasers Party Thereto

and

U.S. BANK NATIONAL ASSOCIATION,

as Administrative Agent

Reference is made to the NOTE PURCHASE AGREEMENT identified above (the “Agreement”). Unless otherwise defined, or the context otherwise clearly requires, terms defined in the Agreement shall have such meanings when used herein.

Schedule-i

SCHEDULE 3.05

NOTES PARTIES

Subsidiaries of Alta Group:

Notes Party	Ownership	Subsidiaries
Alta Group	33.9% to 47.04% by Public Stockholders 20.45% to 16.38% by Initial Stockholders and Affiliates 11.71% to 14.62% by Non-Affiliate PIPE Investors 24.87% to 31.04% by Alta Equityholders	Alta Equipment Holdings, Inc.; Alta Enterprises, LLC
Alta Equipment Holdings, Inc.	100% owned by Alta Group	Alta Enterprises, LLC
Alta Enterprises, LLC	68.33% owned by Alta Group 31.67% owned by Alta Equipment Holdings, Inc.

Alta Construction Equipment Illinois, LLC; Alta Heavy Equipment Services, LLC;

Alta Industrial Equipment Michigan, LLC; Alta Construction Equipment, L.L.C.;

Alta Industrial Equipment Company, L.L.C.; NITCO, LLC; and Alta Construction Equipment Florida, LLC

Alta Construction Equipment Illinois, LLC	100% owned by Alta Enterprises, LLC	None.
Alta Heavy Equipment Services, LLC	100% owned by Alta Enterprises, LLC	None.
Alta Industrial Equipment Michigan, LLC	100% owned by Alta Enterprises, LLC	None.
Alta Construction Equipment, L.L.C.	100% owned by Alta Enterprises, LLC	None.
Alta Industrial Equipment Company, L.L.C.	100% owned by Alta Enterprises, LLC	None.
NITCO, LLC	100% owned by Alta Enterprises, LLC	None.
Alta Construction Equipment Florida, LLC	100% owned by Alta Enterprises, LLC	None.

Schedule-1

SCHEDULE 3.06

DISCLOSED MATTERS

None.

Schedule-2

SCHEDULE 3.17

SUBORDINATED DEBT DOCUMENTS

1.	Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, Alta Enterprises, LLC, the First Lien Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

2.	Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, Alta Enterprises, LLC, the First Lien Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

3.	Darrin J. Greenawalt Separate Property Trust, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Darrin J. Greenawalt Separate Property Trust by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Darrin J. Greenawalt Separate Property Trust, Alta Enterprises, LLC, the First Lien Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative

4.	Greenawalt QSST TRUST, which will be paid off and terminated on the Effective Date.
a.	Subordination Agreement dated as of December 27, 2017 by and among Greenawalt QSST TRUST, Alta Enterprises, LLC, the First Lien Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.
b.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Darrin J. Greenawalt by Alta Enterprises, LLC.
c.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Marysa L. Greenawalt by Alta Enterprises, LLC.
d.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Nathan G. Greenawalt by Alta Enterprises, LLC.

5.	Amended and Restated ABL First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by the Notes Parties in favor of the First Lien Administrative Agent.

6.	Intercompany Subordination Agreement dated as of December 27, 2017 by and among Alta Enterprises, LLC, a Michigan limited liability company, Alta Construction Equipment Illinois, LLC, a Michigan limited liability company, Alta Heavy Equipment Services, LLC, a Michigan limited liability company, Alta Industrial Equipment Michigan, LLC, a Michigan limited liability company, Alta Construction Equipment, L.L.C., a Michigan limited liability company, Alta Industrial Equipment Company, L.L.C., a Michigan limited liability company in favor of Goldman Sachs Specialty Lending Group, L.P, which will be terminated on the Effective Date.

Schedule-3

7.	Intercompany Subordination Agreement entered into on or prior to the Effective Date by the Notes Parties in favor of the Administrative Agent.

8.	Amended and Restated Floor Plan First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by and between Floor Plan Administrative Agent and the Notes Parties.

9.	Due to the Notes Parties’ shared banking relationship, each Notes Party generates intercompany due to or due from balances. Intercompany due to and due from balances at 11/30/19 were as follows:

Operating company	12/31/19 intercompany due to balance	12/31/19 intercompany due from balance
Alta Enterprises	$0	$24,543,687
Alta Equipment Company Michigan, LLC	$24,543,687	$101,085,388
Alta Construction Equipment, LLC	$39,411,395	$112,911
Alta Industrial Equipment Company, LLC	$1,203,224	$7,401
Alta Construction Equipment Illinois, LLC	$36,659,714	$6,445,820
Alta Heavy Equipment Services	$4,642,009	$4,642,009
Nitco, LLC.	$30,377,187	$0
Total	$136,837,216	$136,837,216

Schedule-4

SCHEDULE 3.20

MATERIAL AGREEMENTS

1.	The following contracts with Volvo Construction Equipment North America, Inc.:

a.	Dealer Agreement dated February 2, 2010, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment, L.L.C.;

b.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Illinois); and

c.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Indiana).

2.	Dealer Agreement dated April 29, 2019 by and between Hyster-Yale Group, Inc. and Alta Enterprises, LLC, Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, LLC, and NITCO, LLC.

3.	The following contracts with Takeuchi Manufacturing (U.S.), LTD.:

a.	Dealer Agreement dated March 2, 2018 between Alta Construction Equipment, LLC and Takeuchi Manufacturing (U.S.), LTD.;

b.	Sales Terms and Condition dated January 1, 2016 between Takeuchi Mfg. (U.S.) Ltd. And Alta Equipment;

c.	Dealer Agreement dated in 2018, by and between Alta Construction Equipment Illinois, LLC and Takeuchi Mfg. (U.S.) Ltd.; and

d.	Alta Equipment New Territory Proposal (Illinois) dated June 1, 2018, by Takeuchi Mfg. (U.S.) Ltd.

4.	The following Contracts with JCB, Inc.:

a.	JCB Access Agreement (CT) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
b.	Construction Agreement dated April 20, 2016 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
c.	JCB Access Agreement (MA) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
d.	Construction Agreement dated in 2013 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
e.	JCB Access Agreement (ME) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
f.	JCB Access Agreement (NH) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.); and

g.	JCB Access Agreement (RI) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.)

Schedule-5

5.	The following material dealer agreements were, are or will be assigned from Flagler Construction Equipment, LLC or FlaglerCE Holdings, LLC to Alta Construction Equipment Florida, LLC upon the consummation of the Flagler Acquisition, or new agreements will be entered into by Alta Construction Equipment Florida, LLC on or after the consummation of the Flagler Acquisition:

a.	The following Contracts with Cummins Inc.:
i.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8750 Philips Highway, Jacksonville, FL 32256, dated December 6, 2017;
ii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5151 Martin Luther King Jr. Boulevard, Fort Meyers, FL 33905, dated December 6, 2017;
iii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 9601 Boggy Creek Road, Orlando, FL 32824, dated December 6, 2017;
iv.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated December 6, 2017; and
v.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5210 Reese Road, Davie, FL 33314, dated December 6, 2017.

b.	Dealer Agreement between Kolberg-Pioneer, Inc., Johnson Crushers International, Inc., Astec Mobile Screens, Inc., and Flagler Construction Equipment, 8418 Palm River Road, Tampa, FL 33619, dated December 20, 2018 and Addendum.

c.	Dealer Sales and Service Agreement between Volvo Construction Equipment North America, Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated August 22, 2019

d.	The following Contracts with Takeuchi Mfg. (US), Ltd.:

i.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
ii.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and FlaglerCE Holdings, LLC, dated January 28, 2019;
iii.	Sales Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
iv.	Dealer Agreement, between Takeuchi Manufacturing (U.S.) Ltd and Flagler Construction Equipment, LLC, dated February 17, 2017; and
v.	Individual Guaranty, between Takeuchi Manufacturing (U.S.) Ltd. (as Secured Party) and Thomas Holmes (as Guarantor).

6.	The following dealer agreements were, are or will be assigned from Liftech Equipment Companies, Inc. to NITCO, LLC upon the consummation of the Liftech Acquisition, or new agreements will be entered into by NITCO, LLC on or after the consummation of the Liftech Acquisition:

a.	Sales & Service Distributor Agreement by and between Doosan Infracore Portable Power and Liftech Equipment Companies, Inc. dated as of April 1, 2019.
b.	Dealer Agreement by and between Hyster-Yale Group, Inc. and Liftech Equipment Companies, Inc. dated as of April 1, 2016.
c.	Authorized North American Distributor Agreement by and between Trackmobile LLC and Liftech Equipment Companies, Inc. dated as of April 16, 2018.
d.	Dealership Agreement (Massachusetts) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
e.	Dealership Agreement (New York) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
f.	Dealership Agreement (Vermont) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
g.	Dealer Agreement by and between Mariotti USA Inc. and Liftech Equipment Companies, Inc. dated as of April 19, 2016.
h.	Distributor Sales and Service Agreement dated June 6, 2005 by and between Liftech Equipment Companies, Inc. and JLG Industries, Inc.

i.	Authorized North American Distributor Agreement by and between Zephir SPA and Liftech Equipment Companies, Inc. dated as of December 15, 2017.

Schedule-6

SCHEDULE 3.21

CAPITALIZATION AND SUBSIDIARIES

Subsidiaries of Alta Group:

Subsidiary	Ownership	Type of Entity
Alta Equipment Holdings, Inc.	100% owned by Alta Group	C Corporation
Alta Enterprises, LLC	68.33% owned by Alta Group 31.67% owned by Alta Equipment Holdings, Inc.	Limited Liability Company
Alta Construction Equipment Illinois, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Heavy Equipment Services, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Michigan, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Company, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
NITCO, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment Florida, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company

Equity Interest of Alta Group:

Notes Party	Equity Interest	Type of Entity
Alta Group	33.9% to 47.04% by Public Stockholders 20.45% to 16.38% by Initial Stockholders and Affiliates 11.71% to 14.62% by Non-Affiliate PIPE Investors 24.87% to 31.04% by Alta Equityholders	C Corporation

Schedule-7

SCHEDULE 3.24

FIRST LIEN LOAN DOCUMENTS AND FLOOR PLAN LOAN DOCUMENTS

1.	Fifth Amended and Restated ABL First Lien Credit Agreement
2.	Third Amended and Restated ABL First Lien Pledge and Security Agreement
3.	ABL First Lien UCC-1 Financing Statements
4.	Amended and Restated ABL First Lien Patent and Trademark Security Agreement
5.	Amended and Restated ABL First Lien Collateral Assignment of Business Interruption Insurance
6.	ABL First Lien Collateral Assignment of Representation and Warranty Insurance
7.	ABL First Lien Assignment of Purchase Documents (Flagler)
8.	ABL First Lien Assignment of Purchase Documents (Liftech)
9.	Amended and Restated ABL First Lien Guaranty
10.	Amended and Restated ABL First Lien Intercompany Subordination Agreement
11.	ABL First Lien Opening Borrowing Base Certificate
12.	ABL First Lien Initial Borrowing Request/Disbursement Authorizations/Funds Flow
13.	ABL First Lien Borrowing Request form
14.	ABL First Lien Solvency, Acquisition, and Opening Compliance Certificate
15.	ABL First Lien Designated Authority Form
16.	Floor Plan First Lien Credit Agreement
17.	Floor Plan First Lien Pledge and Security Agreement
18.	Floor Plan First Lien UCC-1 Financing Statements
19.	Floor Plan First Lien Patent and Trademark Security Agreement
20.	Floor Plan First Lien Collateral Assignment of Business Interruption Insurance
21.	Floor Plan First Lien Collateral Assignment of Representation and Warranty Insurance
22.	Floor Plan First Lien Assignment of Purchase Documents (Flagler)
23.	Floor Plan First Lien Assignment of Purchase Documents (Liftech)
24.	Floor Plan First Lien Guaranty
25.	Floor Plan First Lien Intercompany Subordination Agreement
26.	Floor Plan First Lien Opening Borrowing Base Certificate
27.	Floor Plan First Lien Initial Borrowing Request/Disbursement Authorizations/Funds Flow
28.	Floor Plan First Lien Borrowing Request form
29.	Floor Plan First Lien Solvency, Acquisition, and Opening Compliance Certificate
30.	Floor Plan First Lien Designated Authority Form
31.	ABL/Floor Plan Intercreditor Agreement
32.	First Lien/Second Lien Intercreditor Agreement
33.	Vendor Floor Plan Financing Intercreditor Agreements
(a)	HYG Financial Services, Inc.
(b)	VFS US LLC
(c)	Terex Financial Services, Inc.
(d)	De Lage Landen Financial Services, Inc.
(e)	Wells Fargo Commercial Distribution Finance, LLC
(f)	PNC Equipment Finance LLC
(g)	Takeuchi Mfg Ltd.
34.	Deposit Account Control Agreement
35.	Collateral Access Agreements
36.	Bailee Waivers
37.	Insurance Certificates and Endorsements
38.	Opinion of counsel for the Borrowers

Schedule-8

39.	Secretary’s Certificates with certified charter documents, operating agreement, good standing certificate, and resolutions attached for each Borrower
(a)	Alta Equipment Group, Inc.
(b)	Alta Equipment Holdings, Inc.
(c)	Alta Enterprises, LLC
(d)	Alta Construction Equipment Illinois, LLC
(e)	Alta Heavy Equipment Services, LLC
(f)	Alta Industrial Equipment Michigan, LLC
(g)	Alta Construction Equipment, L.L.C.
(h)	Alta Industrial Equipment Company, L.L.C.
(i)	NITCO, LLC
(j)	Alta Construction Equipment Florida, LLC
40.	Beneficial Ownership Certificate

Schedule-9

SCHEDULE 3.27

INSURANCE

See attached.

Schedule-10

SCHEDULE 3.29

B. RILEY MERGER / EQUITY TRANSACTIONS

B. Riley Merger/Equity Transactions

On December 12, 2019, B. Riley Principal Merger Corp., a Delaware corporation (“BRPM”), and BRPM’s wholly-owned subsidiary BR Canyon Merger Sub Corp., a Michigan corporation (“Merger Sub”), Alta Holdings and Ryan Greenawalt (“Greenawalt”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Alta Holdings, the separate corporate existence of Merger Sub will thereupon cease, and Alta Holdings will become a wholly-owned subsidiary of BRPM (collectively, the “Acquisition”). Upon the closing of the Acquisition and on the Effective Date BRPM will change its name to “Alta Equipment Group Inc.”

Upon consummation of the Merger, the holder of each share of common stock of Alta Holdings will receive, in respect of such share, such holder’s pro rata the portion of (a) 7,300,000 shares of common stock of BRPM (with an assumed value of $10.00 / share), and (b) $10,050,000 in cash.

Subject to the terms and conditions set forth in the Merger Agreement and the other B. Riley Merger/Equity Transaction Agreements, on the Effective Date BRPM will pay off the existing Indebtedness of Alta Holdings and its Subsidiaries, which is anticipated to be approximately $295 million, and Alta Holdings’s equityholders, which include Greenawalt (the “Sellers”), will receive aggregate consideration with a value equal to $119 million, which will consist of: (a) $43 million in cash, and (b) $76 million of shares of BRPM’s common stock, or 7,600,000 shares valued at $10.00 per share. Sponsor will forfeit 1,470,855 shares of Class B common stock (the “Founder Shares”) to BRPM for cancellation upon the Effective Date.

BRPM will obtain the debt financing (as described below), (a) BRPM will have an aggregate of at least $143 million of cash available from the trust account (the “trust account”) established in connection with BRPM’s initial public offering (the “IPO”) and from equity financing sources, and (b) Alta Group’s Consolidated EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (i) at the price at which the applicable Notes Party sold the applicable asset, minus (ii) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (ii) for any depreciation or amortization thereof) will be at least $79 million as measured for the Fiscal Year ended December 31, 2019.

Pursuant to a forward purchase agreement, immediately prior to the Effective Date, Sponsor or its Affiliate will purchase $25,000,000 of BRPM’s units at a price of $10.00 per unit, or an aggregate of 2,500,000 units, each comprised of one share of Class A common stock (the “forward purchase shares”) and one-half of one warrant (the “forward purchase warrants”). The forward purchases will be made regardless of whether any shares of Class A common stock are redeemed in connection with Transactions (collectively, the “Equity Financing”).

In addition to the Equity Financing, BRPM has entered into subscription agreements with institutional and accredited investors (the “PIPE investors”), which include Affiliates of Sponsor, on December 12, 2019, pursuant to which such investors will purchase, immediately prior to the Effective Date, an aggregate of $35,000,000 of BRPM’s shares of Class A common stock at a price of $10.00 per share, or an aggregate of 3,500,000 shares of Class A common stock (the “PIPE Financing”), subject to certain conditions, including the approval of the transactions contemplated herein. As an inducement to enter into the subscription agreements, the PIPE investors that are not affiliated with Sponsor will receive an aggregate of 142,895 additional shares of BRPM’s Class A common stock and an aggregate of 1,018,125 of BRPM’s warrants, and, upon the Effective Date, the Sponsor will forfeit an equal number of Founder Shares to BRPM for cancellation and Sponsor or its Affiliates will transfer an equal number of forward purchase warrants to BRPM.

Schedule-11

On the Effective Date, BRPM will acquire the Warrant to purchase membership interest in Alta Enterprises from Goldman Sachs Lending Group L.P. for $29,620,110.

On the Effective Date, BRPM will contribute the remaining IPO proceeds (which the amount of such proceeds will be known after the redemption period closes) to Alta Enterprises in exchange for limited liability company interests of Alta Enterprises.

On the Effective Date, BRPM will transfer cash in the aggregate amount of $2,950,000 to certain key employees of the Issuers in connection with the Acquisition and termination of the Alta Enterprises’s Equity Linked Incentive Plan.

 On the Effective Date, BRPM will obtain credit facilities equal to an aggregate of $310 million (the “Debt Financing”) for the purpose of financing the repayment of existing Indebtedness of Alta Holdings and its Subsidiaries, a portion of the consideration payable under the Merger Agreement, costs and expenses incurred by the parties in connection with the Transactions and general corporate expenditures. Such credit facilities will be comprised of a term loan facility from the Purchasers in an aggregate principal amount of either $155 million or $165 million and an asset-based loan revolving credit facility from the First Lien Lenders in an aggregate principal amount of up to $300 million, of which no more than $148 million will be drawn on the Effective Date.

Concurrently with and contingent upon the Effective Date, NITCO will consummate the Liftech Acquisition and Alta Construction Equipment Florida will consummate the Flagler Acquisition. Each of the Liftech Acquisition and Flagler Acquisition are currently under non-binding letters of intent, for an aggregate purchase price of $95 million, to be funded by the equity and Indebtedness proceeds raised in connection with the Transactions.

The Transactions will be financed and consummated in a manner consistent with the sources and uses set forth below (the “Sources and Uses”).

Sources and Uses ($ in millions)
Sources	No Redemption	Max Redemption
Proceeds from Trust Account	$145	$84
Forward Purchase	25	25
Seller Rollover Equity	76	76
PIPE	35	35
Draw on New Term Loan	155	165
Draw on New ABL	140	148
Total Sources	$576	$533

Uses	No Redemption	Max Redemption
Payoff Existing Alta Holdings and Subsidiaries’ Indebtedness	$295	$295
Cash Proceeds to Seller	43	43
Seller Rollover Equity	76	76
Additional Acquisitions	95	95
Estimated Fees and Expenses	20	20
Excess Cash	62	—
Total Uses	$591	$529

Schedule-12

B. Riley Merger/Equity Transaction Agreements:

1.	Merger Agreement
2.	Ancillary agreements entered into in connection with the Merger Agreement, including the following to be filed or entered into at closing of the Merger Agreement:
a.	Third Amended and Restated Certificate of Incorporation of BRPM
b.	Certificate of Merger to be filed with the Delaware Secretary of State
c.	Letter of Transmittal from the Greenawalt Trust
d.	Company Bringdown Certificate from Alta Holdings
e.	Minimum EBITDA and Maximum Indebtedness Certificate from Alta Holdings
f.	FIRPTA Certificate from Alta Holdings
g.	Participant Release Agreements between Alta Holdings and each key employee receiving a cash payment in connection with the transactions contemplated by the Merger Agreement and the termination of Alta Enterprises’s Equity Linked Incentive Plan
h.	Registration Rights Agreements between Alta Holdings and the Greenawalt Trust
i.	Parent Bringdown Certificate from BRPM
j.	Warrant Purchase Agreement between Alta Enterprises and Goldman Sachs & Co. LLC
k.	Subscription Agreements between BRPM and certain investors
l.	Forward Purchase Agreement between BRPM and certain of its affiliates.

Schedule-13

SCHEDULE 6.01

EXISTING INDEBTEDNESS

Lender	Credit Limit	Description of the Indebtedness/ Underlying Debt Documents
HYG Financial Services, Inc.	Current: $40 Million Limit: $44 Million

Floor Flan Financing Facility

Dealer Financing and Security Agreement dated December 22, 2017 by and among HYG Financial Services, Inc., Alta Industrial Equipment Michigan, LLC, and Alta Industrial Equipment Company, L.L.C.

Volvo Commercial Finance LLC The Americas VFS US LLC	Current: $82.5 Million Limit: $86.6 Million

Floor Flan Financing Facility

-      Floor Plan Financing and Security Agreement dated December 20, 2017 by and between Volvo Financial Services, a Division of VFS US LLC and Alta Construction Equipment Illinois, LLC

-      Floor Plan Financing and Security Agreement dated December 15, 2009 by and between Alta Construction Equipment, LLC and Volvo Financial Services, a Division of VFS US LLC, as amended on December 20, 2017.

Equipment Lease, financed inventory

Terex Financial Services, Inc.	Current: $1 Million Limit: $1.5 Million

Floor Flan Financing Facility

Master Note and Security Agreement dated May 9, 2014 by and between Terex Financial Services, Inc. and Alta Construction Equipment, L.L.C.

Master Note and Security Agreement dated August 10, 2018 by and between Terex Financial Services, Inc. and Alta Construction Equipment Illinois, LLC

De Lage Landen Financial Services, Inc.	Current: $10 Million Limit: $11 Million

Floor Flan Financing Facility

Agreement for Inventory Financing dated December 7, 2017 by and between Alta Construction Equipment, L.L.C., Alta Construction Equipment Illinois, LLC, and De Lage Landen Financial Services, Inc.

Schedule-14

Lender	Credit Limit	Description of the Indebtedness/ Underlying Debt Documents
Wells Fargo Commercial Distribution Finance, LLC	N/A after liquidation to PNC	Floor Flan Financing Facility for JCB equipment (Liquidating to PNC Equipment Finance, LLC)
PNC Equipment Finance, LLC	Current: $19.5 Million Limit: $20.5 Million	Floor Flan Financing Facility for JCB equipment
Link-Belt Construction Equipment Company, L.P.	Current: $4 Million	Extended payable terms from vendor for purchase of parts and equipment Equipment Financing, consigned goods
MB Equipment Finance, LLC, MB Financial Bank, N.A., and all assignors and successors of the foregoing	Current: Collectively, $2,500,000	Equipment on operating lease under a Master Lease Agreement
Landoll Corporation	Current: $1,000,000	Extended payable terms from vendor for purchase of parts and equipment
Exxon Mobile	Current: $100,000	Extended payable terms from vendor for purchase of fuels
JLG Industries, Inc.	Current: $200,000	Extended payable terms from vendor for purchase of parts and equipment
Takeuchi Mfg. (U.S.), Ltd.	Current: $10 Million	Extended payable terms from vendor for purchase of parts and equipment
Manitou America, Inc.	Current: $700,000	Extended payable terms from vendor for purchase of parts and equipment
Terex Financial Services, Inc.	Current: $5 Million	Equipment Lease
LaSalle Systems Leasing, Inc. MB Financial Bank, N.A First Bank of Highland Park	Current: $1 Million	Equipment Lease
HYG Financial Services, Inc.	Current: $6 Million	Equipment Lease
Hyster-Yale Group, Inc.	Current: $1 Million	Financed Inventory
Volvo Construction Equipment North America, LLC	Current: $1 Million	Financed Inventory
JCB, Inc.	Current: $0.5 Million	Financed Inventory

Schedule-15

Lender	Credit Limit	Description of the Indebtedness/ Underlying Debt Documents
Goldman Sachs Specialty Lending Group, L.P.	Current: $71.22 Million

Note Purchase Agreement, dated December 27, 2017, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C.,  Alta Industrial Equipment Company, L.L.C., the Purchasers (as defined in the Note Purchase Agreement) party thereto, and Goldman Sachs Specialty Lending Group, L.P., as amended by that certain Joinder and Third Amendment to Note Purchase Agreement, dated May 1, 2019, adding NITCO, LLC as an Issuer, and as amended by that certain Joinder to Note Purchase Agreement, to be entered into on or prior to the Effective Date, adding Alta Construction Equipment Florida, LLC as an Issuer.

To be terminated on the Effective Date.

C&B Manufacturing Inc. dba Hitchdoc	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment
Fair Manufacturing Inc.	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment

Schedule-16

SCHEDULE 6.02

EXISTING LIENS

Debtor	Secured Party(ies)	Jurisdiction	Filing Date and File Number
ALTA ENTERPRISES, LLC	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000660-2
	Fair Manufacturing Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/3/2019 Filing No.: #20191003000509-2
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC	Takeuchi MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/11/2017 Filing No: #20171011000862-9
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000658-7
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 7/30/2018 Filing No.: #20180730001010-1
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC, AND ALL ITS SUBSIDIARIES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 9/27/2018 Filing No.: #20180927000747-5
	ALTA HEAVY EQUIPMENT SERVICES, LLC Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000662-0

Schedule-17

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC	LASALLE SOLUTIONS, A DIVISION OF MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/15/2016 Filing No.: #20161115000241-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000470-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000356-8
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000667-5
	Hyster-Yale Group, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000654-2
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/13/2018 Filing No.: #20180313000064-2
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/29/2018 Filing No.: #20181229000018-2
	Wells Fargo Commercial Distribution Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000961-1
ALTA CONSTRUCTION EQUIPMENT, L.L.C.	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/12/2009 Filing No. #2009145134-7
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/15/2009 Filing No.: #2009175268-6

Schedule-18

Link-Belt Construction Equipment Company, L.P., LLLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133701-9
Link-Belt Construction Equipment Company, L.P., LLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133713-4
TAKEUCHI MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2012 Filing No.: #2012179033-0
VFS US LLC; ET AL	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/27/2013 Filing No.: #2013134405-6
JLG INDUSTRIES, INC. for itself and as a representative of certain of its affiliates	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/28/2014 Filing No.: #2014029498-7
Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/13/2014 Filing No.: #2014068495-8
Volvo Construction Equipment North America, LLC, and all its subsidiaries	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/17/2015 Filing No.: #2015174384-4
C&B Manufacturing Inc., dba Hitchdoc	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/16/2016 Filing No.: #2016068080-3
MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/17/2017 Filing No.:#20171017000719-2
Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.:#20171227000659-6

Schedule-19

	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.:#2018629000875-8
	ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000455-9
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000357-7
	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000665-7
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000650-6
	MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000971-8
NITCO, LLC	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing Number: #20190328000781-3
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing No.: #20190328000785-9

Schedule-20

	JCB, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/25/2019 Filing No.: #20190425000585-3
	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/01/2019 Filing No.: #20190501000548-1
	LANDOLL CORPORATION	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/20/2019 Filing No.: #20190520000053-3
	JLG INDUSTRIES, INC. FOR ITSELF AND AS A REPRESENTATIVE OF CERTAIN OF ITS AFFILIATES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/31/2019 Filing No.: #20190531000764-8
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/14/2019 Filing No.: #20190614000507-7
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/11/2019 Filing No.: #20190711000355-8
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/20/2019 Filing No.: #20190820000465-1
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC (including liens filed on Flagler assets)	Axis Capital, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 03/10/2016 Filing No.: #20161458676 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

	Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 02/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-21

Everbank Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 01/16/2018 Filing No.: #20180352332
PNC Equipment Finance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/10/2019 Filing No.: #20192485477 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
VFS US LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/13/2004 Filing No.: #20041043811 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
GE Commercial Distribution Finance Corporation	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/27/2005 Filing No.: #20051975417 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Red Iron Acceptance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/29/2013 Filing No.: #20131210252 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 12/24/2013 Filing No.: #20135101978 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-22

Susquehanna Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/28/2014 Filing No.: #20140787077 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Takeuchi Mfg. (U.S.), Ltd.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/16/2014 Filing No.: #20142822021 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Volvo Construction Equipment North America, LLC and all its subsidiaries	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/11/2016 Filing No.: #20160849537 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/20/2016 Filing No.: #20163696109 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
M2 Lease Funds LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/02/2017 Filing No.: #20170748563 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Summit Funding Group, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/21/2017 Filing No.: #20171160834 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-23

TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/28/2017 Filing No.: #20174265234
International Equipment Solutions, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 8/09/2017 Filing No.: #20175281503 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 1/31/2018 Filing No.: #20180723961
VFS Leasing Co.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/09/2018 Filing No.: #20181640396 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/11/2019 Filing No.: #20194797358 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 10/03/2019 Filing No.: #20196908391 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

**	The Liens filed by Goldman Sachs Specialty Lending Group, L.P., as Notes Representative will be terminated on the Effective Date.

Schedule-24

SCHEDULE 6.04

EXISTING INVESTMENTS

None.

Schedule-25

SCHEDULE 6.13(e)

HISTORICAL EBITDA, CAPITAL EXPENDITURES AND FIXED CHARGES

See attached.

Schedule-26

EXHIBIT A

TO NOTE PURCHASE AGREEMENT

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note Purchase Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Note Purchase Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) the Notes described below; (ii) all of the Assignor’s rights and obligations in its capacity as a Purchaser under the Note Purchase Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below; and (iii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Purchaser) against any Person, whether known or unknown, arising under or in connection with the Note Purchase Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (ii) above (the rights and obligations sold and assigned pursuant to clauses (ii) and (iii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	______________________________

2.	Assignee:	______________________________
[and is an Affiliate/Approved Fund of [identify Purchaser]]

3.	Issuers:	ALTA EQUIPMENT GROUP INC.
ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA EQUIPMENT HOLDINGS, INC.
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC
NITCO, LLC

4.	Note Purchase Agreement:	The Note Purchase Agreement dated as of February [__], 2020 among the Issuers listed above, the Purchasers party thereto from time to time, and the Administrative Agent party thereto.

5.	Assigned Interest:

Notes Assigned	Aggregate Amount of Notes for all Purchasers	Amount of Notes Assigned	Percentage Assigned of Notes
[Describe Note]	$	$		%
	$	$		%
	$	$		%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE Administrative Agent AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all noteholder information (which may contain material non-public information about the Notes Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.]1

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

1 To be included if the Assignee is not a Purchaser.

Exhibit A – Page 2

Consented to and Accepted:

U.S. BANK NATIONAL ASSOCIATION,

as Administrative Agent

By:
Name:
Title:

Exhibit A – Page 3

ANNEX 1 to ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Note Purchase Agreement or any other Notes Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Notes Documents or any collateral thereunder, (iii) the financial condition of any Issuer, any Subsidiary or Affiliate or any other Person obligated in respect of any Notes Document or (iv) the performance or observance by any Issuer, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Notes Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Purchaser under the Note Purchase Agreement, (ii) it satisfies the requirements, if any, specified in the Note Purchase Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Purchaser, (iii) from and after the Effective Date, it shall be bound by the provisions of the Note Purchase Agreement as a Purchaser thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Purchaser thereunder, (iv) it has received a copy of the Note Purchase Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Purchaser or their respective Related Parties, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Note Purchase Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Purchaser or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Notes Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Notes Documents are required to be performed by it as a Purchaser; and (c) makes each of the representations and warranties applicable to a Purchaser under Article VIII of the Note Purchase Agreement.

2. Payments. From and after the Effective Date, the Issuers and Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

Exhibit A – Page 4

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Note Purchase Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Note Purchase Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.

This Assignment and Assumption shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof.

Exhibit A – Page 5

EXHIBIT B

TO NOTE PURCHASE AGREEMENT

FORM OF

FIRST LIEN INTERCREDITOR AGREEMENT

See attached.

Exhibit B-1

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”), is dated as of February 3, 2020, and is between JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “ABL First Lien Agent”) for the ABL First Lien Secured Parties (as defined below), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Floor Plan First Lien Agent”) for the Floor Plan First Lien Secured Parties (as defined below) and U.S. BANK NATIONAL ASSOCIATION, as Notes Representative (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Lien Agent”) for the Second Lien Secured Parties (as defined below), and acknowledged by B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, and ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company (all of the foregoing limited liability companies and corporations, collectively, the “Borrowers”, each individually, a “Borrower”), and all other Loan Parties (as defined below).

WHEREAS, the Borrowers, the ABL First Lien Agent and certain financial institutions are parties to that certain Fifth Amended and Restated ABL First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing ABL First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Floor Plan First Lien Agent and certain financial institutions are parties to that certain Floor Plan First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Floor Plan First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Second Lien Agent and certain purchasers are parties to that certain Note Purchase Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Second Lien Credit Agreement”), pursuant to which the Second Lien Agent and such purchasers have agreed to purchase notes issued by the Borrowers; and

WHEREAS, the Borrowers have granted to the ABL First Lien Agent for the benefit of the ABL First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the ABL First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Floor Plan First Lien Agent for the benefit of the Floor Plan First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Floor Plan First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Second Lien Agent for the benefit of the Second Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Second Lien Obligations;

Exhibit B-2

WHEREAS, parties hereto desire to set forth in this Agreement their rights and remedies with respect to the Common Collateral and other agreements among the parties hereto.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. The following terms, as used herein, have the following meanings:

“ABL First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL First Lien Agreement, the ABL First Lien Agent shall be the Person identified as such in such Agreement.

“ABL First Lien Credit Agreement” means the collective reference to (a) the Existing ABL First Lien Credit Agreement, and (b) any revolving credit agreement subject to a borrowing base or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement ABL First Lien Credit Agreement”). Any reference to the ABL First Lien Credit Agreement hereunder shall be deemed a reference to any ABL First Lien Credit Agreement then extant.

“ABL First Lien Guarantee” means any guarantee by any Loan Party of any or all of the ABL First Lien Obligations.

“ABL First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the ABL First Lien Credit Agreement or any DIP Financing by the ABL First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the ABL First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the ABL First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“ABL First Lien Secured Parties” means the ABL First Lien Agent, the "Lenders" party from time to time to the ABL First Lien Credit Agreement, and any other holders of the ABL First Lien Obligations.

“ABL First Lien Security Documents” means the “Collateral Documents” as defined in the ABL First Lien Credit Agreement, and any other documents that are designated under the ABL First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

Exhibit B-3

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any First Lien Secured Party (or any of its Affiliates): (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means, with respect to any Loan Party, any and all obligations of any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” and “Borrowers” have the meanings set forth in the introductory paragraph hereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Collateral Agents” means the ABL First Lien Agent, the Floor Plan First Lien Agent and the Second Lien Agent.

“Common Collateral” means all assets that are both First Lien Collateral and Second Lien Collateral.

“DIP Conditions” means (a) the maximum aggregate principal amount of the applicable DIP Financing extended by First Lien Secured Parties, or consented or not objected to by the requisite First Lien Secured Parties, when taken together with the aggregate principal amount of outstanding pre-petition First Lien Obligations that will not be repaid by such DIP Financing (but excluding the amount of any "carve-out" for professional fees and expenses) does not exceed the Maximum First Lien Principal Amount, (b) the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, (c) the Second Lien Secured Parties retain a Lien on the Common Collateral (including proceeds thereof arising after the commencement of such Insolvency Proceeding) with the same priority as existed prior to the commencement of such Insolvency Proceeding, except to the extent of any requisite subordination in accordance with Section 6.3(c), (d) such DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the documentation relating to such DIP Financing, (e) such DIP Financing does not expressly require the sale, liquidation or disposition of all or any substantial part of the Common Collateral prior to a default under the DIP Financing, (f) the terms of such DIP Financing (including interest rate, fees and other terms) are commercially reasonable under the circumstances, and (g) such DIP Financing is otherwise subject to the terms of this Agreement.

“DIP Financing” has the meaning set forth in Section 6.3.

Exhibit B-4

“Enforcement Action” means, with respect to the First Lien Obligations or the Second Lien Obligations, as applicable, any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed, assignment, bill of sale or other conveyance in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Common Collateral, or (b) exercise of any right or remedy available under the First Lien Documents or the Second Lien Documents, as applicable, at law, in equity or otherwise to enforce, foreclose upon, take possession of or sell any Common Collateral.

“Excess ABL First Lien Obligations” means the aggregate principal amount of the ABL First Lien Obligations outstanding under the ABL First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum ABL First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess First Lien Obligations” means the aggregate principal amount of the Excess ABL First Lien Obligations plus the aggregate principal amount of the Excess Floor Plan First Lien Obligations

“Excess Floor Plan First Lien Obligations” means the aggregate principal amount of the Floor Plan First Lien Obligations outstanding under the Floor Plan First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum Floor Plan First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess Second Lien Obligations” means the aggregate principal amount of the Second Lien Obligations outstanding under the Second Lien Documents that is in excess of the Maximum Second Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Existing ABL First Lien Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Floor Plan First Lien Credit Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Existing Second Lien Credit Agreement” has the meaning set forth in the third WHEREAS clause of this Agreement.

“First Lien Agents” means the ABL First Lien Agent and the Floor Plan First Lien Agent.

“First Lien Credit Agreements” means the ABL First Lien Credit Agreement and the Floor Plan First Lien Credit Agreement.

"First Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted at any time to any First Lien Secured Party as security for any First Lien Obligation.

“First Lien Default” means any "Default" under and as defined in any First Lien Credit Agreement.

“First Lien Documents” means each First Lien Credit Agreement, each First Lien Security Document, each First Lien Guarantee, this Agreement, each other “Loan Document” as defined in each First Lien Credit Agreement as in effect on the date hereof, respectively, and the First Lien Intercreditor Agreement, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

Exhibit B-5

“First Lien Guarantees” means the ABL First Lien Guarantees and the Floor Plan First Lien Guarantees.

“First Lien Intercreditor Agreement” is defined in Section 10.3.

“First Lien Obligations” means the ABL First Lien Obligations and the Floor Plan First Lien Obligations.

“First Lien Obligations Payment Date” means the first date on which (a) the First Lien Obligations (other than those that constitute Unasserted Contingent Obligations, and other than Excess First Lien Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the respective terms of the First Lien Documents), (b) all commitments to extend credit under the First Lien Documents have been terminated, and (c) there are no outstanding letters of credit or similar instruments issued under the First Lien Documents (other than such as have been cash collateralized or defeased in accordance with the respective terms of the First Lien Documents); provided, however, that for purposes of this definition, the amount to have been paid pursuant to clause (a) above and the amount required to be cash collateralized or defeased pursuant to clause (c) above shall not include such amounts to the extent constituting Excess First Lien Obligations.

“First Lien Representative” means, at any time, the First Lien Agent designated under the First Lien Intercreditor Agreement as the “First Lien Representative” at such time. On the date hereof, the First Lien Representative is the ABL First Lien Agent, and for purposes of this Agreement shall remain the ABL First Lien Agent until the Second Lien Agent receives a written notification signed by both First Lien Agents designating a different First Lien Representative.

“First Lien Secured Parties” means the First Lien Agents, the First Lien Representative, the "Lenders" party from time to time to any of the First Lien Credit Agreements, respectively, and any other holders of any of the First Lien Obligations.

“First Lien Security Documents” means the ABL First Lien Security Documents and the Floor Plan First Lien Security Documents.

“Floor Plan First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Floor Plan First Lien Agreement, the Floor Plan First Lien Agent shall be the Person identified as such in such Agreement.

“Floor Plan First Lien Credit Agreement” means the collective reference to (a) the Existing Floor Plan First Lien Credit Agreement, and (b) any floor plan or asset based (or combination thereof) credit agreement or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Floor Plan First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement Floor Plan First Lien Credit Agreement”). Any reference to the Floor Plan First Lien Credit Agreement hereunder shall be deemed a reference to any Floor Plan First Lien Credit Agreement then extant.

“Floor Plan First Lien Guarantee” means any guarantee by any Loan Party of any or all of the Floor Plan First Lien Obligations.

Exhibit B-6

“Floor Plan First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the Floor Plan First Lien Credit Agreement or any DIP Financing by the Floor Plan First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the Floor Plan First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Floor Plan First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Floor Plan First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Floor Plan First Lien Secured Parties, the ABL First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“Floor Plan First Lien Secured Parties” means the Floor Plan First Lien Agent, the "Lenders" party from time to time to the Floor Plan First Lien Credit Agreement, and any other holders of the Floor Plan First Lien Obligations.

“Floor Plan First Lien Security Documents” means the “Collateral Documents” as defined in the Floor Plan First Lien Credit Agreement, and any other documents that are designated under the Floor Plan First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Letter of Credit Cash Collateral” has the meaning set forth in Section 4.6(c).

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, collateral assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Party” means each Borrower and each subsidiary or other affiliate of any Borrower that hereafter becomes a party to any First Lien Document or Second Lien Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Maximum ABL First Lien Principal Amount” means the amount equal to the sum of (a) 120% of the maximum amount (which maximum amount is $300,000,000) of the credit facilities under the Existing ABL First Lien Credit Agreement on the Effective Date (plus increases in principal after the Effective Date resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, plus (b) 120% of the principal amount of any committed increase of the credit facilities under the ABL First Lien Credit Agreement after the date hereof in an aggregate principal amount not to exceed $30,000,000 pursuant to Section 2.21 of the ABL First Lien Credit Agreement (as in effect on the Effective Date), including the satisfaction of the conditions to such increase as set forth therein as of Effective Date, which conditions shall not be amended or waived, and in accordance with the terms and conditions of the ABL First Lien Credit Agreement (as in effect on the Effective Date), less (c) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the ABL First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the ABL First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in ABL First Lien Obligations shall not be subject to a limitation.

Exhibit B-7

“Maximum First Lien Principal Amount” means the Maximum ABL First Lien Principal Amount plus the Maximum Floor Plan First Lien Principal Amount.

“Maximum Floor Plan First Lien Principal Amount” means the amount equal to (a) $50,000,000, less (b) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the Floor Plan First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the Floor Plan First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in Floor Plan First Lien Obligations shall not be subject to a limitation.

“Maximum Second Lien Principal Amount” means the amount equal to (a) 120% of the principal amount of Second Lien Obligations funded and outstanding on the date hereof (plus increases in principal after the date hereof resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, less (b) the aggregate amount of all payments and prepayments of principal of any Loans (as defined in the Second Lien Credit Agreement as of the date hereof).

“Permitted Actions” means: (a) file a proof of claim or statement of interest, vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement composition, or extension), and make other filings, arguments, and motions, with respect to the Second Lien Obligations and the Common Collateral in any Insolvency Proceeding commenced by or against any Loan Party; (b) take action to create, perfect, preserve, or protect (but not enforce) any Lien on the Common Collateral securing the Second Lien Obligations, so long as such actions are (i) not adverse to the priority status in accordance with this Agreement of Liens on the Common Collateral securing any of the First Lien Obligations or the First Lien Secured Parties' rights to exercise remedies and (ii) otherwise not in violation of this Agreement; (c) file necessary pleadings in opposition to a claim objecting to or otherwise seeking the disallowance of a Second Lien Obligation or a Lien securing the Second Lien Obligations; (d) join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Common Collateral initiated by either First Lien Agent, to the extent that such action could not reasonably be expected to interfere materially with such Enforcement Action, but no Second Lien Secured Party may receive any proceeds thereof unless expressly permitted herein; (e) bid for or purchase Common Collateral at any public, private, or judicial foreclosure upon such Common Collateral, or any sale of Common Collateral during an Insolvency Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the net cash proceeds of such bid are otherwise sufficient to cause the First Lien Obligations Payment Date and are applied to cause the First Lien Obligations Payment Date, in each case, at the closing of such bid; (f) accelerate any Second Lien Obligations in accordance with the provisions of the Second Lien Documents; (g) seek adequate protection during an Insolvency Proceeding to the extent expressly permitted by Section 6; (h) inspect or appraise the Common Collateral (and to engage or retain investment bankers or appraisers for the sole purposes of appraising or valuing the Common Collateral), or to receive information or reports concerning the Common Collateral, in each case pursuant to the terms of the Second Lien Documents and applicable law; (i) take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory crossclaim or counterclaim against any Loan Party; (j) object to the proposed retention of Common Collateral by any First Lien Secured Party pursuant to Section 9-620 of the Uniform Commercial Code; (k) take any action to seek and obtain specific performance or injunctive relief to compel a Loan Party to comply with (or not violate or breach) an obligation under the Second Lien Documents, other than an obligation to pay money; (l) enforce the terms of any subordination agreement with respect to any indebtedness subordinated to the Second Lien Obligations so long as any proceeds are applied in accordance with Section 5.1; and (m) exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law; in each case (i.e.; with respect to any of the actions described in this paragraph) to the extent not expressly prohibited by, or contrary to, the terms of this Agreement. Except as expressly provided for herein, no provision hereof shall be construed to prohibit the payment by the Borrowers of regularly scheduled principal, interest, fees and other amounts, including but not limited to prepayments and repayments of any loans and any premiums or make-whole amounts owed in respect of the Second Lien Obligations so long as the receipt thereof is not in violation of Section 5.1.

Exhibit B-8

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Amounts” means any interest, fees, costs, expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase” has the meaning set forth in Section 4.6(b).

“Purchase Notice” has the meaning set forth in Section 4.6(a).

“Purchase Option Event” means (a) an acceleration of the First Lien Obligations in accordance with the applicable First Lien Credit Agreement, (b) the occurrence and continuation of any First Lien Default under the applicable First Lien Credit Agreement, that remains uncured or unwaived for at least thirty (30) consecutive days after the applicable First Lien Secured Party has knowledge thereof and the requisite First Lien Secured Parties have not agreed to forbear from the exercise of remedies, (c) following the occurrence of an Event of Default under the applicable First Lien Credit Agreement, an election by the applicable First Lien Secured Parties to cease making additional loans or advances under such First Lien Credit Agreement (in the full amount requested by the Loan Parties to the extent such amount would be otherwise permitted and available under the applicable First Lien Credit Agreements) when such loans or advances under such First Lien Credit Agreement would not cause the principal amount of the applicable First Lien Obligations to exceed the applicable Maximum First Lien Principal Amount and such election continues for ten (10) consecutive days, (d) the initiation of any secured creditor remedies by the applicable First Lien Agent upon all or a material portion of the Common Collateral, including putting account debtors on notice to make payment to, or at the direction of, such First Lien Agent, (e) the commencement of an Insolvency Proceeding, (f) a Second Lien Payment Default, or (g) the occurrence and continuation of any other Second Lien Default that remains uncured or unwaived for at least sixty (60) consecutive days.

“Purchase Price” has the meaning set forth in Section 4.6(c).

“Purchasing Parties” has the meaning set forth in Section 4.6(b).

“Recovery” has the meaning set forth in Section 6.6.

“Replacement ABL First Lien Agreement” has the meaning set forth in the definition of “ABL First Lien Credit Agreement”.

“Replacement Floor Plan First Lien Agreement” has the meaning set forth in the definition of “Floor Plan First Lien Credit Agreement”.

Exhibit B-9

“Replacement Second Lien Agreement” has the meaning set forth in the definition of “Second Lien Credit Agreement.”

"Retained Interest" has the meaning set forth in Section 4.6(g).

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

“Second Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Second Lien Credit Agreement, the Second Lien Agent shall be the Person identified as such in such Agreement.

“Second Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Lien Secured Party as security for any Second Lien Obligation.

“Second Lien Credit Agreement” means the collective reference to (a) the Existing Second Lien Credit Agreement, and (b) any credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Lien Agreement or any other agreement or instrument referred to in this clause (b) (a “Replacement Second Lien Credit Agreement”). Any reference to the Second Lien Credit Agreement hereunder shall be deemed a reference to any Second Lien Credit Agreement then extant.

“Second Lien Default” means any “Default” under and as defined in the Second Lien Documents.

“Second Lien Documents” means the Second Lien Credit Agreement, each Second Lien Security Document, each Second Lien Guarantee and each other “Loan Document” as defined in the Second Lien Credit Agreement as in effect on the date hereof, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

“Second Lien Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Obligations.

“Second Lien Obligations” means all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all indebtedness under the Second Lien Credit Agreement and (b) all guarantee obligations, indemnities, fees, premiums, make-whole amounts, expenses and other amounts payable from time to time pursuant to the Second Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

"Second Lien Payment Default" means a Second Lien Default under Section 8.01(a) of the Second Lien Credit Agreement as in effect on the date hereof.

“Second Lien Secured Parties” means the Second Lien Agent, the “Purchasers” from time to time party to the Second Lien Credit Agreement, and all other holders of Second Lien Obligations.

Exhibit B-10

“Second Lien Security Documents” means the “Collateral Documents” as defined in the Second Lien Credit Agreement and any documents that are designated under the Second Lien Credit Agreement as “Second Lien Security Documents” for purposes of this Agreement.

“Second Lien Default Notice” means written notice of a Second Lien Default from the Second Lien Agent to each First Lien Agent.

“Standstill Period” means the period commencing on the date of a Second Lien Default and ending upon the date which is the earlier of (a) 180 days after each First Lien Agent has received a Second Lien Default Notice with respect to such Second Lien Default, or (b) the date on which the First Lien Obligations Payment Date has occurred.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates or pricing risk or any similar transaction or any combination of the foregoing transactions, which includes agreements to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party.

“Swap Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any First Lien Secured Party (or any of its Affiliates) whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Unasserted Contingent Obligations” means, at any time, First Lien Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2. Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated, refinanced or otherwise modified from time to time to the extent permitted hereby.

1.3. Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, refinanced or otherwise modified (subject to any restrictions on such amendments, supplements, refinancings or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Exhibit B-11

SECTION 2. [Reserved].

SECTION 3. Lien Priorities.

3.1. Subordination of Liens.

(a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties securing any of the First Lien Obligations (other than Excess First Lien Obligations), notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Lien Document or Second Lien Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party securing any such First Lien Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Obligations pursuant to a final-non appealable order of a court of competent jurisdiction or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Lien Secured Party or Second Lien Secured Party shall (i) object to or contest, or support any other Person in contesting or objecting to, at any hearing or in any proceeding (including without limitation, any Insolvency Proceeding) the validity, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other or (ii) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Common Collateral or the Liens on such Common Collateral, except to the extent that such rights are expressly granted in this Agreement. Notwithstanding any failure by any First Lien Secured Party or Second Lien Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Secured Parties or the Second Lien Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Common Collateral shall be as set forth herein.

(c) All Liens securing Excess First Lien Obligations will be senior in all respects and prior to any Lien on the Collateral securing any Excess Second Lien Obligations and all Liens securing any Excess Second Lien Obligations will be junior and subordinate in all respects to any Lien securing Excess First Lien Obligations.

3.2. [Reserved]

3.3. Legend.

(a) Until the termination of this Agreement, the Second Lien Secured Parties will cause to be clearly, conspicuously and prominently inserted on the face of any Second Lien Security Agreement the following legend (or a substantially similar legend):

Exhibit B-12

“The liens and security interests on the property described herein are junior and subordinate in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of February [__], 2020 among JPMorgan Chase Bank, N.A., as ABL First Lien Agent, JPMorgan Chase Bank, N.A., as Floor Plan First Lien Agent and U.S. Bank National Association, as Second Lien Agent, and acknowledged by the Loan Parties referred to therein, as amended from time to time.”

(b) Each Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to its applicable Security Documents, such possession or control is also for the benefit of each other Collateral Agent and the other Secured Parties solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any Collateral Agent (or any third party acting on its behalf) with respect to such Common Collateral or provide any Collateral Agent or any other Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the applicable Security Documents; provided that (i) prior to the occurrence of the First Lien Obligations Payment Date, the Second Lien Agent shall deliver to the ABL First Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the First Lien Documents and (ii) subsequent to the occurrence of the First Lien Obligations Payment Date, the First Lien Agents shall (x) deliver to the Second Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

3.4. No New Liens. So long as the First Lien Obligations Payment Date has not occurred, the parties hereto agree that there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Lien Obligation or First Lien Obligation, as applicable, if these same assets are not subject to, and do not become subject to, Liens securing the First Lien Obligations or a Lien securing the Second Lien Obligations, as applicable (unless each First Lien Agent, or Second Lien Agent, as applicable, shall have declined in writing to receive a Lien on such asset). To the extent that the foregoing provisions are not complied with for any reason (without limiting any other rights and remedies available to the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, against the Loan Parties) and to the extent as a result thereof such assets are not included in First Lien Collateral or Second Lien Collateral, as the case may be, each of the First Lien Secured Parties and the Second Lien Secured Parties agrees that any amounts received by or distributed to any such party pursuant to or as a result of Liens granted on such assets in contravention of this Section 3.4 shall be subject to Section 5.1 (and solely for such purpose, each of the First Lien Secured Parties and the Second Lien Secured Parties shall be deemed to have a valid and perfected Lien on any such assets, and as such, such assets shall constitute Common Collateral for such purpose).

Exhibit B-13

SECTION 4. Enforcement Rights.

4.1. Exclusive Enforcement Regarding Common Collateral. Until the First Lien Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Representative on behalf of the First Lien Secured Parties, after giving the Second Lien Agent at least 10 Business Days' prior written notice of their intent to take an Enforcement Action (except to the extent, and only to the extent, that the First Lien Representative reasonably believes that such Enforcement Action is immediately required in order to prevent any material loss or material decrease in value of any Common Collateral, in which event, the First Lien Representative shall provide the Second Lien Agent with notice of the occurrence of such Enforcement Action as soon as reasonably practicable), shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Common Collateral, without any consultation with, consent or involvement of or interference by any Second Lien Secured Party, but subject to the provisos set forth in Sections 4.2 and 6.2. Upon the occurrence and during the continuance of a First Lien Default, the First Lien Representative, the First Lien Agents and the other First Lien Secured Parties may take and continue any Enforcement Action with respect to the First Lien Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the First Lien Documents and applicable law.

4.2. Standstill. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that, until the First Lien Obligations Payment Date has occurred, but subject to the provisos at the end of this Section 4.2 and Section 6.2, without the prior written consent of the First Lien Agents:

(a) they will not take or cause to be taken any Enforcement Action;

(b) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations (other than Excess First Lien Obligations) or the First Lien Secured Parties with respect to any of the Common Collateral;

(c) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Secured Party, in each case in accordance with this Agreement and applicable law;

(d) they have no right to (i) direct either First Lien Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Security Documents (or, to the extent they may have any such right described in this clause (d)(i), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right) or (ii) except as expressly permitted in this Agreement, consent or object to the exercise by either First Lien Agent or any First Lien Secured Party of any right, remedy or power with respect to the Common Collateral pursuant to the First Lien Security Documents or to the timing or manner in which any such right is exercised or not exercised;

(e) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Secured Party with respect to, the Common Collateral or pursuant to the applicable First Lien Documents in compliance with the terms and conditions of this Agreement; and

Exhibit B-14

(f) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral;

provided that, notwithstanding the foregoing and so long as no Standstill Period is in effect, any Second Lien Secured Party may exercise and continue to pursue any Enforcement Actions under the Second Lien Documents or applicable law following the occurrence of and during the continuation of a Second Lien Default; provided, further, however, that, notwithstanding the foregoing, in no event shall any Second Lien Secured Party exercise any Enforcement Actions if, notwithstanding the expiration of the Standstill Period, any First Lien Secured Party shall have commenced (prior to the expiration of the Standstill Period) and be diligently pursuing any Enforcement Action with respect to all or any material portion of the Common Collateral; and provided, further, that (i) in any Insolvency Proceeding commenced by or against any Loan Party, the Second Lien Agent and the Second Lien Secured Parties may take any action expressly permitted by Section 6, (ii) nothing herein shall (x) limit Second Lien Secured Parties from initiating or maintaining Permitted Actions, or (y) restrict or otherwise limit Second Lien Secured Parties from commencing or joining any other person in commencing, or filing a petition for, any Insolvency Proceeding against any Loan Party; provided that the Second Lien Secured Parties shall not exercise any such right referred to in this clause (y) during the Standstill Period and shall not, without giving each First Lien Agent 10 Business Days' prior written notice (which notice may, for the avoidance of doubt, be given during the Standstill Period), exercise any rights or remedies described in clause (m) of the definition of Permitted Actions during the Standstill Period.

4.3. Cooperation. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that each of them shall take such actions as either First Lien Agent shall reasonably request in connection with the exercise by the First Lien Secured Parties of their rights set forth herein in respect of the Common Collateral. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties, agrees that each of them shall take such actions as the Second Lien Agent shall reasonably request in connection with the exercise by the Second Lien Secured Parties of their rights set forth herein in respect of the Common Collateral.

4.4. Unsecured Creditor Remedies; Judgment Creditors. Except as expressly set forth in Sections 3.1(b), 4.1, the final proviso to 4.2, 6, 9.1 and 10.1, Second Lien Agent and Second Lien Secured Parties may exercise rights and remedies available to unsecured creditors generally, but solely to the extent such actions are not prohibited by the terms of this Agreement. In the event that any Second Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Lien Obligations are subject to the terms of this Agreement.

4.5. Actions Upon Breach. Should either any First Lien Secured Party or any Second Lien Secured Party, as applicable, contrary to this Agreement, in any way take, attempt to or threaten to take, any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the other party may obtain relief against the First Lien Secured Party or the Second Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, that (i) the damages suffered by the Secured Parties seeking relief from the actions of the other Secured Parties against whom such relief is sought may at that time be difficult to ascertain and may be irreparable, and (ii) the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, waive any defense that the Loan Parties and/or any Secured Party seeking relief cannot demonstrate damage and/or be made whole by the awarding of damages.

4.6. Option to Purchase.

(a) Upon the occurrence and during the continuance of a Purchase Option Event, all or a portion of the Second Lien Secured Parties, shall have the option at any time upon written irrevocable notice provided by Second Lien Agent (on behalf of such Second Lien Secured Parties) to the First Lien Representative (the “Purchase Notice”) to purchase from the First Lien Secured Parties all of the First Lien Obligations (other than the Excess First Lien Obligations). The Second Lien Secured Parties may not purchase less than all of the First Lien Obligations (other than the Excess First Lien Obligations). If the Second Lien Agent so delivers the Purchase Notice, the First Lien Representative and each First Lien Agent shall terminate or suspend any existing Enforcement Actions and shall not take any further Enforcement Actions, provided, that the Purchase (as defined below) shall have been consummated on the date specified in the Purchase Notice in accordance with this Section 4.6.

Exhibit B-15

(b) On the date specified by the Second Lien Agent in the Purchase Notice (which shall be a Business Day not less than five (5) Business Days, nor more than twenty (20) Business Days, after receipt by the First Lien Representative of the Purchase Notice, the First Lien Secured Parties shall sell to the Second Lien Secured Parties electing to purchase pursuant to Section 4.6(a) (the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Lien Secured Parties, all of the First Lien Obligations (other than the Excess First Lien Obligations).

(c) Without limiting the obligations of the Loan Parties under the First Lien Documents to the First Lien Secured Parties with respect to the Retained Interest (as defined below) (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall pay to the First Lien Representative (for the benefit of the applicable First Lien Secured Parties) as the purchase price (the “Purchase Price”) therefor (i) the principal of all First Lien Obligations (other than the Excess First Lien Obligations and First Lien Obligations cash collateralized in accordance with clauses (ii) and (iii) below) then outstanding, (ii) in the case of any Swap Obligations, the amount that would be payable by the relevant Loan Party thereunder if it were to terminate such Swap Obligations on the date of the Purchase or, if not terminated, an amount determined by the relevant First Lien Secured Party to be reasonably necessary to collateralize its credit risk arising out of such Swap Obligations, (iii) with respect to letters of credit, furnish cash collateral (the “Letter of Credit Cash Collateral”) to the First Lien Representative in such amounts as the relevant First Lien Secured Parties determine is reasonably necessary to secure such First Lien Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit), and (iv) accrued and unpaid interest, fees (other than any prepayment premium, if any), breakage costs, attorneys’ fees and expenses to the extent not allocable to Excess First Lien Obligations; provided that for the avoidance of doubt, in no event shall the Purchase Price calculated based on the foregoing (excluding clause (iv) exceed the Maximum First Lien Principal Amount with respect to the First Lien Obligations.

(d) The Purchase Price and Letter of Credit Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Lien Representative as it shall designate to the Purchasing Parties. The First Lien Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the applicable First Lien Secured Parties in accordance with the applicable First Lien Documents and the First Lien Intercreditor Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to each account designated by the First Lien Agents, respectively, are received in such account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to any account designated by the First Lien Agents are received in such account later than 12:00 Noon, New York City time.

(e) The Purchase shall be made without representation or warranty of any kind by the First Lien Secured Parties as to the First Lien Obligations, the Common Collateral or otherwise and without recourse to the First Lien Secured Parties, except that the First Lien Secured Parties shall represent and warrant: (i) the amount of their respective First Lien Obligations, (ii) that the First Lien Secured Parties own their respective First Lien Obligations free and clear of any liens or encumbrances and (iii) that the First Lien Secured Parties have the right to assign all of their respective First Lien Obligations and their respective assignment is duly authorized.

Exhibit B-16

(f) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the Purchasing Parties shall have the right, but not the obligation, to require the First Lien Agents to immediately resign under the First Lien Credit Agreements, and (ii) notwithstanding anything contained in the First Lien Documents to the contrary, each First Lien Agent shall have the right, but not the obligation, to immediately resign as agent under the applicable First Lien Credit Agreement. In either such event, the First Lien Agents shall execute and deliver such documents and instruments reasonably requested by the Second Lien Agent and/or Purchasing Parties to assign and transfer any Common Collateral, together with any and all rights under deposit account control agreements and lien waivers related to the Common Collateral, to the applicable successor agent under the First Lien Documents.

(g) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the First Lien Secured Parties shall retain their indemnification rights under the First Lien Documents for actions or other matters arising on or prior to the date of such purchase and (ii) and in the event that, at the time of such Purchase, there exists Excess First Lien Obligations, the consummation of such purchase option shall not include (nor shall the Purchase Price be calculated with respect to) such Excess First Lien Obligations (clauses (i) and (ii), the “Retained Interest”).

(h) In the event that a Retained Interest exists, each First Lien Secured Party shall, at the request of the Purchasing Parties, execute an amendment to the applicable First Lien Credit Agreement acknowledging that such Retained Interest consisting of Excess First Lien Obligations is a last out tranche (other than with respect to Excess Second Lien Obligations), payable after the payment in full, in cash, of the Second Lien Obligations (other than Excess Second Lien Obligations). Each First Lien Secured Party shall continue to have all rights and remedies of a lender under the applicable First Lien Credit Agreement and the other First Lien Loan Documents; provided, that no First Lien Secured Party shall have any right to vote on or otherwise consent to any amendment, waiver, departure from or other modification of any provision of any First Lien Document; provided, however, that no such amendment, waiver, departure from or other modification shall modify the priority of the Liens with respect to such Excess First Lien Obligations and the Excess Second Lien Obligations as provided in Sections 3.1(c) and 5.1.

SECTION 5. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

5.1. Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral received by the First Lien Secured Parties or the Second Lien Secured Parties in connection with an Insolvency Proceeding or an Enforcement Action, shall be distributed as follows: first to the First Lien Representative for application to the First Lien Obligations (other than any Excess First Lien Obligations) in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement until the First Lien Obligations Payment Date has occurred, and thereafter, to the Second Lien Agent for application to the Second Lien Obligations (other than any Excess Second Lien Obligations) in accordance with the Second Lien Documents until the Second Lien Obligations (other than any Excess Second Lien Obligations) are paid in full, in cash. In the event any Excess First Lien Obligations remain unpaid after full payment of the Second Lien Obligations (other than any Excess Second Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the First Lien Representative for application to such Excess First Lien Obligations in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement. In the event any Excess Second Lien Obligations remain unpaid after full payment of the First Lien Obligations (including all Excess First Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the Second Lien Agent for application to such Excess Second Lien Obligations in accordance with the terms of the Second Lien Documents. Until the occurrence of the First Lien Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Lien Representative, for the benefit of the First Lien Secured Parties, for application pursuant to this Section 5.1 (and subject to the First Lien Intercreditor Agreement as to the allocation thereof among the First Lien Secured Parties), in the same form as received, with any necessary endorsements, and each Second Lien Secured Party hereby authorizes each of the First Lien Representative and the First Lien Agents to make any such endorsements as agent for the Second Lien Agent (which authorization, being coupled with an interest, is irrevocable).

Exhibit B-17

5.2. Releases of Collateral.

(a) Until the First Lien Obligations Payment Date, if the First Lien Agents release a Lien on all or any portion of the Common Collateral in connection with: (a) an Enforcement Action, (b) a sale pursuant to Section 363 of the Bankruptcy Code, or (c) a disposition of any Collateral that is permitted pursuant to the First Lien Documents and the Second Lien Documents, then any Lien of the Second Lien Agent on such Common Collateral will be, except as otherwise provided below, automatically and simultaneously released to the same extent (it being understood that the Second Lien Agent shall still, subject to the terms of this Agreement, have a security interest with respect to the proceeds of such Common Collateral except to the extent applied to First Lien Obligations in accordance with Section 5.1); provided, that in each case of the releases by First Lien Agents in subclauses (a), (b) and (c), (1) the net cash proceeds of such Enforcement Action or disposition are applied to permanently repay the First Lien Obligations (or any DIP Financing, as applicable) in accordance with Section 5.1 (it being acknowledged that any credit bid by either First Lien Agent in any foreclosure or other disposition of any Common Collateral pursuant to any Enforcement Action is deemed to be a permanent repayment of the First Lien Obligations (or any DIP Financing, as applicable) for purposes hereof), (2) such sale is conducted in accordance with applicable law, and (3) such Enforcement Action, sale or disposition does not result in a sale or transfer of Common Collateral to any Borrower, or any of their affiliates.

(b) If the Lien of Second Lien Agent in the Common Collateral is to be released pursuant to the foregoing clause (a), the Second Lien Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Representative shall reasonably request to evidence any release of such Lien described in paragraph (a). Until the First Lien Obligations Payment Date, the Second Lien Agent hereby appoints the First Lien Representative and any officer or duly authorized person of the First Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the First Lien Representative’s own name, from time to time, in the First Lien Representative’s sole discretion, for the purposes of carrying out the terms of this Section 5.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be reasonably necessary or desirable to accomplish the purposes of this Section 5.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

5.3. [Reserved].

5.4. Insurance. Until the First Lien Obligations Payment Date has occurred, the First Lien Agents will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that the Second Lien Agent shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the First Lien Agents); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. All insurance proceeds not released to and utilized by any Loan Party pursuant to the First Lien Documents and the Second Lien Documents for restoration, replacement or reinvestment in accordance with the applicable terms of the First Lien Documents will be applied in the order provided herein.

SECTION 6. Insolvency Proceedings.

6.1. [Reserved]

Exhibit B-18

6.2. Filing of Motions. Until the First Lien Obligations Payment Date has occurred, the Second Lien Agent agrees on behalf of itself and the other Second Lien Secured Parties that no Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 6 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of the Second Lien Agent or Second Lien Secured Parties, in whole or in part, as a result of their Lien or interest in the Common Collateral to the extent in contravention of the terms of this Agreement, or (c) challenges the amount, validity, priority, enforceability or voidability of any Liens or claims held by either First Lien Agent or any other First Lien Secured Party, or the extent to which the First Lien Obligations (other than the Excess First Lien Obligations) constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Agent may take and maintain any Permitted Actions.

6.3. Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Lien Agents desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Second Lien Agent agrees, subject to the DIP Conditions, on behalf of itself and the other Second Lien Secured Parties, that each Second Lien Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing, except as set forth in paragraph 6.5 below, (c) will subordinate (and will be deemed hereunder to have subordinated) their Liens (i) to such DIP Financing on the same terms as the Liens securing the First Lien Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Secured Parties in connection therewith and (iii) to any reasonable and customary “carve-out” agreed to by the First Lien Agents, and (d) agrees that notice received three (3) business days prior to the filing of the motion seeking entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice. If any Loan Party becomes subject to any Insolvency Proceeding and the First Lien Secured Parties provide a DIP Financing that satisfies the DIP Conditions and this Section 6.3, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of the Second Lien Secured Parties shall provide DIP Financing to any Loan Party secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations (other than the Excess First Lien Obligations) or the Liens securing such DIP Financing provided by the First Lien Secured Parties or that affords the lenders under any DIP Financing provided to any Loan Party by any Second Lien Secured Party a claim that is equal or senior to any adequate protection claims of the First Lien Secured Parties in respect of their interests in the Common Collateral, without the prior written consent of the First Lien Agents. Notwithstanding anything herein to the contrary, the Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, solely in their capacity as unsecured creditors and not as secured creditors of any Loan Party, may raise any objections to any use, sale, or lease of “cash collateral”, or DIP Financing that could be raised by any unsecured creditor of the Loan Parties.

6.4. Relief From the Automatic Stay. Until the First Lien Obligations Payment Date, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of them will, without the prior written consent of the First Lien Agents, (a) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, or (b) oppose any request by either First Lien Agent or the other First Lien Secured Parties to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Common Collateral; provided that the Second Lien Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Common Collateral if and to the extent the First Lien Agents have obtained relief from or modification of such stay in respect of the Common Collateral, but may not thereafter take or pursue any Enforcement Action with respect to any applicable Common Collateral to which such relief or modification is applicable, except in accordance with the other applicable terms of this Agreement.

Exhibit B-19

6.5. Adequate Protection. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by either First Lien Agent or the other First Lien Secured Parties for adequate protection or any adequate protection provided to either First Lien Agent or the other First Lien Secured Parties or (b) any objection by either First Lien Agent or any other First Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to either First Lien Agent or any other First Lien Secured Party on account of the First Lien Obligations (other than Excess First Lien Obligations) under Section 506(b) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 6.3(b), Second Lien Secured Parties may seek or accept adequate protection consisting of (x) a replacement Lien on the Common Collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties and (z) subject to the right of the First Lien Secured Parties to object thereto, the payment of post-petition interest at the pre-default rate, fees and expenses (provided, in the case of this clause (z), that the First Lien Secured Parties have been granted adequate protection in the form of post-petition interest at a rate no lower than the pre-default rate and the payment of their fees and expenses). In the event the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, seeks or accepts adequate protection in accordance with the above provisions of this Section 6.5 and such adequate protection is granted in the form of additional collateral, then the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, agrees that each First Lien Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing and any other Liens granted to the First Lien Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Obligations are subordinated to the Liens securing the First Lien Obligations under this Agreement. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that except as expressly set forth in this Section, none of them shall seek or accept adequate protection without the prior written consent of the First Lien Agents.

6.6. Avoidance Issues. If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay or relinquish to a trustee, a receiver, or the estate of any Loan Party, because such amount was avoided or ordered to be paid, disgorged or relinquished for any reason, including, without limitation because it was found to be a fraudulent or preferential transfer or because the Liens securing the First Lien Obligations are unperfected or otherwise voided, avoided, invalidated or lapsed, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then, subject to the proviso below, the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from the date of reinstatement. The Second Lien Secured Parties agree that none of them shall be entitled to benefit from any Recovery, solely to the extent arising in respect of or on account of each First Lien Secured Party's interest in the Second Lien Collateral or on account of such First Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy Code, to any extent beyond what they would have been entitled to had such Recovery not occurred (solely to the extent arising in respect of or on account of such Second Lien Secured Party's interest in the Second Lien Collateral or an account of such Second Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy)(in each case, a "Secured Claim Recovery"), it being understood and agreed that the benefit of such Secured Claim Recovery otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement; provided, that notwithstanding anything to the contrary contained herein, (i) any amount received by the Second Lien Secured Parties in respect of a Secured Claim Recovery to be so turned over shall be limited to the amount in excess of the amount they would have received on account of its interest in the Second Lien Collateral or pursuant to its secured claim under section 506 of the Bankruptcy Code had such Secured Claim Recovery not occurred and (ii) except for the amounts specified in the foregoing clause (i) in respect of a Secured Claim Recovery, the Second Lien Secured Parties shall otherwise be entitled to receive and retain any amounts allocable to them in respect of any other Recovery.

Exhibit B-20

6.7. Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, neither the Second Lien Agent nor any other Second Lien Secured Party, in its capacity as a secured creditor only, shall oppose any sale or disposition of any assets of any Loan Party that is consented to by the First Lien Secured Parties, and will be deemed to have consented under Section 363(f) of the Bankruptcy Code (and otherwise) to any sale consented to by the First Lien Secured Parties and to have released their Liens on such assets so long as the First Lien Secured Parties have released their Liens on such assets and the net cash proceeds from the sale or disposition are applied in accordance with Section 5.1; provided, further, that notwithstanding the foregoing or any other provision herein to the contrary, the Second Lien Agent and each other Second Lien Secured Party, solely in its capacity as an unsecured creditor and not as a secured creditor of any Loan Party, shall be entitled to oppose any sale or disposition of any assets of any Loan Party under Section 363 of the Bankruptcy Code without the consent or approval of the First Lien Agents.

6.8. Plans of Reorganization; Reorganization Securities. Prior to the First Lien Obligations Payment Date, no Second Lien Secured Party shall, without the consent of the First Lien Representative, directly or indirectly propose, support or vote in favor of any a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding that is in contravention of the provisions of this Agreement; provided that nothing in this Section 6.8 shall restrict any Second Lien Secured Party from voting any unsecured claim held by such Second Lien Secured Party in favor of any plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding. Nothing in this Agreement prohibits or limits the right of the Second Lien Secured Parties to receive and retain (a) any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, provided that if any debt securities are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding both on account of First Lien Obligations and on account of Second Lien Obligations and both (i) such debt obligations are secured by Liens and (ii) such Liens are upon the same property, then, as between the First Lien Secured Parties and the Second Lien Secured Parties, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations or (b) any distribution received by such Second Lien Secured Party pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding in respect of any claim classified under such plan as an unsecured claim in accordance with section 506(a)(1) of the Bankruptcy Code.

6.9. Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Obligations and the Second Lien Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and Second Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Amounts before any distribution is made in respect of the claims held by the Second Lien Secured Parties. The Second Lien Secured Parties hereby acknowledge and agree to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

Exhibit B-21

6.10. No Waivers of Rights of First Lien Secured Parties. Subject to Section 3.1(b), nothing contained herein shall prohibit or in any way limit either First Lien Agent or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party not expressly permitted hereunder, including the seeking by any Second Lien Secured Party of adequate protection (except as provided in Section 6.5).

6.11. Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

6.12. Rights as Unsecured Creditors. In any Insolvency Proceeding, the Second Lien Secured Parties may exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law, in each case to the extent not prohibited by the terms of this Agreement.

SECTION 7. Modifications to First Lien Documents or Second Lien Documents.

7.1. Restrictions on First Lien Document Modifications. The First Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the Second Lien Agent (which consent will not be unreasonably withheld), so as to:

(a) (i) increase the aggregate amount of the principal portion of the ABL First Lien Obligations to exceed the Maximum ABL First Lien Principal Amount or (ii) increase the aggregate amount of the principal portion of the Floor Plan First Lien Obligations to exceed the Maximum Floor Plan First Lien Principal Amount;

(b) increase the applicable margin or similar component of interest rate (including by adding or increasing any interest rate floor) or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the First Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums in a manner that would cause the total yield on all Loans (as defined in either First Lien Credit Agreement on the date hereof, respectively) to exceed by more than 2.00% of the total yield on such Loans as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00%, fluctuations in LIBOR or any other similar rate index, any replacement of LIBOR due to any cessation thereof, and application of the pricing grid set forth in the Existing ABL First Lien Credit Agreement or the Existing Floor Plan First Lien Credit Agreement, as applicable, on the date hereof) or increase the default rate by any margin;

(c) extend the final scheduled maturity of the First Lien Obligations by more than 180 days from the final scheduled maturity as in effect on the date hereof;

(d) alter the amortization schedule for the First Lien Obligations, such that the average life to maturity of the First Lien Obligations is shorter than in effect as of the date hereof;

Exhibit B-22

(e) add or change any, covenant, default or event of default under the First Lien Documents in a manner adverse to the Loan Parties, unless the Loan Parties concurrently offer to enter into a corresponding amendment or modification to the applicable provisions of the Second Lien Documents;

(f) add (or make more restrictive) any prohibition or restriction on payment of the Second Lien Obligations;

(g) subordinate the First Lien Obligations or the Liens of the First Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under either First Lien Credit Agreement (as in effect on the date hereof);

(h) change or amend any term of the First Lien Documents relating to the assignment of or participation in all or any portion of the First Lien Obligations to any Loan Party or any of their respective Affiliates (including any amendment or modification of definition of Ineligible Institution (as defined in the First Lien Credit Agreement as in effect on the date hereof) to remove any Loan Party or any of their respective Affiliates from such definition) as set forth in each First Lien Credit Agreement (as in effect on the date hereof), respectively;

(i) change or amend the definition of Ineligible Institution (as defined in each First Lien Credit Agreement, respectively, as in effect on the date hereof) to remove or modify the final proviso of the definition thereof in any way; or

(j) impose any limitation on amendments or modifications of the Second Lien Documents that is more restrictive that the limitations contained herein.

7.2. Restrictions on Second Lien Document Modifications. The Second Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the First Lien Agents (which consent will not be unreasonably withheld), so as to:

(a) increase the aggregate amount of the principal portion of the Second Lien Obligations to exceed the Maximum Second Lien Principal Amount;

(b) increase the rate of interest on any of the Second Lien Obligations or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the Second Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums that would cause the total yield on the Second Lien Obligations to exceed by more than 4.00% of the total yield on the Second Lien Obligations as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00% or fluctuations in LIBOR or any other similar rate index) or increase the default rate by any margin (other than prepayment premiums, yield maintenance, make whole or similar fees and premiums, and exit fees, in each case that are payable in connection with any repayment (other than regularly scheduled principal payments) of the Second Lien Obligations, which shall not be restricted under this Section 7.2(b));

(c) [reserved];

(d) shorten the maturity of all or any portion of the Second Lien Obligations in effect as of the date hereof;

(e) require any scheduled payments or mandatory prepayments of any principal portion of the Second Lien Obligations which are not required under the terms of the Second Lien Documents in effect as of the date hereof;

Exhibit B-23

(f) add or change any, covenant, default or event of default under the Second Lien Documents in a manner adverse to the Loan Parties; provided, that Second Lien Secured Parties shall be permitted to amend, modify or supplement the Second Lien Documents to modify or add covenants, defaults or other provisions to the extent the corresponding provisions of the First Lien Documents have been amended or modified;

(g) add (or make more restrictive) any prohibition or restriction on payment of any of the First Lien Obligations;

(h) subordinate the Second Lien Obligations or the Liens of the Second Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under the Second Lien Credit Agreement (as in effect on the date hereof);

(i) change or amend any term of the Second Lien Documents relating to the assignment of or participation in all or any portion of the Second Lien Obligations to any Loan Party or any of their respective Affiliates or to the voting rights of any Loan Party or any of their respective Affiliates with respect to any portion of the Second Lien Obligations held by any such Person as set forth in the Second Lien Credit Agreement (as in effect on the date hereof); or

(j) impose any limitation on amendments or modifications of the First Lien Documents that is more restrictive that the limitations contained herein.

SECTION 8. Reliance; Waivers; etc.

8.1. Reliance. The First Lien Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Agent, on behalf of it itself and the other Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties. The Second Lien Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties for which it is First Lien Agent, expressly waives all notices of the acceptance of and reliance on this Agreement by the Second Lien Agent and the other Second Lien Secured Parties.

8.2. No Warranties or Liability. The Second Lien Agent and the First Lien Agents acknowledge and agree that none of them has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other First Lien Document or any Second Lien Document. Except as otherwise provided in this Agreement, the Second Lien Agent and the First Lien Agents will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3. No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Documents or the Second Lien Documents.

SECTION 9. Obligations Unconditional.

9.1. First Lien Obligations Unconditional. All rights and interests of the First Lien Secured Parties hereunder, and all agreements and obligations of the Second Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

Exhibit B-24

(a) any lack of validity or enforceability of any First Lien Document and regardless of whether any of the Liens of the First Lien Agents and First Lien Secured Parties are not perfected or are voidable for any reason; or

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any First Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of any of the First Lien Agents and First Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder;

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Obligations, or of any of the First Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

9.2. Second Lien Obligations Unconditional. All rights and interests of the Second Lien Secured Parties hereunder, and all agreements and obligations of the First Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Document and regardless of whether the Liens of the Second Lien Agent and Second Lien Secured Parties are not perfected or are voidable for any reason;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any Second Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of the Second Lien Agent and Second Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Second Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder; or

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any of the Second Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

Exhibit B-25

SECTION 10. Miscellaneous.

10.1. Rights of Subrogation. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that no payment to either First Lien Agent or any First Lien Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the First Lien Obligations Payment Date. Following the First Lien Obligations Payment Date, the Second Lien Secured Parties shall be subrogated to the rights of the First Lien Secured Parties to the extent that payments and distributions otherwise payable to the Second Lien Secured Parties have been applied to the First Lien Obligations in accordance with the provisions of this Agreement, and each First Lien Agent agrees to execute such documents, agreements, and instruments as the Second Lien Agent or any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to either First Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by each First Lien Agent are paid by such Person upon request for payment thereof.

10.2. Further Assurances. Each of the Second Lien Agent and the First Lien Agents will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the First Lien Agents or the Second Lien Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern; provided, however, in the event of any conflict between the provisions of this Agreement and the intercreditor agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time. the “First Lien Intercreditor Agreement”), among the First Lien Secured Parties, the terms and conditions of the First Lien Intercreditor Agreement shall control among the First Lien Secured Parties as to the relative rights of the First Lien Secured Parties in respect of the Common Collateral.

10.4. Continuing Nature of Provisions. Subject to Section 6.6, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations Payment Date shall have occurred; provided, that Section 4.6(h) and Section 5.1 shall continue in effect with respect to the rights and obligations of the parties with respect to Excess First Lien Obligations. This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Borrower or any other Loan Party on the faith hereof.

10.5. Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Agents and the Second Lien Agent.

10.6. Information Concerning Financial Condition of the Borrowers and the other Loan Parties. Each of the Second Lien Secured Parties and the First Lien Secured Parties hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The Second Lien Secured Parties and the First Lien Secured Parties hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Agent or either First Lien Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Exhibit B-26

10.7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.8. Submission to Jurisdiction.

(a) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Secured Party or Second Lien Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.9. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties and Second Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

10.11. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Exhibit B-27

10.13. Agents. The ABL First Lien Agent has executed this Agreement as directed under and in accordance with the Existing ABL First Lien Credit Agreement and will perform this Agreement solely in its capacity as ABL First Lien Agent and not individually. In performing under this Agreement, the ABL First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing ABL First Lien Credit Agreement. Subject to the terms of the Existing ABL First Lien Credit Agreement, the ABL First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Floor Plan First Lien Agent has executed this Agreement as directed under and in accordance with the Existing Floor Plan First Lien Credit Agreement and will perform this Agreement solely in its capacity as Floor Plan First Lien Agent and not individually. In performing under this Agreement, the Floor Plan First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Floor Plan First Lien Credit Agreement. Subject to the terms of the Existing Floor Plan First Lien Credit Agreement, the Floor Plan First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Second Lien Agent has executed this Agreement as directed under and in accordance with the Existing Second Lien Credit Agreement and will perform this Agreement solely in its capacity as Second Lien Agent and not individually. In performing under this Agreement, the Second Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Second Lien Credit Agreement. Subject to the terms of the Existing Second Lien Credit Agreement, the Second Lien Agent shall have no obligation to perform or exercise any discretionary act.

10.14. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.16. Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall be deemed to have acknowledged this Agreement in the manner set forth on Annex I attached hereto upon execution and delivery by such Person of a Joinder Agreement in accordance with the requirements of each First Lien Credit Agreement and the Second Lien Credit Agreement.

10.17. No Third Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of the First Lien Secured Parties, the Second Lien Secured Parties and their respective successors and permitted assigns, and this Agreement shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Loan Party, and there are no other parties or Persons whatsoever including, without limitation, the Loan Parties, who are intended to be benefited in any manner whatsoever by this Agreement.

[Remainder of page left intentionally blank]

Exhibit B-28

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL First Lien Agent for and on behalf of the ABL First Lien Secured Parties

By:
Name:	Michael Byrne
Title:	Authorized Officer

Address for Notices:
JPMorgan Chase Bank, N.A.
Loan and Agency Services
10 South Dearborn, 7th Floor
Chicago, Illinois 60603, Mail Code IL1-0010
Attention: Alta Equipment Group
Facsimile No: (312) 385-7096

Signature Page to Intercreditor Agreement

Exhibit B-29

JPMORGAN CHASE BANK, N.A., as Floor Plan First Lien Agent for and on behalf of the Floor Plan First Lien Secured Parties

By:
Name:
Title:

Address for Notices:
JPMorgan Chase Bank, N.A.
_________________________
___________________________
Attention: Alta Equipment Group
Facsimile No:

Signature Page to Intercreditor Agreement

Exhibit B-30

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Agent for and on behalf of the Second Lien Secured Parties

By:
Name:
Title:

Address for Notices:

U.S. BANK NATIONAL ASSOCIATION _________________________
___________________________
Attention:
Facsimile No:

Signature Page to Intercreditor Agreement

Exhibit B-31

ACKNOWLEDGEMENT

The undersigned hereby acknowledge and consent to the foregoing Intercreditor Agreement, dated as of February 3, 2020 (the “Intercreditor Agreement”) among JPMORGAN CHASE BANK, N.A., as the ABL First Lien Agent, JPMORGAN CHASE BANK, N.A., as the Floor Plan First Lien Agent, and U.S. BANK NATIONAL ASSOCIATION, as the Second Lien Agent. Unless otherwise defined in this Acknowledgement, terms defined in the Intercreditor Agreement have the same meanings when used in this Acknowledgement.

Each Loan Party hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each Loan Party agrees that the Intercreditor Agreement may be amended by the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, without notice to, or the consent of any such Loan Party or any other Person; provided, however, that each Loan Party agrees to be bound by the Intercreditor Agreement only as in effect on the date hereof and, to the extent that such Loan Party has been notified of the terms of any amendment, as so amended.

[Remainder of page left intentionally blank]

Acknowledgment to Intercreditor Agreement

Exhibit B-32

B. RILEY PRINCIPAL MERGER CORP., to be re-named
ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

ALTA EQUIPMENT HOLDINGS, INC.

By:
Name:
Title:

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:
Title:
of each of the above, on behalf of each of the above

Address for Notices:

13211 Merriman Rd
Livonia, MI 48150-1826
Attention: President
Facsimile No. 248-449-6701

Acknowledgment Page to Intercreditor Agreement

Exhibit B-33

EXHIBIT C TO

NOTE PURCHASE AGREEMENT

FORM OF NOTE

THIS NOTE HAS ORIGINAL ISSUE DISCOUNT (“OID”) FOR THE PURPOSES OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. INFORMATION AS TO THE AMOUNT OF OID, YIELD TO MATURITY, ISSUE DATE, AND ISSUE PRICE MAY BE OBTAINED BY CONTACTING THE ISSUER'S PRESIDENT AT: alta enterprises, llc, Merriman Rd, Livonia, Michigan 48150-1826, Attention: President.

This Note has not been and will not be registered under the United States Securities Act OF 1933 (the “Securities Act”) or with any securities regulatory authority of any state or other jurisdiction of the United States. The holder hereof, by purchasing or otherwise acquiring this security, acknowledges that this security has not been registered under the Securities Act. The holder agrees for the benefit of the Issuer, any distributors or dealers and any such persons’ affiliates that this security may be offered, resold, pledged or otherwise transferred only in compliance with the Securities Act and any applicable state securities laws and only (1) pursuant to Rule 144 under the Securities Act or (2) pursuant to an exemption from registration under the Securities Act, and in each case in accordance with any applicable securities laws of the states of the United States and other jurisdictions. The holder acknowledges that the purpose of the foregoing limitation is, in part, to ensure that the issuer is not required to register under the Securities Act.

NOTE

$__________	_______________, 20 ___

FOR VALUE RECEIVED, each of the undersigned, ALTA EQUIPMENT GROUP INC. (formerly known as B. Riley Principal Merger Corp.), a Delaware corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, Alta Equipment Holdings, Inc., a Michigan corporation, NITCO, LLC, a Michigan limited liability company, and Alta Construction Equipment Florida, LLC, a Michigan limited liability company (each an “Issuer” and, collectively, the “Issuers”), hereby promises to pay to the order of [____________] (“Purchaser”) the principal amount of $[___________] or so much of such principal amount as may be outstanding hereunder.

This Note (this “Note”) is the one of the Notes referred to in the Note Purchase Agreement, dated as of February [__], 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Issuers, the Purchasers party thereto from time to time and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used in this Note are defined in the Note Purchase Agreement, unless otherwise expressly stated herein. This Note is entitled to the benefits of the Note Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference. This Note may be prepaid, in whole or in part, in accordance with the terms and conditions set forth in the Note Purchase Agreement.

Exhibit C – Page 1

The outstanding principal balance of this Note is due and payable as provided in Article II of the Note Purchase Agreement. All payments by the Issuers of principal, fees and other Obligations shall be made in accordance with Section 2.17(a) of the Note Purchase Agreement.

This Note shall bear interest on the unpaid principal amount hereof from the date issued through repayment (whether by acceleration or otherwise) as provided in Section 2.12 of the Note Purchase Agreement. In addition, upon the occurrence and during the continuance of an Event of Default this Note shall bear default interest pursuant to the terms of Section 2.12(b) of the Note Purchase Agreement. In no event, however, will interest exceed the Highest Lawful Rate.

If any Event of Default (other than an Event of Default with respect to any Issuer described in clause (h) or (i) of Article VII of the Note Purchase Agreement) shall occur and continue under the Note Purchase Agreement or any other Notes Document, then this Note may, as provided in the Note Purchase Agreement, be declared to be immediately due and payable, without notice; provided, however, that upon the occurrence of any Event of Default with respect to the Issuers described in clause (h) or (i) of Article VII of the Note Purchase Agreement, this Note shall automatically become due and payable without any further act by the Administrative Agent, any Purchaser or any other Person.

Any transfer, sale or assignment of this Note is subject to the terms, conditions and restrictions of Section 10.04 of the Note Purchase Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Note Purchase Agreement.

[Remainder of page intentionally left blank]

Exhibit C – Page 2

IN WITNESS WHEREOF, each Issuer has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
NITCO, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:	Ryan Greenawalt
Title:	Manager of each of the above, on behalf of each of the above

ALTA EQUIPMENT HOLDINGS, Inc.

By:
Name:
Title:

ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

Exhibit C – Page 3

EXHIBIT D

TO NOTE PURCHASE AGREEMENT

FORM OF FUNDING NOTICE

February [_], 2020

Reference is made to the Note Purchase Agreement, dated as of February [__], 2020 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”; all capitalized terms used in this agreement and not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement), by and among B. RILEY PRINCIPAL MERGER CORP. (to be renamed Alta Equipment Group, Inc.), a Delaware corporation (as “Issuer Representative”), ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, (and collectively with Issuer Representative, the “Issuers”), the other Notes Parties from time to time party thereto, the Purchasers from time to time party thereto, and the Administrative Agent party thereto.

Pursuant to Section 4.20 of the Note Purchase Agreement, Issuer Representative hereby notifies the Administrative Agent and the Purchasers, on behalf of Issuers, of its request that Purchasers purchase the Notes in an aggregate amount equal to $[155,000,000/170,000,000] in accordance with the applicable terms and conditions of the Note Purchase Agreement.

Issuer Representative hereby authorizes and directs the Administrative Agent and the Purchasers, on behalf of Issuers, to disburse the proceeds of the Notes to the account number[s] in the amount[s] specified on Annex A hereto. Issuer Representative hereby certifies to the Administrative Agent and Purchasers on behalf of Issuers that:

i.	as of the date hereof, the representations and warranties contained in each of the Notes Documents are true and correct in all respects on and as of such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all respects on and as of such earlier date;

ii.	since December 31, 2019, no Material Adverse Effect has occurred and no condition exists which has or could be reasonably expected to have a Material Adverse Effect;

iii.	after giving pro forma effect to the Notes issued on the Effective Date and all other amounts to be paid on the Effective Date, the satisfaction of all closing conditions under Article IV of the Note Purchase Agreement and the completion of all other Transactions to be completed on the Effective Date, all financial covenants in Section 6.13 of the Note Purchase Agreement are complied with on a pro forma basis; and

Exhibit D – Page 1

iv.	as of the date hereof, no event has occurred and is continuing or would result from the issuing of the Notes contemplated hereby that would constitute a Default.

[Signature Page Follows]

Exhibit D – Page 2

B. RILEY PRINCIPAL MERGER CORP.,
as Issuer Representative

By:
Name:
Title:

Exhibit D – Page 3

Annex A to Funding Notice

See Attached

Exhibit D – Page 4

Exhibit 10.3

FIFTH AMENDED AND RESTATED FLOOR PLAN FIRST LIEN CREDIT AGREEMENT

dated as of

February 3, 2020

B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC.,
ALTA EQUIPMENT HOLDINGS, INC.,
ALTA ENTERPRISES, LLC,
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,
ALTA HEAVY EQUIPMENT SERVICES, LLC,
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,
ALTA CONSTRUCTION EQUIPMENT, L.L.C.,
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,
NITCO, LLC,
and
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC,
as Borrowers

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

JPMORGAN CHASE BANK, N.A.,
as Sole Bookrunner and Sole Lead Arranger

i

SCHEDULES:

Commitment Schedule

EXHIBITS:

Exhibit A	Form of Assignment and Assumption
Exhibit B	Form of Second Lien Intercreditor Agreement
Exhibit C-1	U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit C-2	U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit C-3	U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit C-4	U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

This Fifth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of February 3, 2020 (as it may be amended or modified from time to time, this “Agreement”), is among B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

R E C I T A L S

A. The borrowers (including the Borrowers hereto, as successors or assigns thereof) party thereto, the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated First Lien Credit Agreement dated as of May 1, 2019, which amended and restated that certain Third Amended and Restated First Lien Credit Agreement dated as of December 27, 2017, which amended and restated that certain Second Amended and Restated Credit Agreement dated as of September 30, 2016, which amended and restated that certain Amended and Restated Credit Agreement dated as of December 28, 2012, and which amended and restated that certain Credit Agreement dated as of May 5, 2011 (as amended, the “Existing Credit Agreement”).

B. The Borrowers party hereto, the Lenders party hereto and the Administrative Agent wish to amend and restate that portion of the Existing Credit Agreement pertaining to the aggregate Floor Plan Commitments, Floor Plan Loans, any Floor Plan Priority Collateral and each other provision related to the floor plan facility (as such terms are defined in the Existing Credit Agreement) on the terms and conditions set forth below.

C. Concurrently, the Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., in its capacity as ABL Administrative Agent (as defined below) are entering into the ABL Credit Agreement (as defined below), which amends and restates that portion of the Existing Credit Agreement pertaining to the aggregate Revolving Commitment, Revolving Loans, any ABL Priority Collateral and each other provision related to the revolving credit facility (as such terms are defined in the Existing Credit Agreement) on the terms and conditions set forth therein.

D. This Agreement and the ABL Credit Agreement collectively amend and restate in its entirety the Existing Credit Agreement.

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NOW, THEREFORE, in consideration of the premises and of the mutual agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended and restated in its entirety (as specified in Section 9.19) as follows:

Article I

Definitions

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Administrative Agent” means JPMCB, in its capacity as administrative agent under the ABL Credit Agreement.

“ABL Availability” means “Availability” as defined in the ABL Credit Agreement, on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Credit Agreement” means the Fifth Amended and Restated ABL First Lien Credit Agreement, dated as of the date hereof, among the Borrowers, the lenders party thereto from time to time, and the ABL Administrative Agent, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“ABL Lender” means a “Lender” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Loan Documents” means the “Loan Documents” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Loans” means the “Loans” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Obligations” means the “Secured Obligations” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Revolving Commitment” means the “Revolving Commitment” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“ABL Secured Parties” means the “Secured Parties” as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof.

“Account” has the meaning assigned to such term in the Security Agreements.

“Account Debtor” means any Person obligated on an Account.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Loan Party (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

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“Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one (1)-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided further, that, if the LIBO Screen Rate at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to any Borrower, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Borrower or any Subsidiary or any Person of which such Borrower and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

“Agent Indemnitee” has the meaning assigned to it in Section 9.03(c).

“Alta Construction Equipment Florida” means Alta Construction Equipment Florida, LLC, a Michigan limited liability company.

“Alta Enterprises” means Alta Enterprises, LLC, a Michigan limited liability company.

“Alta Group” means B. Riley Principal Merger Corp., a Delaware corporation, to be re-named Alta Equipment Group Inc. on the Effective Date.

“Alta Holdings” means Alta Equipment Holdings, Inc., a Michigan corporation.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to a Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin” means, for any day, with respect to any Floor Plan Loans that are CBFR Loans, Floor Plan Loans that are Eurodollar Loans and commitment fees payable under Section 2.11(a) hereunder, as the case may be, the applicable rate per annum set forth below under the applicable caption, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date:

Level	Total Leverage Ratio	Applicable Margin - CBFR Loans	Applicable Margin – Adjusted Eurodollar Loans	Applicable Margin – Commitment Fees
I	≥ 4.00:1.00	50.0 bps	300.0 bps	40.0 bps
II	≥ 3.50:1.00 but < 4.00:1.00	25.0 bps	275.0 bps	35.0 bps
III	≥ 3.00:1.00 but < 3.50:1.00	0.0 bps	250.0 bps	30.0 bps

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Level	Total Leverage Ratio	Applicable Margin - CBFR Loans	Applicable Margin – Adjusted Eurodollar Loans	Applicable Margin – Commitment Fees

IV	≥ 2.50:1.00 but < 3.00:1.00	- 25.0 bps	225.0 bps	25.0 bps
V	< 2.50:1.00	- 50.0 bps	200.0 bps	20.0 bps

The Applicable Margin shall be determined in accordance with the foregoing table based on the Total Leverage Ratio as of the end of each Fiscal Quarter based upon the Alta Group’s annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and adjustments, if any, to such Applicable Margin shall be effective five (5) Business Days following the date that the Administrative Agent is scheduled to receive the applicable financials under Section 5.01. During any time after the Borrowers have failed to deliver the financial statements required by Section 5.01, the Applicable Margin shall be automatically set at Level I until five (5) days after such financials are so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level II as of the Effective Date and shall be adjusted for the first time thereafter based on the financials for the Fiscal Quarter ending June 30, 2020.

If at any time the Borrowers or the Administrative Agent determines that the financial statements upon which the Applicable Margin was determined were incorrect (whether based on a restatement, fraud or otherwise), or any ratio or compliance information in a compliance certificate prepared in accordance with Section 5.01(c) or other certification was incorrectly calculated, relied on incorrect information or was otherwise not accurate, true or correct, the Borrowers shall be required to immediately (or, in the case of a determination made by the Administrative Agent, immediately following the Administrative Agent’s demand therefor (provided, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any bankruptcy or similar law, automatically and without further action by the Administrative Agent)) and retroactively pay any additional amount that the Borrowers would have been required to pay if such financial statements, compliance certificate or other information had been accurate and/or computed correctly at the time they were delivered.

“Applicable Percentage” means, with respect to any Lender, with respect to Floor Plan Loans, a percentage equal to a fraction the numerator of which is such Lender’s Floor Plan Commitment and the denominator of which is the aggregate Floor Plan Commitment of all Lenders (if the Floor Plan Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Floor Plan Exposures most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination); provided that in the case of Section 2.19 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Floor Plan Commitments (disregarding any Defaulting Lender’s Floor Plan Commitment) represented by such Lender’s Floor Plan Commitment.

“Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a).

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Augmenting Lender” has the meaning assigned to such term in Section 2.21(a).

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“Available Floor Plan Commitment” means, at any time, the aggregate Floor Plan Commitment of all Lenders then in effect minus the aggregate Floor Plan Exposure of all Lenders at such time (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“B. Riley Merger/Equity Transaction Agreements” means the agreements listed on Schedule 3.30 as the B. Riley Merger/Equity Transaction Agreements.

“B. Riley Merger/Equity Transactions” means the transactions described on Schedule 3.30.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of any Loan Party (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Reserves” means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

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“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower Representative giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Adjusted One Month LIBOR Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Screen Rate permanently or indefinitely ceases to provide the LIBO Screen Rate; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate announcing that such administrator has ceased or will cease to provide the LIBO Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate;

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(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Screen Rate, a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case which states that the administrator of the LIBO Screen Rate has ceased or will cease to provide the LIBO Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate announcing that the LIBO Screen Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower Representative, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.13.

“Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party mean an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

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“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

"Board of Directors" means: (1) with respect to a corporation, the board of directors of the corporation or such directors or committee serving a similar function; (2) with respect to a limited liability company, the board of managers of the company or such managers or committee serving a similar function; (3) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (4) with respect to any other Person, the managers, directors, trustees, board or committee of such Person or its owners serving a similar function.

“Borrower Representative” means Alta Group in its capacity as representative of the Borrowers as set forth in Section 2.20.

“Borrowers” means Alta Group and its Subsidiaries.

“Borrowing” means Floor Plan Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request for a Borrowing under Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Detroit, Chicago or New York are generally authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset, including without limitation leasehold improvements, but excluding new, used or parts inventory, on a consolidated balance sheet of Alta Group and its Subsidiaries prepared in accordance with GAAP. For purposes of calculating the Fixed Charge Coverage Ratio, such expenditures will be reduced by the sum of (a) the net book value with respect to any sale of any fixed or capital assets (excluding new, used, and parts inventory) and (b) any piece of rental equipment financed via either Loans, ABL Loans or any other floorplan line (up to the value advanced on such asset thereunder), in each case (both clauses (a) and (b)) as determined by the Administrative Agent.

“Capital Lease” means any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

“Capital Lease Obligations” means the aggregate principal component of capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

“Cash Common Equity” is defined in Section 3.30.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

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“CBFR”, when used in reference to: (a) a rate of interest, refers to the CB Floating Rate, and (b) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CB Floating Rate.

“Change in Control” means any of the following:

(a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Permitted Investors, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Alta Group;

(b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of Alta Group by Persons who were not (i) directors of Alta Group on the date of this Agreement or nominated or appointed by the board of directors of Alta Group or (ii) appointed by directors so nominated or appointed;

(c) the acquisition of direct or indirect Control of Alta Group by any Person or group other than Permitted Investors;

(d) Alta Group shall fail to own and control, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Holdings;

(e) Alta Group and Alta Holdings shall fail to own, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Enterprises;

(f) Alta Enterprises shall fail to own, directly or indirectly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of each other Borrower (other than Alta Group and Alta Holdings); or

(g) any “change in control” (or any comparable term) under any Second Lien Notes Document or ABL Loan Document or any other event that would require or permit the Second Lien Purchasers or ABL Lenders or any of them to require an acceleration or prepayment of the Second Lien Obligations or the ABL Obligations, as applicable.

“Change in Law” means the occurrence, after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III (i.e., the Third Basel Accord agreed upon by the members of the Basel Committee on Banking Supervision in 2010–11), shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

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“Charges” has the meaning assigned to such term in Section 9.15.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Floor Plan Loans.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all present or future personal property or material real property owned, leased or operated by a Person, which property is covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Administrative Agent, on behalf of itself and the Secured Parties, to secure the Secured Obligations.

“Collateral Documents” means, collectively, the Security Agreements, any Mortgages, the Loan Party Guaranties, the Subordination Agreements, the Intercreditor Agreements and all other agreements, instruments and documents executed in connection with this Agreement at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement) that are intended to create or evidence Liens to secure, Guarantees of, or subordinations to, all or any part of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, pledge and security agreements, pledges, powers of attorney, guaranties, subordination agreements, consents, assignments, contracts, leases, and financing statements, all as amended or otherwise modified from time to time.

“Commitment” means, with respect to each Lender, the sum of such Lender’s Floor Plan Commitment and any other commitments, if any are established pursuant to any amendment hereto at any time. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 8.03.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:

(1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;

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provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, with reference to any period, the Net Income for such period, and plus (a) to the extent reducing such Net Income, (i) Interest Expense, (ii) expense for income taxes, (iii) depreciation, (iv) amortization, (v) any non-cash charges for such period (but excluding (1) any non-cash charge that results from the write-down or write-off of accounts receivable or that is in respect of any other item that was included in Net Income in a prior period, (2) any non-cash charge that relates to the write-down or write-off of inventory or equipment, any additions to bad debt reserves or bad debt expense and (3) any non-cash charge to the extent it represents an accrual of or a reserve for cash expenditures in any future period), (vi) any reasonable non-recurring fees, cash charges and other cash expenses made or incurred in connection with (1) the Transactions (including one-time transaction bonuses) in an aggregate amount not to exceed $25,000,000.00 incurred prior to or within nine months after the Effective Date, or (2) any amendments, restatements, supplements, waivers or other modifications to the Loan Documents, ABL Loan Documents, or the Second Lien Notes Documents, (vii) losses deducted during the specified period, but only to the extent proceeds of insurance (including, without limitation, business interruption insurance) or indemnity recovery are actually received during such period, (viii) reasonable transaction expenses and fees for such period with respect to with respect to Permitted Acquisitions consummated or sought but not consummated by any Loan Party, (ix) Pro Forma EBITDA attributable to any Permitted Acquisition, (x) reasonable expenses and fees incurred during the specified period in connection with the administration of the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents after the Effective Date (including in all cases expenses and fees paid to the Administrative Agent and/or the Lenders), (xi) fees and expenses during the specified period which are directly related to any proposed or actual issuance of debt or equity or asset dispositions, in each case permitted under this Agreement, (xii) (1) any extraordinary or non-recurring losses in the aggregate in any period of twelve consecutive months not to exceed the result of (1) 10% of Consolidated EBITDA, less (2) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable Loan Party sold the applicable asset, minus (y) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y for any depreciation or amortization thereof), for such twelve consecutive months (prior to giving effect to this clause (xii)(1)) or (2) other non-recurring charges, costs and expenses incurred during such period approved by the Administrative Agent in its reasonable discretion (not to be unreasonably withheld, conditioned or delayed), and (xiii) one-time GAAP adjustments related to the B. Riley Merger/Equity Transactions in an aggregate amount not to exceed [$35,000,000], minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any non-cash items of income for such period, all calculated for Alta Group and its Subsidiaries on a consolidated basis.

“Consolidated First Lien Debt” means, as of any date, the Consolidated Total Debt of Alta Group and its Subsidiaries, excluding (a) the aggregate outstanding amount of the Second Lien Notes at such time and (b) the aggregate outstanding amount of Subordinated Debt at such time.

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“Consolidated Second Lien Note Coverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Assets less Consolidated First Lien Debt as of such date to (b) the aggregate outstanding amount of the Second Lien Notes as of such date.

“Consolidated Total Assets” means, as of any date, (a) the sum of the Net Book Value of each of the following, without duplication, as of such date (i) accounts receivable, net of allowance for doubtful accounts, plus (ii) parts inventory, net of reserves, plus (iii) work in process, net of reserves, plus (iv) equipment inventories (i.e., equipment held for sale or rental under the new, used, and rental categories on the balance sheet of Alta Group and its Subsidiaries), net of depreciation, plus (v) fixed assets (i.e. property plant and equipment) net of depreciation, less (b) the sum of the following as of such date (i) the value of promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Administrative Agent, plus (ii) Showroom Ready Debt, all as set forth in the most recently delivered financial statements of Alta Group and its Subsidiaries.

“Consolidated Total Debt” means, as of any date, the Indebtedness of Alta Group and its Subsidiaries on a consolidated basis, excluding (a) promotional Indebtedness owing to vendors that is interest free and has no required payments and is otherwise on terms acceptable to the Administrative Agent, and (b) Showroom Ready Debt which is not in curtailment.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.23.

“Credit Exposure” means, as to any Lender at any time, such Lender’s Floor Plan Exposure at such time.

“Credit Party” means the Administrative Agent or any other Lender.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, or (ii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a (i) Bankruptcy Event or (ii) a Bail-In Action.

“Departing Lender” has the meaning assigned to such term in Section 2.18(b).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“dollars” or “$” refers to lawful money of the U.S.

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.13 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

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(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower Representative and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date upon which all of the conditions set forth in Article IV are satisfied; provided, that such conditions are satisfied on or before February 14, 2020.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrowers and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Floor Plan Equipment” means, as of any date, the equipment owned by a Borrower and meeting each of the following requirements:

(a) such Borrower has the right to subject such equipment to a Lien in favor of the Administrative Agent; such equipment is subject to a first priority perfected Lien in favor of the Administrative Agent and is free and clear of all other Liens of any nature whatsoever (except for (i) a second Lien in favor of the ABL Secured Parties, subject to the First Lien Intercreditor Agreement, (ii) a third Lien in favor of Second Lien Notes Representative, subject to the Second Lien Intercreditor Agreement, and (iii) Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Agent);

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(b) the full purchase price of such equipment will be paid simultaneously with the making of a Floor Plan Loan hereunder and such Borrower will have good title to such equipment upon such payment;

(c) such equipment is located on premises acceptable to the Administrative Agent;

(d) such equipment is in good working order and condition (ordinary wear and tear excepted) and is used or held for use by such Borrower in the ordinary course of business of such Borrower;

(e) such equipment is not subject to any agreement which restricts the ability of such Borrower to use, sell, transport or dispose of such equipment or which restricts the Administrative Agent’s ability to take possession of, sell or otherwise dispose of such equipment;

(f) such equipment constitutes equipment owned by the Borrowers that is acceptable in the sole discretion of the Administrative Agent;

(g) the manufacturer serial number on such equipment is visible after such equipment placed in service;

(h) with respect to such equipment constituting rental units, such equipment must have an executed rental contract not to exceed sixty (60) months and such contract must be in a form acceptable to the Administrative Agent;

(i) such equipment shall not constitute demonstration units;

(j) with respect to such equipment constituting loaner units, such units must be on the site of a guaranteed service agreement customer and serve as backup to such customer’s fleet and such equipment must have an executed rental contract in a form acceptable to the Administrative Agent;

(k) such equipment must be subject to an appraisal satisfactory to the Administrative Agent and not more than six (6) months old;

(l) such equipment is not otherwise unacceptable to the Administrative Agent; and

(m) such equipment shall be depreciated in a manner consistent with past practices by the Borrowers and be in accordance with GAAP.

In the event that inventory which was previously Eligible Floor Plan Equipment ceases to be Eligible Floor Plan Equipment hereunder (except in the event that such ineligibility is solely pursuant to clause (e) hereof), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Request or upon the delivery of any financial statements required to be delivered by Section 5.01.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, or the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

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“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower (or Guarantor, if any), is treated as a single employer under Section 414(b) or (c) of the Code or, Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standards” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower (or Guarantor, if any) or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower (or Guarantor, if any) or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower (or Guarantor, if any) or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower (or Guarantor, if any) or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower (or Guarantor, if any) or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Event of Loss” means, with respect to any assets, any of the following: (a) any loss, destruction or damage of such assets; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such assets or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such assets, or confiscation of such assets or the requisition of the use of such assets.

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“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning set forth in the Recitals.

“Extenuating Circumstance” means any period during which the Administrative Agent has determined in its sole discretion (i) that due to unforeseen and/or nonrecurring circumstances, it is impractical and/or not feasible to submit or receive a Borrowing Request or Interest Election Request by email or fax or through Electronic System, and (ii) to accept a Borrowing Request or Interest Election Request telephonically.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

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“Financial Officer” means the chief executive officer, chief financial officer, vice president of finance, director of finance, principal accounting officer, treasurer or controller of such company.

“First Lien Intercreditor Agreement” means an intercreditor agreement dated on or before the Effective Date among the Borrowers, the Administrative Agent and the ABL Administrative Agent, and in form and substance acceptable to the Borrowers, the Administrative Agent and the ABL Administrative Agent, as amended or otherwise modified from time to time.

“First Lien Leverage Ratio” means, as of any date, the ratio of (a) Consolidated First Lien Debt as of such date, to (b) Consolidated EBITDA less (1) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (a) as the price at which the applicable Borrower sold the applicable asset, minus (b) the applicable Borrower’s initial purchase price of such asset (for the avoidance of doubt, without reducing clause (b) for any depreciation or amortization thereof); and (2) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

“Fiscal Quarter” means each of the quarterly accounting periods of Alta Group and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year.

“Fiscal Year” means each annual accounting period of Alta Group and its Subsidiaries ending on December 31. As an example, reference to the 2020 Fiscal Year shall mean the Fiscal Year ending December 31, 2020.

“Fixed Charge Coverage Ratio” means, as of any date, the ratio of (a) Consolidated EBITDA, minus, Capital Expenditures, to (b) Fixed Charges, all as calculated for the four consecutive Fiscal Quarters then ending on a consolidated basis for Alta Group and its Subsidiaries.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus prepayments (other than (x) prepayments of ABL Loans and (y) prepayments constituting refinancings through the incurrence of additional Indebtedness expressly permitted by Section 6.01)) and scheduled principal and curtailment payments on Indebtedness made during such period (other than payments on intercompany Indebtedness between the Borrowers), plus expense for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, all calculated for the Borrowers and their respective Subsidiaries on a consolidated basis.

“Flagler” means Flagler Construction Equipment, LLC, a Delaware limited liability company.

“Flagler Acquisition” means the Acquisition of substantially all the assets of Flagler by Alta Construction Equipment Florida described in the Flagler Acquisition Agreement and the other Flagler Acquisition Documents.

“Flagler Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Flagler, Alta Enterprises and Flagler Holdings, LLC, a Delaware limited liability company, Alta Construction Equipment Florida, Alta Enterprises and Thomas R. Holmes in the form delivered to the Administrative Agent prior to the date of this Agreement.

“Flagler Acquisition Documents” means the Flagler Acquisition Agreement and each other material agreement effecting the Flagler Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

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“Flagler Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which Alta Construction Equipment Florida collaterally assigns to the Administrative Agent its rights and benefits under the Flagler Acquisition Agreement.

“Flood Laws” has the meaning assigned to such term in Section 8.10.

“Floor Plan Availability Period” means the period from and including the Effective Date to but excluding the Floor Plan Termination Date.

“Floor Plan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Floor Plan Loans, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Floor Plan Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.21, and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Floor Plan Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Floor Plan Commitment, as applicable. As of the Effective Date, the aggregate amount of the Lenders’ Floor Plan Commitments is $40,000,000.

“Floor Plan Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Floor Plan Loans at such time.

“Floor Plan Loan” means a Loan made pursuant to Section 2.01.

“Floor Plan Termination Date” means the earlier of (a) the date on which the Floor Plan Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof and (b) February 13, 2025.

“Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

“Forward Purchase Cash Common Equity” is defined in Section 3.30.

“Funding Account” has the meaning assigned to such term in Section 4.01(q).

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Greenawalt” means Ryan Greenawalt and any trust controlled by him, for his benefit, his spouse’s benefit or the benefit of any lineal descendants of Ryan Greenawalt.

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“Guarantees” means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) Guaranteeing or intended to Guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase assets, securities or services primarily for the purpose of assuring the holder of such Indebtedness against loss in respect thereof, (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (v) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guarantee is made.

“Guarantors” means the Borrowers (as a Guarantor with respect to all Secured Obligations of each of the other Loan Parties) and each existing and future subsidiary of any of the foregoing.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“Historical Financial Statements” has the meaning assigned to such term in Section 3.04(a).

“IBA” has the meaning assigned to such term in Section 1.05.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Increasing Lender” has the meaning assigned to such term in Section 2.21(a).

“Indebtedness” of any Person means, without duplication, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of assets or services purchased by such Person (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees of such Person with respect to Indebtedness of another Person, (h) Capital Lease Obligations of such Person, (i) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created or similar instruments for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), as reduced from time to time, (j) all Disqualified Equity, (k) the principal balance outstanding under any synthetic lease, tax retention operating lease, accounts receivable securitization program, off-balance sheet loan or similar off-balance sheet financing product, based on the amount that would be deemed outstanding thereunder if such transaction was structured as a secured financing on balance sheet, (l) the Indebtedness of any partnership in which such Person is a general partner, (m) obligations under any earn-out or similar obligations determined in accordance with GAAP, (n) the portion of indebtedness of any unincorporated joint venture in which such Person is a general partner or a joint venturer that is pro rata to such Person’s ownership interest in such joint venture and (o) buyback obligations to the extent such obligations exceeed the associated asset value set forth in the financial statements of Alta Group and its Subsidiaries.

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“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” has the meaning assigned to it in Section 9.04(b).

“Intercreditor Agreements” means, collectively, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and any other intercreditor agreement in form and substance acceptable to the Administrative Agent in its sole discretion.

“Interest Election Request” means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of Alta Group and its Subsidiaries for such period with respect to all outstanding Indebtedness of Alta Group and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for Alta Group and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any CBFR Loan, the first Business Day of each calendar month and the Floor Plan Termination Date and (b) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and the Floor Plan Termination Date.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one month thereafter, as a Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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“Inventory” has the meaning assigned to such term in the Security Agreement.

“IPO Cash Common Equity” is defined in Section 3.30.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A.

“JPMCB Parties” has the meaning assigned to such term in Section 9.20.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or Section 2.21 or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any CBFR Borrowing, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent in its reasonable discretion (in each case, the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, (x) if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (y) if the LIBO Screen Rate shall not be available at such time for a period equal in length to such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.13 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided further, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a CBFR Borrowing, such rate shall be determined as modified by the definition of Adjusted One Month LIBOR Rate.

“LIBO Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of Equity Interests or securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or securities.

“Liftech” means Liftech Equipment Companies, Inc., a New York corporation.

“Liftech Acquisition” means the Acquisition of substantially all the assets of Liftech by NITCO described in the Liftech Acquisition Agreement and the other Liftech Acquisition Documents.

“Liftech Acquisition Agreement” means the Asset Purchase Agreement dated on or before the Effective Date among Liftech, NITCO, and Joseph Verzino in the form delivered to the Administrative Agent prior to the date of this Agreement.

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“Liftech Acquisition Documents” means the Liftech Acquisition Agreement and each other material agreement effecting the Liftech Acquisition, including, without limitation, any escrow agreement, management agreement, non-competition agreement, bonus agreement, retention agreement, employment agreement for any officer or other senior management employee and other similar agreements.

“Liftech Assignment of Representations and Warranties” means that certain Assignment of Representations, Warranties, Covenants and Indemnities dated as of the Effective Date under the terms of which NITCO collaterally assigns to the Administrative Agent its rights and benefits under the Liftech Acquisition Agreement.

“Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, the Collateral Documents, each Intercreditor Agreement, each Subordination Agreement, the Flagler Assignment of Representations and Warranties, the Liftech Assignment of Representations and Warranties and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, intercreditors, landlord waivers and access agreements, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Parties” means the Borrowers and the Guarantors, if any.

“Loan Party Guaranty” means any guaranty agreements from any Guarantor delivered in connection with any Loan Document at any time (and for avoidance of doubt, excluding any and all such guaranty agreements of any Persons that are not Guarantors as defined herein delivered in connection with the Existing Credit Agreement) as are requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property or financial condition of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties to perform any of their Obligations, or (c) the rights of or benefits available to the Administrative Agent of the Lenders under the Loan Documents, including without limitation the Collateral and the priority of the Administrative Agent’s Liens thereon.

“Material Agreement” means any agreement listed on Schedule 3.21.

“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the “obligations” of any Loan Party in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Swap Agreement were terminated at such time.

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“Maximum Rate” has the meaning assigned to such term in Section 9.15.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means any mortgage, deed of trust or other agreement from any Loan Party granting a Lien on any of its real property delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance reasonably satisfactory to the Administrative Agent, entered into by any Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Book Value” means the net book value of any asset, taking into account diminutions, depreciations and other accounting charges, determined in accordance with GAAP.

“Net Cash Proceeds” means, without duplication in connection with any sale or other disposition of any asset or any settlement by, or receipt of payment in respect of, any property insurance claim or condemnation award, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, settlement or payment, net of documented attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such sale, insurance claim or condemnation award (other than any Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders) and other fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof and of any other costs incurred in connection with such sale, disposition, settlement or receipt.

“Net Income” means, for any period, the consolidated net income (or loss) determined for Alta Group and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that the following shall be excluded from the calculation of Net Income: (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Alta Group or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Alta Group or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by Alta Group or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary (other than a Borrower), to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“NITCO” means Nitco, LLC, a Michigan limited liability company.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. eastern time on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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“Obligations” means all unpaid principal of and accrued and unpaid interest on (including without limitation interest accruing after the maturity of the Loans and reimbursement obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Lenders or to any Lender, the Administrative Agent or any indemnified party arising under the Loan Documents, in all cases, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document), or sold or assigned an interest in any Loan or Loan Document.

“Other Taxes” means any present or future stamp, court, documentary intangible, recording, filing or similar other excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.18(b)).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans, together with accrued and unpaid interest thereon, (ii) the indefeasible payment in full in cash of all accrued and unpaid fees, (iii) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (iv) the termination of all Commitments, and (v) the termination of the Swap Agreement Obligations and the Banking Services Obligations.

“Participant” has the meaning assigned to such term in Section 9.04(c).

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“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Payment Condition” shall be deemed to be satisfied in connection with a Restricted Payment or Permitted Acquisition if:

(a) no Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment or Permitted Acquisition;

(b) immediately after giving effect to such Restricted Payment plus any prepayment of the Second Lien Notes that may be required pursuant to such Restricted Payment or Permitted Acquisition and at all times during the 60-day period immediately prior to such Restricted Payment (and prepayment of the Second Lien Notes that may be required pursuant to such Restricted Payment) or Permitted Acquisition, the Borrowers shall have ABL Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the ABL Revolving Commitment; and

(c) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (a) and (b) above and attaching calculations for item (b) in form and substance satisfactory to the Administrative Agent.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Acquisition by a Loan Party in a transaction that (i) is consented to in writing by Required Lenders in their sole discretion or (ii) otherwise satisfies each of the following requirements:

(a) such Acquisition is not a hostile or contested Acquisition;

(b) the business acquired in connection with such Acquisition (i) is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto and (ii) shall have generated a positive amount of earnings before income taxes, depreciation and amortization (calculated in substantially the same manner as Pro Forma EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable business sold the applicable asset, minus (y) such business’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof)), less unfinanced Capital Expenditures, during the twelve-month period most recently ended prior to the date of such Acquisition;

(c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made and other Indebtedness incurred in connection therewith on a pro forma basis acceptable to the Administrative Agent, (i) each of the representations and warranties in the Loan Documents is true and correct, (ii) the Total Leverage Ratio is at least (1) 0.30 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2020 and (2) 0.25 below the level required by Section 6.13(a) for any Acquisition consummated during the Fiscal Year ending December 31, 2021 and each Fiscal Year thereafter, (iii) Borrowers and their Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.13 on a pro forma basis after giving effect to such Acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered to the Administrative Agent in accordance with Sections 5.01(a) or (b), and (iv) the Payment Condition is satisfied;

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(d) as soon as available, but not less than fifteen (15) days (or such shorter period agreed to by the Administrative Agent) prior to such Acquisition, the Borrower Representative shall have provided the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent, including pro forma financial statements, statements of cash flow, availability projections, a quality of earnings analysis and a certificate, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with the requirements set forth in clause (c) above;

(e) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of a Borrower; and

(f) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected to have a Material Adverse Effect.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c) Liens (other than any Lien imposed by ERISA) consisting of pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits or pledges to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, licenses, title restrictions, rights-of-way and similar encumbrances on real property imposed by law or incurred or granted by any Loan Party in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party; and

(g) minor imperfections in title that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

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“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one (1) year from the date of acquisition thereof;

(b) investments in commercial paper maturing within two hundred seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Investors” means Greenawalt, Anthony J. Colucci, Robert T. Chiles, Craig F. Brubaker, Alan Hammersley, Richard A. Papalia, and Sponsor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIPE Cash Common Equity” is defined in Section 3.30.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“Prepayment Events” means:

(a) any Sale (including pursuant to a sale and leaseback transaction) of any Eligible Floor Plan Equipment or any other equipment purchased with Floor Plan Loans;

(b) Event of Loss in respect of any Eligible Floor Plan Equipment or any other equipment purchased with Floor Plan Loans; or

(c) the incurrence by any Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

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“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma EBITDA” means, with respect to any period, Consolidated EBITDA of the target business of a Permitted Acquisition calculated with respect to such period on a pro forma basis (including pro forma adjustments approved by the Administrative Agent in its Permitted Discretion) using the historical financial statements of any business acquired or to be acquired and the consolidated financial statements of Alta Group and its Subsidiaries, which shall be reformulated as if such Permitted Acquisition, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Indebtedness incurred during such period).

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, whether cash or non-cash.

“Projections” has the meaning set forth in Section 3.04(b).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.23.

“Rating” means the debt rating of the Second Lien Notes as determined from time to time by Egan Jones Rating Company.

“Recipient” means, as applicable, (a) the Administrative Agent, and (b) any Lender.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

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“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective direct and indirect directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“Replacement Lender” has the meaning assigned to such term in Section 2.18(b).

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Loan Parties from information furnished by or on behalf of the Borrowers, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time; provided that (a) it shall require at least two Lenders (with any Lenders that are Affiliates constituting one Lender for purposes of this definition) to constitute Required Lenders if there are two or more Lenders party hereto, and (b) the Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws, certificate of organization and operating agreement, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, an availability reserve, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves for rent at locations leased by any Loan Party and for consignees, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation, reserves for taxes, fees, assessments, and other governmental charges and reserves for parts inventory attached to open work orders) with respect to the Collateral or any Loan Party.

“Responsible Officer” means the president, Financial Officer or other executive officer of a Borrower.

“Restricted Payment” means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party or (iii) management fees, agency fees or other fees or similar amounts payable by any Loan Party to any of its Affiliates.

“Sale” means the sale, lease, conveyance or other disposition of any assets, other than an Event of Loss.

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“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any or all of the functions of said Commission.

“Second Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit B hereto, dated as of the Effective Date, among the Borrowers, the Administrative Agent, the ABL Administrative Agent and the Second Lien Notes Representative, as amended or otherwise modified from time to time.

“Second Lien Note Purchase Agreement” means the Note Purchase Agreement, dated as of the date hereof, among the Borrowers, the purchasers party thereto from time to time, and the Second Lien Notes Representative, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Second Lien Notes” means the Notes in the aggregate principal amount of not less than $155,000,000 and not more than $165,000,000 issued by the Borrowers on the Effective Date under the Second Lien Note Purchase Agreement.

“Second Lien Notes Documents” means the “Notes Documents” as defined in the Second Lien Note Purchase Agreement.

“Second Lien Notes Representative” means U.S. Bank, National Association, in its capacity as administrative agent under any of the Second Lien Notes Documents, or any successor administrative agent under any of the Second Lien Notes Documents.

“Second Lien Obligations” means the “Obligations” as defined in the Second Lien Note Purchase Agreement.

“Second Lien Purchasers” means the Persons referred to as “Purchasers” in the Second Lien Note Purchase Agreement.

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“Secured Obligations” means, collectively, (i) the Obligations, (ii) the Banking Services Obligations and (iii) Secured Swap Obligations; provided, however, that the definition of “Secured Obligations” shall not create any Guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender, (ii) the Administrative Agent and the Lenders in respect of all other present and future obligations and liabilities of the each Loan Party of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Swap Agreements entered into with such Person by any Loan Party, (iv) each Lender and Affiliate of such Lender in respect of Banking Services provided by such Person to any Loan Party, (v) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrowers to such Person hereunder and under the other Loan Documents, and (vi) their respective successors and (in the case of a Lender, permitted) transferees and assigns.

“Secured Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder to the extent the provider of such Swap Agreement is a Lender or was a Lender or an Affiliate of any such Lender at the time such Swap Agreement is entered into, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction described in the foregoing clause (a).

“Security Agreement” means each security agreement, pledge agreement, pledge and security agreement and similar agreement and any other agreement from any Loan Party granting a Lien on any of its personal property (including without limitation any Equity Interests owned by such Loan Party) delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance acceptable to the Administrative Agent, entered into by any Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“Settlement Date” has the meaning assigned to such term in Section 2.06(c).

“Showroom Ready Debt” means any Indebtedness (including, without limitation, any Secured Obligations) or other obligations of any Loan Party related to the acquisition of equipment of a Loan Party which is either: (a) held by such Loan Party as new equipment that has not been rented, is undamaged, saleable, complete, has less than 100 hours of use and is less than one (1) year old from the date of delivery to such Loan Party; or (b) Volvo used (including certified refurbished) equipment that has not been rented, is undamaged, saleable, complete, and is less than nine (9) months from the date of delivery to such Loan Party.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Sponsor” means, collectively, B. Riley Financial, Inc., a Delaware corporation (“B. Riley Financial”) and any Affiliates of B. Riley Financial which are (a) directly or indirectly controlled by B. Riley Financial and (b) organized primarily for making debt and/or equity investments in one or more companies.

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“Statements” has the meaning assigned to such term in Section 2.17(f).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means any Indebtedness or other obligations of any Loan Party satisfying each of the following conditions: (a) the payment and priority thereof is subordinated to the payment of the Secured Obligations, including customary payment blockage and other customary provisions, all in a manner, including a Subordination Agreement, reasonably satisfactory to the Administrative Agent and the Required Lenders, (b) any maturity thereof is reasonably acceptable to the Administrative Agent and the Required Lenders, and (c) the other terms and conditions thereof, including pricing, covenants and defaults, are otherwise reasonably satisfactory to the Administrative Agent and the Required Lenders.

“Subordinated Debt Documents” means any document, agreement or instrument evidencing any Subordinated Debt or entered into in connection with any Subordinated Debt.

“Subordination Agreements” means, collectively, all present and future subordination agreements between the Administrative Agent, the Loan Parties and the holders of any Subordinated Debt with respect to Subordinated Debt in form and substance satisfactory to the Administrative Agent and the Required Lenders and as amended or modified from time to time as permitted hereunder.

“Subsequent Definition” means any amendment to or modification of any term used herein, but defined in the ABL Credit Agreement (each, a “Definition Modification” and collectively, “Definition Modifications”) in each case after the date hereof, as such Definition Modification is in effect on the date so modified (without giving effect to any subsequent Definition Modification thereof unless the terms thereof qualify as a “Subsequent Definition” hereunder) if, and only in the event that the following statements are true: (a) JPMCB is an ABL Lender and the ABL Administrative Agent under the ABL Credit Agreement at the time of such Definition Modification, (b) JPMCB approved such Definition Modification together with the other lenders party to the ABL Credit Agreement necessary for such approval and (c) the amendment, modification, waiver or consent containing such Definition Modification is effective and all the conditions precedent thereto have been satisfied or waived.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of any Loan Party.

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“Supported QFC” has the meaning assigned to it in Section 9.23.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Guarantors, if any, shall be a Swap Agreement.

“Swap Obligations” of a Person means any and all obligations of such Person (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Total Leverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Debt as of such date, to (b) Consolidated EBITDA less (1) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (a) as the price at which the applicable Borrower sold the applicable asset, minus (b) the applicable Borrower’s initial purchase price of such asset (for the avoidance of doubt, without reducing clause (b) for any depreciation or amortization thereof); and (2) Interest Expense with respect to the Showroom Ready Debt (with Consolidated EBITDA and such Interest Expense calculated for the four most recently ended four Fiscal Quarters as of such date).

“Transactions” means the execution, delivery and performance by the Loan Parties of the Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the B. Riley Merger/Equity Transactions, the Liftech Acquisition, the Flagler Acquisition, the execution, delivery and performance by the Loan Parties of all ABL Loan Documents and Second Lien Notes Documents and the issuance of the Second Lien Notes on the Effective Date and the transactions related thereto and the payment of fees and expenses in connection with the foregoing.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the CB Floating Rate.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.23.

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“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(B)(3).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any Guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Volvo” means Volvo Construction Equipment, LLC.

“Warrant” means that certain Purchase Warrant for Common Units No. W-1 issued by Alta Enterprises to Goldman Sachs & Co. LLC on December 27, 2017, as amended, restated, supplemented or otherwise modified from time to time.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Floor Plan Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Floor Plan Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Floor Plan Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Floor Plan Borrowing”).

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Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For purposes of calculating all financial covenants and all other covenants, any Acquisition or any sale or other disposition outside the ordinary course of business by any Loan Party of any asset or group of related assets in one or a series of related transactions, including the incurrence of any Indebtedness and any related financing or other transactions in connection with any of the foregoing, occurring during the period for which such matters are calculated shall be deemed to have occurred on the first day of the relevant period for which such matters were calculated on a pro forma basis acceptable to the Administrative Agent. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05. Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.13(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower Representative, pursuant to Section 2.13(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.13(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.13(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

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Section 1.06. Status of Obligations. In the event that any Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Debt, such Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Debt and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Debt is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Debt in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt.

Article II

The Credits

Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make Floor Plan Loans to the Borrowers from time to time during the Floor Plan Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Floor Plan Exposure exceeding such Lender’s Floor Plan Commitment, or (b) the sum of the total Floor Plan Exposures exceeding the total Floor Plan Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the applicable Borrower(s) may borrow, prepay and reborrow Floor Plan Loans.

Section 2.02. Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.

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(b) Subject to Section 2.13, each Floor Plan Borrowing shall be comprised entirely of CBFR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.13, 2.14, 2.15 and 2.16 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each CBFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $50,000 and not less than $100,000; provided that a CBFR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Floor Plan Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five Eurodollar Borrowings outstanding with respect to all Floor Plan Loans.

(d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested would end after the Floor Plan Termination Date.

Section 2.03. Requests for Borrowings. To request a Borrowing, a Borrower shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) not later than (a) in the case of a Eurodollar Borrowing, noon, Chicago time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of an CBFR Borrowing, noon, Chicago time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and each such telephonic Borrowing Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, facsimile or a communication through Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative. Each such written (or if permitted, telephonic) Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing; and

(iv) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a CBFR Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

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Section 2.04. [Intentionally Omitted].

Section 2.05. [Intentionally Omitted].

Section 2.06. Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m., eastern time, in the case of a Eurodollar Borrowing, and by 2:00 p.m., eastern time, in the case of a CBFR Borrowing, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing in the case of a Eurodollar Borrowing and prior to 2:00 p.m., eastern time, on the proposed date of any Borrowing in the case of a CBFR Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to CBFR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided, that any interest received from the Borrowers by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent.

(c) Notwithstanding the above, with respect to any Floor Plan Loans requested hereunder and in order to facilitate the administration of this Agreement, each Lender agrees that JPMCB may, but shall not be obligated to, make such Floor Plan Loans on behalf of Lenders on an interim basis and accept and apply payments thereon on an interim basis. On each date of this Agreement (a “Settlement Date”), JPMCB will by written notice given to the Administrative Agent not later than 10:00 a.m., eastern time, require the Lenders to acquire their Applicable Percentages of all Floor Plan Loans on such Settlement Date and the Lenders will otherwise make payments among themselves as required by the Administrative Agent so that each Lender holds its Applicable Percentage of the Floor Plan Loans. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of the Floor Plan Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of JPMCB, such Lender’s Applicable Percentage of the outstanding Floor Plan Loans and otherwise make payments among themselves as required by the Administrative Agent so that each Lender holds its Applicable Percentage of the Floor Plan Loans. Each Lender acknowledges and agrees that its obligation to pursuant to this Section 2.06(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in this Section 2.06 above with respect to Loans made by such Lender, and the Administrative Agent shall promptly pay to JPMCB and any other applicable Lender the amounts required under this Section 2.06(c).

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Section 2.07. Interest Elections.

(a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and each such telephonic Interest Election Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative.

(c) Each written (or if permitted, telephonic) Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the Borrowing to be made pursuant to such Interest Election Request, which shall be a Business Day; and

(iii) whether the resulting Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a CBFR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the applicable Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto.

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Section 2.08. Termination and Reduction of Commitments.

(a) Unless previously terminated, the Floor Plan Commitments shall terminate on the Floor Plan Termination Date.

(b) The Borrowers may at any time terminate the Floor Plan Commitments upon the payment in full of all outstanding Floor Plan Loans, together with accrued and unpaid interest thereon.

(c) The Borrowers may from time to time reduce the Commitments; provided that each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and shall reduce all Commitments of any Class on a pro rata basis.

(d) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the applicable Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the applicable Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

Section 2.09. Repayment and Amortization of Loans; Evidence of Debt.

(a) The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of each Lender as follows:

(i) monthly principal payments on the Floor Plan Exposure on the first Business Day of each month in an amount equal to the sum of (u) 2.08% of the purchase price of new Eligible Floor Plan Equipment purchased with a Floor Plan Loan commencing twelve (12) months after such purchase, (v) 4.76% of the purchase price of used Eligible Floor Plan Equipment purchased with a Floor Plan Loan commencing nine (9) months after such purchase, (w) 1.52% of the rental and loaner Eligible Floor Plan Equipment (excluding cranes) purchased with a Floor Plan Loan if the purchase price of such Eligible Floor Plan Equipment was greater than or equal to $150,000, commencing on or within six (6) months of such purchase (to be determined by the Administrative Agent), (x) 1.67% of the rental and loaner Eligible Floor Plan Equipment (excluding cranes) purchased with a Floor Plan Loan if the purchase price of such Eligible Floor Plan Equipment was less than $150,000, commencing immediately following such purchase, (y) 1.28% of the rental and loaner Eligible Floor Plan Equipment purchased with a Floor Plan Loan if such Eligible Floor Plan Equipment is a crane commencing six (6) months after such purchase, (z) 2.08% of the purchase price of Eligible Floor Plan Equipment purchased new with vendor financing allowed under Section 6.01, and refinanced with a Floor Plan Loan (provided that such refinancing does not occur more than six (6) months after the original purchase of such Eligible Floor Plan Equipment and the lender under the applicable vendor financing shall have released its Liens on such Eligible Floor Plan Equipment) commencing six (6) months after such refinancing;

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(ii) unless earlier payment is required, (u) each Floor Plan Loan described in clause (i)(u) above shall be paid in full on or before the date sixty (60) months after the date such Floor Plan Loan was initially made, (v) each Floor Plan Loan described in clause (i)(v) above shall be paid in full on or before the date thirty (30) months after the date such Floor Plan Loan was initially made, (w) each Floor Plan Loan described in clause (i)(w) above shall be paid in full on or before the date seventy-two (72) months after the date such Floor Plan Loan was initially made, (x) each Floor Plan Loan described in clause (i)(x) above shall be paid in full on or before the date sixty (60) months after the date such Floor Plan Loan was initially made, (y) each Floor Plan Loan described in clause (i)(y) above shall be paid in full on or before the date eighty-four (84) months after the date such Floor Plan Loan was initially made, and (z) each Floor Plan Loan described in clause (i)(z) above shall be paid in full on or before the date fifty-four (54) months after the date such Floor Plan Loan was initially made; and

(iii) to the extent not previously paid and notwithstanding the above, any unpaid Floor Plan Exposure and all other Obligations shall be hereby jointly and severally unconditionally paid in full by the Borrowers on the Floor Plan Termination Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its permitted assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

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Section 2.10. Prepayment of Loans.

(a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part without premium or penalty but subject to breakfunding payments required pursuant to Section 2.15 and subject to prior notice in accordance with paragraph (e) of this Section.

(b) In the event and on such occasion that the total Floor Plan Exposure exceeds the aggregate Floor Plan Commitments, the Borrowers shall jointly and severally unconditionally prepay the Floor Plan Exposure in an aggregate amount equal to such excess.

(c) In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of any Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrowers shall, promptly after such Net Cash Proceeds are received by any Loan Party or Subsidiary, jointly and severally unconditionally prepay the Credit Exposure in an aggregate amount equal to 100% of such Net Cash Proceeds.

(d) [intentionally reserved].

(e) The applicable Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder noon, Chicago time, (i) in the case of prepayment of a Eurodollar Borrowing, three (3) Business Days before the date of prepayment, or (ii) in the case of prepayment of a CBFR Borrowing, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the related Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing, in each case any such prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.12 and (ii) any breakfunding payments required pursuant to Section 2.15.

(f) All prepayments under Sections 2.10(b) or (c) shall be applied to the Credit Exposure until paid in full (with no corresponding reduction in the Floor Plan Commitments). Within the parameters of the applications set forth above, prepayments shall be applied first to CBFR Loans and then to Eurodollar Loans (in the case of Eurodollar Loans, in direct order of Interest Period maturities).

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Section 2.11. Fees.

(a) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a per annum rate equal to the Applicable Margin on the average daily amount of the Available Floor Plan Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Lender’s Floor Plan Commitment terminates. Accrued commitment fees shall be payable in arrears on the first day of each month and on the date on which any of the Floor Plan Commitments terminate, as applicable, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) The Borrowers jointly and severally agree to pay to the Administrative Agent for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrowers and the Administrative Agent.

(c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

Section 2.12. Interest.

(a) Notwithstanding the foregoing or anything else in this Agreement to the contrary (subject to the following clause (b) of this Section 2.12 and to Section 2.13), all Floor Plan Loans that are (i) CBFR Borrowings shall bear interest at the sum of the CB Floating Rate plus the Applicable Margin the sum of which shall in no event be less than three and a half percent (3.50%) per annum and (ii) Eurodollar Borrowings shall bear interest at the sum of the Adjusted LIBO Rate plus the Applicable Margin.

(b) Notwithstanding the foregoing or anything else in this Agreement to the contrary, (x) for purposes of the interest rate on all Loans outstanding, the Applicable Margin (other than with respect to commitment fees) shall be increased by 3% and (y) interest shall accrue on all other amounts outstanding hereunder that are due hereunder at 3% plus the rate applicable to CBFR Loans as provided in paragraph (a) of this Section, in each case:

(i) automatically upon the occurrence of any Event of Default under clauses (h) or (i) of Article VII until such Event of Default is no longer continuing; and

(ii) in the event any other Event of Default is continuing, upon a declaration by the Required Lenders (at their option) by written notice to the Borrowers that they elect to have such interest and fees accrue until such Event of Default is no longer continuing or such notice is revoked by Required Lenders (which revocation shall be at the option of Required Lenders notwithstanding any provision of Section 9.02).

(c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the related Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the CB Floating Rate at times when the CB Floating Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day), and payable jointly and severally by the Borrowers. The applicable CB Floating Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

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Section 2.13. Alternate Rate of Interest; Illegality.

(a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a CBFR Borrowing.

(b) If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurodollar Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Eurodollar Loans or to convert CBFR Borrowings to Eurodollar Borrowings will be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower Representative will upon demand from such Lender (with a copy to the Administrative Agent), either prepay or convert all Eurodollar Borrowings of such Lender to CBFR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrowers will also pay accrued interest on the amount so prepaid or converted.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrowers may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrowers, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

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(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(e) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.13.

(f) Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a CBFR Borrowing.

Section 2.14. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

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and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments or the Loans made by, such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate in reasonable detail of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than two hundred seventy (270) days prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the two hundred seventy (270)-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to Section 2.18, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate in reasonable detail of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

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Section 2.16. Taxes.

(a) Withholding Taxes; Gross-Up; Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c)  Evidence of Payment. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 2.16, the Borrower Representative shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

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(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (B) and (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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(E) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) Defined Terms. For purposes of this Section 2.16, the term “applicable law” includes FATCA.

Section 2.17. Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a) The Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest, or fees, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 1:00 p.m., eastern time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such office designated by the Administrative Agent, except that any payment pursuant to Section 2.14, 2.15, 2.16 or 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

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(b) Notwithstanding anything herein to the contrary, all payments and any proceeds of Collateral or payments on Loan Party Guaranties received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.10) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably in the following order (and applied at each level until the Secured Obligations at that level are paid in full before proceeding the next lower level) as follows:

first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent from the Borrowers (other than in connection with Secured Swap Obligations),

second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Secured Swap Obligations),

third, to pay interest and principal then due and payable on the Loans, ratably (with amounts applied to the any Loans applied to any installments due on any Loans in inverse order of maturity),

fourth, to payment of any amounts owing with respect to Secured Swap Obligations and Banking Services Obligations (all such amounts under this “fourth” item being applied ratably in accordance with all such amounts due), fifth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender or any of their Affiliates by any Borrower, and sixth, to the payment of the surplus, if any, to the Borrowers or whoever else may be lawfully entitled to receive such surplus.

Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is in existence, none of the Administrative Agent or any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding CBFR Loans of the same Class and, in any event, the Borrowers shall pay any break funding payment required pursuant to Section 2.15. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause fifth if the Administrative Agent has not received written notice thereof (other than with respect to Banking Services Obligations or Swap Agreement Obligations held by any JPMCB Party, of which the Administrative Agent shall be deemed to automatically have received notice thereof), together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to any Loan Party or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

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(d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(b), 2.17(c) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

(f) The Administrative Agent may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

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(g) At the election of the Administrative Agent, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrowers maintained with the Administrative Agent. The Borrowers hereby irrevocably authorize (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, and (ii) the Administrative Agent to charge any deposit account of any Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

Section 2.18. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender (i) shall become affected by any of the changes or events described in Section 2.14 or 2.16 and a Borrower is required to pay additional amounts or make indemnity payments with respect to the Lender thereunder, (ii) is a Defaulting Lender or (iii) or, subject to the conditions set forth in Section 9.02, is a Non-Consenting Lender (any such Lender in subparts (i), (ii), or (iii) being hereinafter referred to as a “Departing Lender”), then in such case, the Borrowers may, upon at least five (5) Business Days’ notice to the Administrative Agent and such Departing Lender (or such shorter notice period specified by the Administrative Agent), designate a replacement lender who is not an Ineligible Institution and who is acceptable to the Administrative Agent (a “Replacement Lender”) to which such Departing Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrowers and the Departing Lender) of all amounts owed to such Departing Lender under Sections 2.14 or 2.16, assign all (but not less than all) of its interests, rights, obligations, Loans and Commitments hereunder; provided, that the Departing Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts). Upon any assignment by any Lender pursuant to this Section 2.18 becoming effective, the Replacement Lender shall thereupon be deemed to be a “Lender” for all purposes of this Agreement (unless such Replacement Lender was, itself, a Lender prior thereto) and such Departing Lender shall thereupon cease to be a “Lender” for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Section 2.14 or 2.16 and Section 9.03) while such Departing Lender was a Lender.

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(c) Notwithstanding any Departing Lender’s failure or refusal to assign its rights, obligations, Loans and Commitments under this Section 2.18, the Departing Lender shall cease to be a “Lender” for all purposes of this Agreement and the Replacement Lender shall be substituted therefor upon payment to the Departing Lender by the Replacement Lender of all amounts set forth in this Section 2.18 without any further action of the Departing Lender. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

Section 2.19. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.11(a);

(b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; and

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(c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitments and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender directly affected thereby.

Section 2.20. Appointment of Borrower Representative. Each Borrower hereby appoints the Borrower Representative as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Borrowers under this Agreement, (iii) the delivery of all documents, reports, certificates, financial statements and written materials required to be delivered by Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing. Each Borrower agrees that any action taken by the Borrower Representative as the agent, attorney-in-fact and representative of the Borrowers shall be binding upon each Borrower to the same extent as if directly taken by such Borrower and any notice to the Borrower Representative shall be deemed notice to all Borrowers.

Section 2.21. Expansion Option.

(a) The Borrowers may from time to time (but not more than two times after the Effective Date) elect to increase the Floor Plan Commitments, in each case in minimum increments of $5,000,000 so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $10,000,000. The Borrowers may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in any of its the Floor Plan Commitments, as applicable, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities, excluding, in each case, any Ineligible Institution (each such new bank, financial institution or other entity, an “Augmenting Lender”), to extend such Floor Plan Commitments; provided that (i) each Increasing Lender and Augmenting Lender, shall be subject to the approval of the Borrowers and the Administrative Agent and (ii) (x) in the case of an Increasing Lender and an Augmenting Lender, the Borrowers, the Administrative Agent and each such Augmenting Lender and Increasing Lender execute a Lender Addition and Acknowledgement Agreement. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in the Floor Plan Commitments pursuant to this Section 2.21.

(b) Increases and new Floor Plan Commitments, as applicable, created pursuant to this Section 2.21 shall become effective on the date agreed by the Borrowers, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no such increase in the Floor Plan Commitments, as applicable, shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated as of such date and executed by a Financial Officer of the Borrowers and (B) the Borrowers shall be in compliance (on a pro forma basis) with the Section 6.13(a), and (ii) the Administrative Agent shall have approved such increase and shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase.

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(c) On the effective date of any increase in the Floor Plan Commitments, as applicable, being made, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding applicable Loans of all the Lenders to equal its Applicable Percentage (as modified by such increase) of such outstanding Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Floor Plan Commitments, as applicable (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrowers, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.21 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Floor Plan Commitment hereunder.

Section 2.22. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.22 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.22 shall survive the termination of this Agreement.

Article III

Representations and Warranties

The Borrowers represent and warrant to the Lenders that:

Section 3.01. Organization; Powers. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

Section 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s corporate, company or other organizational powers and have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Agreement has been duly executed as of the date of this Agreement and delivered by each Loan Party as of the Effective Date and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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Section 3.03. Governmental Approvals; No Conflicts. The performance by each Loan Party of its obligations under the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, operating agreement, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or its assets (as to any such violation or default to the extent it could result in a Material Adverse Effect), or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) other than pursuant to the Collateral Documents and, subject to the First Lien Intercreditor Agreement, the ABL Loan Documents, the Second Lien Intercreditor Agreement and the Second Lien Notes Documents, will not result in the creation or imposition of or other requirement to create, any Lien on any asset of any Loan Party.

Section 3.04. Financial Condition; No Material Adverse Change.

(a) The Borrowers have heretofore furnished to the Lenders the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries (as described in such audit) as of and for the Fiscal Year ended December 31, 2018, audited by UHY LLP, independent public accountants, and the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries as of November 30, 2019 prepared by a Financial Officer (collectively, the “Historical Financial Statements”). Such financial statements for the Fiscal Year ended December 31, 2018 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such date and for such periods in accordance with GAAP, and such financial statements as of November 30, 2019 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b) The pro forma financial statements and projections delivered to the Administrative Agent prior to the Effective Date for the Fiscal Years ending December 31, 2020 through and including December 31, 2022 of Alta Group (the “Projections”) fairly present in all material respects the pro forma consolidated financial condition of Alta Group and its Subsidiaries after giving effect to the Transactions in accordance with GAAP, and contain reasonable assumptions and give appropriate effect to those assumptions, and are based on estimates and assumptions considered reasonable by Alta Group and the best information available to Alta Group at the time made, and use information consistent with the plans of Alta Group, it being recognized by the Administrative Agent and the Lenders, however, that projections as to future events are not to be viewed as facts, and that the actual results during the period or periods covered by said projections probably will differ from the projected results and that such differences may be material.

(c) Since December 31, 2018 there has been no Material Adverse Effect.

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Section 3.05. Properties.

(a) Each Loan Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted.

(b) Each Loan Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the date of this Agreement, each Loan Party, including its ownership, is described on Schedule 3.05 hereto. The Loan Parties listed on Schedule 3.05 include all Subsidiaries of each Loan Party. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

Section 3.06. Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has or expects to incur any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 3.07. Compliance with Laws and Agreements. Each Loan Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.08. Investment Company Status. No Loan Party is required to register as an “investment company” under, the Investment Company Act of 1940.

Section 3.09. Taxes. Each Loan Party has timely filed or caused to be filed all federal and all material state and local Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves.

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Section 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Benefit Plan complies with, and has been operated in accordance with, all applicable laws, including ERISA and the Code, and the terms of such Benefit Plan, (ii) no Borrower or Guarantor has any liability for a fine, penalty, damage, or excise tax with respect to an Benefit Plan, and no Borrower or Guarantor has received notice from a governmental authority, plan administrator, or participant (or any participant’s agent) that any such fine, penalty, damage or excise tax may be owing by such Borrower or Guarantor and (iii) each Benefit Plan intended by an Borrower or Guarantor to be qualified under Section 401 of the Code is so qualified.

Section 3.11. Disclosure.

(a) The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No reports, financial statements, certificates or other information furnished by or on behalf of any Borrower (including without limitation any information memorandum provided to any of the Lenders) to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such forecasts or projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers, and that no Borrower makes no representation as to the attainability of such forecasts or projections or as to whether such forecasts or projections will be achieved or will materialize).

(b) As of the date of this Agreement, to the best knowledge of each Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the date of this Agreement to any Lender in connection with this Agreement is true and correct in all respects.

Section 3.12. Solvency. After giving effect to the Transactions, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the assets (including contingent assets) will be sufficient to pay the probable liability of such Loan Party’s debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date; (e) no Loan Party is “insolvent” within the meaning of Section 101(32) of the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute; and (f) no Loan Party has incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Loan Party or any of its Affiliates.

Section 3.13. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to real property, the Mortgages, or taking such other action as may be required for perfection under applicable law, such Liens will constitute, to the extent required by the Loan Documents, perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral other than with respect to Liens expressly permitted by Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law.

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Section 3.14. Labor Disputes; Etc. There are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrowers, threatened. There are no labor controversies pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or the Transactions. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary.

Section 3.15. No Default. No Default has occurred and is continuing.

Section 3.16. Margin Regulations. No part of the proceeds of any Loan have been used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U, and X. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock.

Section 3.17. Subordinated Debt. All representations and warranties of any Loan Party contained in any Subordinated Debt Document are true and correct in all material respects when made. As of the Effective Date, all outstanding Subordinated Debt and Subordinated Debt Documents are described on Schedule 3.17. As of the Effective Date, there are no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise entered into in connection with the Subordinated Debt other than as described on Schedule 3.17 hereto and each Borrower represents and agrees that there will be no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise relating thereto without the prior written consent of the Administrative Agent. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.17 have been delivered to the Administrative Agent on or prior to the Effective Date. All Secured Obligations are senior debt as defined in the Subordinated Debt Documents and entitled to the benefits of the subordination and other provisions thereof. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Subordinated Debt Document and the Subordinated Debt Documents are in full force and effect.

Section 3.18. Anti-Corruption Laws and Sanctions. Each Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Borrower, its Affiliates and their respective officers and employees and to the knowledge of the Borrowers its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Loan Parties nor any of their respective directors, officers or employees, or, to the knowledge of any Borrower, any agent of any Loan Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

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Section 3.19. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

Section 3.20. Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

Section 3.21. Material Agreements. All material dealer or similar agreements to which any Loan Party is a party or is bound as of the date of this Agreement are listed on Schedule 3.21. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any material franchise or similar agreement to which it is a party or any other Material Agreement as of the Effective Date, (ii) any material franchise or similar agreement to which it is a party or any other Material Agreement after the Effective Date that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (iii) any agreement or instrument evidencing or governing Material Indebtedness.

Section 3.22. Capitalization and Subsidiaries. Schedule 3.22 sets forth (a) a correct and complete list of the name and relationship to Alta Group of each Subsidiary, (b) a true and complete listing of each class of each of Alta Group’s authorized Equity Interests, all of which issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.22, and (c) the type of entity of Alta Group and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

Section 3.23. Use of Proceeds. The proceeds of the Loans have been used, and will be used, as set forth in Section 5.08.

Section 3.24. Affiliate Transactions. Except for agreements in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm’s-length basis from unrelated third parties, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons is directly or indirectly indebted to or has any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

Section 3.25. Second Lien Transactions. On the Effective Date the Borrowers have received the proceeds of the Second Lien Notes in an aggregate principal amount of not less than $155,000,000 and not more than $165,000,000 in accordance with Section 4.01(g). All representations and warranties of any Loan Party contained in any Second Lien Notes Document are true and correct in all material respects when made. As of the Effective Date, all Second Lien Notes Documents (including without limitation all additional Second Lien Notes Documents and all amendments and other modifications to be executed as of the Effective Date) are described on Schedule 3.25. As of the Effective Date, there are no other material documents, agreements or instruments evidencing the Second Lien Obligations or otherwise entered into in connection with the Second Lien Obligations other than as described on Schedule 3.25. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.25 have been delivered to the Administrative Agent on or prior to the Effective Date. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Second Lien Notes Document and the Second Lien Notes Documents are in full force and effect.

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Section 3.26. Flagler Acquisition. The Flagler Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Flagler Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Flagler Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Flagler Acquisition or any transaction contemplated hereby. The Flagler Acquisition will be consummated on the Effective Date in accordance with the terms of the Flagler Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the Flagler Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the Flagler Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Flagler Acquisition Documents (including all amendments thereto) have been delivered to the Administrative Agent prior to the Effective Date. All Indebtedness of Flagler to be paid off, and all Liens on the assets of Flagler to be released, in connection with the Flagler Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Flagler Acquisition except to the extent agreed to by the Administrative Agent.

Section 3.27. Liftech Acquisition. The Liftech Acquisition complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the Liftech Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the Liftech Acquisition have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the Liftech Acquisition or any transaction contemplated hereby. The Liftech Acquisition will be consummated on the Effective Date in accordance with the terms of the Liftech Acquisition Agreement, without waiver of any of the material conditions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the Liftech Acquisition will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the Liftech Acquisition Documents are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all Liftech Acquisition Documents (including all amendments thereto) have been delivered to the Administrative Agent prior to the Effective Date. All Indebtedness of Liftech to be paid off, and all Liens on the assets of Liftech to be released, in connection with the Liftech Acquisition (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the Liftech Acquisition except to the extent agreed to by the Administrative Agent.

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Section 3.28. Insurance. Schedule 3.28 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the date of this Agreement. As of the Effective Date, all premiums in respect of such insurance have been paid. Each Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 3.29. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest.

Section 3.30. B. Riley Merger/Equity Transactions. All B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the B. Riley Merger/Equity Transaction Agreements and as described on Schedule 3.30. All material agreements executed in connection with the B. Riley Merger/Equity Transaction Agreements are listed on Schedule 3.30 as the B. Riley Merger/Equity Transaction Agreements. Alta Group has raised the following amounts of cash common Equity Interests: (a) $143,750,000 from Alta Group’s initial public offering on April 12, 2019 (the “IPO Cash Common Equity”), (b) $25,000,000 that will be funded by B. Riley Principal Investments, LLC under a forward purchase agreement immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “Forward Purchase Cash Common Equity”) and (c) $35,000,000 under subscription agreements with institutional and accredited investors immediately prior to the closing of the B. Riley Merger/Equity Transactions (the “PIPE Cash Common Equity”, and collectively with the IPO Cash Common Equity and the Forward Purchase Cash Common Equity, the “Cash Common Equity”). As of the Effective Date immediately prior to the closing of the B. Riley Merger/Equity Transactions, Alta Group will have received the Forward Purchase Cash Common Equity and the PIPE Cash Common Equity, and will have remaining cash from the IPO Cash Common Equity of at least $88,000,000 that is not subject to any redemption or any other restriction on its use by the Borrowers, for a total of Cash Common Equity of at least $148,000,000 that is not subject to any redemption or any other restriction on its use by the Borrowers. Such consummation of the B. Riley Merger/Equity Transactions complies in all material respects with all applicable Requirements of Law, and all necessary governmental, regulatory and shareholder consents and approvals required for the consummation of the B. Riley Merger/Equity Transactions have been, or prior to the consummation thereof will be, duly obtained and in full force and effect. All applicable waiting periods with respect to the B. Riley Merger/Equity Transactions have expired without any action being taken by any Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting the B. Riley Merger/Equity Transactions or any transaction contemplated hereby. The B. Riley Merger/Equity Transactions will be consummated on the Effective Date in accordance with the terms of the B. Riley Merger/Equity Transaction Agreements, without waiver or amendment of any of the material conditions or provisions thereof except to the extent agreed to by the Administrative Agent. The consummation by the Borrowers of the B. Riley Merger/Equity Transactions will not violate any statute or regulation of the U.S. or any other applicable jurisdiction, or any order, judgment or decree of any court or other Governmental Authority, or result in a breach of, or constitute a default under, any Material Agreement or any order or decree, binding on any Loan Party. The representations and warranties of the Loan Parties and, to the knowledge of the Borrowers, the other parties thereto in the B. Riley Merger/Equity Transaction Agreements are true and correct in all material respects on the date of this Agreement. Complete and correct copies of all B. Riley Merger/Equity Transaction Agreements (including all amendments thereto) have been delivered to the Lenders prior to the Effective Date. All Indebtedness of the Loan Parties to be paid off, and all Liens on the assets of the Loan Parties to be released, in connection with the B. Riley Merger/Equity Transactions (as described in the funds flow statement in connection therewith) will be paid off and released, as applicable, on the Effective Date simultaneously in connection with the closing of the B. Riley Merger/Equity Transactions except to the extent agreed to by the Administrative Agent.

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Article IV

Conditions

Section 4.01. Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 or addressed in a post-closing letter agreement):

(a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic mail message transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other legal opinions, certificates, documents, instruments, lien searches, and agreements and documents as the Administrative Agent shall reasonably request and the completion of such other due diligence and other conditions and requirements as the Administrative Agent shall reasonably request in connection with the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, Winstead PC.

(b) Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer or other executive officer of Alta Group and in form and substance satisfactory to the Administrative Agent, on the initial Borrowing date stating and showing that, after giving pro forma effect to all Loans required to be made or issued on the date hereof and all other amounts to be paid on the Effective Date, the satisfaction of all closing conditions under this Section 4.01 and the completion of all other Transactions to be completed on the Effective Date, (i) no Default has occurred and is continuing, (ii) the representations and warranties contained in Article III are true and correct in all material respects as of such date, (iii) all conditions precedent to the closing of the Liftech Acquisition and the Flagler Acquisition (in each case, other than payment of the consideration) are satisfied and, upon the funding of the initial Loans and the payment of the consideration, the Flagler Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.26 are true and correct and the Liftech Acquisition shall be consummated in accordance with the terms hereof and all representations in Section 3.27 are true and correct, (iv) all financial covenants in Section 6.13 are complied with on a pro forma basis acceptable to the Administrative Agent, and (v) the Borrowers have performed and complied with all agreements and conditions contained in this Agreement from the date of this Agreement until the Effective Date, assuming that Articles V and VI hereof are applicable from the date of this Agreement.

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(c) Fees. The Lenders and the Administrative Agent shall have received, substantially concurrently with the effectiveness hereof, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Loan Parties to the Administrative Agent on or before the Effective Date.

(d) Existing Indebtedness; Warrant. The Loan Parties shall have paid, concurrently with the initial Loans hereunder, all Indebtedness that is not permitted hereunder (including any Indebtedness of Flagler, Liftech and their Subsidiaries) and shall have terminated all credit facilities and all Liens relating thereto, all in a manner satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall have received evidence that the Warrant has been paid in full and cancelled.

(e) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance satisfactory to the Administrative Agent, together with endorsements naming the Administrative Agent as an additional insured and first lenders’ loss payee, and otherwise in compliance with the terms of Section 5.05.

(f) ABL Credit Agreement. Prior to or substantially simultaneously with the initial extensions of credit hereunder, the Administrative Agent shall have received copies of all final ABL Loan Documents to be effective as of the Effective Date, the First Lien Intercreditor Agreement and any other intercreditor agreement required by the Administrative Agent in connection therewith, all duly executed by all parties thereto.

(g) Second Lien Notes. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Borrowers shall have received the proceeds of the Second Lien Notes in the principal amount of $165,000,000 provided that such amount may be reduced to $155,000,000 (but not less than $155,000,000) if the amount of IPO Cash Common Equity in excess of $88,000,000 as of the Effective Date immediately prior to the closing of the B. Riley Merger/Equity Transactions that is not subject to any redemption or any other restriction on its use by the Borrowers is at least $150,000,000, and the Administrative Agent shall have received the Second Lien Intercreditor Agreement duly executed by all parties and copies of all final Second Lien Notes Documents to be effective as of the Effective Date.

(h) B. Riley Merger/Equity Transactions. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Borrowers shall have consummated all B. Riley Merger/Equity Transactions, all on terms, conditions and agreements satisfactory to the Administrative Agent, and shall have provided the Administrative Agent copies of all B. Riley Merger/Equity Transaction Agreements.

(i) Intercreditor Agreements. The Administrative Agent shall have received copies of all agreements evidencing any floor plan financing of Alta Group and its Subsidiaries and, to the extent requested by the Administrative Agent, copies of all agreements evidencing any other Indebtedness permitted hereunder, and shall have received intercreditor agreements or amendments to existing intercreditor agreements, to the extent requested by the Administrative Agent, with respect to all floor plan financing permitted hereunder executed by all applicable providers of such floor plan financing, the Administrative Agent, the ABL Administrative Agent and the Second Lien Notes Representative, each in form and substance satisfactory to the Administrative Agent.

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(j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation.

(k) Financial Statements; Projections. The Lenders shall have received from the Borrowers (i) the Historical Financial Statements, (ii) pro forma consolidated and consolidating balance sheets of Borrowers and their Subsidiaries as of the Effective Date, and reflecting the transactions contemplated by the Loan Documents, the Second Lien Notes Documents, the Flagler Acquisition and the Liftech Acquisition, in each to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to Administrative Agent, and (iii) the Projections.

(l) Availability. On the Effective Date and immediately after giving effect to the Transactions contemplated to occur on the Effective Date and the payment of all related costs and expenses, Borrowers and their Subsidiaries shall have ABL Availability of at least $75,000,000.

(m) Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Borrowers and their Affiliates shall be acceptable to the Lenders in their sole discretion.

(n) USA PATRIOT Act, Etc. (i) The Administrative Agent shall have received, (x) at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (ii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least the (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(o) Flagler Acquisition. The Borrowers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Flagler Acquisition as requested by the Administrative Agent.

(p) Liftech Acquisition. The Borrowers shall have delivered all agreements and documents, and satisfied all other conditions, in connection with the Liftech Acquisition as requested by the Administrative Agent.

(q) Funding Account. The Administrative Agent shall have received a notice setting forth the deposit account(s) of the Borrowers (the “Funding Account”) to which the Administrative Agent is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

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(r) Opinions of Counsel. The Lenders, the Administrative Agent and their respective counsel shall have received executed copies of the written opinions of Howard & Howard Attorneys PLLC, counsel for the Borrowers, as to such matters as Lenders may reasonably request, dated as of the Effective Date and otherwise in form and substance reasonably satisfactory to Lenders (and each Borrower hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

(s) Rating. The Borrowers shall have received satisfactory evidence from Egan Jones Rating Company that, after taking into account the Transactions, the Rating on the Second Lien Notes is at least BBB-.

(t) Governmental and Third Party Approvals. All governmental and third party approvals necessary in connection with the Flagler Acquisition, the Liftech Acquisition, the financing contemplated hereby and the continuing operations of the Loan Parties and their Subsidiaries (including shareholder approvals, if any) shall have been obtained on reasonably satisfactory terms and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on the Flagler Acquisition, the Liftech Acquisition or the financing thereof or, any of the transactions contemplated hereby.

(u) Miscellaneous. The Administrative Agent shall have received such certificates, documents and other customary instruments, and evidence of the satisfaction of such other conditions as reasonably requested by the Administrative Agent, including without limitation satisfactory results of a completed collateral field audit examination, lien searches, appraisals, quality of earnings report, floor plan audit examination and supporting information. All corporate, limited liability and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Lenders and the Administrative Agent.

The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding; provided, that the Effective Date shall be deemed to have occurred upon the initial funding of Loans by the Lenders. Notwithstanding anything herein to the contrary, (i) the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., New York time, on February 14, 2020 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time), and it is acknowledged and agreed that the Lenders shall not have any obligation to make Loans hereunder unless each of the foregoing conditions is satisfied, the conditions in Section 4.02 are satisfied and the Effective Date has occurred, and (ii) the Effective Date and the initial funding of Loans by the Lenders shall not be prior to February 12, 2020.

Section 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, is subject to the satisfaction or waiver of the following conditions:

(a) The representations and warranties of each Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

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(c) The receipt of evidence satisfactory to the Administrative Agent that equipment is being purchased with such Floor Plan Loan that will constitute Eligible Floor Plan Equipment (including without limitation all supporting documentation requested by the Administrative Agent) and that the amount of such Floor Plan Loan does not exceed the dealer cost of such Eligible Floor Plan Equipment being purchased minus any Reserves with respect thereto established by the Administrative Agent, all as determined by the Administrative Agent in its discretion.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans from time to time if the Administrative Agent believes that making such Loans is in the best interests of the Lenders.

Article V

Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article V of the Existing Credit Agreement shall be effective until the Effective Date):

Section 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

(a) by no later than ninety days (90) after the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2019, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by UHY LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and such report shall also include (x) a detailed summary of any audit adjustments; (y) a reconciliation of any audit adjustments or reclassifications to the previously provided monthly financials; and (z) restated monthly financials for any impacted periods;

(b) (i) by no later than forty five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2020, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) by no later than thirty (30) days after the end of each calendar month (including each month that is also the end of a Fiscal Quarter), commencing with the first month ending on a date after the Effective Date, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

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(c) simultaneous with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each Borrower (i) certifying as to whether an Event of Default has occurred and, if an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13 and calculating the Applicable Margin, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) [Intentionally omitted];

(e) [Intentionally omitted];

(f) [Intentionally omitted];

(g) [Intentionally omitted];

(h) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if a Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

(i) promptly following any request therefor, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of any Borrower by independent accountants in connection with the accounts or books of any Borrower or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

(j) without limiting the other reporting obligations hereunder, contemporaneously with, or promptly after, delivery thereof to the applicable holder of Second Lien Notes Documents, ABL Loan Documents or any floor plan financing, copies of (i) notices of default under the Second Lien Notes Documents, the ABL Loan Documents or any floor plan financing; (ii) upon the Administrative Agent’s request, availability and borrowing base reports thereunder; and (iii) upon the Administrative Agent’s request, all other financial or other reporting under the Second Lien Notes Documents, the ABL Loan Documents or any floor plan financing that relate to the financial condition of Borrowers and their Subsidiaries or related to the Collateral, in each case, to the extent not already delivered to Administrative Agent or the Lenders under this Section 5.01, unless such reporting has been waived by the Second Lien Purchasers, the ABL Lenders or holders of such floor plan financing;

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(k) promptly and in any event within five (5) days of the filing thereof with the IRS, the federal tax returns of each Borrower;

(l) as soon as available but in any event no later than 31 days after the end of, and no earlier than 60 days prior to the end of, each fiscal year of Alta Group, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of Alta Group and its Subsidiaries for each month of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent; and

(m) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Alta Group, and copies of all annual, regular, periodic and special reports and registration statements which the any Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent or the Lenders pursuant hereto;

(n) promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Borrower or any Subsidiary thereof;

(o) promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, a copy of any rating letter or notification with respect to the Second Lien Notes from Egan Jones Rating Company or other credit rating company; and

(p) promptly following any request therefor, (x) a listing of accounts receivable, accounts payable and inventory, (y) such other information regarding the operations, business affairs and financial condition of any Loan Party including a schedule of amortization required under any floor plan financing, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through Administrative Agent) may reasonably request and (z) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 5.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on a Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Representative shall notify the Administrative Agent and each Lender (by fax or through Electronic Systems) of the posting of any such documents and provide to the Administrative Agent through Electronic Systems electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents.

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Section 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent and each Lender prompt (and in any event within two (2) Business Days) written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c) any material change in accounting or financial reporting practices by any Borrower or any Subsidiary, including without limitation the manner in which equipment is depreciated;

(d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $2,500,000;

(e) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;

(f) any loss, damage, or destruction to the Collateral in the amount of $2,500,000 or more, whether or not covered by insurance;

(g) within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral having an aggregate value in excess of $2,500,000 is located;

(h) within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement or amendment;

(i) any amendment, supplement or other modification of any Second Lien Notes Documents, any ABL Loan Documents or any floor plan financing, together with a fully executed copy of such amendment, supplement or modification;

(j) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

(k) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

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Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrowers setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03. Existence; Conduct of Business. The Borrowers will, and will cause each other Loan Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

Section 5.04. Payment of Obligations. The Borrowers will, and will cause each other Loan Party to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or give rise to the collection or enforcement of any Lien.

Section 5.05. Maintenance of Properties; Insurance. The Borrowers will, and will cause each other Loan Party to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, in each case as determined by the Administrative Agent. Without limiting the foregoing, the Borrowers will and will cause each other Loan Party to (i) at all times maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that is subject to a Mortgage, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 (as amended) or as otherwise required by the Administrative Agent, (ii) furnish to the Administrative Agent evidence of renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the Administrative Agent prompt written notice of any re-designation of any such improved real property into or out of a special flood hazard area. Each such policy of insurance shall (i) name the Administrative Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy, contain a lenders’ loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent, on behalf of Lenders, as the lenders’ loss payee thereunder and provides for at least thirty days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy.

Section 5.06. Books and Records; Inspection Rights. The Borrowers will, and will cause each other Loan Party to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrowers will, and will cause each other Loan Party to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Borrowers will, and will cause each other Loan Party to, permit independent agents or representatives acceptable to the Administrative Agent to conduct comprehensive field audits and floor plan audits and appraisals of the each Loan Party’s books, records, properties and assets, including, without limitation, all collateral subject to the Security Documents, and the Borrowers (and the Guarantors, if any) shall pay for the reasonable costs of such audits and appraisals. The Borrowers agree that the Administrative Agent may require semi-annual appraisals of the equipment and inventory of the Loan Parties and may require periodic appraisals of the real property of the Loan Parties if determined to be required by the Administrative Agent, and may order additional appraisals upon and after the occurrence of any Event of Default. The Administrative Agent will use commercially reasonable efforts to conduct annual field audits and quarterly floor plan audits and semi-annual appraisals of the equipment, provided that the Administrative Agent may conduct such audits and appraisals more frequently upon the occurrence and during the continuance of an Event of Default.

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Section 5.07. Compliance with Laws. Each Borrower will, and will cause each other Loan Party to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Borrower will, nor will it permit any other Loan Party, to be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Borrower or Guarantor or from otherwise conducting business with a Borrower or Guarantor, or fail to provide documentary and other evidence of any Borrower’s or Guarantor’s identity as may be reasonably requested by any Lender at any time to enable such Lender to verify each Borrower’s or Guarantor’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318. Each Borrower will maintain, and cause each Loan Party to maintain, in effect and enforce policies and procedures designed to ensure compliance by the Loan Parties and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.08. Use of Proceeds. The proceeds of the Floor Plan Loans will be used solely for purchasing equipment that will constitute Eligible Floor Plan Equipment upon its purchase. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Borrower will request any Borrowing, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 5.09. Collateral Security; Further Assurances.

(a) To guarantee or secure the payment when due of the Secured Obligations, each Borrower shall execute and deliver, or cause to be executed and delivered, to the Lenders and the Administrative Agent Collateral Documents granting or providing for the following:

(i) Loan Party Guaranties of all present and future Guarantors.

(ii) Security Agreements granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future accounts, chattel paper, commercial tort claims, deposit accounts, documents, farm products, fixtures, chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights (as terms are defined in the UCC) and all other personal property of each Loan Party.

(iii) Mortgages granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future material fee real property (including fixtures) of each Loan Party, together with such documents and the satisfaction of such other conditions customarily required in connection with Mortgages as reasonably determined by the Administrative Agent and at the Borrowers’ expense.

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(iv) All other security and collateral described in the Collateral Documents.

(b) Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, notify the Administrative Agent of the formation or acquisition of any Subsidiary or the acquisition of any assets on which a Lien is required to be granted and that is not covered by existing Collateral Documents. Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, execute and deliver, and cause each Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such joinder agreements, Loan Party Guaranties and other Collateral Documents and other agreements, documents and instruments, each in form and substance reasonably satisfactory to the Administrative Agent, sufficient to join each Loan Party as a Borrower to this Agreement and to grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Loan Party Guaranties and Liens contemplated by this Agreement and the Collateral Documents. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. The Borrowers shall deliver, and cause each other Loan Party to deliver, to the Administrative Agent all original instruments payable to it with any endorsements thereto required by the Administrative Agent and all original certificated securities and other certificates with respect to any Equity Interests owned by any Loan Party and required to be pledged with any blank stock or other powers required by the Administrative Agent. Additionally, the Borrowers shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such certificates, legal opinions, insurance, lien searches, environmental reports, organizational and other charter documents, resolutions and other documents and agreements as the Administrative Agent may reasonably request in connection therewith. Each Borrower shall use commercially reasonable efforts to cause each lessor of real property to any Loan Party where any material Collateral is located to execute and deliver to the Administrative Agent an agreement in form and substance reasonably acceptable to the Administrative Agent. Each Borrower shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such agreements and instruments evidencing any intercompany loans or other advances among the Loan Parties, or any of them, and all such intercompany loans or other advances owing by any Borrower or owing by any Guarantor which are not owed to a Borrower shall be, and are hereby made, subordinate and junior to the Secured Obligations and no payments may be made on such intercompany loans or other advances upon and during the continuance of an Event of Default unless otherwise agreed to by the Administrative Agent.

(c) Notwithstanding anything to the contrary in this Agreement, the Borrowers acknowledge that all Subsidiaries of any of the Borrowers, whether now existing or hereafter arising, are required hereunder to become a Borrower, Guarantor and Loan Party, and failure to do so in accordance with the terms of this Agreement shall be an Event of Default hereunder.

Section 5.10. Depository Banks. Each Loan Party shall maintain the Administrative Agent as such Loan Party’s principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business and as its principal source of other Banking Services. In addition, (i) NITCO may maintain a deposit account with Citizens Bank, N.A. for up to 120 days after the date hereof, and may maintain such account (or an account with a different bank satisfactory to the Administrative Agent in place of such Citizens Bank account) thereafter so long as it is subject to a deposit account control agreement satisfactory to the Administrative Agent, (ii) Alta Construction Equipment Florida may maintain deposit accounts acquired pursuant to the Flagler Acquisition for up to 180 days after the date hereof, or such later date as consented to by the Administrative Agent in its sole discretion, (iii) NITCO may continue to maintain the deposit account with KeyBank National Association acquired pursuant to the Liftech Acquisition so long as any funds in such account exceeding $100,000 shall be immediately transferred to a deposit account with the Administrative Agent, and (iv) the Loan Parties may maintain such other deposit accounts as the Administrative Agent approves in its Permitted Discretion, and such deposit accounts shall be subject to the terms of the Security Agreement.

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Section 5.11. Additional Covenants in the Second Lien Credit Agreement and ABL Credit Agreement.

(a) If at any time any Loan Party enters into or becomes a party to any instrument or agreement relating to or amending or otherwise modifying any provisions applicable to the Second Lien Credit Agreement, which includes any material covenants or defaults not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Borrowers will promptly so advise the Administrative Agent and the Lenders. Thereupon, if the Administrative Agent or the Required Lenders shall request, upon notice to the Borrower Representative, the Administrative Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Administrative Agent may request), providing for substantially the same material covenants and defaults as those provided for in such instrument or agreement to the extent required and as may be selected by (i)the Administrative Agent or (ii) the Required Lenders.

(b) If at any time any Loan Party enters into or becomes a party to any amendment or other modification to the ABL Credit Agreement or any other ABL Loan Document, then (i) the Borrowers will promptly so advise the Administrative Agent and (ii) this Agreement or such Loan Document, as applicable, shall be deemed automatically amended in order to (i) incorporate any provisions which are more favorable to the lender or lenders thereunder than those provided for in the Loan Documents and (ii) give substantially similar effect to any comparable provisions contained herein or in any applicable Loan Document (in each case, after taking into account that this facility is a floor plan facility), except and unless such amendment or modification to the ABL Credit Agreement or such other ABL Loan Document, as applicable, would (v) amend or modify any provisions related to pricing or any fees (including any definitions related to the foregoing), (w) compromise or otherwise impair the Collateral, (x) permit any Liens to be placed on the Collateral not otherwise permitted by this Agreement (prior to giving effect to such amendment or modification), (y) amend or modify any of the mechanical provisions contained in Article II of this Agreement or otherwise, or (z) amend or modify any provisions specific only to this Agreement, the Floor Plan Loans, the Collateral or any of the mechanics related thereto or any of the related definitions contained in the foregoing.

Article VI

Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article VI of the Existing Credit Agreement shall be effective until the Effective Date):

Section 6.01. Indebtedness. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a) Secured Obligations;

(b) ABL Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;

(c) Second Lien Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;

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(d) other Indebtedness existing on the Effective Date and set forth in Schedule 6.01 and not to exceed the amounts set forth on Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that any floor plan financings set forth on Schedule 6.01 may be increased subject to compliance with Section 6.01(j) and the other terms hereof, and the outstanding borrowed amounts under vendor floor plan financings described on Schedule 6.01 shall be subject to Section 6.01(j) below;

(e) Indebtedness among the Loan Parties, provided that any such Indebtedness owing by any Borrower shall qualify as Subordinated Debt if requested by the Administrative Agent;

(f) Indebtedness of any Loan Party incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than those Capital Lease Obligations permitted pursuant to Section 6.01(i) below) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $3,000,000 at any time outstanding;

(g) Swap Obligations permitted under Section 6.05;

(h) Subordinated Debt, including any refinancing thereof, in each case on terms reasonably satisfactory to the Administrative Agent;

(i) Indebtedness of Loan Parties reasonably acceptable to the Administrative Agent consisting of floor plan financings (including any Floor Plan Financings) and other vendor financing reasonably acceptable to the Administrative Agent and, if required by the Administrative Agent, subject to an intercreditor agreement reasonably acceptable to the Administrative Agent, provided that (x) the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all vendor floor plan financings described on Schedule 6.01 shall not exceed $225,000,000 at any time, provided, further, that any Indebtedness owing to any Person and its Affiliates listed on Schedule 6.01 that is not a party to an intercreditor agreement with, and reasonably acceptable to, the Administrative Agent shall not exceed the amount designated on Schedule 6.01 for such Person and its Affiliates, regardless of whether such Indebtedness is otherwise permitted under this clause (i) or any other clause of this Section 6.01 and notwithstanding any other term of this Agreement, and (y) no Default exists or would be caused thereby; and

(j) Indebtedness of the type described in clauses (d) or (m) of the definition of Indebtedness of any Loan Party in connection with a Permitted Acquisition, not to exceed $10,000,000 in the aggregate outstanding at any time.

Section 6.02. Liens. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

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(b) Liens in favor of the Administrative Agent securing the Secured Obligations, Liens in favor of the ABL Administrative Agent securing the ABL Obligations subject to the First Lien Intercreditor Agreement and subordinate Liens securing the Second Lien Obligations subject to the Second Lien Intercreditor Agreement;

(c) any Lien on any property or asset of any Loan Party existing on the Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by any Loan Party; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of any Loan Party; and

(e) Liens solely on equipment of a Loan Party acceptable to the Administrative Agent purchased with Indebtedness permitted under Section 6.01(i) on terms reasonably approved in writing by the Administrative Agent.

Notwithstanding anything herein to the contrary, the Liens securing any Indebtedness and other obligations under any floor plan financing (other than the floor plan financing hereunder) shall be limited to a Lien on the inventory financed by the applicable floor plan financing and proceeds of such inventory, and any such Lien shall not attach to any other assets or any such inventory after the payment of the purchase price for such inventory.

Section 6.03. Fundamental Changes.

(a)  No Borrower will, nor will it permit any other Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise Dispose of (in one transaction or in a series of transactions) any of its assets, or liquidate or dissolve, except that, and provided that with respect to the matters in the following clauses (ii) through (v) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Borrower or Subsidiary may sell, transfer or lease inventory and scrap or otherwise dispose of obsolete material, inventory or equipment in the ordinary course of business upon terms substantially consistent with past practices, (ii) any Subsidiary of a Borrower may merge into a Borrower in a transaction in which a Borrower is the surviving entity, (iii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iv) any Borrower may merge into any other Borrower (other than Alta Group), (v) any Loan Party may sell, transfer, lease or otherwise dispose of its assets to any other Loan Party, and (vi) any Subsidiary may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders and all assets of such Subsidiary are transferred to a Loan Party; provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

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(b) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.09 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

(c) No Borrower will, nor will it permit any Guarantor to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and Guarantors on the date of execution of this Agreement and businesses reasonably related thereto.

Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Borrower will, nor will it permit any other Loan Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or make any Acquisition, except:

(a) Permitted Investments;

(b) existing investments and advances described on Schedule 6.04 hereto, but no increase in the amount thereof;

(c) loans or advances solely among Loan Parties;

(d) if no Default exists or would be caused thereby, Guarantees constituting Indebtedness permitted by Section 6.01, provided that no Default exists at the time of, or would be caused by, the incurrence of such Guarantees;

(e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(f) the Loan Parties may create one or more Subsidiaries to conduct the business of the Borrowers in accordance with Section 5.03 so long as such Subsidiaries promptly after their creation become Guarantors;

(g) Permitted Acquisitions; and

(h) in addition to investments, loans and advances permitted by paragraphs (a) through (g) above, other investments, loans and advances by the Borrowers and the Guarantors provided that (i) the aggregate amount invested, loaned or advanced pursuant to this paragraph (h) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $500,000 in the aggregate, (ii) no Default exists or would be caused thereby, and (iii) the aggregate unused amount of the ABL Revolving Commitments on a pro forma basis after giving effect to such additional investment, loan or advance equals or exceeds $10,000,000.

Section 6.05. Swap Agreements. No Borrower will, nor will it not permit any other Loan Party to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Loan Party has actual exposure, (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party, and (c) in each case under clause (a) and (b), to the extent reasonably approved by Administrative Agent.

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Section 6.06. Restricted Payments. The Borrowers will not, and will not permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a) the Loan Parties may declare and pay dividends with respect to their Equity Interests payable solely in additional common shares of their Equity Interests (other than Disqualified Equity),

(b) the Loan Parties may make Restricted Payments payable solely to a Loan Party, and

(c) Alta Group may make other Restricted Payments so long as (i) after giving effect to such Restricted Payment pursuant to this clause (c) the Total Leverage Ratio is less than 4.05 to 1.00 (determined as if such Restricted Payment had been made on the last day of the most recent Fiscal Quarter for which the Borrowers have provided financial statements to the Administrative Agent pursuant to Section 5.01) and the Borrowers have provided evidence of such compliance in form and substance satisfactory to the Administrative Agent, and (ii) the Payment Condition is satisfied.

(d) Notwithstanding the foregoing, the Borrowers will not, and will not permit any Subsidiary to, issue any Disqualified Equity.

Section 6.07. Transactions with Affiliates. The Borrowers will not, and will not permit any other Loan Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions solely among Loan Parties, and in each case not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.06.

Section 6.08. Restrictive Agreements. No Borrower will, and will not permit any other Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to a Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the ABL Credit Agreement as of the Effective Date, subject to the Intercreditor Agreements, (iii) the foregoing shall not apply to restrictions and conditions imposed by the Second Lien Note Purchase Agreement as of the Effective Date, subject to the Second Lien Intercreditor Agreement, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) above shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) above shall not apply to customary provisions in leases restricting the assignment thereof.

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Section 6.09. Change of Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Collateral Documents, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S. No Loan Party shall change its Fiscal Year or Fiscal Quarter end without the prior consent of the Administrative Agent.

Section 6.10. Amendments to Agreements. No Borrower will, nor will it permit any other Loan Party to, amend, supplement or otherwise modify (a) its articles of incorporation, charter, certificate of formation, operating agreement, by-laws or other organizational document in any manner adverse to the Lenders, (b) any Second Lien Notes Document except as permitted under the Second Lien Intercreditor Agreement, or (c) any instrument or agreement evidencing or relating to any Subordinated Debt except as permitted under the applicable Subordination Agreement.

Section 6.11. Prepayment of Indebtedness; Subordinated Debt. No Borrower will, nor will it permit any other Loan Party to, directly or indirectly (a) make any payment or other distribution with respect to any Subordinated Debt in contravention of the applicable Subordination Agreement or with respect to any Second Lien Obligations in contravention of the Second Lien Intercreditor Agreement or (b) voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness (including without limitation any Second Lien Obligations) prior to its scheduled maturity, other than:

(i) the Secured Obligations and the ABL Obligations;

(ii) Indebtedness secured by a Lien permitted by Section 6.02(c) if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance herewith;

(iii) Indebtedness permitted hereunder upon any permitted refinancing thereof in accordance herewith (or with respect to any Second Lien Obligations in accordance with the Second Lien Intercreditor Agreement); and

(iv) voluntary prepayments of the Second Lien Obligations so long as (w) after giving effect to such prepayment pursuant to this clause (iv) the Fixed Charge Coverage Ratio is not less than 1.0 to 1.0 (as determined on a pro forma as if such prepayment had been made on the last day of the most recent Fiscal Quarter for which the Borrowers have provided financial statements to the Administrative Agent pursuant to Section 5.01), (x) no Default has occurred and is continuing or would result immediately after giving effect to such prepayment; (y) immediately after giving effect to such prepayment and at all times during the 60-day period immediately prior thereto, the Borrowers shall have Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the Revolving Commitment; and (z) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (w), (x) and (y) above and attaching calculations for item (w).

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Section 6.12. Government Regulation. No Loan Party shall be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Loan Party or from otherwise conducting business with the Borrowers or Guarantors, or fail to provide documentary and other evidence of any Loan Party's identity as may be requested by any Lender at any time to enable such Lender to verify any Loan Party's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318.

Section 6.13. Financial Covenants. The Borrowers will not:

(a) Total Leverage Ratio. Permit or suffer the Total Leverage Ratio to exceed (i) 4.70 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020 but on or before December 31, 2020, (ii) 4.30 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2021 but on or before December 31, 2021, (iii) 4.20 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2022 but on or before December 31, 2022 or (iv) 4.00 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2023.

(b) First Lien Leverage Ratio. Permit or suffer the First Lien Leverage Ratio to exceed 2.50 to 1.00 as of the end of any Fiscal Quarter ending on or after March 31, 2020.

(c) Second Lien Note Coverage Ratio. Permit or suffer the Second Lien Note Coverage Ratio to be less than 1.10 to 1.00 at any time.

(d) Minimum EBITDA. Permit or suffer the result of (i) Consolidated EBITDA less (ii) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (A) at the price at which the applicable Loan Party sold the applicable asset, minus (B) such Loan Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (B) for any depreciation or amortization thereof) to be less than $79,000,000 for the Fiscal Year ended December 31, 2019.

(e) Fixed Charge Coverage Ratio. As of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2020 for which Borrowers’ financial statements have been (or should have been) delivered prior to the date on which the Borrowers’ ABL Availability is less than 10% of the ABL Revolving Commitment, the Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0.  Once such covenant is in effect, compliance with the covenant will be discontinued on the first day immediately succeeding the last day of the Fiscal Quarter which includes the 60th consecutive day on which the Borrowers’ ABL Availability remains in excess of 10% of the ABL Revolving Commitment, so long as (i) no Default shall have occurred and be continuing and (ii)  such covenant has not been in effect and discontinued (A) more than once in the immediately preceding twelve (12) consecutive months or (B) more than three times during the term of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the purposes of calculating the Fixed Charge Coverage Ratio, the Borrower’s historical EBITDA, Capital Expenditures and Fixed Charges generated and paid prior to the Effective Date shall be deemed equal to such amounts as set forth on Schedule 6.13(a) hereto for the applicable periods described on Schedule 6.13(a).

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Section 6.14. Alta Group, Alta Holdings and Alta Enterprises as a Holding Company. Alta Enterprises shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents and unsecured guaranties of its Subsidiaries floor plan financing with Volvo Commercial Finance LLC The Americas in respect of Volvo financing; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the ABL Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Equity Interest of each other Borrower (other than Alta Group and Alta Holdings); and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the ABL Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises other than to Alta Group; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Group shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the ABL Administrative Agent and the Second Lien Notes Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Holdings and Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the ABL Loan Documents and the Second Lien Notes Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises or Alta Holdings; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

Article VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) any Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

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(c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03, 5.05, 5.08, 5.09, 5.10 or 5.11 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of fifteen (15) days after the earlier of (i) the Borrowers obtaining actual knowledge of such defaults and (ii) notice thereof from the Administrative Agent to the Borrowers (which notice will be given at the request of any Lender);

(f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and all applicable grace periods thereunder shall have expired;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

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(k) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party in an aggregate amount exceeding $2,500,000 for all periods;

(m) a Change in Control shall occur;

(n) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document if the failure continues beyond any period of grace provided for in the applicable Collateral Document, or any Collateral Document granting a Lien shall for any reason fail to create a valid and perfected first priority security interest in any material Collateral purported to be covered thereby or subordination to be created thereunder, except as permitted by the terms of this Agreement or any Collateral Document, and in each case except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Collateral Documents and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;

(o) any material provision of any other Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(p) the cancellation or termination of any franchise agreement of any Borrower with Hyster-Yale Group, Inc. or Volvo Construction Equipment, NA (collectively, the “Material OEMs”), unless such Borrower has entered into replacement franchise agreements within 90 days of such cancellation or termination (i) with another OEM of comparable business value to the Material OEMs, and (ii) upon similar terms and conditions to the agreements cancelled or terminated with the Material OEMs, including volume, exclusivity and other requirements, each of which shall be acceptable in form and substance to the Administrative Agent in its Permitted Discretion; or

(q) (i) an Event of Default (as defined in the ABL Credit Agreement on the Effective Date, subject to any Subsequent Definition thereof) shall occur and be continuing under the ABL Credit Agreement, (ii) the ABL Credit Agreement is terminated, (iii) for any reason the ABL Credit Agreement ceases to be in full force and effect, or ceases to be binding on the Borrowers, (iv) for any reason, JPMCB is no longer a Lender under the ABL Credit Agreement, or (v) for any reason, JPMCB is not the ABL Administrative Agent; or

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(r) any Subordination Agreement or Intercreditor Agreement shall fail to remain in full force or effect, or any event of default shall have occurred under any Subordination Agreement or Intercreditor Agreement, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any provision of any Subordination Agreement or Intercreditor Agreement;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and (iii) exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. In case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the Administrative Agent may exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

Article VIII

The Administrative Agent

Section 8.01. Authorization and Action.

(a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.

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(b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing:

(i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby;

(ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of country, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and

(iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;

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(d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

(e) None of any Syndication Agent, any Co-Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

(f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

(g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

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Section 8.02. Administrative Agent’s Reliance, Indemnification, Etc.

(a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder.

(b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral.

(c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

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Section 8.03. Posting of Communications.

(a) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(a) Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

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(b) Each of the Lenders and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(c) Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 8.04. The Administrative Agent Individually. With respect to its Commitment and Loans, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

Section 8.05. Successor Administrative Agent.

(a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

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(b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower Representative, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Section 8.06. Acknowledgements of Lenders.

(a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their respective Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan document pursuant to which it shall have become a Lender hereunder.

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(c) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 8.07. Collateral Matters.

(a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

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(c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate or release any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(d). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

Section 8.08. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

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Section 8.09. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, or any Arranger, any Syndication Agent, any Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

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(b) The Administrative Agent, and each Arranger, Syndication Agent and Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 8.10. Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

Article IX

Miscellaneous

Section 9.01. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Borrowers, to it at 13211 Merriman Rd, Livonia, Michigan 48150-1826, Attention: President (Facsimile No. 248-449-6701).

(ii) if to the Administrative Agent:

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor L2
Suite IL1-0480
Chicago, IL, 60603-2300
Attention: Omolola Eneh
Phone No: 1-312-954-1007
Email: omolola.eneh@chase.com

With copy(s) to:

JPMorgan Chase Bank, N.A.
Middle Market Servicing
10 South Dearborn, Floor L2
Suite IL1-0480
Chicago, IL, 60603-2300
Attention: Commercial Banking Group
Fax No: (844) 490-5663
Email: jpm.agency.cri@jpmorgan.com
jpm.agency.servicing.1@jpmorgan.com

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(iii) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance certificates delivered pursuant to Section 5.01 unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

Section 9.02. Waivers; Amendments.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Event of Default at the time.

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(b) Subject to Section 2.13(c) and Section 9.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or by the Administrative Agent on behalf of the Required Lenders with the consent of the Required Lenders) or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent (with the consent of the Required Lenders) and the Loan Party or Loan Parties that are parties thereto; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees or other amounts payable hereunder, without the written consent of each Lender directly affected thereby (other than as specified in Section 2.12(d)), (iii) postpone any scheduled date of payment of the principal amount of any Loan (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.10, in each case which shall only require the approval of the Required Lenders) or any date for the payment of any interest, fees or other Obligations payable hereunder, or otherwise reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender other than as permitted hereunder (provided that it being understood and agreed that (x) any increase in the total Commitments and related modifications approved by each Lender increasing any of its Commitments and by the Required Lenders shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments and (y) any “amend-and-extend” transaction that extends any applicable maturity or termination date only for those Lenders that agree to such an extension (which extension may include increased pricing and fees for such extending Lenders, and which extension shall not apply to those Lenders that do not approve such extension) shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments), (v) change any of the provisions of this Section or the definition of “Required Lenders”, or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release all or substantially all of the Guarantors from their obligation under the Loan Party Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, or (vii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral or subordinate the Lien of the Administrative Agent on all or substantially all of the Collateral, in each case without the written consent of each Lender (other than a Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. The Administrative Agent may also amend the Commitment Schedule to reflect assignments and other transactions entered into pursuant to Section 9.04 or Section 2.08. Notwithstanding the above, the Administrative Agent may (and each of the Lenders and each Secured Party by accepting the benefits of the Collateral hereby authorizes the Administrative Agent to) enter into the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and the Collateral Documents (including any additional Collateral Documents at any time) and any intercreditors with floor plan lenders and any amendments or other modifications thereof as determined by Administrative Agent, in each case that are not contrary to the terms of this Agreement.

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(c) The Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby agrees with the Borrowers that it shall (so long as no Event of Default has occurred and is continuing), release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full (other than payment and satisfaction of Unliquidated Obligations), (ii) constituting property being sold or disposed of if the Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral and the Administrative Agent shall not be required to execute any such release on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty.

(d) Notwithstanding Section 9.02(b), (i) this Agreement and any other Loan Document may be amended with the written consent of the Required Lenders, Lenders providing one or more additional credit facilities, the Administrative Agent and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and other extensions of credit hereunder and the accrued interest and fees in respect thereof, (y) to reasonably and appropriately include the Lenders holding such credit facilities in any determination of the Required Lenders and (z) to make such other technical amendments as are reasonably deemed appropriate by the Administrative Agent and the Borrowers in connection with the foregoing, (ii) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not of any other Class of Lenders) may be effected by an agreement or agreements in writing entered into by the Administrative Agent, the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time and (iii) any waiver, amendment or modification of any commitment letter or fee letter may be effected by an agreement or agreements in writing entered into only by the parties thereto.

(e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which will provide such consent and which is reasonably satisfactory to the Borrowers, the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.14 and 2.16, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.15 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

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(f) Notwithstanding anything to the contrary in this Section, if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrowers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

(g) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Administrative Agent may, at any time and from time to time, without the input or consent of any Lender or any Loan Party, prepare any amendment to this Agreement or any other Loan Documents as may be necessary, appropriate or desirable in the opinion of the Administrative Agent in order to memorialize any deemed amendments effectuated by Section 5.11(b).

Section 9.03. Expenses; Indemnity; Damage Waiver.

(a) The Borrowers shall jointly and severally pay (i) all reasonable out of pocket expenses incurred by each of the Administrative Agent and its Affiliates, including the reasonable fees, and documented disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks or Approved Electronica Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated, and including without limitation costs and expenses incurred in connection with appraisals (provided that the Borrowers shall be liable for the cost of such appraisals only if such appraisals are required by applicable law or regulation or required by the Administrative Agent after the occurrence and during the continuance of an Event of Default or otherwise required hereunder or any other Loan Document), insurance reviews, field examinations (internal and external fees and charges, provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the costs and expenses of more than four floor plan field examinations in any Fiscal Year or more than one such collateral field examination in any Fiscal Year), appraisals (provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the cost of more than two equipment and inventory appraisals in any Fiscal Year or more than such real property appraisals determined to be legally necessary by the Administrative Agent), filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens; sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and costs and expenses of preserving and protecting the Collateral), and (ii)  all reasonable out-of-pocket expenses incurred by the Administrative Agent, or any Lender, including the fees, and documented disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

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(b) The Borrowers, jointly and severally, shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.16, or (v) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations.

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(d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

Section 9.04. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrowers; provided that, the Borrowers shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided further that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

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(B) the Administrative Agent.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrowers and the Administrative Agent otherwise consent; provided that no such consent of the Borrowers shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement unless otherwise agreed to by the Administrative Agent;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their affiliates, the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

(E) the assignee may not be a Loan Party, Borrower or any Affiliate of a Loan Party.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender, (c) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, with respect to clause (c), such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Loans or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business, or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(b), 2.17(c) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

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(c) (i) Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent, sell participations to one or more banks or other entities, other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees to comply with Section 2.16 as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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Section 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

Section 9.06. Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

Section 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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Section 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations held by such Lender or their respective Affiliates, irrespective of whether or not such Lender or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have.

Section 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

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(d) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the prior consent of the Borrowers or (h) to the extent such Information becomes (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from any Borrower or any Person on any Borrower’s behalf with respect to any Loan Party or any of its or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Borrower or such Person and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrowers or such Person after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry shall be excluded from this definition of “Information”.

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Section 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

Section 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

Section 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.16. Disclosure. Each Borrower and Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

Section 9.17. Dealer Access System. The Borrower Representative has requested access to the Administrative Agent’s internet web based “Dealer Access System” to permit borrower to access certain account information relating to the Loan and to facilitate the making of any payments on the Loan by authorizing the Administrative Agent to debit any one or more of the Borrower Representative’s deposit accounts with the Administrative Agent or with such other financial institutions as indicated by the Borrower Representative. In consideration for the Administrative Agent’s granting to access to the Administrative Agent’s Dealer Access System to view loan account information and make Loan payments, the Borrower Representative acknowledges its responsibility for the security of its passwords and other information necessary for access to the Administrative Agent’s Dealer Access System and fully, finally, and forever releases and discharges the Administrative Agent and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, the Borrower Representative may now or hereafter have, in any way relating to the Borrower Representative’s access to, or use of, or the Administrative Agent’s suspension or termination of certain systems features of the Administrative Agent’s Dealer Access System.

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Section 9.18. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.19. Amendment and Restatement.

(a) On the Effective Date the Existing Credit Agreement shall be amended, restated and superseded in its entirety by this Agreement and the ABL Credit Agreement collectively (the “ALTA Credit Agreements”).  The parties hereto acknowledge and agree that (i) this Agreement, any promissory notes delivered pursuant hereto and the other Loan Documents executed and delivered in connection herewith do not constitute a novation or termination of the “Obligations” (as defined in the Existing Credit Agreement) (the “Existing Obligations”) under the Existing Credit Agreement or any of the “Loan Documents” (as defined in the Existing Credit Agreement) as in effect prior to the Effective Date and (x) the Obligations hereunder pertaining to any Floor Plan Loans or the floor plan facility in general and (y) the ABL Obligations under the ABL Agreement pertaining to any Revolving Loans (as such term is defined in the ABL Credit Agreement) or the revolving loan facility in general are collectively issued in exchange and replacement for such Existing Obligations and (ii) such Existing Obligations are in all respects continuing and (x) to the extent relating to any Floor Plan Loans or the floor plan facility in general and (y) to the extent relating to any Revolving Loans or the revolving facility in general shall collectively constitute Obligations or ABL Obligations, as applicable, under the ALTA Credit Agreements with only the terms thereof being modified as provided in the applicable ALTA Credit Agreement. Notwithstanding anything herein to the contrary, in no event shall the Liens securing the Existing Agreement or the obligations thereunder be deemed affected hereby or by the ABL Credit Agreement, as applicable, it being the intent and agreement of the Loan Parties and the ABL Loan Parties that, except as otherwise provided in the Loan Documents and the ABL Loan Documents, as applicable, the Liens on the collateral granted to secure the obligations of the existing loan parties in connection with the Existing Agreement and the other “Loan Documents” (as defined in the Existing Agreement), shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Agreement as amended and restated hereby and as amended and restated by the ABL Credit Agreement collectively, and each other Loan Document, ABL Loan Document and agreement evidencing all of any part of any Secured Obligations or any ABL Obligations, as applicable.

(b) Notwithstanding the modifications effected by the ALTA Credit Agreements of the representations, warranties and covenants of the Borrowers contained in the Existing Credit Agreement, the Borrowers acknowledge and agree that any causes of action or other rights created in favor of the Administrative Agent or any Lender or its successors arising out of the representations and warranties of the Borrowers contained in or delivered in connection with the Existing Credit Agreement shall survive the execution, delivery and effectiveness of this Agreement and/or the ABL Credit Agreement.

(c) All indemnification obligations of the Borrowers arising under the Existing Credit Agreement (including any arising from a breach of the representations thereunder) shall survive this amendment and restatement of the Existing Credit Agreement.

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(d) By its execution hereof, each Lender hereby (i) consents to the amendments and amendments and restatements to be executed in connection herewith with respect to any of the Collateral Documents delivered in connection with the Existing Credit Agreement and any additional Collateral Documents to be executed in connection herewith, all as in form and substance approved by the Administrative Agent, and (ii) authorizes and directs the Administrative Agent to enter into such amendments and amendments and restatements.

(e) For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) All parties hereto acknowledge and agree if the Effective Date does not occur at or prior to 2:00 p.m., New York time, on Feburary 14, 2020, the Existing Credit Agreement shall continue in full force and effect without modification hereunder.

Section 9.20. Marketing Consent. The Borrowers hereby authorize JPMCB and its affiliates (collectively, the “JPMCB Parties”), at their respective sole expense, but without any prior approval by any Borrower, to include the Borrowers’ name and logo in advertising slicks posted on its internet site, in pitchbooks or sent in mailings to prospective customers and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. Notwithstanding the foregoing, the JPMCB Parties shall not publish the Borrowers’ name in a newspaper or magazine without obtaining the Borrowers’ prior written approval. The foregoing authorization shall remain in effect unless the Borrower Representative notifies JPMCB in writing that such authorization is revoked.

Section 9.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.22. No Fiduciary Duty, etc. Each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Loan Documents and the transaction contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.

111

Each Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies.

Section 9.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

B. RILEY PRINCIPAL MERGER CORP., to be known as
ALTA EQUIPMENT GROUP INC.

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	Chief Financial Officer

ALTA EQUIPMENT HOLDINGS, INC.

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	President

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:	/s/ Ryan Greenawalt
Name:	Ryan Greenawalt
Title:	Manager
of each of the above, on behalf of each of the above

Signature Page to Fifth Amended and Restated Floor Plan First Lien Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Frederick B. Varhula
Name:	Frederick B. Varhula
Title:	Authorized Officer

Signature Page to Fifth Amended and Restated Floor Plan First Lien Credit Agreement

Commitment Schedule

Lender	Floor Plan Commitment
JPMorgan Chase Bank, N.A.	$40,000,000

Total:	$40,000,000

SCHEDULES

to

FIFTH AMENDED AND RESTATED FLOOR PLAN FIRST LIEN CREDIT AGREEMENT

dated as of

February 3, 2020

among

B. RILEY PRINCIPAL MERGER CORP. (to be renamed ALTA EQUIPMENT GROUP INC.),

ALTA EQUIPMENT HOLDINGS, INC.,

ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC,

ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC,

ALTA CONSTRUCTION EQUIPMENT, L.L.C.

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.,

NITCO, LLC,

and

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC,

as Borrowers

The Lenders Party Thereto

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

___________________________

JPMORGAN CHASE BANK, N.A.,

as Sole Bookrunner and Sole Lead Arranger

Reference is made to the FIFTH AMENDED AND RESTATED FLOOR PLAN FIRST LIEN CREDIT AGREEMENT identified above (the “Agreement”). Unless otherwise defined, or the context otherwise clearly requires, terms defined in the Agreement shall have such meanings when used herein.

Schedule-i

SCHEDULE 3.05

PROPERTIES

Loan Party	Property Address	Owned or Leased
Alta Enterprises, LLC	6 Jonspin Road Wilmington, Massachusetts	Leased
	1400 McGregor Way, Unit 6, Traverse City, Michigan	Leased
Alta Construction Equipment Illinois, LLC	613 E. Stevenson Road, Ottawa, Illinois	Leased
	2500 Westward Dr. #2 and 2504 Westward Dr., Spring Grove, IL	Leased
	5000 Industrial HWY, Gary, IN 46406-1122	Leased
	1035 Wylie Drive, Bloomington, Illinois 61704	Leased
Alta Heavy Equipment Services, LLC	None.	N/A
Alta Industrial Equipment Michigan, LLC,	6337 Jomar Court, Lansing, Michigan	Leased
	13211 Merriman Rd., Livonia, Michigan	Leased
	2470 W. Columbia, Battle Creek, Michigan	Leased
	4716 Talon Ct. SE, Kentwood, Michigan	Leased
	5920 Grand Haven Road, Muskegon, Michigan	Leased
	28855 Smith Road, Romulus, Michigan	Leased
	1524 Champagne, Saginaw, MI	Leased
	7500 E. 15 Mile, Sterling Heights, Michigan	Leased
	9433 Riley St., Zeeland, Michigan	Leased
	3502 W. McGill St., South Bend, Indiana	Leased
	2308 Clay Street, Elkhart, Indiana	Leased
	517 Dale Avenue, Mancelona, Michigan	Leased
Alta Construction Equipment, L.L.C.	56195 Pontiac Trail, New Hudson, Michigan	Leased
	3283 S. Dort Hwy, Burton, Michigan	Leased
	5100-5160 Loraine Street, Detroit, Michigan	Leased
	8840 Byron Commerce DR SW, Byron Twp., Michigan	Leased
	1061 Stepke Court, Traverse City, Michigan	Leased
	3725 Old US Hwy 27 S., Gaylord, Michigan	Leased

Schedule-1

Alta Industrial Equipment Company, L.L.C.	1901 Albright, Montgomery, Illinois	Leased
	625 District Drive, Itasca, Illinois	Leased
	150 State Street, Calumet City, Illinois	Leased
	1049 Lily Cache Lane, Bolingbrook, Illinois	Leased
NITCO, LLC	114 Hall Street, Concord, New Hampshire	Leased
	230 Cherry Street, Shrewsbury, Massachusetts	Leased
	6 Jonspin Road Wilmington, Massachusetts	Leased
	150 N. Plains Industrial Road, Wallingford, Connecticut	Leased
	23 Foss Road, Lewiston, ME 04240	Leased
	3 Chalet Road (Route 44), Middleboro, Massachusetts	Leased
	2820 Curry Road, Schenectady, New York	Leased
	6847 Ellicott Drive, East Syracuse, New York	Leased
	241 Paul Road, Rochester, New York	Leased
	4381 Walden Avenue, Lancaster, New York	Leased
	33B Commerce Avenue, South Burlington, Vermont	Leased

	535 Vestal Parkway West, Vestal, New York	Leased
Alta Construction Equipment Florida, LLC	5151 Dr. Martin Luther King Blvd, Ft. Myers, Florida	Leased
	5210 Reese Road, Davie, Florida	Leased
	8418 Palm River Road, Tampa, Florida	Leased
	8750 Phillips Highway, Jacksonville, Florida	Leased
	Lot 4, Block 1 Nesbitt’s & Crawford’s Subdivision adjacent to 8750 Phillips Highway, Jacksonville, Florida	Leased.
	539 SW Arrowhead Terrace, Lake City, Florida	Leased
	9601 Boggy Creek Road, Orlando, Florida	Leased
	6100-6144 N.W. 74th Avenue, Miami, Florida	Leased
	9701 S. John Young Parkway, Orlando, Florida	Leased
	Suite 120-G & H, 595 Bay Isles Road, Longboat Key, Florida	Leased

Alta Equipment Group Inc.	None.	N/A
Alta Equipment Holdings, Inc.	None.	N/A

Schedule-2

SCHEDULE 3.06

DISCLOSED MATTERS

None.

Schedule-3

SCHEDULE 3.17

SUBORDINATED DEBT DOCUMENTS

1.	Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, Alta Enterprises, LLC, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

2.	Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009 by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, Alta Enterprises, LLC, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

3.	Darrin J. Greenawalt Separate Property Trust, which will be paid off and terminated on the Effective Date.
a.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Darrin J. Greenawalt Separate Property Trust by Alta Enterprises, LLC.
b.	Subordination Agreement dated as of December 27, 2017 by and among Darrin J. Greenawalt Separate Property Trust, Alta Enterprises, LLC,the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.

4.	Greenawalt QSST TRUST, which will be paid off and terminated on the Effective Date.
a.	Subordination Agreement dated as of December 27, 2017 by and among Greenawalt QSST TRUST, Alta Enterprises, LLC, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative.
b.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Darrin J. Greenawalt by Alta Enterprises, LLC.
c.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Marysa L. Greenawalt by Alta Enterprises, LLC.
d.	Unsecured Subordinated Non-Negotiable Promissory Note dated as of December 27, 2017 issued to Greenawalt QSST TRUST FBO Nathan G. Greenawalt by Alta Enterprises, LLC.

5.	Amended and Restated ABL First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by Loan Parties in favor of the ABL Administrative Agent.

6.	Intercompany Subordination Agreement dated as of December 27, 2017 by and among Alta Enterprises, LLC, a Michigan limited liability company, Alta Construction Equipment Illinois, LLC, a Michigan limited liability company, Alta Heavy Equipment Services, LLC, a Michigan limited liability company, Alta Industrial Equipment Michigan, LLC, a Michigan limited liability company, Alta Construction Equipment, L.L.C., a Michigan limited liability company, Alta Industrial Equipment Company, L.L.C., a Michigan limited liability company in favor of Goldman Sachs Specialty Lending Group, L.P, which will be terminated on the Effective Date.

Schedule-4

7.	Intercompany Subordination Agreement entered into on or prior to the Effective Date by the Loan Parties in favor of the Second Lien Notes Representative.

8.	Amended and Restated Floor Plan First Lien Intercompany Subordination Agreement entered into on or prior to the Effective Date by and between the Administrative Agent and Loan Parties.

9.	Due to the Loan Parties’ shared banking relationship, each Loan Party generates intercompany due to or due from balances. Intercompany due to and due from balances at 11/30/19 were as follows:

Operating company	12/31/19 intercompany due to balance	12/31/19 intercompany due from balance
Alta Enterprises	$0	$24,543,687
Alta Equipment Company Michigan, LLC	$24,543,687	$101,085,388
Alta Construction Equipment, LLC	$39,411,395	$112,911
Alta Industrial Equipment Company, LLC	$1,203,224	$7,401
Alta Construction Equipment Illinois, LLC	$36,659,714	$6,445,820
Alta Heavy Equipment Services	$4,642,009	$4,642,009
Nitco, LLC.	$30,377,187	$0
Total	$136,837,216	$136,837,216

Schedule-5

SCHEDULE 3.21

MATERIAL AGREEMENTS

1.	The following contracts with Volvo Construction Equipment North America, Inc.:

a.	Dealer Agreement dated February 2, 2010, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment, L.L.C.;
b.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Illinois); and
c.	Dealer Agreement dated January 5, 2018, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Indiana).

2.	Dealer Agreement dated April 29, 2019 by and between Hyster-Yale Group, Inc. and Alta Enterprises, LLC, Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, LLC, and NITCO, LLC.

3.	The following contracts with Takeuchi Manufacturing (U.S.), LTD.:

a.	Dealer Agreement dated March 2, 2018 between Alta Construction Equipment, LLC and Takeuchi Manufacturing (U.S.), LTD.;
b.	Sales Terms and Condition dated January 1, 2016 between Takeuchi Mfg. (U.S.) Ltd. And Alta Equipment;
c.	Dealer Agreement dated in 2018, by and between Alta Construction Equipment Illinois, LLC and Takeuchi Mfg. (U.S.) Ltd.; and
d.	Alta Equipment New Territory Proposal (Illinois) dated June 1, 2018, by Takeuchi Mfg. (U.S.) Ltd.

4.	The following Contracts with JCB, Inc.:

a.	JCB Access Agreement (CT) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
b.	Construction Agreement dated April 20, 2016 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
c.	JCB Access Agreement (MA) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
d.	Construction Agreement dated in 2013 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
e.	JCB Access Agreement (ME) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
f.	JCB Access Agreement (NH) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.); and
g.	JCB Access Agreement (RI) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.)

Schedule-6

5.	The following material dealer agreements were, are or will be assigned from Flagler Construction Equipment, LLC or FlaglerCE Holdings, LLC to Alta Construction Equipment Florida, LLC upon the consummation of the Flagler Acquisition, or new agreements will be entered into by Alta Construction Equipment Florida, LLC on or after the consummation of the Flagler Acquisition:

a.	The following Contracts with Cummins Inc.:
i.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8750 Philips Highway, Jacksonville, FL 32256, dated December 6, 2017;
ii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5151 Martin Luther King Jr. Boulevard, Fort Meyers, FL 33905, dated December 6, 2017;
iii.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 9601 Boggy Creek Road, Orlando, FL 32824, dated December 6, 2017;
iv.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated December 6, 2017; and
v.	Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5210 Reese Road, Davie, FL 33314, dated December 6, 2017.

b.	Dealer Agreement between Kolberg-Pioneer, Inc., Johnson Crushers International, Inc., Astec Mobile Screens, Inc., and Flagler Construction Equipment, 8418 Palm River Road, Tampa, FL 33619, dated December 20, 2018 and Addendum.

c.	Dealer Sales and Service Agreement between Volvo Construction Equipment North America, Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated August 22, 2019

d.	The following Contracts with Takeuchi Mfg. (US), Ltd.:

i.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
ii.	Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and FlaglerCE Holdings, LLC, dated January 28, 2019;
iii.	Sales Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
iv.	Dealer Agreement, between Takeuchi Manufacturing (U.S.) Ltd and Flagler Construction Equipment, LLC, dated February 17, 2017; and
v.	Individual Guaranty, between Takeuchi Manufacturing (U.S.) Ltd. (as Secured Party) and Thomas Holmes (as Guarantor).

6.	The following dealer agreements were, are or will be assigned from Liftech Equipment Companies, Inc. to NITCO, LLC upon the consummation of the Liftech Acquisition, or new agreements will be entered into by NITCO, LLC on or after the consummation of the Liftech Acquisition:

a.	Sales & Service Distributor Agreement by and between Doosan Infracore Portable Power and Liftech Equipment Companies, Inc. dated as of April 1, 2019.
b.	Dealer Agreement by and between Hyster-Yale Group, Inc. and Liftech Equipment Companies, Inc. dated as of April 1, 2016.
c.	Authorized North American Distributor Agreement by and between Trackmobile LLC and Liftech Equipment Companies, Inc. dated as of April 16, 2018.
d.	Dealership Agreement (Massachusetts) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
e.	Dealership Agreement (New York) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
f.	Dealership Agreement (Vermont) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
g.	Dealer Agreement by and between Mariotti USA Inc. and Liftech Equipment Companies, Inc. dated as of April 19, 2016.
h.	Distributor Sales and Service Agreement dated June 6, 2005 by and between Liftech Equipment Companies, Inc. and JLG Industries, Inc.
i.	Authorized North American Distributor Agreement by and between Zephir SPA and Liftech Equipment Companies, Inc. dated as of December 15, 2017.

Schedule-7

SCHEDULE 3.22

CAPITALIZATION AND SUBSIDIARIES

Subsidiaries of Alta Group:

Subsidiary	Ownership	Type of Entity
Alta Equipment Holdings, Inc.	100% owned by Alta Group	C Corporation
Alta Enterprises, LLC	68.33% owned by Alta Group 31.67% owned by Alta Equipment Holdings, Inc.	Limited Liability Company
Alta Construction Equipment Illinois, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Heavy Equipment Services, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Michigan, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Company, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
NITCO, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment Florida, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company

Equity Interest of Alta Group:

Loan Party	Equity Interest	Type of Entity
Alta Group	33.9% to 47.04% by Public Stockholders 20.45% to 16.38% by Initial Stockholders and Affiliates 11.71% to 14.62% by Non-Affiliate PIPE Investors 24.87% to 31.04% by Alta Equityholders	C Corporation

Schedule-8

SCHEDULE 3.25

SECOND LIEN LOAN DOCUMENTS

MSD Documents:

I.	NOTE PURCHASE AGREEMENT DOCUMENTS
1.	Note Purchase Agreement

Schedules

Commitment Schedule

Schedule 1.01(A) Principal Office

Schedule 3.05 Notes Parties

Schedule 3.06 Disclosed Matters

Schedule 3.17 Subordinated Indebtedness Documents

Schedule 3.20 Material Dealer Agreements

Schedule 3.21 Capitalization and Subsidiaries

Schedule 3.24 First Lien Loan Documents and Floor Plan Loan Documents

Schedule 3.27 Insurance

Schedule 3.29 B. Riley Merger/ Equity Transactions

Schedule 6.01 Existing Indebtedness

Schedule 6.02 Existing Liens

Schedule 6.04 Existing Investments

Schedule 6.13(e) Historical EBITDA, Capital Expenditures and Fixed Charges

Exhibits

Exhibit A - Form of Assignment and Assumption

Exhibit B – Form of First Lien Intercreditor Agreement

Exhibit C - Form of Note

Exhibit D - Form of Funding Notice

2.	Notes to be issued to the Purchasers
3.	Pledge and Security Agreement

Schedules

Exhibit A – Notice Addresses; Information and Collateral Locations

Exhibit B – Deposit Accounts

Exhibit C – Letter of Credit Rights; Chattel Paper

Exhibit D – Intellectual Property Rights

Exhibit E – Titled Collateral

Exhibit F - Fixtures

Exhibit G – Pledged Collateral, Securities and Investment Property

Exhibit H – UCC filing locations

Exhibit I – Commercial Tort Claims

Exhibit J - Amendment

Annexes

Annex I - Assumption Agreement

4.	Notes Party Guaranty
5.	Intercompany Subordination Agreement
6.	Trademark and Patent Security Agreement
7.	Intercreditor Agreements with respect to vendor floor plan financings
(a)	HYG Financial Services, Inc., formerly known as NMHG Financial Services, Inc. d/b/a Hyster
(b)	Takeuchi Mfg. Ltd.
(c)	VFS US LLC
(d)	Terex Financial Services, Inc.
(e)	De Lage Landen Financial Services, Inc.
(f)	Wells Fargo Commercial Distribution Finance, LLC
(g)	PNC Equipment Finance LLC
8.	First Lien Intercreditor Agreement

Schedule-9

II.	OTHER COLLATERAL DOCUMENTS
1.	Delivery of Capital Stock of each Subsidiary of each Notes Party, together with instruments of transfer and undated stock powers endorsed in blank
2.	UCC (or equivalent), tax lien, judgment lien, bankruptcy, litigation and IP searches for each Notes Party
3.	UCC-1 financing statements
4.	Intercompany Subordination Agreement
5.	Deposit Account Control Agreement
6.	Collateral Access Agreements

III.	LEGAL OPINIONS
1.	Opinion of H&H, counsel to Notes Parties

IV.	CORPORATE DOCUMENTS
1.	Secretary’s Certificate for each Notes Party, attaching & certifying to:
(a)	Resolutions
(b)	Incumbency and signatures
(c)	Organization Documents
(d)	Good standing certificate
(e)	Foreign good standing certificates, if applicable

V.	MISCELLANEOUS CLOSING DOCUMENTS AND CERTIFICATES
1.	Funding Notice and Letter of Direction, together with Funds Flow
2.	Solvency Certificate
3.	Vendor Floor Plan Financing Agreements/amendments
(a)	HYG Financial Services, Inc., formerly known as NMHG Financial Services, Inc. d/b/a Hyster
(b)	VFS US LLC
(c)	Takeuchi Mfg. (US), Ltd.
(d)	Terex Financial Services, Inc.
(e)	De Lage Landen Financial Services, Inc.
(f)	Wells Fargo Commercial Distribution Finance, LLC
(g)	PNC
4.	Officer’s certificate from a Financial Officer of Alta Group attaching and certifying to:
(a)	Solvency
(b)	All conditions precedent to the closing of the Liftech Acquisition and the Flagler Acquisition (in each case, other than payment of the consideration) are satisfied upon the purchase of the Notes and the payment of the consideration
(c)	The Flagler Acquisition is consummated in accordance with the terms of the Credit Agreement and all representations in Section 3.25 of the Credit Agreement are true and correct
(d)	The Liftech Acquisition is consummated in accordance with the terms of the Credit Agreement and all representations in Section 3.26 of the Credit Agreement are true and correct
(e)	On the Effective Date and immediately after giving effect to the Transactions contemplated to the occur on the Effective Date and the payment of all related costs and expenses, the Issuers and their Subsidiaries have Availability of at least $75,000,0000
(f)	Copies of the Flagler Acquisition Documents
(g)	Copies of the Liftech Acquisition Documents
(h)	Copies of the B. Riley Merger/Equity Transaction Agreements
(i)	Copies of all First Lien Loan Documents
(j)	Copies of all Floor Plan Loan Documents
(k)	Copies of any other vendor floor plan loan documents

Schedule-10

5.	Financial Statements; Projections:
(a)	the Historical Financial Statements
(b)	pro forma consolidated and consolidating balance sheets of Issuers and their Subsidiaries as of the Effective Date, and reflecting the transactions contemplated by the Transactions in each to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to the Required Purchasers
(c)	the projections referred to in Section 3.04(b)
6.	The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Issuers and their Affiliates shall be acceptable to the Purchasers in their sole discretion
7.	Certificates of insurance together with the endorsements thereto, in each case, naming the Second Lien Notes Representative as additional insured and lenders’ loss payee thereunder, and otherwise in compliance with the terms of Section 5.05 of the Note Purchase Agreement.
8.	Evidence from Egan Jones Rating Company that, after taking into account the Transactions, the Rating on the Notes is at least BBB-
9.	Administrative Questionnaire
10.	Collateral Assignment of Business Interruption Insurance
11.	Assignment of Representations and Warranties Insurance (Flagler)
12.	Payment of all fees and expenses
13.	USA Patriot Act/KYC and W-8 or W-9 Forms, as applicable, for each Notes Party

VI.	PAYOFF DOCUMENTS
1.	Payoff Letters Regarding Subordinated Debt to Greenawalt Family
(a)	Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009
(b)	Nathan G. Greenwalt Separate Property Trust UAD 6/17/2009
(c)	Darrin J. Greenawalt Separate Property Trust
(d)	Greenawalt QSST Trust
2.	Return of Alta Equipment Company, Inc. Stock Certificates 15 and 16
3.	Payoff Letters/Release/Terminations – Goldman Sachs
(a)	Payoff Letter
(b)	DACA Termination
(c)	Termination of Trademark and Patent Security Agreement
(d)	UCC-3s
i.	20171227000660-2
ii.	20171227000658-7
iii.	20171227000662-0
iv.	20171227000659-6
v.	20171227000667-5
vi.	20171227000665-7
vii.	[NITCO Filing]
4.	Payoff Letters with respect to Flagler and Liftech Acquisitions:
(a)	VFS US LLC Payoff Letter
(b)	Red Iron Acceptance, LLC
5.	W-9 for Alta Equipment Group Inc.

Schedule-11

VII.	POST-CLOSING DELIVERABLES
1.	UCC-3s with respect to Flagler and Liftech Acquisitions

Goldman Sachs Documents:1

1.	Note Purchase Agreement (the “Goldman Note Purchase Agreement”), dated December 27, 2017, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., (collectively, as “Issuers”) the Purchasers (as defined in the Goldman Note Purchase Agreement) party thereto, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, as amended by that certain Joinder and Third Amendment to Note Purchase Agreement, dated May 1, 2019, adding NITCO, LLC as an Issuer, by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and as amended by that certain Joinder to Note Purchase Agreement, dated February ___, 2020, adding Alta Construction Equipment Florida, LLC as an Issuer, by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
2.	Consent and Joinder of Loan Agreement, dated May 1, 2019, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., and NITCO, LLC, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
3.	Promissory Note in the principal amount of $40,000,000.00 dated December 27, 2017 issued by the Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
4.	Secured Note in the principal amount of $3,500,000.00 dated April 13, 2018 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
5.	Secured Note in the principal amount of $5,000,000.00 dated July 31, 2018 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
6.	Delayed Draw Noted in the principal amount of $11,500,000 dated May 1, 2019 issued by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
7.	Amended and Restated Second Lien Pledge and Security Agreement, dated May 1, 2019, by and among Issuers, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
8.	Guaranty dated December 27, 2017 by Issuers in favor of each of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative and the Purchasers;
9.	Patent and Trademark Security Agreement dated December 27, 2017 by Issuers in favor of each of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative and the Purchasers;
10.	Blocked Account Control Agreement dated December 27, 2017 by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and JPMorgan Chase Bank, N.A., as the Depositary, as amended;
11.	Collateral Access Agreements dated December 27, 2017 by and between Alta Industrial Real Estate Company, L.L.C. and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
12.	Collateral Access Agreements dated December 27, 2017 by and between Greenawalt, LLC and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
13.	Collateral Access Agreements dated December 27, 2017 by and between Wixom, L.L.C. and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;

[1]	The Indebtedness to Goldman Sachs Specialty Lending Group, L.P., as Notes Representative, will be paid off and terminated in connection with the Closing. The Liens filed by Goldman Sachs Specialty Lending Group, L.P., as Notes Representative, will be terminated with on the Effective Date.

Schedule-12

14.	Collateral Assignment of Business Interruption Insurance Policy as Collateral Security dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
15.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, PICK IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
16.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, DIG IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
17.	Collateral Access Agreements dated May 1, 2019 by and between Northland Lift LLC, a Delaware limited liability company, LIFT IT UP SERIES and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
18.	Collateral Access Agreements, dated May 1, 2019, by and between Polito Development Corporation, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
19.	Collateral Access Agreements, dated May 1, 2019, by and between Elmwood Industrial Park, LLC, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
20.	Collateral Access Agreements, dated May 1, 2019, by and between Norma A. Crowley and Paul Crowley, Trustees of Crowley Realty Nominee Trust Dated May 1, 1989, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
21.	Irrevocable Proxy by each Issuer;
22.	UCC financing statements in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
23.	Fee Letter dated December 27, 2017 by and among Issuers and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
24.	Intercompany Subordination Agreement dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative for the Purchasers party to the Goldman Note Purchase Agreement;
25.	Subordination Agreement dated December 27, 2017 by and among Marysa L. Greenawalt Separate Property Trust UAD 7/9/2009, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
26.	Subordination Agreement dated December 27, 2017 by and among Nathan G. Greenawalt Separate Property Trust UAD 6/17/2009, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
27.	Subordination Agreement dated December 27, 2017 by and among Darrin J. Greenawalt Separate Property Trust, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
28.	Subordination Agreement dated December 27, 2017 by and among Greenawalt QSST TR, the ABL Administrative Agent, and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
29.	Collateral Assignment of Business Interruption Insurance Policy as Collateral Security dated December 27, 2017 by Issuers in favor of Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative;
30.	Purchase Warrant issued by Alta Enterprises to Goldman Sachs & Co. LLC;
31.	Intercreditor Agreement dated December 27, 2017 between the Administrate Agent and Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, as amended;
32.	Intercreditor Agreement dated December 27, 2017 by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and HYG Financial Services, Inc., as amended;
33.	Amended and Restated Intercreditor Agreement dated December 20, 2017 by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and VFS US LLC, as amended;
34.	Intercreditor Agreement dated December 27, 2017 by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and Terex Financial Services, Inc., as amended;
35.	Intercreditor Agreement dated December 27, 2017 by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and De Lage Landen Financial Services, Inc.;
36.	Intercreditor Agreement dated October 9, 2019, by and among the ABL Administrative Agent, Goldman Sachs Specialty Lending Group, L.P., as the Second Lien Notes Representative, and PNC Equipment Finance, LLC; and
37.	Any and all other agreements, instruments, documents and certificates delivered pursuant to the Goldman Note Purchase Agreement.

Schedule-13

SCHEDULE 3.28

INSURANCE

See attached.

Schedule-14

SCHEDULE 3.30

B. RILEY MERGER / EQUITY TRANSACTIONS

B. Riley Merger/Equity Transactions

On December 12, 2019, B. Riley Principal Merger Corp., a Delaware corporation (“BRPM”), and BRPM’s wholly-owned subsidiary BR Canyon Merger Sub Corp., a Michigan corporation (“Merger Sub”), Alta Holdings and Ryan Greenawalt (“Greenawalt”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Alta Holdings, the separate corporate existence of Merger Sub will thereupon cease, and Alta Holdings will become a wholly-owned subsidiary of BRPM (collectively, the “Acquisition”). Upon the closing of the Acquisition and on the Effective Date BRPM will change its name to “Alta Equipment Group Inc.”

Upon consummation of the Merger, the holder of each share of common stock of Alta Holdings will receive, in respect of such share, such holder’s pro rata the portion of (a) 7,300,000 shares of common stock of BRPM (with an assumed value of $10.00 / share), and (b) $10,050,000 in cash.

Subject to the terms and conditions set forth in the Merger Agreement and the other B. Riley Merger/Equity Transaction Agreements, on the Effective Date BRPM will pay off the existing Indebtedness of Alta Holdings and its Subsidiaries, which is anticipated to be approximately $295 million, and Alta Holdings’s equityholders, which include Greenawalt (the “Sellers”), will receive aggregate consideration with a value equal to $119 million, which will consist of: (a) $43 million in cash, and (b) $76 million of shares of BRPM’s common stock, or 7,600,000 shares valued at $10.00 per share. Sponsor will forfeit 1,470,855 shares of Class B common stock (the “Founder Shares”) to BRPM for cancellation upon the Effective Date.

BRPM will obtain the debt financing (as described below), (a) BRPM will have an aggregate of at least $143 million of cash available from the trust account (the “trust account”) established in connection with BRPM’s initial public offering (the “IPO”) and from equity financing sources, and (b) Alta Group’s Consolidated EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (i) at the price at which the applicable Notes Party sold the applicable asset, minus (ii) such Note Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (ii) for any depreciation or amortization thereof) will be at least $79 million as measured for the Fiscal Year ended December 31, 2019.

Pursuant to a forward purchase agreement, immediately prior to the Effective Date, Sponsor or its Affiliate will purchase $25,000,000 of BRPM’s units at a price of $10.00 per unit, or an aggregate of 2,500,000 units, each comprised of one share of Class A common stock (the “forward purchase shares”) and one-half of one warrant (the “forward purchase warrants”). The forward purchases will be made regardless of whether any shares of Class A common stock are redeemed in connection with Transactions (collectively, the “Equity Financing”).

In addition to the Equity Financing, BRPM has entered into subscription agreements with institutional and accredited investors (the “PIPE investors”), which include Affiliates of Sponsor, on December 12, 2019, pursuant to which such investors will purchase, immediately prior to the Effective Date, an aggregate of $35,000,000 of BRPM’s shares of Class A common stock at a price of $10.00 per share, or an aggregate of 3,500,000 shares of Class A common stock (the “PIPE Financing”), subject to certain conditions, including the approval of the transactions contemplated herein. As an inducement to enter into the subscription agreements, the PIPE investors that are not affiliated with Sponsor will receive an aggregate of 142,895 additional shares of BRPM’s Class A common stock and an aggregate of 1,018,125 of BRPM’s warrants, and, upon the Effective Date, the Sponsor will forfeit an equal number of Founder Shares to BRPM for cancellation and Sponsor or its Affiliates will transfer an equal number of forward purchase warrants to BRPM.

Schedule-15

On the Effective Date, BRPM will acquire the Warrant to purchase membership interest in Alta Enterprises from Goldman Sachs Lending Group L.P. for $29,620,110.

On the Effective Date, BRPM will contribute the remaining IPO proceeds (which the amount of such proceeds will be known after the redemption period closes) to Alta Enterprises in exchange for limited liability company interests of Alta Enterprises.

On the Effective Date, BRPM will transfer cash in the aggregate amount of $2,950,000 to certain key employees of the Borrowers in connection with the Acquisition and termination of the Alta Enterprises’s Equity Linked Incentive Plan.

 On the Effective Date, BRPM will obtain credit facilities equal to an aggregate of $310 million (the “Debt Financing”) for the purpose of financing the repayment of existing Indebtedness of Alta Holdings and its Subsidiaries, a portion of the consideration payable under the Merger Agreement, costs and expenses incurred by the parties in connection with the Transactions and general corporate expenditures. Such credit facilities will be comprised of a term loan facility from the Second Lien Purchasers in an aggregate principal amount of either $155 million or $165 million and an asset-based loan revolving credit facility from the Lenders in an aggregate principal amount of up to $300 million, of which no more than $148 million will be drawn on the Effective Date.

Concurrently with and contingent upon the Effective Date, NITCO will consummate the Liftech Acquisition and Alta Construction Equipment Florida will consummate the Flagler Acquisition. Each of the Liftech Acquisition and Flagler Acquisition are currently under non-binding letters of intent, for an aggregate purchase price of $95 million, to be funded by the equity and Indebtedness proceeds raised in connection with the Transactions.

The Transactions will be financed and consummated in a manner consistent with the sources and uses set forth below (the “Sources and Uses”).

Sources and Uses ($ in millions)
Sources	No Redemption	Max Redemption
Proceeds from Trust Account	$145	$84
Forward Purchase	25	25
Seller Rollover Equity	76	76
PIPE	35	35
Draw on New Term Loan	155	165
Draw on New ABL	140	148
Total Sources	$576	$533

Uses	No Redemption	Max Redemption
Payoff Existing Alta Holdings and Subsidiaries’ Indebtedness	$295	$295
Cash Proceeds to Seller	43	43
Seller Rollover Equity	76	76
Additional Acquisitions	95	95
Estimated Fees and Expenses	20	20
Excess Cash	62	—
Total Uses	$591	$529

Schedule-16

B. Riley Merger/Equity Transaction Agreements:

1.	Merger Agreement
2.	Ancillary agreements entered into in connection with the Merger Agreement, including the following to be filed or entered into at closing of the Merger Agreement:
a.	Third Amended and Restated Certificate of Incorporation of BRPM
b.	Certificate of Merger to be filed with the Delaware Secretary of State
c.	Letter of Transmittal from the Greenawalt Trust
d.	Company Bringdown Certificate from Alta Holdings
e.	Minimum EBITDA and Maximum Indebtedness Certificate from Alta Holdings
f.	FIRPTA Certificate from Alta Holdings
g.	Participant Release Agreements between Alta Holdings and each key employee receiving a cash payment in connection with the transactions contemplated by the Merger Agreement and the termination of Alta Enterprises’s Equity Linked Incentive Plan
h.	Registration Rights Agreements between Alta Holdings and the Greenawalt Trust
i.	Parent Bringdown Certificate from BRPM
j.	Warrant Purchase Agreement between Alta Enterprises and Goldman Sachs & Co. LLC
k.	Subscription Agreements between BRPM and certain investors
l.	Forward Purchase Agreement between BRPM and certain of its affiliates.

Schedule-17

SCHEDULE 6.01

EXISTING INDEBTEDNESS

Lender	Credit Limit	Description of the Indebtedness/Underlying Debt Documents
HYG Financial Services, Inc.	Current: $40 Million Limit: $44 Million

Floor Flan Financing Facility

Dealer Financing and Security Agreement dated December 22, 2017 by and among HYG Financial Services, Inc., Alta Industrial Equipment Michigan, LLC, and Alta Industrial Equipment Company, L.L.C.

Volvo Commercial Finance LLC The Americas	Current: $82.5 Million Limit: $86.6 Million

Floor Flan Financing Facility

-      Floor Plan Financing and Security Agreement dated December 20, 2017 by and between Volvo Financial Services, a Division of VFS US LLC and Alta Construction Equipment Illinois, LLC

-      Floor Plan Financing and Security Agreement dated December 15, 2009 by and between Alta Construction Equipment, LLC and Volvo Financial Services, a Division of VFS US LLC, as amended on December 20, 2017.

VFS US LLC		Equipment Lease, financed inventory
Terex Financial Services, Inc.	Current: $1 Million Limit: $1.5 Million

Floor Flan Financing Facility

Master Note and Security Agreement dated May 9, 2014 by and between Terex Financial Services, Inc. and Alta Construction Equipment, L.L.C.

Master Note and Security Agreement dated August 10, 2018 by and between Terex Financial Services, Inc. and Alta Construction Equipment Illinois, LLC

De Lage Landen Financial Services, Inc.	Current: $10 Million Limit: $11 Million

Floor Flan Financing Facility

Agreement for Inventory Financing dated December 7, 2017 by and between Alta Construction Equipment, L.L.C., Alta Construction Equipment Illinois, LLC, and De Lage Landen Financial Services, Inc.

Schedule-18

Lender	Credit Limit	Description of the Indebtedness/Underlying Debt Documents
Wells Fargo Commercial Distribution Finance, LLC	N/A after liquidation to PNC	Floor Flan Financing Facility for JCB equipment (Liquidating to PNC Equipment Finance, LLC)
PNC Equipment Finance, LLC	Current: $19.5 Million Limit: $20.5 Million	Floor Flan Financing Facility for JCB equipment
Link-Belt Construction Equipment Company, L.P.	Current: $4 Million	Extended payable terms from vendor for purchase of parts and equipment Equipment Financing, consigned goods
MB Equipment Finance, LLC, MB Financial Bank, N.A., and all assignors and successors of the foregoing	Current: Collectively, $2,500,000	Equipment on operating lease under a Master Lease Agreement
Landoll Corporation	Current: $1,000,000	Extended payable terms from vendor for purchase of parts and equipment
Exxon Mobile	Current: $100,000	Extended payable terms from vendor for purchase of fuels
JLG Industries, Inc.	Current: $200,000	Extended payable terms from vendor for purchase of parts and equipment
Takeuchi Mfg. (U.S.), Ltd.	Current: $10 Million	Extended payable terms from vendor for purchase of parts and equipment
Manitou America, Inc.	Current: $700,000	Extended payable terms from vendor for purchase of parts and equipment
Terex Financial Services, Inc.	Current: $5 Million	Equipment Lease
LaSalle Systems Leasing, Inc. MB Financial Bank, N.A First Bank of Highland Park	Current: $1 Million	Equipment Lease
HYG Financial Services, Inc.	Current: $6 Million	Equipment Lease
Hyster-Yale Group, Inc.	Current: $1 Million	Financed Inventory
Volvo Construction Equipment North America, LLC	Current: $1 Million	Financed Inventory
JCB, Inc.	Current: $0.5Million	Financed Inventory

Schedule-19

Lender	Credit Limit	Description of the Indebtedness/Underlying Debt Documents
Goldman Sachs Specialty Lending Group, L.P.	Current: $71.2 Million

Note Purchase Agreement, dated December 27, 2017, by and among Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C.,  Alta Industrial Equipment Company, L.L.C., the Purchasers (as defined in the Note Purchase Agreement) party thereto, and Goldman Sachs Specialty Lending Group, L.P., as amended by that certain Joinder and Third Amendment to Note Purchase Agreement, dated May 1, 2019, adding NITCO, LLC as an Issuer, and as amended by that certain Joinder to Note Purchase Agreement, to be entered into on or prior to the Effective Date, adding Alta Construction Equipment Florida, LLC as an Issuer.

To be terminated on the Effective Date.

C&B Manufacturing Inc. dba Hitchdoc	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment
Fair Manufacturing Inc.	Credit Limit: $10,000	Extended payable terms from vendor for purchase of parts and equipment

Schedule-20

SCHEDULE 6.02

EXISTING LIENS

Debtor	Secured Party(ies)	Jurisdiction	Filing Date and File Number
ALTA ENTERPRISES, LLC	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000660-2
	Fair Manufacturing Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/3/2019 Filing No.: #20191003000509-2
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC	Takeuchi MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/11/2017 Filing No: #20171011000862-9
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000658-7
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 7/30/2018 Filing No.: #20180730001010-1
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC, AND ALL ITS SUBSIDIARIES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 9/27/2018 Filing No.: #20180927000747-5
	ALTA HEAVY EQUIPMENT SERVICES, LLC Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000662-0

Schedule-21

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC	LASALLE SOLUTIONS, A DIVISION OF MB EQUIPMENT FINANCE, LLC2013134405-6	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/15/2016 Filing No.: #20161115000241-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000470-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000356-8
	Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000667-5
	Hyster-Yale Group, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000654-2
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/13/2018 Filing No.: #20180313000064-2
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/29/2018 Filing No.: #20181229000018-2
	Wells Fargo Commercial Distribution Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000961-1

Schedule-22

ALTA CONSTRUCTION EQUIPMENT, L.L.C.	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/12/2009 Filing No. #2009145134-7
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/15/2009 Filing No.: #2009175268-6
	Link-Belt Construction Equipment Company, L.P., LLLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133701-9
	Link-Belt Construction Equipment Company, L.P., LLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133713-4
	TAKEUCHI MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2012 Filing No.: #2012179033-0
	VFS US LLC; ET AL	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/27/2013 Filing No.: #2013134405-6
	JLG INDUSTRIES, INC. for itself and as a representative of certain of its affiliates	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/28/2014 Filing No.: #2014029498-7
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/13/2014 Filing No.: #2014068495-8
	Volvo Construction Equipment North America, LLC, and all its subsidiaries	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/17/2015 Filing No.: #2015174384-4
	C&B Manufacturing Inc., dba Hitchdoc	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/16/2016 Filing No.: #2016068080-3

Schedule-23

MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/17/2017 Filing No.:#20171017000719-2
Goldman Sachs Specialty Lending Group, L.P., as Notes Representative**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.:#20171227000659-6
MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.:#2018629000875-8
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000455-9
HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000357-7
GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2017 Filing No.: #20171227000665-7
HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000650-6
MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/16/2019 Filing No.: #20190416000971-8

Schedule-24

NITCO, LLC	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing Number: #20190328000781-3
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing No.: #20190328000785-9
	JCB, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/25/2019 Filing No.: #20190425000585-3
	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., AS NOTES REPRESENTATIVE**	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/01/2019 Filing No.: #20190501000548-1
	LANDOLL CORPORATION	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/20/2019 Filing No.: #20190520000053-3
	JLG INDUSTRIES, INC. FOR ITSELF AND AS A REPRESENTATIVE OF CERTAIN OF ITS AFFILIATES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/31/2019 Filing No.: #20190531000764-8
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/14/2019 Filing No.: #20190614000507-7
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/11/2019 Filing No.: #20190711000355-8
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/20/2019 Filing No.: #20190820000465-1

Schedule-25

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC (including liens filed on Flagler assets)	Axis Capital, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 03/10/2016 Filing No.: #20161458676 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 02/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Everbank Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 01/16/2018 Filing No.: #20180352332
	PNC Equipment Finance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/10/2019 Filing No.: #20192485477 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	VFS US LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 04/13/2004 Filing No.: #20041043811 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	GE Commercial Distribution Finance Corporation	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/27/2005 Filing No.: #20051975417 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	Red Iron Acceptance, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/29/2013 Filing No.: #20131210252 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
	USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 12/24/2013 Filing No.: #20135101978 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-26

Susquehanna Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/28/2014 Filing No.: #20140787077 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Takeuchi Mfg. (U.S.), Ltd.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/16/2014 Filing No.: # 20142822021 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Volvo Construction Equipment North America, LLC and all its subsidiaries	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/11/2016 Filing No.: #20160849537 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
USAmeriBank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/20/2016 Filing No.: #20163696109 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
M2 Lease Funds LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/02/2017 Filing No.: #20170748563 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Summit Funding Group, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/21/2017 Filing No.: #20171160834 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Amur Equipment Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 2/23/2017 Filing No.: #20171232328 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

Schedule-27

TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 6/28/2017 Filing No.: #20174265234
International Equipment Solutions, LLC	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 8/09/2017 Filing No.: #20175281503 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
TCF Equipment Finance, a division of TCF National Bank	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 1/31/2018 Filing No.: #20180723961
VFS Leasing Co.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 3/09/2018 Filing No.: #20181640396 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 7/11/2019 Filing No.: #20194797358 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]
Toyota Industries Commercial Finance, Inc.	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 10/03/2019 Filing No.: #20196908391 [Lien to be Terminated in connection with consummation of the Flagler Acquisition]

** The Liens filed by Goldman Sachs Specialty Lending Group, L.P., as Notes Representative will be terminated on the Effective Date.

Schedule-28

SCHEDULE 6.04

EXISTING INVESTMENTS

None.

Schedule-29

SCHEDULE 6.13(a)

FIXED CHARGE COVERAGE RATIO

See attached.

Schedule-30

EXHIBIT A

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees [and swingline loans] included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	________________________________

2.	Assignee:	________________________________
[and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrowers:	B. Riley Principal Merger Corp.
(to be renamed Alta Equipment Group Inc.)
Alta Equipment Holdings, Inc.
Alta Enterprises, LLC
Alta Construction Equipment Illinois, LLC
Alta Heavy Equipment Services, LLC
Alta Industrial Equipment Michigan, LLC
Alta Construction Equipment, L.L.C.
Alta Industrial Equipment Company, L.L.C.
NITCO, LLC
Alta Construction Equipment Florida, LLC

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Fifth Amended and Restated Floor Plan First Lien Credit Agreement dated as of February 3, 2020 among the Borrowers listed above, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$		%
	$	$		%
	$	$		%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted:

JPMorgan Chase Bank, N.A., as
Administrative Agent[, Swingline Lender] and Issuing Bank

By:
Name:
Title:

Consented to:

[ISSUING BANK]

By:
Name:
Title:

[SWINGLINE LENDER]

By:
Name:
Title:

B. RILEY PRINCIPAL MERGER CORP., to be known as
ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

ALTA EQUIPMENT HOLDINGS, INC.

By:
Name:
Title:

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC

ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.

ALTA CONSTRUCTION EQUIPMENT, L.L.C.

NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:
Title:

of each of the above, on behalf of each of the above

ANNEX 1 to ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Lender or their respective Related Parties, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Michigan.

EXHIBIT B

FORM OF

SECOND LIEN INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”), is dated as of February 3, 2020, and is between JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “ABL First Lien Agent”) for the ABL First Lien Secured Parties (as defined below), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Floor Plan First Lien Agent”) for the Floor Plan First Lien Secured Parties (as defined below) and U.S. BANK NATIONAL ASSOCIATION, as Notes Representative (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Lien Agent”) for the Second Lien Secured Parties (as defined below), and acknowledged by B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, and ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company (all of the foregoing limited liability companies and corporations, collectively, the “Borrowers”, each individually, a “Borrower”), and all other Loan Parties (as defined below).

WHEREAS, the Borrowers, the ABL First Lien Agent and certain financial institutions are parties to that certain Fifth Amended and Restated ABL First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing ABL First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Floor Plan First Lien Agent and certain financial institutions are parties to that certain Floor Plan First Lien Credit Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Floor Plan First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the Second Lien Agent and certain purchasers are parties to that certain Note Purchase Agreement of even effective date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith, the “Existing Second Lien Credit Agreement”), pursuant to which the Second Lien Agent and such purchasers have agreed to purchase notes issued by the Borrowers; and

WHEREAS, the Borrowers have granted to the ABL First Lien Agent for the benefit of the ABL First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the ABL First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Floor Plan First Lien Agent for the benefit of the Floor Plan First Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Floor Plan First Lien Obligations; and

WHEREAS, the Borrowers have granted to the Second Lien Agent for the benefit of the Second Lien Secured Parties liens and security interests in the Common Collateral as security for payment and performance of the Second Lien Obligations;

WHEREAS, parties hereto desire to set forth in this Agreement their rights and remedies with respect to the Common Collateral and other agreements among the parties hereto.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. The following terms, as used herein, have the following meanings:

“ABL First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL First Lien Agreement, the ABL First Lien Agent shall be the Person identified as such in such Agreement.

“ABL First Lien Credit Agreement” means the collective reference to (a) the Existing ABL First Lien Credit Agreement, and (b) any revolving credit agreement subject to a borrowing base or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement ABL First Lien Credit Agreement”). Any reference to the ABL First Lien Credit Agreement hereunder shall be deemed a reference to any ABL First Lien Credit Agreement then extant.

“ABL First Lien Guarantee” means any guarantee by any Loan Party of any or all of the ABL First Lien Obligations.

“ABL First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the ABL First Lien Credit Agreement or any DIP Financing by the ABL First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the ABL First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the ABL First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“ABL First Lien Secured Parties” means the ABL First Lien Agent, the “Lenders” party from time to time to the ABL First Lien Credit Agreement, and any other holders of the ABL First Lien Obligations.

“ABL First Lien Security Documents” means the “Collateral Documents” as defined in the ABL First Lien Credit Agreement, and any other documents that are designated under the ABL First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any First Lien Secured Party (or any of its Affiliates): (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means, with respect to any Loan Party, any and all obligations of any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” and “Borrowers” have the meanings set forth in the introductory paragraph hereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Collateral Agents” means the ABL First Lien Agent, the Floor Plan First Lien Agent and the Second Lien Agent.

“Common Collateral” means all assets that are both First Lien Collateral and Second Lien Collateral.

“DIP Conditions” means (a) the maximum aggregate principal amount of the applicable DIP Financing extended by First Lien Secured Parties, or consented or not objected to by the requisite First Lien Secured Parties, when taken together with the aggregate principal amount of outstanding pre-petition First Lien Obligations that will not be repaid by such DIP Financing (but excluding the amount of any “carve-out” for professional fees and expenses) does not exceed the Maximum First Lien Principal Amount, (b) the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, (c) the Second Lien Secured Parties retain a Lien on the Common Collateral (including proceeds thereof arising after the commencement of such Insolvency Proceeding) with the same priority as existed prior to the commencement of such Insolvency Proceeding, except to the extent of any requisite subordination in accordance with Section 6.3(c), (d) such DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the documentation relating to such DIP Financing, (e) such DIP Financing does not expressly require the sale, liquidation or disposition of all or any substantial part of the Common Collateral prior to a default under the DIP Financing, (f) the terms of such DIP Financing (including interest rate, fees and other terms) are commercially reasonable under the circumstances, and (g) such DIP Financing is otherwise subject to the terms of this Agreement.

“DIP Financing” has the meaning set forth in Section 6.3.

“Enforcement Action” means, with respect to the First Lien Obligations or the Second Lien Obligations, as applicable, any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed, assignment, bill of sale or other conveyance in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Common Collateral, or (b) exercise of any right or remedy available under the First Lien Documents or the Second Lien Documents, as applicable, at law, in equity or otherwise to enforce, foreclose upon, take possession of or sell any Common Collateral.

“Excess ABL First Lien Obligations” means the aggregate principal amount of the ABL First Lien Obligations outstanding under the ABL First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum ABL First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess First Lien Obligations” means the aggregate principal amount of the Excess ABL First Lien Obligations plus the aggregate principal amount of the Excess Floor Plan First Lien Obligations

“Excess Floor Plan First Lien Obligations” means the aggregate principal amount of the Floor Plan First Lien Obligations outstanding under the Floor Plan First Lien Documents (excluding any outstanding Banking Services Obligations and Swap Obligations) that are in excess of the Maximum Floor Plan First Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Excess Second Lien Obligations” means the aggregate principal amount of the Second Lien Obligations outstanding under the Second Lien Documents that is in excess of the Maximum Second Lien Principal Amount, and any accrued interest and recurring commitment and other similar fees to the extent, but only to the extent, attributable to such excess.

“Existing ABL First Lien Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Floor Plan First Lien Credit Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Existing Second Lien Credit Agreement” has the meaning set forth in the third WHEREAS clause of this Agreement.

“First Lien Agents” means the ABL First Lien Agent and the Floor Plan First Lien Agent.

“First Lien Credit Agreements” means the ABL First Lien Credit Agreement and the Floor Plan First Lien Credit Agreement.

“First Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted at any time to any First Lien Secured Party as security for any First Lien Obligation.

“First Lien Default” means any “Default” under and as defined in any First Lien Credit Agreement.

“First Lien Documents” means each First Lien Credit Agreement, each First Lien Security Document, each First Lien Guarantee, this Agreement, each other “Loan Document” as defined in each First Lien Credit Agreement as in effect on the date hereof, respectively, and the First Lien Intercreditor Agreement, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

“First Lien Guarantees” means the ABL First Lien Guarantees and the Floor Plan First Lien Guarantees.

“First Lien Intercreditor Agreement” is defined in Section 10.3.

“First Lien Obligations” means the ABL First Lien Obligations and the Floor Plan First Lien Obligations.

“First Lien Obligations Payment Date” means the first date on which (a) the First Lien Obligations (other than those that constitute Unasserted Contingent Obligations, and other than Excess First Lien Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the respective terms of the First Lien Documents), (b) all commitments to extend credit under the First Lien Documents have been terminated, and (c) there are no outstanding letters of credit or similar instruments issued under the First Lien Documents (other than such as have been cash collateralized or defeased in accordance with the respective terms of the First Lien Documents); provided, however, that for purposes of this definition, the amount to have been paid pursuant to clause (a) above and the amount required to be cash collateralized or defeased pursuant to clause (c) above shall not include such amounts to the extent constituting Excess First Lien Obligations.

“First Lien Representative” means, at any time, the First Lien Agent designated under the First Lien Intercreditor Agreement as the “First Lien Representative” at such time. On the date hereof, the First Lien Representative is the ABL First Lien Agent, and for purposes of this Agreement shall remain the ABL First Lien Agent until the Second Lien Agent receives a written notification signed by both First Lien Agents designating a different First Lien Representative.

“First Lien Secured Parties” means the First Lien Agents, the First Lien Representative, the “Lenders” party from time to time to any of the First Lien Credit Agreements, respectively, and any other holders of any of the First Lien Obligations.

“First Lien Security Documents” means the ABL First Lien Security Documents and the Floor Plan First Lien Security Documents.

“Floor Plan First Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Floor Plan First Lien Agreement, the Floor Plan First Lien Agent shall be the Person identified as such in such Agreement.

“Floor Plan First Lien Credit Agreement” means the collective reference to (a) the Existing Floor Plan First Lien Credit Agreement, and (b) any floor plan or asset based (or combination thereof) credit agreement or similar agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Floor Plan First Lien Credit Agreement, or any other agreement or instrument referred to in this clause (b) (a “Replacement Floor Plan First Lien Credit Agreement”). Any reference to the Floor Plan First Lien Credit Agreement hereunder shall be deemed a reference to any Floor Plan First Lien Credit Agreement then extant.

“Floor Plan First Lien Guarantee” means any guarantee by any Loan Party of any or all of the Floor Plan First Lien Obligations.

“Floor Plan First Lien Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all loans made pursuant to the Floor Plan First Lien Credit Agreement or any DIP Financing by the Floor Plan First Lien Secured Parties to the extent such DIP Financing was made in compliance with the conditions set forth in Section 6.3, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Amounts) with respect to any letters of credit or similar instruments issued pursuant to the Floor Plan First Lien Credit Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Floor Plan First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Floor Plan First Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Floor Plan First Lien Secured Parties, the ABL First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

“Floor Plan First Lien Secured Parties” means the Floor Plan First Lien Agent, the “Lenders” party from time to time to the Floor Plan First Lien Credit Agreement, and any other holders of the Floor Plan First Lien Obligations.

“Floor Plan First Lien Security Documents” means the “Collateral Documents” as defined in the Floor Plan First Lien Credit Agreement, and any other documents that are designated under the Floor Plan First Lien Credit Agreement as “First Lien Security Documents” for purposes of this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Letter of Credit Cash Collateral” has the meaning set forth in Section 4.6(c).

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, collateral assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Party” means each Borrower and each subsidiary or other affiliate of any Borrower that hereafter becomes a party to any First Lien Document or Second Lien Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Maximum ABL First Lien Principal Amount” means the amount equal to the sum of (a) 120% of the maximum amount (which maximum amount is $300,000,000) of the credit facilities under the Existing ABL First Lien Credit Agreement on the Effective Date (plus increases in principal after the Effective Date resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, plus (b) 120% of the principal amount of any committed increase of the credit facilities under the ABL First Lien Credit Agreement after the date hereof in an aggregate principal amount not to exceed $30,000,000 pursuant to Section 2.21 of the ABL First Lien Credit Agreement (as in effect on the Effective Date), including the satisfaction of the conditions to such increase as set forth therein as of Effective Date, which conditions shall not be amended or waived, and in accordance with the terms and conditions of the ABL First Lien Credit Agreement (as in effect on the Effective Date), less (c) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the ABL First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the ABL First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in ABL First Lien Obligations shall not be subject to a limitation.

“Maximum First Lien Principal Amount” means the Maximum ABL First Lien Principal Amount plus the Maximum Floor Plan First Lien Principal Amount.

“Maximum Floor Plan First Lien Principal Amount” means the amount equal to (a) $50,000,000, less (b) the aggregate amount of all payments and prepayments of principal of any term loans, if any, under the Floor Plan First Lien Credit Agreements and the aggregate amount of permanent reductions of revolving credit commitments under the Floor Plan First Lien Credit Agreement. The amount of Banking Services Obligations and the amount of Swap Obligations included in Floor Plan First Lien Obligations shall not be subject to a limitation.

“Maximum Second Lien Principal Amount” means the amount equal to (a) 120% of the principal amount of Second Lien Obligations funded and outstanding on the date hereof (plus increases in principal after the date hereof resulting solely from payments in kind of interest, but only to the extent such payments are permitted by the terms hereof), fees, indemnities, expenses, charges and other amounts thereon, less (b) the aggregate amount of all payments and prepayments of principal of any Loans (as defined in the Second Lien Credit Agreement as of the date hereof).

“Permitted Actions” means: (a) file a proof of claim or statement of interest, vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement composition, or extension), and make other filings, arguments, and motions, with respect to the Second Lien Obligations and the Common Collateral in any Insolvency Proceeding commenced by or against any Loan Party; (b) take action to create, perfect, preserve, or protect (but not enforce) any Lien on the Common Collateral securing the Second Lien Obligations, so long as such actions are (i) not adverse to the priority status in accordance with this Agreement of Liens on the Common Collateral securing any of the First Lien Obligations or the First Lien Secured Parties' rights to exercise remedies and (ii) otherwise not in violation of this Agreement; (c) file necessary pleadings in opposition to a claim objecting to or otherwise seeking the disallowance of a Second Lien Obligation or a Lien securing the Second Lien Obligations; (d) join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Common Collateral initiated by either First Lien Agent, to the extent that such action could not reasonably be expected to interfere materially with such Enforcement Action, but no Second Lien Secured Party may receive any proceeds thereof unless expressly permitted herein; (e) bid for or purchase Common Collateral at any public, private, or judicial foreclosure upon such Common Collateral, or any sale of Common Collateral during an Insolvency Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the net cash proceeds of such bid are otherwise sufficient to cause the First Lien Obligations Payment Date and are applied to cause the First Lien Obligations Payment Date, in each case, at the closing of such bid; (f) accelerate any Second Lien Obligations in accordance with the provisions of the Second Lien Documents; (g) seek adequate protection during an Insolvency Proceeding to the extent expressly permitted by Section 6; (h) inspect or appraise the Common Collateral (and to engage or retain investment bankers or appraisers for the sole purposes of appraising or valuing the Common Collateral), or to receive information or reports concerning the Common Collateral, in each case pursuant to the terms of the Second Lien Documents and applicable law; (i) take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory crossclaim or counterclaim against any Loan Party; (j) object to the proposed retention of Common Collateral by any First Lien Secured Party pursuant to Section 9-620 of the Uniform Commercial Code; (k) take any action to seek and obtain specific performance or injunctive relief to compel a Loan Party to comply with (or not violate or breach) an obligation under the Second Lien Documents, other than an obligation to pay money; (l) enforce the terms of any subordination agreement with respect to any indebtedness subordinated to the Second Lien Obligations so long as any proceeds are applied in accordance with Section 5.1; and (m) exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law; in each case (i.e.; with respect to any of the actions described in this paragraph) to the extent not expressly prohibited by, or contrary to, the terms of this Agreement. Except as expressly provided for herein, no provision hereof shall be construed to prohibit the payment by the Borrowers of regularly scheduled principal, interest, fees and other amounts, including but not limited to prepayments and repayments of any loans and any premiums or make-whole amounts owed in respect of the Second Lien Obligations so long as the receipt thereof is not in violation of Section 5.1.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Amounts” means any interest, fees, costs, expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase” has the meaning set forth in Section 4.6(b).

“Purchase Notice” has the meaning set forth in Section 4.6(a).

“Purchase Option Event” means (a) an acceleration of the First Lien Obligations in accordance with the applicable First Lien Credit Agreement, (b) the occurrence and continuation of any First Lien Default under the applicable First Lien Credit Agreement, that remains uncured or unwaived for at least thirty (30) consecutive days after the applicable First Lien Secured Party has knowledge thereof and the requisite First Lien Secured Parties have not agreed to forbear from the exercise of remedies, (c) following the occurrence of an Event of Default under the applicable First Lien Credit Agreement, an election by the applicable First Lien Secured Parties to cease making additional loans or advances under such First Lien Credit Agreement (in the full amount requested by the Loan Parties to the extent such amount would be otherwise permitted and available under the applicable First Lien Credit Agreements) when such loans or advances under such First Lien Credit Agreement would not cause the principal amount of the applicable First Lien Obligations to exceed the applicable Maximum First Lien Principal Amount and such election continues for ten (10) consecutive days, (d) the initiation of any secured creditor remedies by the applicable First Lien Agent upon all or a material portion of the Common Collateral, including putting account debtors on notice to make payment to, or at the direction of, such First Lien Agent, (e) the commencement of an Insolvency Proceeding, (f) a Second Lien Payment Default, or (g) the occurrence and continuation of any other Second Lien Default that remains uncured or unwaived for at least sixty (60) consecutive days.

“Purchase Price” has the meaning set forth in Section 4.6(c).

“Purchasing Parties” has the meaning set forth in Section 4.6(b).

“Recovery” has the meaning set forth in Section 6.6.

“Replacement ABL First Lien Agreement” has the meaning set forth in the definition of “ABL First Lien Credit Agreement”.

“Replacement Floor Plan First Lien Agreement” has the meaning set forth in the definition of “Floor Plan First Lien Credit Agreement”.

“Replacement Second Lien Agreement” has the meaning set forth in the definition of “Second Lien Credit Agreement.”

"Retained Interest" has the meaning set forth in Section 4.6(g).

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

“Second Lien Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Second Lien Credit Agreement, the Second Lien Agent shall be the Person identified as such in such Agreement.

“Second Lien Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Lien Secured Party as security for any Second Lien Obligation.

“Second Lien Credit Agreement” means the collective reference to (a) the Existing Second Lien Credit Agreement, and (b) any credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument complying with the terms of this Agreement and evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Lien Agreement or any other agreement or instrument referred to in this clause (b) (a “Replacement Second Lien Credit Agreement”). Any reference to the Second Lien Credit Agreement hereunder shall be deemed a reference to any Second Lien Credit Agreement then extant.

“Second Lien Default” means any “Default” under and as defined in the Second Lien Documents.

“Second Lien Documents” means the Second Lien Credit Agreement, each Second Lien Security Document, each Second Lien Guarantee and each other “Loan Document” as defined in the Second Lien Credit Agreement as in effect on the date hereof, in each case, as the same may be amended, supplemented, refinanced, or otherwise modified from time to time, in accordance with terms hereof.

“Second Lien Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Obligations.

“Second Lien Obligations” means all principal of and interest (including without limitation any Post-Petition Amounts) and premium (if any) on all indebtedness under the Second Lien Credit Agreement and (b) all guarantee obligations, indemnities, fees, premiums, make-whole amounts, expenses and other amounts payable from time to time pursuant to the Second Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred from and after such date of reinstatement.

"Second Lien Payment Default" means a Second Lien Default under Section 8.01(a) of the Second Lien Credit Agreement as in effect on the date hereof.

“Second Lien Secured Parties” means the Second Lien Agent, the “Purchasers” from time to time party to the Second Lien Credit Agreement, and all other holders of Second Lien Obligations.

“Second Lien Security Documents” means the “Collateral Documents” as defined in the Second Lien Credit Agreement and any documents that are designated under the Second Lien Credit Agreement as “Second Lien Security Documents” for purposes of this Agreement.

“Second Lien Default Notice” means written notice of a Second Lien Default from the Second Lien Agent to each First Lien Agent.

“Standstill Period” means the period commencing on the date of a Second Lien Default and ending upon the date which is the earlier of (a) 180 days after each First Lien Agent has received a Second Lien Default Notice with respect to such Second Lien Default, or (b) the date on which the First Lien Obligations Payment Date has occurred.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates or pricing risk or any similar transaction or any combination of the foregoing transactions, which includes agreements to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party.

“Swap Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any First Lien Secured Party (or any of its Affiliates) whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Unasserted Contingent Obligations” means, at any time, First Lien Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2. Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated, refinanced or otherwise modified from time to time to the extent permitted hereby.

1.3. Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, refinanced or otherwise modified (subject to any restrictions on such amendments, supplements, refinancings or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. [Reserved].

SECTION 3. Lien Priorities.

3.1. Subordination of Liens.

(a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties securing any of the First Lien Obligations (other than Excess First Lien Obligations), notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Lien Document or Second Lien Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party securing any such First Lien Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Obligations pursuant to a final-non appealable order of a court of competent jurisdiction or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Lien Secured Party or Second Lien Secured Party shall (i) object to or contest, or support any other Person in contesting or objecting to, at any hearing or in any proceeding (including without limitation, any Insolvency Proceeding) the validity, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other or (ii) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Common Collateral or the Liens on such Common Collateral, except to the extent that such rights are expressly granted in this Agreement. Notwithstanding any failure by any First Lien Secured Party or Second Lien Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Secured Parties or the Second Lien Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Common Collateral shall be as set forth herein.

(c) All Liens securing Excess First Lien Obligations will be senior in all respects and prior to any Lien on the Collateral securing any Excess Second Lien Obligations and all Liens securing any Excess Second Lien Obligations will be junior and subordinate in all respects to any Lien securing Excess First Lien Obligations.

3.2. [Reserved]

3.3. Legend.

(a) Until the termination of this Agreement, the Second Lien Secured Parties will cause to be clearly, conspicuously and prominently inserted on the face of any Second Lien Security Agreement the following legend (or a substantially similar legend):

“The liens and security interests on the property described herein are junior and subordinate in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of February [__], 2020 among JPMorgan Chase Bank, N.A., as ABL First Lien Agent, JPMorgan Chase Bank, N.A., as Floor Plan First Lien Agent and U.S. Bank National Association, as Second Lien Agent, and acknowledged by the Loan Parties referred to therein, as amended from time to time.”

(b) Each Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to its applicable Security Documents, such possession or control is also for the benefit of each other Collateral Agent and the other Secured Parties solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any Collateral Agent (or any third party acting on its behalf) with respect to such Common Collateral or provide any Collateral Agent or any other Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the applicable Security Documents; provided that (i) prior to the occurrence of the First Lien Obligations Payment Date, the Second Lien Agent shall deliver to the ABL First Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the First Lien Documents and (ii) subsequent to the occurrence of the First Lien Obligations Payment Date, the First Lien Agents shall (x) deliver to the Second Lien Agent, at the Borrowers’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

3.4. No New Liens. So long as the First Lien Obligations Payment Date has not occurred, the parties hereto agree that there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Lien Obligation or First Lien Obligation, as applicable, if these same assets are not subject to, and do not become subject to, Liens securing the First Lien Obligations or a Lien securing the Second Lien Obligations, as applicable (unless each First Lien Agent, or Second Lien Agent, as applicable, shall have declined in writing to receive a Lien on such asset). To the extent that the foregoing provisions are not complied with for any reason (without limiting any other rights and remedies available to the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, against the Loan Parties) and to the extent as a result thereof such assets are not included in First Lien Collateral or Second Lien Collateral, as the case may be, each of the First Lien Secured Parties and the Second Lien Secured Parties agrees that any amounts received by or distributed to any such party pursuant to or as a result of Liens granted on such assets in contravention of this Section 3.4 shall be subject to Section 5.1 (and solely for such purpose, each of the First Lien Secured Parties and the Second Lien Secured Parties shall be deemed to have a valid and perfected Lien on any such assets, and as such, such assets shall constitute Common Collateral for such purpose).

SECTION 4. Enforcement Rights.

4.1. Exclusive Enforcement Regarding Common Collateral. Until the First Lien Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Representative on behalf of the First Lien Secured Parties, after giving the Second Lien Agent at least 10 Business Days' prior written notice of their intent to take an Enforcement Action (except to the extent, and only to the extent, that the First Lien Representative reasonably believes that such Enforcement Action is immediately required in order to prevent any material loss or material decrease in value of any Common Collateral, in which event, the First Lien Representative shall provide the Second Lien Agent with notice of the occurrence of such Enforcement Action as soon as reasonably practicable), shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Common Collateral, without any consultation with, consent or involvement of or interference by any Second Lien Secured Party, but subject to the provisos set forth in Sections 4.2 and 6.2. Upon the occurrence and during the continuance of a First Lien Default, the First Lien Representative, the First Lien Agents and the other First Lien Secured Parties may take and continue any Enforcement Action with respect to the First Lien Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the First Lien Documents and applicable law.

4.2. Standstill. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that, until the First Lien Obligations Payment Date has occurred, but subject to the provisos at the end of this Section 4.2 and Section 6.2, without the prior written consent of the First Lien Agents:

(a) they will not take or cause to be taken any Enforcement Action;

(b) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations (other than Excess First Lien Obligations) or the First Lien Secured Parties with respect to any of the Common Collateral;

(c) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Secured Party, in each case in accordance with this Agreement and applicable law;

(d) they have no right to (i) direct either First Lien Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Security Documents (or, to the extent they may have any such right described in this clause (d)(i), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right) or (ii) except as expressly permitted in this Agreement, consent or object to the exercise by either First Lien Agent or any First Lien Secured Party of any right, remedy or power with respect to the Common Collateral pursuant to the First Lien Security Documents or to the timing or manner in which any such right is exercised or not exercised;

(e) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Secured Party with respect to, the Common Collateral or pursuant to the applicable First Lien Documents in compliance with the terms and conditions of this Agreement; and

(f) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral;

provided that, notwithstanding the foregoing and so long as no Standstill Period is in effect, any Second Lien Secured Party may exercise and continue to pursue any Enforcement Actions under the Second Lien Documents or applicable law following the occurrence of and during the continuation of a Second Lien Default; provided, further, however, that, notwithstanding the foregoing, in no event shall any Second Lien Secured Party exercise any Enforcement Actions if, notwithstanding the expiration of the Standstill Period, any First Lien Secured Party shall have commenced (prior to the expiration of the Standstill Period) and be diligently pursuing any Enforcement Action with respect to all or any material portion of the Common Collateral; and provided, further, that (i) in any Insolvency Proceeding commenced by or against any Loan Party, the Second Lien Agent and the Second Lien Secured Parties may take any action expressly permitted by Section 6, (ii) nothing herein shall (x) limit Second Lien Secured Parties from initiating or maintaining Permitted Actions, or (y) restrict or otherwise limit Second Lien Secured Parties from commencing or joining any other person in commencing, or filing a petition for, any Insolvency Proceeding against any Loan Party; provided that the Second Lien Secured Parties shall not exercise any such right referred to in this clause (y) during the Standstill Period and shall not, without giving each First Lien Agent 10 Business Days' prior written notice (which notice may, for the avoidance of doubt, be given during the Standstill Period), exercise any rights or remedies described in clause (m) of the definition of Permitted Actions during the Standstill Period.

4.3. Cooperation. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that each of them shall take such actions as either First Lien Agent shall reasonably request in connection with the exercise by the First Lien Secured Parties of their rights set forth herein in respect of the Common Collateral. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties, agrees that each of them shall take such actions as the Second Lien Agent shall reasonably request in connection with the exercise by the Second Lien Secured Parties of their rights set forth herein in respect of the Common Collateral.

4.4. Unsecured Creditor Remedies; Judgment Creditors. Except as expressly set forth in Sections 3.1(b), 4.1, the final proviso to 4.2, 6, 9.1 and 10.1, Second Lien Agent and Second Lien Secured Parties may exercise rights and remedies available to unsecured creditors generally, but solely to the extent such actions are not prohibited by the terms of this Agreement. In the event that any Second Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Lien Obligations are subject to the terms of this Agreement.

4.5. Actions Upon Breach. Should either any First Lien Secured Party or any Second Lien Secured Party, as applicable, contrary to this Agreement, in any way take, attempt to or threaten to take, any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the other party may obtain relief against the First Lien Secured Party or the Second Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, that (i) the damages suffered by the Secured Parties seeking relief from the actions of the other Secured Parties against whom such relief is sought may at that time be difficult to ascertain and may be irreparable, and (ii) the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, waive any defense that the Loan Parties and/or any Secured Party seeking relief cannot demonstrate damage and/or be made whole by the awarding of damages.

4.6. Option to Purchase.

(a) Upon the occurrence and during the continuance of a Purchase Option Event, all or a portion of the Second Lien Secured Parties, shall have the option at any time upon written irrevocable notice provided by Second Lien Agent (on behalf of such Second Lien Secured Parties) to the First Lien Representative (the “Purchase Notice”) to purchase from the First Lien Secured Parties all of the First Lien Obligations (other than the Excess First Lien Obligations). The Second Lien Secured Parties may not purchase less than all of the First Lien Obligations (other than the Excess First Lien Obligations). If the Second Lien Agent so delivers the Purchase Notice, the First Lien Representative and each First Lien Agent shall terminate or suspend any existing Enforcement Actions and shall not take any further Enforcement Actions, provided, that the Purchase (as defined below) shall have been consummated on the date specified in the Purchase Notice in accordance with this Section 4.6.

(b) On the date specified by the Second Lien Agent in the Purchase Notice (which shall be a Business Day not less than five (5) Business Days, nor more than twenty (20) Business Days, after receipt by the First Lien Representative of the Purchase Notice, the First Lien Secured Parties shall sell to the Second Lien Secured Parties electing to purchase pursuant to Section 4.6(a) (the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Lien Secured Parties, all of the First Lien Obligations (other than the Excess First Lien Obligations).

(c) Without limiting the obligations of the Loan Parties under the First Lien Documents to the First Lien Secured Parties with respect to the Retained Interest (as defined below) (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall pay to the First Lien Representative (for the benefit of the applicable First Lien Secured Parties) as the purchase price (the “Purchase Price”) therefor (i) the principal of all First Lien Obligations (other than the Excess First Lien Obligations and First Lien Obligations cash collateralized in accordance with clauses (ii) and (iii) below) then outstanding, (ii) in the case of any Swap Obligations, the amount that would be payable by the relevant Loan Party thereunder if it were to terminate such Swap Obligations on the date of the Purchase or, if not terminated, an amount determined by the relevant First Lien Secured Party to be reasonably necessary to collateralize its credit risk arising out of such Swap Obligations, (iii) with respect to letters of credit, furnish cash collateral (the “Letter of Credit Cash Collateral”) to the First Lien Representative in such amounts as the relevant First Lien Secured Parties determine is reasonably necessary to secure such First Lien Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit), and (iv) accrued and unpaid interest, fees (other than any prepayment premium, if any), breakage costs, attorneys’ fees and expenses to the extent not allocable to Excess First Lien Obligations; provided that for the avoidance of doubt, in no event shall the Purchase Price calculated based on the foregoing (excluding clause (iv) exceed the Maximum First Lien Principal Amount with respect to the First Lien Obligations.

(d) The Purchase Price and Letter of Credit Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Lien Representative as it shall designate to the Purchasing Parties. The First Lien Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the applicable First Lien Secured Parties in accordance with the applicable First Lien Documents and the First Lien Intercreditor Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to each account designated by the First Lien Agents, respectively, are received in such account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to any account designated by the First Lien Agents are received in such account later than 12:00 Noon, New York City time.

(e) The Purchase shall be made without representation or warranty of any kind by the First Lien Secured Parties as to the First Lien Obligations, the Common Collateral or otherwise and without recourse to the First Lien Secured Parties, except that the First Lien Secured Parties shall represent and warrant: (i) the amount of their respective First Lien Obligations, (ii) that the First Lien Secured Parties own their respective First Lien Obligations free and clear of any liens or encumbrances and (iii) that the First Lien Secured Parties have the right to assign all of their respective First Lien Obligations and their respective assignment is duly authorized.

(f) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the Purchasing Parties shall have the right, but not the obligation, to require the First Lien Agents to immediately resign under the First Lien Credit Agreements, and (ii) notwithstanding anything contained in the First Lien Documents to the contrary, each First Lien Agent shall have the right, but not the obligation, to immediately resign as agent under the applicable First Lien Credit Agreement. In either such event, the First Lien Agents shall execute and deliver such documents and instruments reasonably requested by the Second Lien Agent and/or Purchasing Parties to assign and transfer any Common Collateral, together with any and all rights under deposit account control agreements and lien waivers related to the Common Collateral, to the applicable successor agent under the First Lien Documents.

(g) In the event that any one or more of the Second Lien Secured Parties exercises and consummates the purchase option set forth in this Section 4.6, (i) the First Lien Secured Parties shall retain their indemnification rights under the First Lien Documents for actions or other matters arising on or prior to the date of such purchase and (ii) and in the event that, at the time of such Purchase, there exists Excess First Lien Obligations, the consummation of such purchase option shall not include (nor shall the Purchase Price be calculated with respect to) such Excess First Lien Obligations (clauses (i) and (ii), the “Retained Interest”).

(h) In the event that a Retained Interest exists, each First Lien Secured Party shall, at the request of the Purchasing Parties, execute an amendment to the applicable First Lien Credit Agreement acknowledging that such Retained Interest consisting of Excess First Lien Obligations is a last out tranche (other than with respect to Excess Second Lien Obligations), payable after the payment in full, in cash, of the Second Lien Obligations (other than Excess Second Lien Obligations). Each First Lien Secured Party shall continue to have all rights and remedies of a lender under the applicable First Lien Credit Agreement and the other First Lien Loan Documents; provided, that no First Lien Secured Party shall have any right to vote on or otherwise consent to any amendment, waiver, departure from or other modification of any provision of any First Lien Document; provided, however, that no such amendment, waiver, departure from or other modification shall modify the priority of the Liens with respect to such Excess First Lien Obligations and the Excess Second Lien Obligations as provided in Sections 3.1(c) and 5.1.

SECTION 5. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

5.1. Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral received by the First Lien Secured Parties or the Second Lien Secured Parties in connection with an Insolvency Proceeding or an Enforcement Action, shall be distributed as follows: first to the First Lien Representative for application to the First Lien Obligations (other than any Excess First Lien Obligations) in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement until the First Lien Obligations Payment Date has occurred, and thereafter, to the Second Lien Agent for application to the Second Lien Obligations (other than any Excess Second Lien Obligations) in accordance with the Second Lien Documents until the Second Lien Obligations (other than any Excess Second Lien Obligations) are paid in full, in cash. In the event any Excess First Lien Obligations remain unpaid after full payment of the Second Lien Obligations (other than any Excess Second Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the First Lien Representative for application to such Excess First Lien Obligations in accordance with the terms of the First Lien Documents and the First Lien Intercreditor Agreement. In the event any Excess Second Lien Obligations remain unpaid after full payment of the First Lien Obligations (including all Excess First Lien Obligations), any remaining proceeds of Common Collateral shall be delivered to the Second Lien Agent for application to such Excess Second Lien Obligations in accordance with the terms of the Second Lien Documents. Until the occurrence of the First Lien Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Lien Representative, for the benefit of the First Lien Secured Parties, for application pursuant to this Section 5.1 (and subject to the First Lien Intercreditor Agreement as to the allocation thereof among the First Lien Secured Parties), in the same form as received, with any necessary endorsements, and each Second Lien Secured Party hereby authorizes each of the First Lien Representative and the First Lien Agents to make any such endorsements as agent for the Second Lien Agent (which authorization, being coupled with an interest, is irrevocable).

5.2. Releases of Collateral.

(a) Until the First Lien Obligations Payment Date, if the First Lien Agents release a Lien on all or any portion of the Common Collateral in connection with: (a) an Enforcement Action, (b) a sale pursuant to Section 363 of the Bankruptcy Code, or (c) a disposition of any Collateral that is permitted pursuant to the First Lien Documents and the Second Lien Documents, then any Lien of the Second Lien Agent on such Common Collateral will be, except as otherwise provided below, automatically and simultaneously released to the same extent (it being understood that the Second Lien Agent shall still, subject to the terms of this Agreement, have a security interest with respect to the proceeds of such Common Collateral except to the extent applied to First Lien Obligations in accordance with Section 5.1); provided, that in each case of the releases by First Lien Agents in subclauses (a), (b) and (c), (1) the net cash proceeds of such Enforcement Action or disposition are applied to permanently repay the First Lien Obligations (or any DIP Financing, as applicable) in accordance with Section 5.1 (it being acknowledged that any credit bid by either First Lien Agent in any foreclosure or other disposition of any Common Collateral pursuant to any Enforcement Action is deemed to be a permanent repayment of the First Lien Obligations (or any DIP Financing, as applicable) for purposes hereof), (2) such sale is conducted in accordance with applicable law, and (3) such Enforcement Action, sale or disposition does not result in a sale or transfer of Common Collateral to any Borrower, or any of their affiliates.

(b) If the Lien of Second Lien Agent in the Common Collateral is to be released pursuant to the foregoing clause (a), the Second Lien Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Representative shall reasonably request to evidence any release of such Lien described in paragraph (a). Until the First Lien Obligations Payment Date, the Second Lien Agent hereby appoints the First Lien Representative and any officer or duly authorized person of the First Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the First Lien Representative’s own name, from time to time, in the First Lien Representative’s sole discretion, for the purposes of carrying out the terms of this Section 5.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be reasonably necessary or desirable to accomplish the purposes of this Section 5.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

5.3. [Reserved].

5.4. Insurance. Until the First Lien Obligations Payment Date has occurred, the First Lien Agents will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that the Second Lien Agent shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the First Lien Agents); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. All insurance proceeds not released to and utilized by any Loan Party pursuant to the First Lien Documents and the Second Lien Documents for restoration, replacement or reinvestment in accordance with the applicable terms of the First Lien Documents will be applied in the order provided herein.

SECTION 6. Insolvency Proceedings.

6.1. [Reserved]

6.2. Filing of Motions. Until the First Lien Obligations Payment Date has occurred, the Second Lien Agent agrees on behalf of itself and the other Second Lien Secured Parties that no Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 6 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of the Second Lien Agent or Second Lien Secured Parties, in whole or in part, as a result of their Lien or interest in the Common Collateral to the extent in contravention of the terms of this Agreement, or (c) challenges the amount, validity, priority, enforceability or voidability of any Liens or claims held by either First Lien Agent or any other First Lien Secured Party, or the extent to which the First Lien Obligations (other than the Excess First Lien Obligations) constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Agent may take and maintain any Permitted Actions.

6.3. Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Lien Agents desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Second Lien Agent agrees, subject to the DIP Conditions, on behalf of itself and the other Second Lien Secured Parties, that each Second Lien Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing, except as set forth in paragraph 6.5 below, (c) will subordinate (and will be deemed hereunder to have subordinated) their Liens (i) to such DIP Financing on the same terms as the Liens securing the First Lien Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Secured Parties in connection therewith and (iii) to any reasonable and customary “carve-out” agreed to by the First Lien Agents, and (d) agrees that notice received three (3) business days prior to the filing of the motion seeking entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice. If any Loan Party becomes subject to any Insolvency Proceeding and the First Lien Secured Parties provide a DIP Financing that satisfies the DIP Conditions and this Section 6.3, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of the Second Lien Secured Parties shall provide DIP Financing to any Loan Party secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations (other than the Excess First Lien Obligations) or the Liens securing such DIP Financing provided by the First Lien Secured Parties or that affords the lenders under any DIP Financing provided to any Loan Party by any Second Lien Secured Party a claim that is equal or senior to any adequate protection claims of the First Lien Secured Parties in respect of their interests in the Common Collateral, without the prior written consent of the First Lien Agents. Notwithstanding anything herein to the contrary, the Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, solely in their capacity as unsecured creditors and not as secured creditors of any Loan Party, may raise any objections to any use, sale, or lease of “cash collateral”, or DIP Financing that could be raised by any unsecured creditor of the Loan Parties.

6.4. Relief From the Automatic Stay. Until the First Lien Obligations Payment Date, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of them will, without the prior written consent of the First Lien Agents, (a) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, or (b) oppose any request by either First Lien Agent or the other First Lien Secured Parties to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Common Collateral; provided that the Second Lien Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Common Collateral if and to the extent the First Lien Agents have obtained relief from or modification of such stay in respect of the Common Collateral, but may not thereafter take or pursue any Enforcement Action with respect to any applicable Common Collateral to which such relief or modification is applicable, except in accordance with the other applicable terms of this Agreement.

6.5. Adequate Protection. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by either First Lien Agent or the other First Lien Secured Parties for adequate protection or any adequate protection provided to either First Lien Agent or the other First Lien Secured Parties or (b) any objection by either First Lien Agent or any other First Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to either First Lien Agent or any other First Lien Secured Party on account of the First Lien Obligations (other than Excess First Lien Obligations) under Section 506(b) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 6.3(b), Second Lien Secured Parties may seek or accept adequate protection consisting of (x) a replacement Lien on the Common Collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties and (z) subject to the right of the First Lien Secured Parties to object thereto, the payment of post-petition interest at the pre-default rate, fees and expenses (provided, in the case of this clause (z), that the First Lien Secured Parties have been granted adequate protection in the form of post-petition interest at a rate no lower than the pre-default rate and the payment of their fees and expenses). In the event the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, seeks or accepts adequate protection in accordance with the above provisions of this Section 6.5 and such adequate protection is granted in the form of additional collateral, then the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, agrees that each First Lien Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing and any other Liens granted to the First Lien Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Obligations are subordinated to the Liens securing the First Lien Obligations under this Agreement. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that except as expressly set forth in this Section, none of them shall seek or accept adequate protection without the prior written consent of the First Lien Agents.

6.6. Avoidance Issues. If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay or relinquish to a trustee, a receiver, or the estate of any Loan Party, because such amount was avoided or ordered to be paid, disgorged or relinquished for any reason, including, without limitation because it was found to be a fraudulent or preferential transfer or because the Liens securing the First Lien Obligations are unperfected or otherwise voided, avoided, invalidated or lapsed, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then, subject to the proviso below, the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from the date of reinstatement. The Second Lien Secured Parties agree that none of them shall be entitled to benefit from any Recovery, solely to the extent arising in respect of or on account of each First Lien Secured Party's interest in the Second Lien Collateral or on account of such First Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy Code, to any extent beyond what they would have been entitled to had such Recovery not occurred (solely to the extent arising in respect of or on account of such Second Lien Secured Party's interest in the Second Lien Collateral or an account of such Second Lien Secured Party's "secured claim" against any Loan Party within the meaning of section 506 of the Bankruptcy)(in each case, a "Secured Claim Recovery"), it being understood and agreed that the benefit of such Secured Claim Recovery otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement; provided, that notwithstanding anything to the contrary contained herein, (i) any amount received by the Second Lien Secured Parties in respect of a Secured Claim Recovery to be so turned over shall be limited to the amount in excess of the amount they would have received on account of its interest in the Second Lien Collateral or pursuant to its secured claim under section 506 of the Bankruptcy Code had such Secured Claim Recovery not occurred and (ii) except for the amounts specified in the foregoing clause (i) in respect of a Secured Claim Recovery, the Second Lien Secured Parties shall otherwise be entitled to receive and retain any amounts allocable to them in respect of any other Recovery.

6.7. Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, neither the Second Lien Agent nor any other Second Lien Secured Party, in its capacity as a secured creditor only, shall oppose any sale or disposition of any assets of any Loan Party that is consented to by the First Lien Secured Parties, and will be deemed to have consented under Section 363(f) of the Bankruptcy Code (and otherwise) to any sale consented to by the First Lien Secured Parties and to have released their Liens on such assets so long as the First Lien Secured Parties have released their Liens on such assets and the net cash proceeds from the sale or disposition are applied in accordance with Section 5.1; provided, further, that notwithstanding the foregoing or any other provision herein to the contrary, the Second Lien Agent and each other Second Lien Secured Party, solely in its capacity as an unsecured creditor and not as a secured creditor of any Loan Party, shall be entitled to oppose any sale or disposition of any assets of any Loan Party under Section 363 of the Bankruptcy Code without the consent or approval of the First Lien Agents.

6.8. Plans of Reorganization; Reorganization Securities. Prior to the First Lien Obligations Payment Date, no Second Lien Secured Party shall, without the consent of the First Lien Representative, directly or indirectly propose, support or vote in favor of any a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding that is in contravention of the provisions of this Agreement; provided that nothing in this Section 6.8 shall restrict any Second Lien Secured Party from voting any unsecured claim held by such Second Lien Secured Party in favor of any plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding. Nothing in this Agreement prohibits or limits the right of the Second Lien Secured Parties to receive and retain (a) any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, provided that if any debt securities are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding both on account of First Lien Obligations and on account of Second Lien Obligations and both (i) such debt obligations are secured by Liens and (ii) such Liens are upon the same property, then, as between the First Lien Secured Parties and the Second Lien Secured Parties, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations or (b) any distribution received by such Second Lien Secured Party pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding in respect of any claim classified under such plan as an unsecured claim in accordance with section 506(a)(1) of the Bankruptcy Code.

6.9. Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Obligations and the Second Lien Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and Second Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Amounts before any distribution is made in respect of the claims held by the Second Lien Secured Parties. The Second Lien Secured Parties hereby acknowledge and agree to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

6.10. No Waivers of Rights of First Lien Secured Parties. Subject to Section 3.1(b), nothing contained herein shall prohibit or in any way limit either First Lien Agent or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party not expressly permitted hereunder, including the seeking by any Second Lien Secured Party of adequate protection (except as provided in Section 6.5).

6.11. Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

6.12. Rights as Unsecured Creditors. In any Insolvency Proceeding, the Second Lien Secured Parties may exercise any rights and remedies that could be exercised by an unsecured creditor in accordance with the terms of the Second Lien Documents and applicable law, in each case to the extent not prohibited by the terms of this Agreement.

SECTION 7. Modifications to First Lien Documents or Second Lien Documents.

7.1. Restrictions on First Lien Document Modifications. The First Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the Second Lien Agent (which consent will not be unreasonably withheld), so as to:

(a) (i) increase the aggregate amount of the principal portion of the ABL First Lien Obligations to exceed the Maximum ABL First Lien Principal Amount or (ii) increase the aggregate amount of the principal portion of the Floor Plan First Lien Obligations to exceed the Maximum Floor Plan First Lien Principal Amount;

(b) increase the applicable margin or similar component of interest rate (including by adding or increasing any interest rate floor) or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the First Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums in a manner that would cause the total yield on all Loans (as defined in either First Lien Credit Agreement on the date hereof, respectively) to exceed by more than 2.00% of the total yield on such Loans as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00%, fluctuations in LIBOR or any other similar rate index, any replacement of LIBOR due to any cessation thereof, and application of the pricing grid set forth in the Existing ABL First Lien Credit Agreement or the Existing Floor Plan First Lien Credit Agreement, as applicable, on the date hereof) or increase the default rate by any margin;

(c) extend the final scheduled maturity of the First Lien Obligations by more than 180 days from the final scheduled maturity as in effect on the date hereof;

(d) alter the amortization schedule for the First Lien Obligations, such that the average life to maturity of the First Lien Obligations is shorter than in effect as of the date hereof;

(e) add or change any, covenant, default or event of default under the First Lien Documents in a manner adverse to the Loan Parties, unless the Loan Parties concurrently offer to enter into a corresponding amendment or modification to the applicable provisions of the Second Lien Documents;

(f) add (or make more restrictive) any prohibition or restriction on payment of the Second Lien Obligations;

(g) subordinate the First Lien Obligations or the Liens of the First Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under either First Lien Credit Agreement (as in effect on the date hereof);

(h) change or amend any term of the First Lien Documents relating to the assignment of or participation in all or any portion of the First Lien Obligations to any Loan Party or any of their respective Affiliates (including any amendment or modification of definition of Ineligible Institution (as defined in the First Lien Credit Agreement as in effect on the date hereof) to remove any Loan Party or any of their respective Affiliates from such definition) as set forth in each First Lien Credit Agreement (as in effect on the date hereof), respectively;

(i) change or amend the definition of Ineligible Institution (as defined in each First Lien Credit Agreement, respectively, as in effect on the date hereof) to remove or modify the final proviso of the definition thereof in any way; or

(j) impose any limitation on amendments or modifications of the Second Lien Documents that is more restrictive that the limitations contained herein.

7.2. Restrictions on Second Lien Document Modifications. The Second Lien Documents may not be amended, renewed, extended, restated, supplemented or otherwise modified without the prior written consent of the First Lien Agents (which consent will not be unreasonably withheld), so as to:

(a) increase the aggregate amount of the principal portion of the Second Lien Obligations to exceed the Maximum Second Lien Principal Amount;

(b) increase the rate of interest on any of the Second Lien Obligations or add or increase any recurring fees (excluding any one-time fees, whether payable at one time or in multiple installments, payable in connection with the initial origination or syndication of the Second Lien Obligations, any amendment, waiver or similar agreement, any renewal of existing credit, or any increase, origination or extension of additional credit) or premiums that would cause the total yield on the Second Lien Obligations to exceed by more than 4.00% of the total yield on the Second Lien Obligations as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate of 3.00% or fluctuations in LIBOR or any other similar rate index) or increase the default rate by any margin (other than prepayment premiums, yield maintenance, make whole or similar fees and premiums, and exit fees, in each case that are payable in connection with any repayment (other than regularly scheduled principal payments) of the Second Lien Obligations, which shall not be restricted under this Section 7.2(b));

(c) [reserved];

(d) shorten the maturity of all or any portion of the Second Lien Obligations in effect as of the date hereof;

(e) require any scheduled payments or mandatory prepayments of any principal portion of the Second Lien Obligations which are not required under the terms of the Second Lien Documents in effect as of the date hereof;

(f) add or change any, covenant, default or event of default under the Second Lien Documents in a manner adverse to the Loan Parties; provided, that Second Lien Secured Parties shall be permitted to amend, modify or supplement the Second Lien Documents to modify or add covenants, defaults or other provisions to the extent the corresponding provisions of the First Lien Documents have been amended or modified;

(g) add (or make more restrictive) any prohibition or restriction on payment of any of the First Lien Obligations;

(h) subordinate the Second Lien Obligations or the Liens of the Second Lien Secured Parties on the Common Collateral, except as permitted in Section 6.3 and except with respect to “Permitted Encumbrances” under the Second Lien Credit Agreement (as in effect on the date hereof);

(i) change or amend any term of the Second Lien Documents relating to the assignment of or participation in all or any portion of the Second Lien Obligations to any Loan Party or any of their respective Affiliates or to the voting rights of any Loan Party or any of their respective Affiliates with respect to any portion of the Second Lien Obligations held by any such Person as set forth in the Second Lien Credit Agreement (as in effect on the date hereof); or

(j) impose any limitation on amendments or modifications of the First Lien Documents that is more restrictive that the limitations contained herein.

SECTION 8. Reliance; Waivers; etc.

8.1. Reliance. The First Lien Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Agent, on behalf of it itself and the other Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties. The Second Lien Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Agent, on behalf of itself and the other First Lien Secured Parties for which it is First Lien Agent, expressly waives all notices of the acceptance of and reliance on this Agreement by the Second Lien Agent and the other Second Lien Secured Parties.

8.2. No Warranties or Liability. The Second Lien Agent and the First Lien Agents acknowledge and agree that none of them has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other First Lien Document or any Second Lien Document. Except as otherwise provided in this Agreement, the Second Lien Agent and the First Lien Agents will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3. No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Documents or the Second Lien Documents.

SECTION 9. Obligations Unconditional.

9.1. First Lien Obligations Unconditional. All rights and interests of the First Lien Secured Parties hereunder, and all agreements and obligations of the Second Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Document and regardless of whether any of the Liens of the First Lien Agents and First Lien Secured Parties are not perfected or are voidable for any reason; or

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any First Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of any of the First Lien Agents and First Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder;

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Obligations, or of any of the First Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

9.2. Second Lien Obligations Unconditional. All rights and interests of the Second Lien Secured Parties hereunder, and all agreements and obligations of the First Lien Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Document and regardless of whether the Liens of the Second Lien Agent and Second Lien Secured Parties are not perfected or are voidable for any reason;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct, in writing or otherwise, including any increase in the amount thereof, or any refinancing, replacement, refunding or restatement of any Second Lien Document, except to the extent expressly prohibited hereunder;

(c) any exchange, release or lack of perfection of any Lien of the Second Lien Agent and Second Lien Secured Parties on any Common Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Second Lien Obligations or any guarantee thereof, except to the extent expressly prohibited hereunder; or

(d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any of the Second Lien Secured Parties or any Loan Party, to the extent applicable, in respect of this Agreement.

SECTION 10. Miscellaneous.

10.1. Rights of Subrogation. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that no payment to either First Lien Agent or any First Lien Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the First Lien Obligations Payment Date. Following the First Lien Obligations Payment Date, the Second Lien Secured Parties shall be subrogated to the rights of the First Lien Secured Parties to the extent that payments and distributions otherwise payable to the Second Lien Secured Parties have been applied to the First Lien Obligations in accordance with the provisions of this Agreement, and each First Lien Agent agrees to execute such documents, agreements, and instruments as the Second Lien Agent or any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to either First Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by each First Lien Agent are paid by such Person upon request for payment thereof.

10.2. Further Assurances. Each of the Second Lien Agent and the First Lien Agents will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the First Lien Agents or the Second Lien Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern; provided, however, in the event of any conflict between the provisions of this Agreement and the intercreditor agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time. the “First Lien Intercreditor Agreement”), among the First Lien Secured Parties, the terms and conditions of the First Lien Intercreditor Agreement shall control among the First Lien Secured Parties as to the relative rights of the First Lien Secured Parties in respect of the Common Collateral.

10.4. Continuing Nature of Provisions. Subject to Section 6.6, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations Payment Date shall have occurred; provided, that Section 4.6(h) and Section 5.1 shall continue in effect with respect to the rights and obligations of the parties with respect to Excess First Lien Obligations. This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Borrower or any other Loan Party on the faith hereof.

10.5. Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Agents and the Second Lien Agent.

10.6. Information Concerning Financial Condition of the Borrowers and the other Loan Parties. Each of the Second Lien Secured Parties and the First Lien Secured Parties hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The Second Lien Secured Parties and the First Lien Secured Parties hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Agent or either First Lien Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

10.7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.8. Submission to Jurisdiction.

(a) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Secured Party or Second Lien Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each First Lien Secured Party, each Second Lien Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.9. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties and Second Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

10.11. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.13. Agents. The ABL First Lien Agent has executed this Agreement as directed under and in accordance with the Existing ABL First Lien Credit Agreement and will perform this Agreement solely in its capacity as ABL First Lien Agent and not individually. In performing under this Agreement, the ABL First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing ABL First Lien Credit Agreement. Subject to the terms of the Existing ABL First Lien Credit Agreement, the ABL First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Floor Plan First Lien Agent has executed this Agreement as directed under and in accordance with the Existing Floor Plan First Lien Credit Agreement and will perform this Agreement solely in its capacity as Floor Plan First Lien Agent and not individually. In performing under this Agreement, the Floor Plan First Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Floor Plan First Lien Credit Agreement. Subject to the terms of the Existing Floor Plan First Lien Credit Agreement, the Floor Plan First Lien Agent shall have no obligation to perform or exercise any discretionary act. The Second Lien Agent has executed this Agreement as directed under and in accordance with the Existing Second Lien Credit Agreement and will perform this Agreement solely in its capacity as Second Lien Agent and not individually. In performing under this Agreement, the Second Lien Agent shall have all rights, protections, immunities and indemnities granted it under the Existing Second Lien Credit Agreement. Subject to the terms of the Existing Second Lien Credit Agreement, the Second Lien Agent shall have no obligation to perform or exercise any discretionary act.

10.14. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.16. Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall be deemed to have acknowledged this Agreement in the manner set forth on Annex I attached hereto upon execution and delivery by such Person of a Joinder Agreement in accordance with the requirements of each First Lien Credit Agreement and the Second Lien Credit Agreement.

10.17. No Third Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of the First Lien Secured Parties, the Second Lien Secured Parties and their respective successors and permitted assigns, and this Agreement shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Loan Party, and there are no other parties or Persons whatsoever including, without limitation, the Loan Parties, who are intended to be benefited in any manner whatsoever by this Agreement.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL First Lien Agent for and on behalf of the ABL First Lien Secured Parties

By:
Name:	Michael Byrne
Title:	Authorized Officer

Address for Notices:
JPMorgan Chase Bank, N.A.
Loan and Agency Services
10 South Dearborn, 7th Floor
Chicago, Illinois 60603, Mail Code IL1-0010
Attention: Alta Equipment Group
Facsimile No: (312) 385-7096

Signature Page to Intercreditor Agreement

JPMORGAN CHASE BANK, N.A., as Floor Plan First Lien Agent for and on behalf of the Floor Plan First Lien Secured Parties

By:
Name:
Title:

Address for Notices:
JPMorgan Chase Bank, N.A.

Attention: Alta Equipment Group
Facsimile No:

Signature Page to Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Agent for and on behalf of the Second Lien Secured Parties

By:
Name:
Title:

Address for Notices:
U.S. BANK NATIONAL ASSOCIATION

Attention:
Facsimile No:

Signature Page to Intercreditor Agreement

ACKNOWLEDGEMENT

The undersigned hereby acknowledge and consent to the foregoing Intercreditor Agreement, dated as of February 3, 2020 (the “Intercreditor Agreement”) among JPMORGAN CHASE BANK, N.A., as the ABL First Lien Agent, JPMORGAN CHASE BANK, N.A., as the Floor Plan First Lien Agent, and U.S. BANK NATIONAL ASSOCIATION, as the Second Lien Agent. Unless otherwise defined in this Acknowledgement, terms defined in the Intercreditor Agreement have the same meanings when used in this Acknowledgement.

Each Loan Party hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each Loan Party agrees that the Intercreditor Agreement may be amended by the ABL First Lien Secured Parties, the Floor Plan First Lien Secured Parties and the Second Lien Secured Parties, without notice to, or the consent of any such Loan Party or any other Person; provided, however, that each Loan Party agrees to be bound by the Intercreditor Agreement only as in effect on the date hereof and, to the extent that such Loan Party has been notified of the terms of any amendment, as so amended.

[Remainder of page left intentionally blank]

Acknowledgment to Intercreditor Agreement

B. RILEY PRINCIPAL MERGER CORP., to be re-named ALTA EQUIPMENT GROUP INC.

By:
Name:
Title:

ALTA EQUIPMENT HOLDINGS, INC.

By:
Name:
Title:

ALTA ENTERPRISES, LLC
ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC
ALTA HEAVY EQUIPMENT SERVICES, LLC
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.
ALTA CONSTRUCTION EQUIPMENT, L.L.C.
NITCO, LLC
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC

By:
Name:
Title:
of each of the above, on behalf of each of the above

Address for Notices:

13211 Merriman Rd
Livonia, MI 48150-1826
Attention: President
Facsimile No. 248-449-6701

Acknowledgment Page to Intercreditor Agreement

EXHIBIT C-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated Floor Plan First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT C-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated Floor Plan First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT C-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated Floor Plan First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT C-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fifth Amended and Restated Floor Plan First Lien Credit Agreement dated as of February 3, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among B. Riley Principal Merger Corp., to be known as Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C. Alta Industrial Equipment Company, L.L.C., NITCO, LLC, and Alta Construction Equipment Florida, LLC, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

Exhibit 99.1

Alta Equipment Holdings Inc. Announces Entry into Definitive Agreements to Acquire Liftech Equipment Companies, Inc. and FlaglerCE Holdings, LLC

Equipment Dealerships Expand Footprint in New York, Vermont, Florida and Georgia

Livonia, MI, February 4, 2020 – Alta Equipment Holdings Inc. (“Alta”), a leading provider of premium industrial and construction equipment and related services, announced today that it has signed definitive agreements to acquire each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”). Liftech is the Hyster-Yale Materials Handling, Inc. (“Hyster-Yale”) and JCB Co., Ltd. (“JCB”) dealer in Upstate New York and Vermont, and Flagler is the AB Volvo (“Volvo”) dealer in Florida and portions of Georgia. Liftech and Flagler are expected to add over $220 million of aggregate annual revenue to Alta’s combined business.

As previously announced, Alta has entered into a definitive agreement with B. Riley Principal Merger Corp. (NYSE: BRPM, BRPM.U and BRPM WS) (“BRPM”), a publicly-traded special purpose acquisition company, whereby Alta will become a wholly-owned subsidiary of BRPM. BRPM has scheduled a stockholder meeting for Tuesday, February 11, 2020 relating to the approval by its stockholders of the business combination with Alta (the “business combination”) and certain related matters. Alta and BRPM expect to close the business combination shortly after the special meeting, subject to the approval of BRPM’s stockholders and other closing conditions.

The acquisitions of Liftech and Flagler are contingent upon the closing of the business combination and are expected to be funded by the equity and debt proceeds raised in connection with the business combination. Alta expects to close the acquisitions of Liftech and Flagler concurrently with the closing of the business combination.

“The Liftech and Flagler acquisitions provide further scale to our business and are consistent with our strategy to expand our geographic footprint and grow in the industrial and construction markets,” said Ryan Greenawalt, Alta’s Chief Executive Officer. “They present a great opportunity to drive our aftermarket parts sales and service support businesses while increasing our number of skilled technicians in key geographic markets. Both Liftech and Flagler are well respected companies in the heavy equipment market and we look forward to welcoming all of their employees to the Alta family.”

The terms of the acquisitions of Liftech and Flagler were not disclosed.

About Alta Equipment Holdings Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, Alta sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 31 total locations in Michigan, Illinois, Indiana, Massachusetts, Maine, Connecticut and New Hampshire. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

About Liftech Equipment Companies, Inc.

Liftech is engaged in the sales, rental and servicing of industrial lift trucks, construction equipment and industrial cleaning systems. Liftech’s primary market area is Upstate New York, Vermont and Massachusetts. Liftech is an authorized dealer of Hyster-Yale, JCB, Trackmobile, Inc. and Doosan Portable Power for the sale and service of each company’s products.

About FlaglerCE Holdings, LLC

Flagler’s primary operating activities include the sale, rental and servicing of heavy construction equipment. Flagler conducts business in seven branches in Florida. Flagler’s customers operate primarily in the construction, land development, mining and paving industries. Flagler operates under various construction equipment distributorships, including with Volvo. These distributor agreements provide Flagler with certain exclusive rights to sell manufacturers’ equipment and parts and perform authorized service within assigned territories.

About B. Riley Principal Merger Corp.

BRPM is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. BRPM raised $143.75 million in its initial public offering and began trading on the New York Stock Exchange in April 2019. Its shares of Class A common stock, units and warrants trade under the ticker symbols “BRPM,” “BRPM.U” and “BRPM WS,” respectively.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, BRPM has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of BRPM as of January 16, 2020, the record date established for voting on the proposed business combination, and contain important information about the proposed business combination and related matters. BRPM stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with BRPM’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about BRPM, Alta and the proposed business combination. The definitive proxy statement has been mailed to BRPM stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BRPM when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

2

Participants in the Solicitation

BRPM and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of BRPM stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in BRPM, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Alta’s ability to effect the acquisitions of each of Liftech and Flagler; the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of BRPM following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and BRPM and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against BRPM or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of BRPM or satisfy other conditions to the closing of the proposed business combination; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisitions disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that BRPM, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by BRPM with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in BRPM’s prior and future filings with the SEC, available at www.sec.gov.

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No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

For Alta:

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

For B. Riley Principal Merger Corp.:

Investors:

Daniel Shribman

dshribman@brileyfin.com

(212) 457-3300

Media:

Jo Anne McCusker

jmccusker@brileyfin.com

(646) 885-5425

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